                                                    Registration Nos. 333-65170
                                                                      811-08561

      As filed with the Securities and Exchange Commission on May 1, 2007
================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-6

                               -----------------

   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                     Pre-effective Amendment No.      [ ]
                     Post-Effective Amendment No.     [15]

                                    and/or

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                      Amendment No.                   [96]

                               -----------------

         AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R
                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                               -----------------

                             2727-A Allen Parkway
                           Houston, Texas 77019-2191
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
              (Depositor's Telephone Number, Including Area Code)

                               -----------------

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)

                                70 Pine Street
                           New York, New York 10270

                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                             Lauren W. Jones, Esq.
                            Deputy General Counsel
                     American General Life Companies, LLC
                              2929 Allen Parkway
                             Houston, Texas 77019
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering:  Continuous.

It is proposed that this filing will become effective (check appropriate box)

      [ ]  immediately upon filing pursuant to paragraph (b)

      [X]  on May 1, 2007 pursuant to paragraph (b)

      [ ]  60 days after filing pursuant to paragraph (a)(1)

      [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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PLATINUM INVESTOR(R)
SURVIVOR II

LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the "Policies") issued by
American General Life Insurance Company ("AGL") through its Separate Account
VL-R

                           This Prospectus is dated
                                  May 1, 2007

This prospectus describes Platinum Investor Survivor II last survivor flexible premium variable universal life insurance Policies issued by AGL. Platinum Investor Survivor II Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. During the lifetimes of the contingent insureds you may designate or change the beneficiary to whom Platinum Investor Survivor II pays the death benefit upon the last surviving contingent insured's death. You choose one of two death benefit options. We guarantee a death benefit if the monthly guarantee premium is paid and your Policy has not lapsed.

For information on how to contact AGL, please see "Contact Information" page 5.

The Index of Special Words and Phrases on page 59 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in bold the first time they appear in this prospectus.

This prospectus generally describes only the variable universal portions of the Policy, except where the fixed account is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

The AGL declared fixed interest account ("Fixed Account") is the fixed investment option for these Policies. You can also use AGL's Separate Account VL-R ("Separate Account") to invest in the Platinum Investor Survivor II variable investment options. Currently, the Platinum Investor Survivor II variable investment options each purchase shares of a corresponding Fund of:

..   AIM Variable Insurance Funds ("AIM V.I.")

..   The Alger American Fund ("Alger American")

..   American Century Variable Portfolios, Inc. ("American Century VP")

..   Credit Suisse Trust ("Credit Suisse Trust")

..   Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")

..   Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton
    VIP")

..   Janus Aspen Series ("Janus Aspen")

..   J.P. Morgan Series Trust II ("JPMorgan")

..   MFS(R) Variable Insurance TrustSM ("MFS(R) VIT")

..   Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")

..   Oppenheimer Variable Account Funds ("Oppenheimer")

..   PIMCO Variable Insurance Trust ("PIMCO VIT")

..   Pioneer Variable Contracts Trust ("Pioneer")

..   Putnam Variable Trust ("Putnam VT")

..   SunAmerica Series Trust ("SunAmerica ST")

..   VALIC Company I ("VALIC Co. I")

..   Van Kampen Life Investment Trust ("Van Kampen LIT")

..   Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 20 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

There is no guaranteed cash surrender value for amounts allocated to the variable investment options.

If the cash surrender value (the cash value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable universal life insurance Policy. You may wish to consult with your insurance representative or financial adviser.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable universal life insurance policy is subject to investment risks, including possible loss of principal invested.

The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                               TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY..............................................  6
POLICY BENEFITS............................................................  6
   Your Specified Amount of Insurance......................................  6
   Death Benefit...........................................................  6
       Death Benefit Proceeds..............................................  6
       Death Benefit Option 1 and Option 2.................................  6
          Death Benefit Option 1...........................................  7
          Death Benefit Option 2...........................................  7
   Full Surrenders, Partial Surrenders, Transfers, and Policy Loans........  7
       Full Surrenders.....................................................  7
       Partial Surrenders..................................................  7
       Transfers...........................................................  7
       Policy Loans........................................................  7
   Premiums................................................................  7
       Flexibility of Premiums.............................................  7
       Free Look...........................................................  8
   The Policy..............................................................  8
       Ownership Rights....................................................  8
       Separate Account....................................................  8
       Fixed Account.......................................................  8
       Accumulation Value..................................................  8
       Payment Options.....................................................  8
       Tax Benefits........................................................  8
   Supplemental Benefits and Riders........................................  8
POLICY RISKS...............................................................  9
   Investment Risk.........................................................  9
   Risk of Lapse...........................................................  9
   Tax Risks...............................................................  9
   Partial Surrender and Full Surrender Risks.............................. 10
   Policy Loan Risks....................................................... 10
PORTFOLIO RISKS............................................................ 10
TABLES OF CHARGES.......................................................... 11
GENERAL INFORMATION........................................................ 17
   American General Life Insurance Company................................. 17
   Separate Account VL-R................................................... 17
   Guarantee of Insurance Obligations...................................... 17
   Additional Information.................................................. 18
   Communication with AGL.................................................. 18
       Administrative Center............................................... 18
       E-Delivery, E-Service, telephone transactions and written
         transactions...................................................... 18
          E-Delivery....................................................... 18
          E-Service........................................................ 18
          Telephone transactions and written transactions.................. 19
       Telephone transactions.............................................. 19
   Variable Investment Options............................................. 20
   Voting Privileges....................................................... 23
   Fixed Account........................................................... 24
       Our general account................................................. 24
       How we declare interest............................................. 24
   Illustrations........................................................... 24
POLICY FEATURES............................................................ 25
   Age..................................................................... 25
   Death Benefits.......................................................... 25
       Your specified amount of insurance.................................. 25
       Your death benefit.................................................. 25
       Required minimum death benefit...................................... 26
   Base Coverage and Supplemental Coverage................................. 27
       Increases after age 90.............................................. 28

   Premium Payments........................................................ 28
       Premium payments.................................................... 28
       Limits on premium payments.......................................... 29
       Checks.............................................................. 29
       Planned periodic premiums........................................... 29
       Monthly guarantee premiums.......................................... 29
       Free look period.................................................... 30
   Changing Your Investment Option Allocations............................. 30
       Future premium payments............................................. 30
       Transfers of existing accumulation value............................ 30
       Dollar cost averaging............................................... 31
       Automatic rebalancing............................................... 31
       Market timing....................................................... 31
       Restrictions initiated by the Funds................................. 32
   Changing the Specified Amount of Insurance.............................. 32
       Increase in coverage................................................ 32
       Decrease in coverage................................................ 33
   Changing Death Benefit Options.......................................... 34
       Change of death benefit option...................................... 34
       Tax consequences of changes in insurance coverage................... 34
       Effect of changes in insurance coverage on guarantee period benefit........................................................... 34
   Effective Date of Policy and Related Transactions....................... 34
       Valuation dates, times, and periods................................. 34
       Fund pricing........................................................ 35
       Date of receipt..................................................... 35
       Commencement of insurance coverage.................................. 35
       Date of issue; Policy months and years.............................. 35
       Monthly deduction days.............................................. 35
       Commencement of investment performance.............................. 35
       Effective date of other premium payments and requests that you make.............................................................. 35
   Reports to Policy Owners................................................ 36
ADDITIONAL BENEFIT RIDERS AND OPTIONS...................................... 36
   Riders.................................................................. 36
       Maturity Extension Rider............................................ 36
       Return of Premium Death Benefit Rider............................... 38
       Single Life Annually Renewable Term Insurance Rider................. 38
   Tax Consequences of Additional Rider Benefits........................... 38
   Policy Exchange Option.................................................. 38
POLICY TRANSACTIONS........................................................ 39
   E-Delivery, E-Service, Telephone Transactions and Written
     Transactions.......................................................... 39
   Withdrawing Policy Investments.......................................... 39
       Full surrender...................................................... 39
       Partial surrender................................................... 40
       Exchange of Policy in certain states................................ 40
       Policy loans........................................................ 40
       Preferred loan interest rate........................................ 41
       Maturity of your Policy............................................. 41
       Tax considerations.................................................. 41
POLICY PAYMENTS............................................................ 42
   Payment Options......................................................... 42
       Change of payment option............................................ 42
       Tax impact.......................................................... 42
   The Beneficiary......................................................... 43
   Assignment of a Policy.................................................. 43
   Payment of Proceeds..................................................... 43
       General............................................................. 43
       Delay of Fixed Account proceeds..................................... 43
       Delay for check clearance........................................... 43
       Delay of Separate Account VL-R proceeds............................. 43
       Delay to challenge coverage......................................... 44

       Delay required under applicable law................................. 44
ADDITIONAL RIGHTS THAT WE HAVE............................................. 44
       Underwriting and premium classes.................................... 45
       Policies purchased through "internal rollovers"..................... 45
       State law requirements.............................................. 45
       Variations in expenses or risks..................................... 45
CHARGES UNDER THE POLICY................................................... 46
       Statutory premium tax charge........................................ 46
       Tax charge back..................................................... 46
       Premium expense charge.............................................. 46
       Daily charge (mortality and expense risk fee)....................... 46
       Flat monthly charge................................................. 46
       Monthly expense charge (per $1,000 of base coverage)................ 46
       Monthly insurance charge............................................ 47
       Monthly charges for additional benefit riders....................... 47
       Surrender charge.................................................... 47
       Partial surrender processing fee.................................... 48
       Transfer fee........................................................ 48
       Illustrations....................................................... 48
       Policy loans........................................................ 49
       Charge for taxes.................................................... 49
       Allocation of charges............................................... 49
   More About Policy Charges............................................... 49
       Purpose of our charges.............................................. 49
       General............................................................. 49
ACCUMULATION VALUE......................................................... 50
       Your accumulation value............................................. 50
       Your investment options............................................. 50
POLICY LAPSE AND REINSTATEMENT............................................. 50
FEDERAL TAX CONSIDERATIONS................................................. 51
   Tax Effects............................................................. 51
       General............................................................. 51
       Testing for modified endowment contract status...................... 52
       Other effects of Policy changes..................................... 52
       Rider benefits...................................................... 52
       Taxation of pre-death distributions if your Policy is not a modified endowment contract....................................... 53
       Taxation of pre-death distributions if your Policy is a
         modified endowment contract....................................... 53
       Policy lapses and reinstatements.................................... 54
       Taxation of Exchange Option......................................... 54
       Diversification and investor control................................ 54
       Estate and generation skipping taxes................................ 54
       Life insurance in split dollar arrangements......................... 55
       Pension and profit-sharing plans.................................... 56
       Other employee benefit programs..................................... 56
       ERISA............................................................... 56
       Our taxes........................................................... 56
       When we withhold income taxes....................................... 57
       Tax changes......................................................... 57
LEGAL PROCEEDINGS.......................................................... 57
FINANCIAL STATEMENTS....................................................... 58
INDEX OF SPECIAL WORDS AND PHRASES......................................... 59

                              CONTACT INFORMATION

Addresses and telephone numbers: Here is how you can contact us about the Platinum Investor Survivor II Policies.

          ADMINISTRATIVE CENTER:            HOME OFFICE:    PREMIUM PAYMENTS:
          ----------------------           --------------  -------------------

 (Express Delivery)   (U.S. Mail)          2727-A Allen    (Express Delivery)
 VUL Administration   VUL Administration   Parkway         Payment Processing
 2727-A Allen Parkway P. O. Box 4880       Houston, Texas  Center
 Houston, Texas       Houston, Texas       77019-2191      #1 Franklin Square
 77019-2191           77210-4880           1-713-831-3443  Springfield, IL
 1-713-831-3443,                           1-800-340-2765  62713-0001
 1-800-340-2765                                            (U.S. Mail)
 (Hearing Impaired)                                        Payment Processing
 1-888-436-5258                                            Center
 Fax: 1-713-620-6653                                       P.O. Box 0842
 (Except premium                                           Carol Stream, IL
 payments)                                                 60132-0842

                              ELECTRONIC SERVICES

Now, with E-DELIVERY you can electronically receive certain documents we currently mail, including annual Policy and Fund prospectuses. You can choose E-mail or CD ROM. You can also choose E-SERVICE capabilities to access on-line services for your Policy, such as transferring values among investment options and changing allocations for future premiums. You may select or cancel E-DELIVERY and E-SERVICE at any time. For more information, see page 18 of this prospectus. To request E-DELIVERY or E-SERVICE, take the following action:

    . For E-DELIVERY, enroll at the time you complete your Policy application, or go to www.aigag.com and enroll for E-Delivery at the same time you enroll for E-Service.

    . For E-SERVICE, go to www.aigag.com and enroll by completing the information on the introductory page under "Not an E-Service Member?"

                         POLICY BENEFITS/RISKS SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                POLICY BENEFITS

   The Policy insures the lives of two individuals, each of whom is called a "contingent insured." During the contingent insures' lifetimes, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your accumulation value under your Policy, upon the last surviving contingent insured's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

   You may currently allocate your accumulation value among up to 58 variable investment options available under the Policy, each of which invests in an underlying Fund (each available portfolio is referred to in this prospectus as a "Fund," and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

   Any Policy owner whose Policy was issued before May 1, 2006 may invest in 10 investment options that are not available to any other Policy owners. There are restrictions on the use of four additional investment options. See "Variable Investment Options" on page 20.

   Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited to the Fixed Account.

Your Specified Amount of Insurance

   In your application to buy a Platinum Investor Survivor II Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. We will increase the death benefit by any additional specified amount under a benefit rider. Platinum Investor Survivor II is available for specified amounts of $500,000 or more. The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. You decide how much base coverage and how much supplemental coverage you want. Base coverage must be at least 10% of the specified amount. We pay compensation to your insurance agent's broker-dealer for the sale of both base and supplemental coverages. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base Coverage and Supplemental Coverage" on page 27.

Death Benefit

..   Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged) to the beneficiary upon the death of the last surviving contingent insured. We also provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any applicable benefit riders during the first 5 Policy years. This guarantee is not applicable if your Policy has lapsed.

..   Death Benefit Option 1 and Option 2: You may choose between two death benefit options under the Policy. You can choose either death benefit Option 1 or Option 2 at the time of your application or at any later time before the death of the last surviving contingent insured. You must choose one of the two Options at the time we issue your Policy.

   . Death Benefit Option 1 is the specified amount on the date of the last surviving contingent insured's death; or

   . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the last surviving contingent insured's death and (b) the Policy's accumulation value as of the date of the last surviving contingent insured's death.

   Federal tax law may require us to increase payment under either of the above death benefit Options. See "Required minimum death benefit" on page 26.

Full Surrenders, Partial Surrenders, Transfers, and Policy Loans

..   Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

..   Partial Surrenders: You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $500,000. A partial surrender is also subject to any surrender charge that then applies. A partial surrender may have adverse tax consequences.

..   Transfers: Within certain limits, you may make transfers among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

..   Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less the loan interest that will be payable on your loan to your next
    Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. We charge you interest on your loan at an annual effective rate of 4.75%, which is equal to 4.54% payable in advance. We credit interest on loaned amounts; we guarantee an annual effective interest rate of 4%. After the tenth Policy year, you may take a preferred loan from your Policy. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

Premiums

..   Flexibility of Premiums: After you pay the initial premium, you can pay premiums at any time (prior to the Policy's maturity) and in any amount. You can select a premium payment plan to pay "planned periodic premiums" quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. After payment of your initial premium, you need only invest enough to ensure your Policy's cash surrender value stays above zero or that the first 5 Policy year benefit (described under "Monthly guarantee premiums" on page 29) remains in effect. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..   Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

The Policy

..   Ownership Rights: While the contingent insures are living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

..   Separate Account: You may direct the money in your Policy to any of the variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus.

..   Fixed Account: You may place amounts in the Fixed Account where it earns interest at the rate of 4% annually. We may declare higher rates of interest, but are not obligated to do so.

..   Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..   Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Center shown under "Contact Information" on page 5.

..   Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15/th/ Policy year generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Supplemental Benefits and Riders

   We offer several riders that provide supplemental benefits under the Policy, such as the Return of Premium Death Benefit Rider, which provides additional term life insurance coverage on the life of the last surviving contingent insured. If you select the Maturity Extension Rider or the Single Life Annually Renewable Term Insurance Rider, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. There is no charge if you select the Return of Premium Death Benefit Rider. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states.

                                 POLICY RISKS

Investment Risk

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. We do not guarantee a minimum accumulation value.

   If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

   During the first 5 Policy year benefit period discussed on page 29, your Policy will not enter a grace period or terminate if the Monthly Guarantee Premium has been met. After expiration of this benefit, if your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy will enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. If the first 5 Policy year benefit is applicable to your Policy and you pay the monthly guarantee premium, your Policy will not lapse and we will provide at least an Option 1 death benefit.

Tax Risks

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Although AGL believes that the Policies are in compliance with Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"), the manner in which Section 7702 should be applied to certain features of a last survivor life insurance policy is not directly addressed by
Section 7702. In the absence of final regulations or other guidance issued under Section 7702 there is necessarily some uncertainty whether survivor life insurance policies, like the Platinum Investor Survivor II Policies will meet the Section 7702 definitions of a life insurance contract. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 51. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Surrender and Full Surrender Risks

   The surrender charge under the Policy applies for the first 14 Policy years (and for a maximum of the first 14 Policy years after any requested increase in the Policy's base coverage) in the event you surrender the Policy or decrease the base coverage. The surrender charge may be considerable. We will apply the surrender charge only to the base coverage portion of the specified amount. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. The surrender charge period depends on the age of the younger of the contingent insures. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to meet long-term financial goals.

   A partial surrender or full surrender may have adverse tax consequences.

Policy Loan Risks

   A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

   We reduce the amount we pay on the last surviving contingent insured's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduces the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting your AGL representative or the Administrative Center shown under "Contact Information" on page 5.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   AGL may also make available to Policy owners other universal life insurance policies with different features and charges. Please ask your AGL representative about our other policies.

   The first table describes the fees and expenses that are payable at the time that you (1) buy a Policy, (2) surrender a Policy during the first 14 Policy years and the first 14 Policy years following an increase in the Policy's base coverage, (3) change a Policy's specified amount, or (4) transfer accumulation value between investment options.

                               Transaction Fees
 -----------------------------------------------------------------------------
                                            Maximum
                       When Charge        Guaranteed
 Charge                is Deducted          Charge           Current Charge
 ------               --------------- -------------------- --------------------
 Statutory Premium    Upon receipt    3.5%/1/ of each      3.5%/1/ of each
 Tax Charge           of each         premium payment      premium payment
                      premium payment (tax charge back if  (tax charge back if
                                      you purchase the     you purchase the
                                      Policy in Oregon)/2/ Policy in Oregon)/2/

 Premium Expense      Upon receipt    5% of the premium    5% of the premium
 Charge               of each         payment remaining    payment remaining
                      premium payment after deduction of   after deduction of
                                      the premium tax      the premium tax
                                      charge               charge
--------
/1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

/2/ Instead of a premium tax charge, we assess a tax charge back of 2% of each premium payment for Policy owners residing in the state of Oregon. See "Tax charge back" on page 46.

                               Transaction Fees
----------------------------------------------------------------------------
                                                     Maximum
                               When Charge         Guaranteed       Current
Charge                         is Deducted           Charge          Charge
------                    ---------------------  ---------------  -------------

Surrender Charge          Upon a partial         $31.95 per       $31.95 per
Maximum Charge - for a    surrender or a full    $1,000 of base   $1,000 of
72 year old female,       surrender of your      coverage         base coverage
preferred non-tobacco     Policy during the
and a 72 year old         first 14 Policy years
female, preferred         and during the first
non-tobacco with a        14 Policy years
specified amount of       following an increase
$500,000, of which        in the Policy's base
$400,000 is base          coverage/1/
coverage and $100,000 is
supplemental coverage/1/

Minimum Charge - for a    Upon a partial         $1.39 per        $1.39 per
90 year old male,         surrender or a full    $1,000 of base   $1,000 of
standard tobacco and a    surrender of your      coverage         base coverage
20 year old female,       Policy during the
preferred non-tobacco     first 14 Policy years
with a specified amount   and during the first
of $500,000, of which     14 Policy years
$400,000 is base          following an increase
coverage and $100,000 is  in the Policy's base
supplemental coverage/1/  coverage/1/

Example Charge - for a    Upon a partial         $19.88 per       $19.88 per
60 year old male,         surrender or a full    $1,000 of base   $1,000 of
preferred non-tobacco     surrender of your      coverage         base coverage
and a 60 year old         Policy during the
female, preferred         first 14 Policy years
non-tobacco with a        and during the first
specified amount of       14 Policy years
$500,000, of which        following an increase
$400,000 is base          in the Policy's base
coverage and $100,000 is  coverage/1/
supplemental coverage/1/

Partial Surrender         Upon a partial         The lesser of    $10
Processing Fee            surrender of your      $25 or 2% of
                          Policy                 the partial
                                                 surrender fee

Transfer Fee              Upon a transfer of     $25 for each     $25 for each
                          accumulation value     transfer/2/      transfer/2/

Policy Loan Interest      Annually (in advance,  4.75% of the     4.54% of the
Charge                    on your Policy         loan balance     loan balance
                          anniversary)

Policy Owner Additional   Upon each request for  $25              $0
Illustration Charge       a Policy illustration
                          after the first in a
                          Policy year

--------
/1/ The Surrender Charge will vary based on the contingent insures' sex, ages, premium classes, Policy year and amount of base coverage. The surrender charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. See "Base Coverage and Supplemental Coverage" on page 27. The Surrender Charges shown in the table may not be typical of the charges you will pay.
      Page 4C of your Policy will indicate the guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.

/2/   The first 12 transfers in a Policy year are free of charge.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                               Periodic Charges
                     (other than Fund fees and expenses)
 -----------------------------------------------------------------------------
                                              Maximum
                        When Charge         Guaranteed
 Charge                 is Deducted           Charge            Current Charge
 ------                --------------   -------------------   ------------------

 Flat Monthly Charge   Monthly, at      $10                   $10
                       the beginning
                       of each Policy
                       month

 Cost of Insurance     Monthly, at      $4.56 per $1,000 of   $0.28 per $1,000
 Charge/1/             the beginning    net amount at risk    of net amount at
 Maximum Charge for    of each Policy   attributable to       risk attributable
 the first Policy      month            base coverage; and    to base coverage;
 year - for a 90                        $4.56 per $1,000 of   and
 year old male,                         net amount at risk    $0.28 per $1,000
 standard tobacco,                      attributable to       of net amount at
 and a 90 year old                      supplemental          risk attributable
 male, standard                         coverage              to supplemental
 tobacco, with a                                              coverage
 Specified Amount of
 $500,000, of which
 $400,000 is base
 coverage and
 $100,000 is
 supplemental
 coverage

 Minimum Charge for    Monthly, at      $0.01 per $1,000 of   $0.01 per $1,000
 the first Policy      the beginning    net amount at         of net amount at
 year - for a 20       of each Policy   risk/2/               risk attributable
 year old female,      month            attributable to       to base coverage;
 preferred                              base coverage; and    and
 non-tobacco, and a                     $0.01 per $1,000 of   $0.01 per $1,000
 20 year old female,                    net amount at risk    of net amount at
 preferred                              attributable to       risk attributable
 non-tobacco, with a                    supplemental          to supplemental
 Specified Amount of                    coverage              coverage
 $500,000, of which
 $400,000 is base
 coverage and
 $100,000 is
 supplemental
 coverage

 Example Charge for    Monthly, at      $0.01 per $1,000 of   $0.01 per $1,000
 the first Policy      the beginning    net amount at risk    of net amount at
 year - for a 60       of each Policy   attributable to       risk attributable
 year old male,        month            base coverage; and    to base coverage;
 preferred                              $0.01 per $1,000 of   and
 non-tobacco, and a                     net amount at risk    $0.01 per $1,000
 60 year old female,                    attributable to       of net amount at
 preferred                              supplemental          risk attributable
 non-tobacco, with a                    coverage              to supplemental
 Specified Amount of                                          coverage
 $500,000, of which
 $400,000 is base
 coverage and
 $100,000 is
 supplemental
 coverage
--------
/1/ The Cost of Insurance Charge will vary based on the contingent insures' sex, ages, premium classes, Policy year and specified amount. See "Base Coverage and Supplemental Coverage" on page 27. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 4B of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Policy illustrations, which show the impact of cost of insurance charges on Policy values, are free until you purchase a Policy. Thereafter, we reserve the right to charge $25 for each illustration after the first in each Policy year.

/2/ The net amount at risk is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

                               Periodic Charges
                     (other than Fund fees and expenses)
 -----------------------------------------------------------------------------
                                                    Maximum
                              When Charge          Guaranteed
 Charge                       is Deducted            Charge       Current Charge
 ------                  ---------------------   --------------   --------------
 Monthly Expense
 Charge (per $1,000 of
 base coverage)/1/

 Maximum Charge - for    Monthly, at the         $2.12 for each   $2.12 for each
 a 90 year old male,     beginning of each       $1,000 of base   $1,000 of base
 standard tobacco and    Policy month. This      coverage         coverage
 a 90 year old male,     charge is imposed
 standard tobacco with   during the first 4
 a specified amount of   Policy years and the
 $500,000, of which      first 4 Policy years
 $400,000 is base        following an increase
 coverage and $100,000   in base coverage/2/
 is supplemental
 coverage

 Minimum Charge - for    Monthly, at the         $0.09 for each   $0.09 for each
 a 20 year old female,   beginning of each       $1,000 of base   $1,000 of base
 preferred non-tobacco   Policy month. This      coverage         coverage
 and a 20 year old       charge is imposed
 female, preferred       during the first 4
 non-tobacco with a      Policy years and the
 specified amount of     first 4 Policy years
 $500,000, of which      following an increase
 $400,000 is base        in base coverage/2/
 coverage and $100,000
 is supplemental
 coverage

 Example Charge - for    Monthly, at the         $0.58 for each   $0.58 for each
 a 60 year old male,     beginning of each       $1,000 of base   $1,000 of base
 preferred non-tobacco   Policy month. This      coverage         coverage
 and a 60 year old       charge is imposed
 female, preferred       during the first 4
 non-tobacco with a      Policy years and the
 specified amount of     first 4 Policy years
 $500,000, of which      following an increase
 $400,000 is base        in base coverage/2/
 coverage and $100,000
 is supplemental
 coverage

 Daily Charge
 (mortality and
 expense risk fee)

 Policy years            Daily                   annual           annual
 1-15/3/,/4/                                     effective rate   effective rate
                                                 of 0.75%/4/      of 0.75%/4/
--------
/1/ The monthly expense charge is applied only against each $1,000 of base coverage, and not against the Policy's supplemental coverage. The monthly expense charge per $1,000 of base coverage will vary based on the amount of base coverage and each of the contingent insured's sex, age and premium class. See "Base Coverage and Supplemental Coverage" on page 27. The monthly expense charge per $1,000 of base coverage shown in the table may not be typical of the charges you will pay. Page 4 of your Policy will indicate the initial monthly expense charge per $1,000 of base coverage applicable to your Policy. More detailed information concerning your Monthly Charge per $1,000 of base coverage is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or your insurance representative. There is no additional charge for any illustrations which may show various amounts of base and supplemental coverage.

/2./ The charge assessed during the first 4 Policy years following an increase in base coverage is only upon the amount of the increase in base coverage.

/3/  After the 15th Policy year, the daily charge will be as follows:

        Policy years 16-30.............annual effective rate of 0.50%
        Policy years 31+...............annual effective rate of 0.15%

        These reductions in the amount of the daily charge are guaranteed.

/4/ All percentages are calculated as a percent of accumulation value invested in the variable investment options.

   The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

                               Periodic Charges
                        (optional benefit riders only)
 --------------------------------------------------------------------------
                                                  Maximum
 Optional Benefit            When Charge         Guaranteed
 Rider Charges               is Deducted           Charge      Current Charge
 ----------------       ---------------------- --------------  --------------
 Single Life Annually
 Renewable Term
 Insurance

 Maximum Charge - for   Monthly, at the        $7.31 for each  $4.61 for each
 a 75 year old male,    beginning of each      $1,000 of       $1,000 of
 standard tobacco       Policy month           coverage        coverage

 Minimum Charge - for   Monthly, at the        $0.08 for each  $0.07 for each
 a 20 year old female,  beginning of each      $1,000 of       $1,000 of
 preferred non-tobacco  Policy month           coverage        coverage

 Example Charge - for   Monthly, at the        $0.71 for each  $0.55 for each
 a 60 year old female,  beginning of each      $1,000 of       $1,000 of
 preferred non-tobacco  Policy month           coverage        coverage

 Maturity Extension     Monthly, at the        $10             $0
 Accumulation Value     beginning of the
 Version                Policy month which
                        follows your original
                        maturity date

 Maturity Extension
 Death Benefit
 Version/1/

 Initial Charge         Monthly beginning 9    $1 per $1,000   $0.03 per
                        years before your      of net amount   $1,000 of net
                        original maturity date at risk         amount at risk
                                               attributable    attributable
                                               to the Policy   to the Policy
                                               (without any    (without any
                                               riders)         riders)

 Administrative Charge  Monthly, at the        $10             $0
                        beginning of the
                        Policy month which
                        follows your original
                        maturity date
--------
/1/ Please ask your insurance representative if this version of the Maturity Extension Rider is available at the time you apply for a Policy.

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2006. Current and future expenses for the Funds may be higher or lower than those shown.

                         Annual Fund Fees and Expenses
               (expenses that are deducted from the Fund assets)
  ---------------------------------------------------------------------------
  Charge                                                       Maximum Minimum
  ------                                                       ------- -------
  Total Annual Fund Operating Expenses for all of the Funds
  (expenses that are deducted from portfolio assets include
  management fees, distribution (12b-1) fees, and other
  expenses)/1/                                                  1.28%   0.24%

   Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

--------
/1/ Currently 14 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2008. The impact of contractual reimbursements or fee waivers is as follows:

  Charge                                                       Maximum Minimum
  ------                                                       ------- -------
  Total Annual Fund Operating Expenses for all of the Funds
  After Contractual Reimbursement or Fee Waiver                 1.18%   0.24%

                              GENERAL INFORMATION

American General Life Insurance Company

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2282. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name for AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

   AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VL-R

   We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

   For record keeping and financial reporting purposes, the Separate Account is divided into 67 separate "divisions," 58 of which correspond to the 58 variable "investment options" available under the Policy. The remaining 9 divisions, and all of these 58 divisions, represent investment options available under other variable universal life policies we offer. Fourteen of these 58 divisions are not available to all Policy owners. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners.

Guarantee of Insurance Obligations

   Certain insurance obligations under the Policies are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The Guarantee provides that Policy owners can enforce the Guarantee directly.

   As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG and an affiliate of AGL.

Additional Information

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

Communication with AGL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail or express premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the last surviving contingent insured's death, including any related documentation, to our Administrative Center address.

   E-Delivery, E-Service, telephone transactions and written transactions. There are several different ways to request and receive Policy services.

       E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. Alternatively, you may choose to receive these documents via CD ROM. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aigag.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

       E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service, in writing or by telephone. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.aigag.com and complete the information on the introductory page under "Not an E-Service Member?" You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

       Telephone transactions and written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service or by telephone. See "Telephone transactions" on page 19).

       .  transfer of accumulation value;*

       .  change of allocation percentages for premium payments; *

       .  change of allocation percentages for Policy deductions; *

       .  telephone transaction privileges; *

       .  loan;

       .  full surrender;

       .  partial surrender;

       .  change of beneficiary or contingent beneficiary;

       .  loan repayments or loan interest payments;

       .  change of death benefit option or manner of death benefit payment;

       .  change in specified amount;

       . addition or cancellation of, or other action with respect to any benefit riders;

       .  election of a payment option for Policy proceeds; and

       .  tax withholding elections.

--------
*  These transactions are permitted by E-Service, by telephone or in writing.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your AGL representative. Each communication must include your name, Policy number and the contingent insures' names. We cannot process any requested action that does not include all required information.

   Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the contingent insured's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

Variable Investment Options

We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. We have listed the investment options in the following two tables. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the table. Fund sub-advisers are shown in parenthesis.

   All Policy owners may invest premium payments in variable investment options investing in the Funds listed in the first table. The second table lists investment options that are available to some Policy owners with a Policy issue date prior to May 1, 2006.

   The investment options listed in the following table are available to all Policy owners:

                                                 Investment Adviser
 Variable Investment Options                (sub-adviser, if applicable)
 ---------------------------           ---------------------------------------
 AIM V.I. International Growth Fund -  A I M Advisors, Inc.
 Series I Shares

 Alger American Leveraged AllCap       Fred Alger Management, Inc.
 Portfolio - Class O Shares/1/

 Alger American MidCap Growth          Fred Alger Management, Inc.
 Portfolio - Class O Shares

 American Century VP Value Fund        American Century Investment Management,
                                       Inc.

 Credit Suisse Trust Small Cap Core I Credit Suisse Asset Management, LLC Portfolio

 Fidelity(R) VIP Asset ManagerSM       Fidelity Management & Research Company
 Portfolio - Service Class 2/2/        (FMR Co., Inc.)
                                       (Fidelity International Investment
                                       Advisors)
                                       (Fidelity International Investment
                                       Advisors (U.K.) Limited)
                                       (Fidelity Investments Japan Limited)
                                       (Fidelity Investments Money Management,
                                       Inc.)
                                       (Fidelity Management & Research (U.K.)
                                       Inc.)
                                       (Fidelity Research & Analysis Company)

 Fidelity(R) VIP Contrafund(R)         Fidelity Management & Research Company
 Portfolio - Service Class 2/3/        (FMR Co., Inc.)
                                       (Fidelity International Investment
                                       Advisors)
                                       (Fidelity International Investment
                                       Advisors (U.K.) Limited)
                                       (Fidelity Investments Japan Limited)
                                       (Fidelity Management & Research (U.K.)
                                       Inc.)
                                       (Fidelity Research & Analysis Company)

 Fidelity(R) VIP Equity-Income         Fidelity Management & Research Company
 Portfolio - Service Class 2           (FMR Co., Inc.)

 Fidelity(R) VIP Freedom 2020          Strategic Advisers(R), Inc.
 Portfolio - Service Class 2 /4/       Fidelity Management & Research Company

 Fidelity(R) VIP Freedom 2025          Strategic Advisers(R), Inc.
 Portfolio - Service Class 2/5/        Fidelity Management & Research Company

 Fidelity(R) VIP Freedom 2030          Strategic Advisers(R), Inc.
 Portfolio - Service Class 2/6/        Fidelity Management & Research Company

 Fidelity(R) VIP Growth Portfolio -    Fidelity Management & Research Company
 Service Class 2                       (FMR Co., Inc.)
                                       (Fidelity International Investment
                                       Advisors)
                                       (Fidelity International Investment
                                       Advisors (U.K.) Limited)
                                       (Fidelity Investments Japan Limited)
                                       (Fidelity Management & Research (U.K.)
                                       Inc.)
                                       (Fidelity Research & Analysis Company)

                                                 Investment Adviser
 Variable Investment Options                (sub-adviser, if applicable)
 ---------------------------           ----------------------------------------
 Fidelity(R) VIP Mid Cap Portfolio -   Fidelity Management & Research Company
 Service Class 2                       (FMR Co., Inc.)
                                       (Fidelity International Investment
                                       Advisors)
                                       (Fidelity International Investment
                                       Advisors (U.K.) Limited)
                                       (Fidelity Investments Japan Limited)
                                       (Fidelity Management & Research (U.K.)
                                       Inc.)
                                       (Fidelity Research & Analysis Company)

 Franklin Templeton VIP Franklin       Franklin Advisory Services, LLC
 Small Cap Value Securities Fund -
 Class 2

 Franklin Templeton VIP Franklin       Franklin Advisers, Inc.
 U.S. Government Fund - Class 2

 Franklin Templeton VIP Mutual Shares Franklin Mutual Advisers, LLC Securities Fund - Class 2/7/

 Franklin Templeton VIP Templeton      Templeton Investment Counsel, LLC
 Foreign Securities Fund - Class 2     (Franklin Templeton Investment
                                       Management Limited)

 Janus Aspen International Growth      Janus Capital Management LLC
 Portfolio - Service Shares

 Janus Aspen Mid Cap Growth Portfolio  Janus Capital Management LLC
 - Service Shares

 JPMorgan Small Company Portfolio      J.P. Morgan Investment Management Inc.

 MFS(R) VIT New Discovery Series -     Massachusetts Financial Services Company
 Initial Class /8/

 MFS(R) VIT Research Series - Initial Massachusetts Financial Services Company Class /9/

 Neuberger Berman AMT Mid-Cap Growth   Neuberger Berman Management Inc.
 Portfolio - Class I                   (Neuberger Berman LLC)

 Oppenheimer Balanced Fund/VA -        OppenheimerFunds, Inc.
 Non-Service Shares /10/

 Oppenheimer Global Securities         OppenheimerFunds, Inc.
 Fund/VA - Non-Service Shares

 PIMCO VIT CommodityRealReturn         Pacific Investment Management Company
 Strategy Portfolio - Administrative   LLC
 Class/11/

 PIMCO VIT Real Return Portfolio -     Pacific Investment Management Company
 Administrative Class /12/             LLC

 PIMCO VIT Short-Term Portfolio -      Pacific Investment Management Company
 Administrative Class                  LLC

 PIMCO VIT Total Return Portfolio -    Pacific Investment Management Company
 Administrative Class                  LLC

 Pioneer Mid Cap Value VCT Portfolio   Pioneer Investment Management, Inc.
 - Class I Shares

 Putnam VT Diversified Income Fund -   Putnam Investment Management, LLC
 Class IB

 Putnam VT International Growth and    Putnam Investment Management, LLC
 Income Fund - Class IB

 SunAmerica ST Aggressive Growth       AIG SunAmerica Asset Management Corp.
 Portfolio - Class 1 Shares

 SunAmerica ST Balanced Portfolio -    AIG SunAmerica Asset Management Corp.
 Class 1 Shares /13/                   (J.P. Morgan Investment Management,
                                       Inc.)

 VALIC Co. I International Equities    VALIC* (AIG Global Investment Corp.)
 Fund

 VALIC Co. I Mid Cap Index Fund        VALIC* (AIG Global Investment Corp.)

 VALIC Co. I Money Market I Fund       VALIC* (AIG SunAmerica Asset Management
                                       Corp.)

 VALIC Co. I Nasdaq-100(R) Index Fund  VALIC* (AIG Global Investment Corp.)

 VALIC Co. I Science & Technology      VALIC* (RCM Capital Management, LLC)
 Fund /14/                             (T. Rowe Price Associates, Inc.)
                                       (Wellington Management Company, LLP)

 VALIC Co. I Small Cap Index Fund      VALIC* (AIG Global Investment Corp.)

 VALIC Co. I Stock Index Fund          VALIC* (AIG Global Investment Corp.)

 Van Kampen LIT Growth and Income      Van Kampen Asset Management
 Portfolio - Class I Shares

 Vanguard** VIF High Yield Bond        Wellington Management Company, LLP
 Portfolio

 Vanguard** VIF REIT Index Portfolio   The Vanguard Group, Inc.
--------
/1/ The Fund type for Alger American Leveraged AllCap Portfolio - Class O Shares is long-term capital appreciation.

/2/ The Fund type for Fidelity(R) VIP Asset Manager SM Portfolio - Service Class 2 is high return.

/3/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is long-term capital appreciation.

/4/ The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.

/5/ The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.

/6/ The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio--Service Class 2 is high total return.

/7/ The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund--Class 2 is capital appreciation.

/8/ The Fund type for MFS(R) VIT New Discovery Series--Initial Class is capital appreciation.

/9/ The Fund type for MFS(R) VIT Research Series--Initial Class is capital appreciation.

/10/ The Fund type for Oppenheimer Balanced Fund/VA--Non-Service Shares is total return.

/11/  The Fund type for PIMCO VIT CommodityRealReturn Strategy
      Portfolio--Administrative Class is maximum real return.

/12/ The Fund type for PIMCO VIT Real Return Portfolio--Administrative Class is maximum real return.

/13/ The Fund type for SunAmerica ST Balanced Portfolio--Class 1 Shares is conservation of principal and capital appreciation.

/14/ The Fund type for VALIC Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.

*   "VALIC" means The Variable Annuity Life Insurance Company.

**  "Vanguard" is a trademark of The Vanguard Group, Inc.

   The investment options listed in the following table are available only to certain Policy owners. The notes that follow the table explain the restrictions on availability.

                                                 Investment Adviser
 Variable Investment Options                (sub-adviser, if applicable)
 ---------------------------           ----------------------------------------
 AIM V.I. Core Equity Fund - Series I
 Shares*                               A I M Advisors, Inc.

 Dreyfus IP MidCap Stock Portfolio -
 Initial Shares*                       The Dreyfus Corporation

 Dreyfus VIF Developing Leaders
 Portfolio - Initial Shares/1,/ *      The Dreyfus Corporation

 Dreyfus VIF Quality Bond Portfolio -
 Initial Shares*                       The Dreyfus Corporation

 Goldman Sachs Capital Growth Fund**   Goldman Sachs Asset Management, L.P.

 Janus Aspen Worldwide Growth
 Portfolio - Service Shares*           Janus Capital Management LLC

 JPMorgan Mid Cap Value Portfolio**    J.P. Morgan Investment Management Inc.

 MFS(R) VIT Core Equity Series -
 Initial Class /2, /*                  Massachusetts Financial Services Company

 MFS(R) VIT Emerging Growth Series -
 Initial Class*                        Massachusetts Financial Services Company

 Pioneer Fund VCT Portfolio - Class I
 Shares/3,/ ***                        Pioneer Investment Management, Inc.

 Pioneer Growth Opportunities VCT
 Portfolio - Class I Shares****        Pioneer Investment Management, Inc.

 Putnam VT Growth and Income Fund -
 Class IB*                             Putnam Investment Management, LLC

 UIF Equity Growth Portfolio - Class   Morgan Stanley Investment Management
 I Shares*                             Inc. (d/b/a Van Kampen)

 UIF High Yield Portfolio - Class I    Morgan Stanley Investment Management
 Shares*                               Inc. (d/b/a Van Kampen)
--------
/1/ The Fund type for Dreyfus VIF Developing Leaders Portfolio--Initial Shares is small cap.

/2/ The Fund type for MFS(R) VIT Core Equity Series--Initial Class is capital appreciation.

/3/ The Fund type for Pioneer Fund VCT Portfolio--Class I Shares is income and capital growth.

* This investment option is available only to Policy owners whose Policies were effective before May 1, 2006. If a Policy's date of issue is before May 1, 2006 only because we assigned an earlier date than otherwise would apply to preserve a younger age at issue for the insured person, the Policy owner will not be able to invest in this investment option. See "Date of issue; Policy months and years" on page 35.

** Policy owners with accumulation value in this investment option may transfer any or all of the value from the investment option. This investment option is not available for any other purpose. This investment option is not offered for new Policies.

*** Any Policy owner whose accumulation value as of December 10, 2004 was invested in whole or in part in the investment option funded by this Portfolio (formerly Safeco RST Core Equity Portfolio) may continue to use the investment option for any purpose allowed under the Policy.

**** Any Policy owner whose accumulation value as of December 10, 2004 was invested in whole or in part in the investment option funded by this Portfolio (formerly Safeco RST Growth Opportunities Portfolio) may continue to use the investment option for any purpose allowed under the Policy.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

   We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

   We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

   From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 46.

Voting Privileges

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to

Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Fixed Account

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 49. The "daily charge" described on page 46 and the fees and expenses of the Funds discussed on page 15 do not apply to the Fixed Account.

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 4%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Illustrations

   We may provide you with illustrations for your Policy's death benefit, accumulation value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

   Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) each contingent insured's age and premium class and (2) your selection of a death benefit Option, specified amount, planned periodic premiums, riders, and proposed investment options.

   After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

Age

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "attained" age.

Death Benefits

   Your specified amount of insurance. In your application to buy a Platinum Investor Survivor II Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. Base coverage must be at least 10% of the specified amount. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base Coverage and Supplemental Coverage" on page 27.

   We guarantee a death benefit for a specified period provided you have paid the required monthly premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "guarantee period benefit." We provide more information about the specified amount and the guarantee period benefit under "Monthly guarantee premiums," beginning on page 29. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

   Your death benefit. You must choose between death benefit Option 1 and Option 2 under the Policy at the time it is issued. You may change your Option choice at any later time before the death of the last surviving contingent insured. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is

   . Option 1 -- The specified amount on the date of the last surviving contingent insured's death.

   . Option 2 -- The sum of (a) the specified amount on the date of the last surviving contingent insured's death and (b) the Policy's accumulation value as of the date of the last surviving contingent insured's death.

   See "Partial surrender" on page 40 for more information about the effect of partial surrenders on the amount of the death benefit.

   Under Option 2, your death benefit will be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under Option 2.

   Any premiums we receive after the last surviving contingent insured's death will be returned and not included in your accumulation value.

   Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

   Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "guideline premium test" or the "cash value accumulation test." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

   If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

   The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

   If you selected death benefit Option 1 or Option 2 at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, the death benefit payable would be the required minimum death benefit.

   Under federal tax law rules, if you selected death benefit Option 1 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase to the required minimum death benefit. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1.

   If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also be higher. This compensates us for the additional risk that we might have to pay the higher required minimum death benefit.

   If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a required minimum death benefit percentage that will be set forth on page 4A of your Policy. The required minimum death benefit percentage varies based on the age, sex and premium classes of the contingent insures. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a 60 year old male contingent insured, preferred non-tobacco premium class Policy years 1 to 40, and a 60 year old female contingent insured, preferred non-tobacco premium class, Policy years 1 to 40. These individuals are the same two contingent insures whose characteristics we use to illustrate the "Example Charge" in each of the Tables of Charges beginning on page 11 of this prospectus.

                         APPLICABLE PERCENTAGES UNDER
                         CASH VALUE ACCUMULATION TEST
     ---------------------------------------------------------------------
     Policy Year                     1    2    3    5    10   20   30   40
     -----------                    ---  ---  ---  ---  ---  ---  ---  ---
         %                          263% 253% 244% 226% 188% 140% 118% 104%

   If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the younger contingent insured's age is 40 or less, and decreases each year thereafter to 100% when the younger contingent insured's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages between 40 and 95 are set forth in the following table.

                         APPLICABLE PERCENTAGES UNDER
                            GUIDELINE PREMIUM TEST
  --------------------------------------------------------------------------
  Younger Contingent
  Insured's Attained Age*         40   45   50   55   60   65   70   75  95+
  -----------------------        ---  ---  ---  ---  ---  ---  ---  ---  ---
            %                    250% 215% 185% 150% 130% 120% 115% 105% 100%
--------
* We use the younger contingent insured's age for this purpose even if the younger contingent insured is the first to die.

Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

Base Coverage and Supplemental Coverage

   When you apply for a Policy, the amount of insurance you select is called the "specified amount." The specified amount may be made up of two types of coverage: base coverage (which will always be present); and supplemental coverage, which may also be included. The total of the two coverages cannot be less than the minimum of $500,000 and at least 10% of the total must be base coverage when you purchase the Policy.

   Generally, if we assess less than the maximum guaranteed charges under your Policy and if you choose supplemental coverage instead of base coverage, then in the early Policy years, you will reduce your total charges and increase your accumulation value and cash surrender value. The more supplemental coverage you elect, the greater will be the amount of the reduction in charges and increase in accumulation value.

   You should have an understanding of the significant differences between base coverage and supplemental coverage before you complete your application. Here are the features about supplemental coverage that differ from base coverage:

   . We pay a higher level of compensation for the sale of base coverage than for supplemental coverage either when you purchase your Policy or when you pay additional premiums at any time through the tenth Policy year (we do not provide compensation for premiums we receive after the tenth Policy year);

   .   Supplemental coverage has no surrender charges;

   . The monthly insurance charge for supplemental coverage is always equal to or less than the monthly insurance charge for an equivalent amount of base coverage; and

   .   The monthly expense charge does not apply to supplemental coverage.

   You can change the percentage of base coverage when you increase the specified amount, but at least 10% of the total specified amount after the increase must be base coverage. There is no charge when you change the percentages of base and supplemental coverages. However, if you increase your Policy's base coverage, we will impose a new surrender charge only upon the amount of the increase in base coverage. The new surrender charge applies for the first 14 Policy years following the increase. The percentage that your base and supplemental coverages represent of your specified amount will not change whenever you decrease the specified amount. A partial surrender will reduce the specified amount. In this case, we will deduct from your accumulation value any surrender charge that applies to the decrease in your base coverage. Supplemental coverage has no surrender charge.

   You should use the mix of base and supplemental coverage to emphasize your own objectives. Before deciding how much, if any, supplemental coverage you should have, you should discuss with your AGL representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverage can affect your Policy values under different assumptions.

   Increases after age 90. We allow you to increase your supplemental coverage after the older contingent insured reaches age 90 and until the younger contingent insured reaches age 99 (or would have reached age 99, if deceased), but only under certain very limited conditions:

   . Increases are allowed only if a third party loans you the funds that you use to pay the Policy's premiums;

   . the specified amount we approve through underwriting at the time the Policy is issued is the maximum specified amount permitted after the increase; and

   . you must purchase the return of premium death benefit rider when the Policy is issued and keep the rider in force at all times.

   You may be required to purchase additional base coverage because you must still maintain at least 10% of your specified amount as base coverage. You should also keep in mind that the charges for supplemental coverage are higher the longer you own the Policy.

Premium Payments

   Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the contingent insures. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 8, will be allocated upon receipt to the available investment options you have chosen.

   We will attempt to make a Policy owner's request in good order for up to five business days following its receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner's request is still not in good order after five business days, we will cancel the request and return any unallocated premium to the Policy owner. For transfers and redemptions that are not in good order, we will notify the Policy owner when the request is cancelled.

   Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 51. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

   Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the contingent insures do not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 32).

   Checks. You may pay premiums by check drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

   Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the first 5 Policy year benefit (described under "Monthly guarantee premiums" on page 29) remains in effect ("Cash surrender value" is explained under "Full surrenders" on page 7.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero, or that the first 5 Policy year benefit is not in effect, as a result of the deductions we periodically make from your accumulation value.

   Monthly guarantee premiums. Page 3 of your Policy will specify a "Monthly Guarantee Premium." If you pay these guarantee premiums, we will provide at least an Option 1 death benefit, even if your policy's cash surrender value has declined to zero.

   We provide this benefit for the first 5 Policy years for all Policies. We call this our "guarantee period benefit" and here are its terms and conditions:

   . On the first day of each Policy month that you are covered by the guarantee period benefit, we determine if the cash surrender value is sufficient to pay the monthly deduction. (Policy months are measured from the "Date of Issue" that will also be shown on page 3 of your Policy.)

   . If the cash surrender value is insufficient, we determine if the cumulative amount of premiums paid under the Policy, less any partial surrenders and Policy loans, is at least equal to the sum of the monthly guarantee premiums starting with the date of issue, including the current Policy month.

   . If the monthly guarantee premium requirement is met, the Policy will not lapse. See "Policy Lapse and Reinstatement" on page 50.

   . We continue to measure your cash surrender value and the sum of monthly guarantee premiums for the length of time you are covered by the guarantee benefit period.

   During the first 5 Policy years, whenever you increase or decrease your specified amount, change death benefit options or add or delete a benefit rider, we calculate a new monthly guarantee premium. The amount you must pay to keep the guarantee period benefit in force will increase or decrease. We can calculate your new monthly guarantee premium as a result of a Policy change before you make the change. Please contact either your agent or the Administrative Center under "Contact Information" on page 5 for this purpose.

   The period of coverage for this benefit is unaffected by the contingent insures' ages at the Policy's date of issue or your choice of base coverage and supplemental coverage. The period for this benefit will not be extended or otherwise changed by changes in the specified amount, the addition, deletion or change in benefit riders, or by reinstatement of the Policy.

   Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown under "Contact Information" on page 5 or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

Changing Your Investment Option Allocations

   Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another. The first 12 transfers in a Policy year are free of charge. We consider your instruction to transfer from or to more than one investment option at the same time to be one transfer. We will charge you $25 for each additional transfer. You may make transfers from the variable investment options at any time. You may make transfers from the Fixed

Account only during the 60-day period following each Policy anniversary. The total amount that you can transfer each year from the Fixed Account is limited to the greater of:

   . 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary; or

   . the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

   Unless you are transferring the entire amount you have in an investment option, including the Fixed Account, each transfer must be at least $500. See "Additional Rights That We Have" on page 44.

   Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

   Under dollar cost averaging, we automatically make transfers of your accumulation value from the investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the valuation period containing the day of the month you select. (The term "valuation period" is described on page 34.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using automatic rebalancing. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

   . dilution in the value of Fund shares underlying investment options of other Policy owners;

   .   interference with the efficient management of the Fund's portfolio; and

   .   increased administrative costs.

   We have policies and procedures that require us to monitor the Policies to determine if a Policy owner requests:

   . an exchange out of a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange into that same variable investment option;

   . an exchange into a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange out of that same variable investment option; or

   . exchanges into or out of the same variable investment option, other than the money market investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with prior notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violations of this policy will result in the suspension of Policy transfer privileges for six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances and we will treat all Policy owners the same.

   In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

   Restrictions initiated by the Funds. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers by a particular Policy owner, whether into or out of the Fund. We will follow the Fund's instructions. However, the availability of transfers from any investment option offered under the Policy is unaffected by the Funds' policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

Changing the Specified Amount of Insurance

   Increase in coverage. At any time while both contingent insures are living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that both contingent insures continue to meet our requirements for issuing insurance coverage.

   We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the ages, gender and premium classes of the contingent insures at the time of the increase. Also, a new amount of surrender charge:

   . applies to any amount of the increase that you request as base (rather than supplemental) coverage; and

   . applies to the amount of the increase for up to 14 Policy years following the increase.

   Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of base coverage. The additional charge will be assessed for the first 4 Policy years following the increase, and will be applied only to the increase in your base coverage.

   You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase with one exception. Base coverage must be at least 10% of the total specified amount after the increase. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the specified amount cannot be less than the greater of:

   .   $500,000, and

   . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

   We will apply a reduction in specified amount in the following order, as long as your base coverage is at least 10% of the specified amount:

   . against the specified amount provided by the most recent increase, with the decrease applying first to the entire supplemental coverage portion of such increase, if any, followed by the base coverage portion;

   . against the next most recent increases successively, with the decrease of each prior increase applying first to the entire supplemental coverage portion of such increase, if any, followed by the base coverage portion; and

   . against the specified amount provided under the original application, with the decrease applying first to the entire supplemental coverage portion of such amount, if any, followed by the base coverage portion.

   We will deduct from your accumulation value any surrender charge that is due on account of the decrease. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed. A reduction in base coverage will not reduce either the monthly charge per $1,000 of base coverage or the length of time we assess the charge. For instance, if you increase your base coverage and follow it by a decrease in base coverage within 4 years of the increase, we will assess the monthly charge per $1,000 of base coverage against the increase in base coverage for the full 4 years even though you have reduced the amount of base coverage.

Changing Death Benefit Options

   Change of death benefit option. You may at any time before the death of the last surviving contingent insured request us to change your coverage from death benefit Option 1 to Option 2 or vice-versa.

   . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. Any such reduction in specified amount will be subject to the same guidelines and restrictions described in "Changing the Specified Amount of Insurance - Decrease in Coverage" on page 33. We will not charge a surrender charge for this reduction in specified amount. The monthly expense charge per $1,000 of base coverage and the cost of insurance rates will not change. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. We will apply the entire increase in your specified amount to the last coverage added (either base or supplemental) and which has not been removed by a decrease in your Policy's specified amount. For the purpose of this calculation, if the base and supplemental coverages were issued on the same date, we will consider the supplemental coverage to have been issued later.

   Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 51 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

   Effect of changes in insurance coverage on guarantee period benefit. A change in coverage does not result in termination of the guarantee period benefit, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly guarantee premiums," beginning on page 29.

Effective Date of Policy and Related Transactions

   Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

   We compute policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m., Central time. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

   Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the contingent insures' premium classes should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in either of the contingent insures health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $500,000 provided the contingent insures meet certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for a Policy.

   Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium classes. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the contingent insures, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

   Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

   . Increases or decreases you request in the specified amount of insurance, reinstatements of a Policy that has lapsed, and changes in death benefit Option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

   . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

   . If you exercise your right to return your Policy described under "Free look period" on page 8 of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mail it to us, the date it is postmarked; and

   . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the
       Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

Reports to Policy Owners

   Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                     ADDITIONAL BENEFIT RIDERS AND OPTIONS

Riders

   You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits.

   Maturity Extension Rider. This rider gives you the option to extend the Policy's maturity date beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version. Either or both versions may not be available in your state.

   The Accumulation Value version provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of the last surviving contingent insured's death. The death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version until you reach your original maturity date. After your original maturity date, we will charge a monthly fee of no more than $10.

   The Death Benefit version provides for a death benefit (after the death of the last surviving contingent insured) after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.

   We will charge you the following amounts under the death benefit version:

       . A monthly fee of no more than $30 for each $1000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date; and

       . A monthly fee of no more than $10. This fee begins on your original maturity date if you exercise your right under the rider to extend your original maturity date.

   Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will have no remaining right to receive a benefit under the rider.

   Both versions of the rider may be added at any time to an existing Policy up until the same nine year and 60 day period before your original maturity date. In Illinois you may select either version of the rider only after we issue your Policy.

   There are features common to both riders in addition to the $10 maximum monthly fee. Only the insurance coverage associated with the Policy will be extended beyond your original maturity date. We do not allow additional premium payments, or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described on page 46. Once you have exercised your right to extend your original maturity date, you cannot revoke it. The monthly fee will continue. You can, however, surrender your Policy at any time.

   Extension of the maturity date beyond the younger contingent insured's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

   Return of Premium Death Benefit Rider.

   . This rider provides additional term life insurance coverage on the life of the last surviving contingent insured. The amount of additional insurance varies so that it always equals the cumulative amount of premiums paid under the Policy (subject to certain adjustments).

   . You may elect this rider only as of the date of issue and only if you have selected death benefit Option 1.

   . The use of this rider increases the specified amount, which results in a change in the net amount at risk. As a result, the rider increases the monthly insurance charge.

   . This rider terminates if you change from death benefit Option 1 to death benefit Option 2. However, the monthly insurance charge is not reduced when the rider terminates.

   .   There is no other separate fee for this rider.

   Single Life Annually Renewable Term Insurance Rider.

   . This rider allows you to provide term single life insurance on the life of either or both of the contingent insures. We will pay a death benefit upon the death of the contingent insured on whose life you purchased the rider. The death benefit is in addition to any death benefit we pay under the Policy.

   . You can purchase this rider on the life of a contingent insured who is younger than age 75.

   . You cannot purchase this rider on the life of a contingent insured if the premium class for that contingent insured is uninsurable.

   .   This rider terminates at age 75 of the covered contingent insured.

   . The maximum cost of this rider is $7.31 per thousand of the rider's specified amount.

   .   You may purchase this rider only at the time we issue your Policy.

Tax Consequences of Additional Rider Benefits

   Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 51. You should consult a qualified tax adviser.

Policy Exchange Option

   This option is not a rider. You as the owner of the Policy have the right at any time while both contingent insures are living to request that the Policy be split into two separate policies, insuring each of the contingent insures under new, single life policies. In order for you to exercise this option, neither contingent insured could have the "uninsurable" premium class when the original Policy was issued. Here are the additional features about the exchange option:

   . You can choose the amount of coverage on each policy, as long as the total equals the death benefit amount of the Policy. We will transfer the cash surrender value of the Policy, after paying off any outstanding loan, to the new policies in the same proportion as the new face amounts are to each other (except for Policies issued in Texas, where outstanding loans are also transferred to the new policies in the same proportion as the new face amounts are to each other).

   . The new policies can be any flexible or level premium whole life policy or endowment plan we would ordinarily issue when the option is exercised.

   . The new policies are subject to underwriting based on our established procedures. This option requires that both contingent insures are found to be insurable.

   . You can choose to exchange without underwriting only if the contingent insures were married to one another and have divorced, the Federal unlimited marital deduction is repealed, or there is a reduction of at least 50% of the tax rate in the maximum Federal estate tax bracket. However, in the case of divorce, the divorce decree must have been final at least 24 months before the exchange. In these situations, the original Policy's specified amount and cash surrender value will be split equally between the two new policies (except in Pennsylvania, where underwriting is required without exception if the contingent insures are divorced from one another).

   .   The Policy terminates when we issue the new policies.

   . Under each of the new policies, if the insured commits suicide within the first two policy years, we will limit the proceeds payable to the total of all premiums that have been paid on the Policy insuring the deceased person to the time of death minus any outstanding policy loans (plus any unearned loan interest) and partial surrenders.

       In Texas the first two policy years limit runs from the date of issue of the Policy but only for insurance coverage that does not require new underwriting information.

   .   There is no additional charge for this option or its exercise.

                              POLICY TRANSACTIONS

   The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 25. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page 46.

E-Delivery, E-Service, Telephone Transactions and Written Transactions

   See page 18 for information regarding E-Delivery, E-Service, telephone transactions and written transactions.

Withdrawing Policy Investments

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that a Platinum Investor Survivor II Policy will have any cash surrender value during at least the first year.

   Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $500,000.

   We will apply a reduction in specified amount in the following order, as long as your base coverage is at least 10% of the specified amount:

   . against the specified amount provided by the most recent increase, with the decrease applying first to the entire supplemental coverage portion of such increase, if any, followed by the base coverage portion;

   . against the next most recent increases successively, with the decrease of each prior increase applying first to the entire supplemental coverage portion of such increase, if any, followed by the base coverage portion;

   . against the specified amount provided under the original application, with the decrease applying first to the entire supplemental coverage portion of such amount, if any, followed by the base coverage portion.

   We will deduct any remaining surrender charge that is associated with any portion of your Policy's base amount of coverage that is canceled. If the Option 2 death benefit is then in effect, we will automatically reduce your accumulation value.

   You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

   There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

   Exchange of Policy in certain states. Certain states require that a Policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

   Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less the interest that will be payable on your loan to your next Policy anniversary. The minimum amount you can borrow is $500, or, if less, your Policy's cash surrender value less the loan interest payable to your next Policy anniversary.

   We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed annual effective rate of 4% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an annual effective rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

   You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

   You may repay all or part (but not less than $10 unless it is the final payment) of your loan at any time before the death of the last surviving contingent insured while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the last surviving contingent insured's death.

   Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

   . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

   . if less, your Policy's maximum remaining loan value at that Policy anniversary.

   We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 4%. We intend to set the rate of interest you are paying to the same 4% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

   . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4%, and

   .   will never exceed an annual effective rate of 4.25%.

   Maturity of your Policy. If one or both contingent insures are living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the younger contingent insured's 100th birthday, unless you have elected the Maturity Extension Rider. See "Maturity Extension Rider," on page 36.

   Tax considerations. Please refer to "Federal Tax Considerations" on page 51 for information about the possible tax consequences to you when you receive any loan, surrender or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

Payment Options

   The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the last surviving contingent insured's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

   .   Option 1 -- Equal monthly payments for a specified period of time.

   . Option 2 -- Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

   . Option 3 -- Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

   . Option 4 -- Proceeds left to accumulate at an interest rate of 3% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

   Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

   Interest rates that we credit under each option will be at least 3%.

   Change of payment option. The owner may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

   Tax impact. If a payment option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

The Beneficiary

   You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of either contingent insured unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the last surviving contingent insured dies, we will pay the insurance proceeds to the owner or the owner's estate.

Assignment of a Policy

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

Payment of Proceeds

   General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the last surviving contingent insured's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

   Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

   .   the NYSE is closed other than weekend and holiday closings;

   .   trading on the NYSE is restricted;

   . an emergency exists as determined by the SEC or other appropriate regulatory authority, such that disposal of securities or determination of the accumulation value is not reasonably practicable; or

   .   the SEC by order so permits for the protection of Policy owners.

   Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

   . We cannot challenge the Policy after it has been in effect, during either contingent insured's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

   . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during either contingent insured's lifetime.

   . We cannot challenge an additional benefit rider that provides benefits if either contingent insured becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

   . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

   . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

   . end the automatic rebalancing feature if your accumulation value falls below $5,000;

   . replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

   . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

   . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

   . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

   . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

   We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. Here are the potential variations.

   Underwriting and premium classes. We currently have seven premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

   .   Three Non-tobacco classes: preferred, standard and special;

   .   Three Tobacco classes: preferred, standard and special; and

   .   One additional class: uninsurable.

   Various factors such as each contingent insured's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the contingent insured. Premium classes are described in your Policy. Policies issued in Arizona, North Carolina and Wisconsin do not have the uninsurable class.

   The term "uninsurable" is used in a special way when we issue a Policy. "Uninsurable" describes a person proposed to become insured under a Policy who would not pass our requirements to be insured under one of our policies that insures only one life. Under some conditions a person who is uninsurable can become a contingent insured under a Policy. The other contingent insured cannot be uninsurable.

   Policies purchased through "internal rollovers". We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance we issue are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

   Variations in expenses or risks. AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

   You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals.

                           CHARGES UNDER THE POLICY

   Statutory premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.5% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

   Tax charge back. If you are a resident of Oregon at the time you purchase a Policy, there is no premium tax charge. Instead, we will deduct from each premium a tax charge back that is permissible under Oregon law. If you later move from Oregon to a state that has a premium tax, we will not charge you a premium tax. We deduct the tax charge back from each premium you pay, regardless of the state in which you reside at the time you pay the premium. The current tax charge back is 2% of each premium. We may change the tax charge back amount but any change will only apply to new Policies we issue. We use the charge partly to offset our obligation to pay premium taxes on the same Policy if you move to another state. We also use the charge to pay for the cost of additional administrative services we provide under these Policies.

   Premium expense charge. After we deduct premium tax (or a tax charge back if we issued your Policy in Oregon) from each premium payment, we currently deduct 5% from the remaining amount. We may lower this percentage deduction but it is guaranteed never to exceed 5%. AGL receives this charge to cover sales expenses, including commissions.

   Daily charge (mortality and expense risk fee). We will deduct a daily charge at an annual effective rate of 0.75% (7.5/10 of 1%) of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 15 years, however, we will reduce this rate to an annual effective rate of 0.50%, and after 30 years, to an annual effective rate of 0.15%. Although the years for the reduction of rates may not be changed, we may lower these current rates but they can never exceed the rates set forth in this paragraph. AGL receives this charge to pay for our mortality and expense risks, except in Maryland. In Maryland, all references in the Policy to the mortality and expense charge have been changed to the "Separate Account Charge."

   Flat monthly charge. We will deduct $10 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $10. The flat monthly charge is the "Monthly Administration Fee" shown on page 4 of your Policy. AGL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

   Monthly expense charge (per $1,000 of base coverage). The Policies have a monthly expense charge which will be deducted during the first four Policy years, and during the first four years of any increase in base coverage. We will apply this four year monthly expense charge only to the base coverage portion of the specified amount. Any decrease in base coverage will not change the monthly expense charge. This charge varies according to the ages, gender and the premium classes of both of the contingent insures, as well as the amount of coverage. This charge can range from a maximum of $2.12 for each $1,000 of the base coverage portion of the specified amount to a minimum of $0.09 for each $1,000 of base coverage. The representative charge (referred to as "Example" in the Tables of Charges beginning on page 11) is $0.58 for each $1,000 of base coverage. AGL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

   Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the last surviving contingent insured died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

   .   greater amounts at risk result in a higher monthly insurance charge; and

   . higher cost of insurance rates also result in a higher monthly insurance charge.

   Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

   Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for contingent insures in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

   In general the longer you own your Policy, the higher the cost of insurance rate will be as the contingent insures grow older. Also our cost of insurance rates will generally be lower if one or both of the contingent insures is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users. On the other hand, contingent insures who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policy.

   AGL receives this charge to fund the death benefits we pay under the Policies.

   Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the contingent insures or the specific coverage you choose under the rider. The riders we offer are two versions of the maturity extension rider, return of premium death benefit rider, and single life annually renewable term insurance rider. The riders are described beginning on page 36, under "Additional Benefit Riders and Options." The specific charges for any rider you choose are shown on page 3 of your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

   Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 14 Policy years (and for a maximum of the first 14 Policy years after any increase in the Policy's base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.

   The surrender charge period depends on the age of the younger of the contingent insures. The amount of the surrender charge depends on the age, gender and premium classes of both of the contingent insures. Your Policy's surrender charge will be found in the table beginning on page 4C of your Policy. As shown in the Tables of Charges beginning on page 11, the maximum surrender charge is $31.95 per $1,000 of the base coverage portion of the specified amount (or any increase in the base coverage portion of the specified amount). The minimum surrender charge is $1.39 per $1,000 of the base coverage (or any increase in the base coverage). The representative surrender charge (referred to as "Example" in the Tables of Charges on page 11) is $19.88 per $1,000 of base coverage (or any increase in the base coverage).

   The surrender charge decreases on an annual basis beginning in the second year of its 14 year period referred to above until, in the fifteenth year, it is zero. These decreases are also based on the age, gender and premium classes of both of the contingent insureds.

   The following chart illustrates how the surrender charge declines over the first 14 Policy years. The chart is for a 60 year old male and a 60 year old female, who are the same persons to whom we refer in the Tables of Charges beginning on page 11 under "Example Charge." Surrender charges may differ for other contingent insures because the amount of the annual reduction in the surrender charge may differ.

Surrender Charge for a 60 Year Old Male and a 60 Year Old Female

-
Policy Year            1      2      3      4      5      6      7      8      9      10    11    12    13    14   15
-----------          ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ----- ----- ----- ----- --
Surrender Charge Per
  $1,000 of Base
  Coverage           $19.88 $19.43 $18.95 $18.46 $17.95 $17.43 $15.68 $14.00 $12.39 $10.86 $8.35 $6.01 $3.83 $1.83 $0

   We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" beginning on page 40 and "Change of death benefit option" beginning on page 34.

   For those Policies that lapse in the first 14 Policy years, AGL receives surrender charges to help recover sales expenses, which are higher for base coverage than for supplemental coverage. Higher amounts of base coverage result in higher premiums and higher charges, including higher surrender charges. The older and the greater health risk the contingent insures are when the Policy is issued, the more premium we need to pay for all Policy charges. As a result, we use the contingent insures' age, sex and premium classes to help determine the appropriate rate of surrender charge per $1,000 of base coverage to help us offset these higher sales charges.

   Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender.

   Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. AGL receives this charge to help pay for the expense of making the requested transfer.

   Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.

   Policy loans. We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. AGL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" beginning on page 40.

   Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Charges on pages 11 - 16. All maximum guaranteed charges also appear in your Policy.

   For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 49.

   Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

More About Policy Charges

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

   . mortality risks (such as the risk that contingent insures will, on average, die before we expect, thereby increasing the amount of claims we must pay);

   . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

   . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

   . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the last surviving contingent insured dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

   AGL may also make available to Policy owners other universal life insurance policies with different features and charges. Please ask your AGL representative about our other policies.

                              ACCUMULATION VALUE

   Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 46 under "Statutory premium tax charge" (or "Tax charge back" if you are a resident of Oregon when you purchase your Policy) and on page 46 under "Premium expense charge." We invest the rest in one or more of the investment options listed in the chart on page 20 of this prospectus. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 46 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative, from our Home Office or from the Administrative Center. See "Contact Information" on page 5.

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 49. The "daily charge" described on page 46 and the fees and expenses of the Funds discussed on page 16 do not apply to the Fixed Account.

   Policies are "non-participating." You will not be entitled to any dividends from AGL.

                        POLICY LAPSE AND REINSTATEMENT

   During the first 5 Policy year benefit period discussed on page 29, your Policy will not enter a grace period or terminate if the Monthly Guarantee Premium has been met. After expiration of this benefit, if your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first 5 Policy years) falls to an amount insufficient to cover the monthly charges, we will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding loan in order to reinstate your Policy. If the last surviving contingent insured dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that each contingent insured who was living when the policy lapsed is still living and meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

Tax Effects

   This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature, and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

   General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under
Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

..   the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

..   increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   Although AGL believes that the Policies are in compliance with Section 7702 of the Code at issue, the manner in which Section 7702 should be applied to certain features of a last survivor life insurance policy is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether survivor life insurance policies, like the Platinum Investor
Survivor II Policies, will meet the Section 7702 definition of a life insurance contract.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

   Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first seven Policy years:

..   you have paid a cumulative amount of premiums;

..   the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

..   the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

    then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

   A life insurance policy that is received in a tax free I.R.C. Section 1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

   Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

   Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding any rider you may purchase.

   Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the contingent insures' lifetimes and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

   Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while either contingent insured is still living will be taxed on an "income-first" basis. Distributions:

   . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

   . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

   . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

   .   is similar to the basis described above for other policies; and

   . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

   .   to taxpayers 59 1/2 years of age or older;

   .   in the case of a disability (as defined in the Code); or

   . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   Taxation of Exchange Option. You can split the Policy into two other single life insurance policies under some circumstances. A policy split could have adverse tax consequences if it is not treated as a nontaxable exchange under
Section 1035 of the Code. This could include, among other things, recognition as taxable income on amounts up to any gain in the Policy at the time of the exchange.

   Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the last surviving contingent insured died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R.

   Estate and generation skipping taxes. If the last surviving contingent insured is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the last surviving contingent insured, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L.107-16) (the "2001 Act") brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $2.0 million for decedents dying in 2007. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Code will thereafter be applied and administered as if these provisions had not been enacted.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $2.0 million in 2007. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy owner, contingent insured or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

   Life insurance in split dollar arrangements. The IRS and Treasury issued final regulations on split dollar life insurance arrangements September 11, 2003. The final regulations substantially adopted prior proposed regulations.

   In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangement under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

   Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, I.R.B. 2002-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

   Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with both contingent insures' consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

   ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

   Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

   Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

   When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

   Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the contingent insures or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                               LEGAL PROCEEDINGS

   AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations and financial position.

   The principal underwriter and distributor of the Policies, American General Equity Services Corporation ("AGESC"), offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

   On February 9, 2006, AIG, the parent company and an affiliated person of AGL, the Separate Account and its principal underwriter, AGESC, and American Home, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the variable product in which you are invested.

   AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including AGL, the Separate Account and AGESC, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of variable products. It is expected that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

   Additionally, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York States Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

   As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG has made payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

   Subject to the receipt of permanent relief, AGL, the Separate Account and AGESC believe that the settlements are not likely to have a material adverse effect on their ability to perform services relating to their variable products.

                             FINANCIAL STATEMENTS

   The Financial Statements of AGL, the Separate Account and American Home can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019, or call us at 1-800-340-2765.

   This index should help you to locate more information about some of the terms and phrases used in this prospectus.

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                   Page to see
                                                                     in this
 Defined Term                                                      Prospectus
 ------------                                                      -----------
 accumulation value...............................................     50
 Administrative Center............................................      5
 automatic rebalancing............................................     31
 base coverage....................................................     27
 Basis............................................................     53
 Beneficiary......................................................     43
 cash surrender value.............................................      7
 cash value accumulation test.....................................     26
 close of business................................................     34
 Code.............................................................      9
 Contact Information..............................................      5
 contingent insured...............................................      6
 cost of insurance rates..........................................     47
 daily charge.....................................................     46
 date of issue....................................................     35
 death benefit....................................................      6
 dollar cost averaging............................................     31
 Fixed Account....................................................     24
 full surrender...................................................      7
 Fund, Funds......................................................      6
 grace period.....................................................      9
 guarantee period benefit.........................................     29
 guideline premium test...........................................     26
 investment options...............................................     20
 lapse............................................................      9
 loan (see "Policy loans" in this Index)..........................      7
 loan interest....................................................     41
 maturity, maturity date..........................................     41
 modified endowment contract......................................     52
 monthly deduction day............................................     35
 monthly guarantee premium........................................     29
 monthly insurance charge.........................................     47
 net amount at risk...............................................     13
 Option 1, Option 2...............................................      6
 partial surrender................................................     40
 payment options..................................................     42
 planned periodic premiums........................................     29
 Policy loans.....................................................     40
 Policy month, year...............................................     35
 preferred loan...................................................     41
 premium class....................................................     45
 premium payments.................................................     28

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                   Page to see
                                                                     in this
 Defined Term                                                      Prospectus
 ------------                                                      -----------
 reinstate, reinstatement.........................................     50
 required minimum death benefit...................................     26
 required minimum death benefit percentage........................     26
 Separate Account VL-R............................................     17
 seven-pay test...................................................     52
 specified amount.................................................     27
 supplemental coverage............................................     27
 transfers........................................................     30
 Uninsurable......................................................     45
 valuation date...................................................     34
 valuation period.................................................     34
 Variable investment options......................................     20

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

 [LOGO OF AIG(R) AMERICAN GENERAL]                             PRIVACY NOTICE

--------------------------------------------------------------------------------

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

..   Our Employees, Representatives, Agents, and Selected Third Parties may
    collect Nonpublic Personal Information about you, including information:

   - Given to us on applications or other forms;

   - About transactions with us, our affiliates, or third parties;

   - From others, such as credit reporting agencies, employers, and federal and state agencies.

..   The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

..   We restrict access to Nonpublic Personal Information to those Employees,
    Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

..   We have policies and procedures that direct our Employees, Representatives,
    Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

..   We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

..   We do not share Nonpublic Personal Information about you except as allowed by law.

..   We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

    (i)Affiliated AIG American General companies, including the American International Group Inc. family of companies, and Employees, Representatives, Agents, and Selected Third Parties, as permitted by law; or

   (ii)other organizations with which we have joint marketing agreements as permitted by law.

..   The types of companies and persons to whom we may disclose Nonpublic
    Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

..   We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

..   Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

..   You will be notified if our privacy policy changes.

..   Our privacy policy applies to current and former customers.

THIS PRIVACY NOTICE IS GIVEN TO YOU FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION.

--------------------------------------------------------------------------------

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., AIG Premier Insurance Company, AIG Worldwide Life Insurance of Bermuda, Ltd, American General Assurance Company, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York.

CALIFORNIA, NEW MEXICO AND VERMONT RESIDENTS ONLY:

Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

(C) 2007 American International Group, Inc. All rights reserved.

 AGLC0375                                                             Rev0207

                             Easy & Convenient

                             With e-Service from AIG American General/1/, you
                             have access to the most up-to-date policy
                             information, 24 hours a day, 7 days a week. And
                             with e-Delivery/2/, you can choose to be notified
   [PHOTO APPEARS HERE]      via e-mail that certain regulatory documents are
                             available online for you to view, eliminating the clutter of large, bulky mailings.

                             Need more information? Call our e-Service
                             Customer Service Center at 800-280-2011 between 7:00 a.m. and 6:00 p.m. Central Time, Monday through Friday.

                             Visit www.aigag.com and click on the link to sign up for e-Service and e-Delivery!

                                            [LOGO OF ESERVICE]

--------
/1/ AIG American General, www.aigag.com, is the marketing name for the insurance companies and affiliates of American International Group, Inc.,
      (AIG), which comprise AIG's Domestic Life Insurance Operation, including American General Life Company.
/2/   Not available for all products

American General Life Insurance Company
A member company of American International Group, Inc.

VUL Administration, P.O. Box 4880, Houston, Texas, 77210-4880 www.aigag.com

Variable universal life insurance policies issued by American General Life Insurance Company and distributed by American General Equity Services Corporation, member NASD and a member company of American International Group, Inc. American General Life Insurance Company does not solicit business in the state of New York. Policies and riders not available in all states.

(C) 2007 American International Group, Inc. All rights reserved.

AGLC101116 REV0507                                                     5516386

THE STRENGTH TO BE THERE(R).                 [LOGO OF AIG(R) AMERICAN GENERAL]

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO OF AIG(R) AMERICAN GENERAL]

For additional information about the Platinum Investor(R) Survivor II Policy and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 1, 2007. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019 or call us at 1-800-340-2765. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the Platinum Investor Survivor II Policies, including personalized illustrations of death benefits, cash surrender values, and accumulation values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Policies issued by:

American General Life Insurance Company
A member company of American International Group, Inc.
2727-A Allen Parkway, Houston, TX 77019

Platinum Investor Survivor II Last Survivor Flexible Premium Variable Universal Life Insurance
Policy Form Number 01206

Not available in state of New York

Distributed by American General Equity Services Corporation
Member NASD
A member company of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company ("AGL") are its responsibility. AGL is responsible for its own financial condition and contractual obligations. AGL does not solicit business in the state of New York. The Policies are not available in all states.

For E-Service and E-Delivery, or to view and print Policy or Fund prospectuses visit us at www.aigag.com

[LOGO OF IMSA]
INSURANCE MARKETPLACE STANDARDS ASSOCIATION

Membership in IMSA applies only to American General Life Insurance Company and not to its products.

                                                         ICA File No. 811-08561

(C) 2007 American International Group, Inc. All rights reserved.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL-R

                       PLATINUM INVESTOR(R) SURVIVOR II

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         VUL ADMINISTRATION DEPARTMENT

                   P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

  TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5258

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2007

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VL-R (the "Separate Account" or "Separate Account VL-R") dated May 1, 2007, describing the Platinum Investor Survivor II flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION........................................................  3

   AGL.....................................................................  3
   Separate Account VL-R...................................................  3
   American Home Assurance Company.........................................  3

SERVICES...................................................................  4

DISTRIBUTION OF THE POLICIES...............................................  4

PERFORMANCE INFORMATION....................................................  6

ADDITIONAL INFORMATION ABOUT THE POLICIES..................................  6

       Gender neutral policies.............................................  6
       Cost of insurance rates.............................................  6
       Certain arrangements................................................  6
   More About the Fixed Account............................................  7
       Our general account.................................................  7
       How we declare interest.............................................  7
   Adjustments to Death Benefit............................................  7
       Suicide.............................................................  7
       Wrong age or gender.................................................  7
       Death during grace period...........................................  8

ACTUARIAL EXPERT...........................................................  8

MATERIAL CONFLICTS.........................................................  8

FINANCIAL STATEMENTS.......................................................  9

   Separate Account Financial Statements...................................  9
   AGL Financial Statements................................................  9
   American Home Financial Statements......................................  9

INDEX TO FINANCIAL STATEMENTS..............................................  9

   Separate Account VL-R Financial Statements.............................. 10
   AGL Consolidated Financial Statements................................... 10
   American Home Financial Statements...................................... 10

                              GENERAL INFORMATION

AGL

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name of AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

   AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VL-R

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

   For record keeping and financial reporting purposes, Separate Account VL-R is divided into 67 separate "divisions," 58 of which are available under the Policies offered by the prospectus as variable "investment options" (14 of these 58 investment options are not available to all Policy owners). All of these 58 divisions and the remaining 9 divisions are offered under other AGL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

American Home Assurance Company

   All references in this SAI to American Home Assurance Company ("American Home") apply only to Policies with a date of issue of December 29, 2006 or earlier.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG and an affiliate of AGL.

                                   SERVICES

   AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2006, 2005 and 2004, AGL paid AGLC for these services $340,329,330, $317,771,939 and $329,659,308, respectively.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

   American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and a direct wholly-owned subsidiary of AGL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

   The Policies are offered on a continuous basis.

   We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

   We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

   . 90% of the premiums received in the first Policy year up to a "target" amount;

   . 3% of the premiums up to the target amount received in each of Policy years 2 through 10;

   . 3% of the premiums in excess of the target amount received in each of Policy years 1 through 10;

   . 0.20% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 2 through 30; and

   . 0.10% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each Policy year after Policy year 30.

   The greater the percentage of supplemental coverage the owner selects when applying for a Policy or on future increases to the specified amount, the less compensation we would pay either for the sale of the Policy or for any additional premiums received during the first 10 Policy years (we do not pay compensation for premiums we receive after the 10th Policy year). We will pay the maximum level of compensation if the owner chooses 100% base coverage.

   At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 115% of the premiums we receive in the first Policy year.

   The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

   The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

   We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

   We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our affiliated broker-dealers and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

   Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

   Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

   Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Policy owners.

More About the Fixed Account

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 4%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Adjustments to Death Benefit

   Suicide. If either contingent insured commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

   A new two-year period begins if you increase the specified amount. You can increase the specified amount only if both contingent insureds are living at the time of the increase. In this case, if either contingent insured commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

   Wrong age or gender. If the age or gender of either contingent insured was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

   Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the last surviving contingent insured died during a grace period.

                               ACTUARIAL EXPERT

   Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President of AGL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

   .   state insurance law or federal income tax law changes;

   .   investment management of an investment portfolio changes; or

   . voting instructions given by owners of variable life insurance Policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002 is the independent registered public accounting firm for AGL. AIG uses PwC as its corporate-wide auditing firm.

Separate Account Financial Statements

   The statement of net assets as of December 31, 2006 and the related statement of operations for the year then ended and statements of changes in net assets for the two years ended December 31, 2006 of the Separate Account, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

AGL Financial Statements

   The consolidated balance sheets of AGL as of December 31, 2006 and 2005 and the related statements of income, shareholder's equity, comprehensive income and cash flows for the three years ended December 31, 2006, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

American Home Financial Statements

   The statutory statement of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2006 and 2005, and the related statutory statements of income and changes in capital and surplus and of cash flow for the two years ended December 31, 2006, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of AGL that we include in this SAI as bearing on the ability of AGL to meet its obligations under the Policies.

   You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home to meet its obligations under Policies with a date of issue of December 29, 2006 or earlier, as guarantor, to meet its obligations under a guarantee agreement that guarantees the insurance obligations of those certain Policies.

                                                                                      Page
I.   Separate Account VL-R Financial Statements                                       ----
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.. VL-R - 1
Statement of Net Assets as of December 31, 2006...................................... VL-R - 2
Statement of Operations for the year ended December 31, 2006......................... VL-R - 4
Statement of Changes in Net Assets for the years ended December 31, 2006 and 2005.... VL-R - 6
Notes to Financial Statements........................................................ VL-R - 24

                                                                                      Page
II.   AGL Consolidated Financial Statements                                           ----
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.. F - 1
Consolidated Balance Sheets as of December 31, 2006 and 2005......................... F - 2
Consolidated Statements of Income for the years ended December 31, 2006, 2005 and
  2004 (restated).................................................................... F - 4
Consolidated Statements of Shareholder's Equity for the years ended December 31,
  2006, 2005 and 2004 (restated)..................................................... F - 5
Consolidated Statements of Comprehensive Income for the years ended December 31,
  2006, 2005 and 2004 (restated)..................................................... F - 6
Consolidated Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004 (restated)................................................................ F - 7
Notes to Consolidated Financial Statements........................................... F - 9

                                                                                      Page
III.   American Home Financial Statements                                             ----
Report of PricewaterhouseCoopers LLP, Independent Auditors........................... 2
Statements of Admitted Assets (Statutory Basis) as of December 31, 2006 and 2005..... 3
Statements of Liabilities, Capital and Surplus (Statutory Basis) as of December 31,
  2006 and 2005...................................................................... 4
Statements of Income and Changes in Capital and Surplus (Statutory Basis) for the
  years ended December 31, 2006 and 2005............................................. 5
Statements of Cash Flow (Statutory Basis) for the years ended December 31, 2006 and
  2005............................................................................... 6
Notes to Statutory Basis Financial Statements........................................ 7

[logo of AIG American General]

                                              Variable Universal Life Insurance
                                                          Separate Account VL-R

                                                                           2006

                                                                  Annual Report

                                                              December 31, 2006

                                        American General Life Insurance Company

                         A member company of American International Group, Inc.

[LETTERHEAD] PricewaterhouseCoopers LLP

                                                  PricewaterhouseCoopers LLP
                                                  1201 Louisiana
                                                  Suite 2900
                                                  Houston, TX 77002-5678
                                                  Telephone (713) 356-4000
                                                  Facsimile (713) 356-4717

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and Policy Owners of American General Life Insurance Company Separate Account VL-R

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Divisions of American General Life Insurance Company Separate Account VL-R (the "Separate Account") listed in Note A at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the investment companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 6, 2007

                                   VL-R - 1

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF NET ASSETS
December 31, 2006

                                                                               Investment    Due from (to) American
                                                                             securities - at General Life Insurance
Divisions                                                                      fair value           Company         Net Assets
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund - Series I                                           $13,342,365            $(1)          $13,342,364
AIM V.I. International Growth Fund - Series I                                   11,904,546             --            11,904,546
AIM V.I. Premier Equity Fund - Series I                                                 --             --                    --
Alger American Leveraged AllCap Portfolio - Class O Shares                       2,286,824              1             2,286,825
Alger American MidCap Growth Portfolio - Class O Shares                          1,869,371              1             1,869,372
American Century VP Value Fund - Class I                                        17,612,918             (2)           17,612,916
Credit Suisse Small Cap Core I Portfolio                                         1,830,404             --             1,830,404
Dreyfus IP MidCap Stock Portfolio - Initial shares                               5,228,009             (2)            5,228,007
Dreyfus VIF Developing Leaders Portfolio - Initial shares                       11,745,504              1            11,745,505
Dreyfus VIF Quality Bond Portfolio - Initial shares                              8,682,661             --             8,682,661
DWS Equity 500 Index Fund VIP - Class A                                                 --             --                    --
Fidelity VIP Asset Manager Portfolio - Service Class 2                           5,659,244             (1)            5,659,243
Fidelity VIP Contrafund Portfolio - Service Class 2                             32,001,369             --            32,001,369
Fidelity VIP Equity-Income Portfolio - Service Class 2                          21,085,399             --            21,085,399
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                               10,491              1                10,492
Fidelity VIP Freedom 2025 Portfolio - Service Class 2                               54,891             --                54,891
Fidelity VIP Freedom 2030 Portfolio - Service Class 2                               64,516             --                64,516
Fidelity VIP Growth Portfolio - Service Class 2                                 13,810,806              1            13,810,807
Fidelity VIP Mid Cap Portfolio - Service Class 2                                 6,384,993             --             6,384,993
Franklin Templeton - Franklin Small Cap Value Securities Fund - Class 2          8,478,085             (1)            8,478,084
Franklin Templeton - Franklin Small-Mid Cap Growth Securities Fund - Class 2       108,582             --               108,582
Franklin Templeton - Franklin U.S. Government Fund - Class 2                     9,397,224              1             9,397,225
Franklin Templeton - Mutual Shares Securities Fund - Class 2                    16,532,351             (1)           16,532,350
Franklin Templeton - Templeton Foreign Securities Fund - Class 2                13,623,735             (2)           13,623,733
Goldman Sachs Capital Growth Fund                                                7,172,977             --             7,172,977
Janus Aspen Series International Growth Portfolio - Service Shares              11,982,836             (1)           11,982,835
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares                     3,385,583              2             3,385,585
Janus Aspen Series Worldwide Growth Portfolio - Service Shares                   4,430,625             (1)            4,430,624
JPMorgan Mid Cap Value Portfolio                                                 3,498,962             (1)            3,498,961
JPMorgan Small Company Portfolio                                                 2,730,571             --             2,730,571
MFS VIT Capital Opportunities Series - Initial Class                             4,520,899             (1)            4,520,898
MFS VIT Emerging Growth Series - Initial Class                                  12,087,435             (1)           12,087,434
MFS VIT New Discovery Series - Initial Class                                     4,151,964             (2)            4,151,962
MFS VIT Research Series - Initial Class                                          2,381,244             --             2,381,244
MFS VIT Total Return Series - Initial Class                                        775,099             --               775,099
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                          4,591,606             --             4,591,606
Neuberger Berman AMT Partners Portfolio - Class I                                  111,195             --               111,195
Oppenheimer Balanced Fund/VA - Non-Service Shares                                1,365,870             (4)            1,365,866
Oppenheimer Global Securities Fund/VA - Non-Service Shares                       4,043,502             (3)            4,043,499
Oppenheimer High Income Fund/VA - Non-Service Shares                               110,446             --               110,446
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class            255,133             (1)              255,132
PIMCO VIT Real Return Portfolio - Administrative Class                          11,744,030              2            11,744,032
PIMCO VIT Short-Term Portfolio - Administrative Class                            4,984,783             (4)            4,984,779
PIMCO VIT Total Return Portfolio - Administrative Class                         22,661,080             (2)           22,661,078
Pioneer Fund VCT Portfolio - Class I                                             3,299,217             (1)            3,299,216
Pioneer Growth Opportunities VCT Portfolio - Class I                             4,992,391              1             4,992,392
Pioneer Mid Cap Value VCT Portfolio - Class I                                       75,605             --                75,605
Putnam VT Diversified Income Fund - Class IB                                    11,517,002             (2)           11,517,000
Putnam VT Growth and Income Fund - Class IB                                     21,393,752             (2)           21,393,750
Putnam VT International Growth and Income Fund - Class IB                        8,841,468             --             8,841,468
Putnam VT Small Cap Value Fund - Class IB                                          416,127             --               416,127
Putnam VT Vista Fund - Class IB                                                    176,650             --               176,650
Putnam VT Voyager Fund - Class IB                                                  421,428             --               421,428

                            See accompanying notes

                                   VL-R - 2

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF NET ASSETS - CONTINUED
December 31, 2006

                                                       Investment    Due from (to) American
                                                     securities - at General Life Insurance
Divisions                                              fair value           Company         Net Assets
-------------------------------------------------------------------------------------------------------
SunAmerica - Aggressive Growth Portfolio - Class 1     $ 1,130,347            $--           $ 1,130,347
SunAmerica - SunAmerica Balanced Portfolio - Class 1     1,226,451             (1)            1,226,450
UIF Equity Growth Portfolio - Class I                    4,054,191             (1)            4,054,190
UIF High Yield Portfolio - Class I                       1,465,250             (2)            1,465,248
VALIC Company I - International Equities Fund            2,742,348             (8)            2,742,340
VALIC Company I - Mid Cap Index Fund                    17,663,091             (1)           17,663,090
VALIC Company I - Money Market I Fund                   30,597,846             --            30,597,846
VALIC Company I - Nasdaq-100 Index Fund                  4,186,473              1             4,186,474
VALIC Company I - Science & Technology Fund              1,228,492              1             1,228,493
VALIC Company I - Small Cap Index Fund                   6,676,702             --             6,676,702
VALIC Company I - Stock Index Fund                      35,624,313             (1)           35,624,312
Van Kampen LIT Government Portfolio - Class I              135,776             --               135,776
Van Kampen LIT Growth and Income Portfolio - Class I    12,098,136             --            12,098,136
Van Kampen LIT Strategic Growth Portfolio - Class I         57,242             --                57,242
Vanguard VIF High Yield Bond Portfolio                   5,181,038             (1)            5,181,037
Vanguard VIF REIT Index Portfolio                       17,122,271             --            17,122,271

                            See accompanying notes

                                   VL-R - 3

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006

                                   A           B          A+B=C          D              E             F           C+D+E+F
                                                                                                  Net change     Increase
                                         Mortality and                                          in unrealized  (decrease) in
                               Dividends  expense risk     Net                    Capital gain   appreciation   net assets
                                 from         and       investment  Net realized  distributions (depreciation)   resulting
                                mutual   administrative   income   gain (loss) on  from mutual        of           from
Divisions                        funds      charges       (loss)    investments       funds      investments    operations
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund -
  Series I                     $ 71,044    $ (61,355)    $  9,689    $   23,101    $       --    $ 1,035,524    $1,068,314
AIM V.I. International Growth
  Fund - Series I               113,939      (70,278)      43,661       834,180            --      1,524,936     2,402,777
AIM V.I. Premier Equity Fund
  - Series I                    135,522      (30,354)     105,168     1,344,830            --       (774,690)      675,308
Alger American Leveraged
  AllCap Portfolio - Class O
  Shares                             --      (11,375)     (11,375)       29,495            --        256,959       275,079
Alger American MidCap Growth
  Portfolio - Class O Shares         --      (11,700)     (11,700)       45,760       233,346       (116,555)      150,851
American Century VP Value
  Fund - Class I                212,660     (112,507)     100,153       465,305     1,341,492        777,086     2,684,036
Credit Suisse Small Cap Core
  I Portfolio                        --      (12,061)     (12,061)       38,702            --         12,446        39,087
Dreyfus IP MidCap Stock
  Portfolio - Initial shares     18,430      (34,748)     (16,318)       76,012       785,785       (516,371)      329,108
Dreyfus VIF Developing
  Leaders Portfolio - Initial
  shares                         47,323      (82,945)     (35,622)      198,431       978,648       (834,177)      307,280
Dreyfus VIF Quality Bond
  Portfolio - Initial shares    383,019      (59,610)     323,409       (27,971)           --         (6,009)      289,429
DWS Equity 500 Index Fund VIP
  - Class A                          --           --           --            --            --             --            --
Fidelity VIP Asset Manager
  Portfolio - Service Class 2   131,826      (38,247)      93,579        87,138            --        161,458       342,175
Fidelity VIP Contrafund
  Portfolio - Service Class 2   287,905     (192,377)      95,528     1,566,138     2,505,870     (1,339,399)    2,828,137
Fidelity VIP Equity-Income
  Portfolio - Service Class 2   557,250     (128,654)     428,596       652,056     2,313,819        (88,746)    3,305,725
Fidelity VIP Freedom 2020
  Portfolio - Service Class 2       140          (27)         113            18            93            521           745
Fidelity VIP Freedom 2025
  Portfolio - Service Class 2       788          (79)         709            53           744            518         2,024
Fidelity VIP Freedom 2030
  Portfolio - Service Class 2       844          (70)         774           199           661            222         1,856
Fidelity VIP Growth Portfolio
  - Service Class 2              20,635      (91,482)     (70,847)      204,881            --        630,876       764,910
Fidelity VIP Mid Cap
  Portfolio - Service Class 2     9,887      (42,424)     (32,537)      294,963       659,262       (375,386)      546,302
Franklin Templeton - Franklin
  Small Cap Value Securities
  Fund - Class 2                 35,558      (40,562)      (5,004)      111,683       198,975        578,082       883,736
Franklin Templeton - Franklin
  Small-Mid Cap Growth
  Securities Fund - Class 2          --         (804)        (804)        6,506            --          3,158         8,860
Franklin Templeton - Franklin
  U.S. Government Fund -
  Class 2                       409,315      (75,338)     333,977      (224,502)           --        190,212       299,687
Franklin Templeton - Mutual
  Shares Securities Fund -
  Class 2                       169,027      (91,100)      77,927       335,389       430,467      1,310,423     2,154,206
Franklin Templeton -
  Templeton Foreign
  Securities Fund - Class 2     155,732      (87,155)      68,577       763,949            --      1,507,480     2,340,006
Goldman Sachs Capital Growth
  Fund                            8,848      (38,903)     (30,055)      436,754            --        251,412       658,111
Janus Aspen Series
  International Growth
  Portfolio - Service Shares    159,742      (54,587)     105,155       688,113            --      2,171,821     2,965,089
Janus Aspen Series Mid Cap
  Growth Portfolio - Service
  Shares                             --      (21,547)     (21,547)      259,677            --        128,325       366,455
Janus Aspen Series Worldwide
  Growth Portfolio - Service
  Shares                         66,179      (28,331)      37,848       137,455            --        483,941       659,244
JPMorgan Mid Cap Value
  Portfolio                      23,185      (24,827)      (1,642)      201,881        93,681        255,664       549,584
JPMorgan Small Company
  Portfolio                          --      (15,814)     (15,814)       56,457        58,942        209,632       309,217
MFS VIT Capital Opportunities
  Series - Initial Class         19,178      (29,504)     (10,326)       88,619            --        447,816       526,109
MFS VIT Emerging Growth
  Series - Initial Class             --      (87,148)     (87,148)      319,599            --        579,361       811,812
MFS VIT New Discovery Series
  - Initial Class                    --      (27,484)     (27,484)      116,523        69,343        305,617       463,999
MFS VIT Research Series -
  Initial Class                  10,484      (15,101)      (4,617)       59,542            --        154,953       209,878
MFS VIT Total Return Series -
  Initial Class                  19,291       (5,941)      13,350        11,625        25,854         29,002        79,831
Neuberger Berman AMT Mid-Cap
  Growth Portfolio - Class I         --      (28,615)     (28,615)      176,053            --        389,383       536,821
Neuberger Berman AMT Partners
  Portfolio - Class I               779         (812)         (33)        5,175        12,005         (5,263)       11,884
Oppenheimer Balanced Fund/VA
  - Non-Service Shares           21,624       (7,674)      13,950          (199)       47,536         55,219       116,506
Oppenheimer Global Securities
  Fund/ VA - Non-Service
  Shares                         27,561      (21,278)       6,283       131,058       143,963        239,263       520,567
Oppenheimer High Income
  Fund/VA - Non-Service Shares    7,928         (798)       7,130           290            --          1,415         8,835
PIMCO VIT CommodityRealReturn
  Strategy Portfolio -
  Administrative Class            7,451         (890)       6,561          (143)        1,003        (16,727)       (9,306)
PIMCO VIT Real Return
  Portfolio - Administrative
  Class                         523,982      (85,397)     438,585         9,390       313,163       (741,458)       19,680

                            See accompanying notes

                                   VL-R - 4

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF OPERATIONS - CONTINUED
For the Year Ended December 31, 2006

                                    A            B            A+B=C           D              E             F           C+D+E+F
                                                                                                       Net change     Increase
                                           Mortality and                                             in unrealized  (decrease) in
                                            expense risk                               Capital gain   appreciation   net assets
                                Dividends       and            Net       Net realized  distributions (depreciation)   resulting
                               from mutual administrative  investment   gain (loss) on  from mutual        of           from
Divisions                         funds       charges     income (loss)  investments       funds      investments    operations
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term
  Portfolio - Administrative
  Class                        $  209,350    $ (33,585)    $  175,765     $   (4,282)   $       --     $     (784)   $  170,699
PIMCO VIT Total Return
  Portfolio - Administrative
  Class                           827,282     (130,445)       696,837       (380,288)      119,901        140,867       577,317
Pioneer Fund VCT Portfolio -
  Class I                          43,052      (23,311)        19,741         66,362            --        384,974       471,077
Pioneer Growth Opportunities
  VCT Portfolio - Class I              --      (36,577)       (36,577)        79,869            --        189,546       232,838
Pioneer Mid Cap Value VCT
  Portfolio - Class I                  15          (94)           (79)            (3)          373          2,601         2,892
Putnam VT Diversified Income
  Fund - Class IB                 509,849      (46,223)       463,626         33,585            --         68,663       565,874
Putnam VT Growth and Income
  Fund - Class IB                 301,826     (116,303)       185,523        575,010       470,152      1,620,179     2,850,864
Putnam VT International
  Growth and Income Fund -
  Class IB                         74,730      (48,355)        26,375        360,192            --      1,246,217     1,632,784
Putnam VT Small Cap Value
  Fund - Class IB                   1,285       (2,972)        (1,687)        27,091        39,335         (3,385)       61,354
Putnam VT Vista Fund -
  Class IB                             --         (793)          (793)         1,593            --          4,353         5,153
Putnam VT Voyager Fund -
  Class IB                            433       (2,913)        (2,480)         1,614            --         18,494        17,628
SunAmerica - Aggressive
  Growth Portfolio - Class 1        1,098       (7,282)        (6,184)        51,285            --         79,785       124,886
SunAmerica - SunAmerica
  Balanced Portfolio - Class 1     31,488       (7,534)        23,954         13,228            --         70,343       107,525
UIF Equity Growth Portfolio -
  Class I                              --      (29,592)       (29,592)        82,391            --         77,386       130,185
UIF High Yield Portfolio -
  Class I                         132,730      (11,568)       121,162        (30,482)           --         34,803       125,483
VALIC Company I -
  International Equities Fund      39,995      (17,898)        22,097        237,928       151,425        105,700       517,150
VALIC Company I - Mid Cap
  Index Fund                       83,758     (121,436)       (37,678)       791,315     1,166,529       (412,652)    1,507,514
VALIC Company I - Money
  Market I Fund                 1,544,069     (237,806)     1,306,263             --            --             --     1,306,263
VALIC Company I - Nasdaq-100
  Index Fund                        3,186      (29,185)       (25,999)       338,983            --       (113,006)      199,978
VALIC Company I - Science &
  Technology Fund                      --       (8,670)        (8,670)        62,771            --            663        54,764
VALIC Company I - Small Cap
  Index Fund                       23,429      (42,826)       (19,397)       502,152       314,368        178,372       975,495
VALIC Company I - Stock Index
  Fund                            290,415     (250,176)        40,239      2,049,336     1,124,134      1,619,156     4,832,865
Van Kampen LIT Government
  Portfolio - Class I               6,936       (1,103)         5,833         (1,883)           --           (464)        3,486
Van Kampen LIT Growth and
  Income Portfolio - Class I      110,749      (71,802)        38,947        520,871       613,913        360,307     1,534,038
Van Kampen LIT Strategic
  Growth Portfolio - Class I           --         (421)          (421)           471            --          1,308         1,358
Vanguard VIF High Yield Bond
  Portfolio                       384,088      (36,393)       347,695        (72,435)           --        108,539       383,799
Vanguard VIF REIT Index
  Portfolio                       281,108      (98,945)       182,163        908,031       890,176      2,179,220     4,159,590

                            See accompanying notes

                                   VL-R - 5

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2006 and 2005

                                                                                             Divisions
                                                                  --------------------------------------------------------------
                                                                                  AIM V.I.                       Alger American
                                                                  AIM V.I. Core International AIM V.I. Premier  Leveraged AllCap
                                                                  Equity Fund -  Growth Fund   Equity Fund -   Portfolio -Class O
                                                                    Series I     - Series I       Series I           Shares
                                                                  ------------- ------------- ---------------- ------------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                                    $     9,689   $    43,661    $    105,168       $  (11,375)
   Net realized gain (loss) on investments                              23,101       834,180       1,344,830           29,495
   Capital gain distributions from mutual funds                             --            --              --               --
   Net change in unrealized appreciation (depreciation) of
     investments                                                     1,035,524     1,524,936        (774,690)         256,959
                                                                   -----------   -----------    ------------       ----------
Increase (decrease) in net assets resulting from operations          1,068,314     2,402,777         675,308          275,079
                                                                   -----------   -----------    ------------       ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                      1,320,405     1,531,993         651,935          530,629
   Net transfers from (to) other Divisions or fixed rate option     12,882,196     1,945,861     (13,314,453)         616,919
   Internal rollovers                                                      190         2,416              --            2,615
   Cost of insurance and other charges                                (956,724)     (819,984)       (477,989)        (145,783)
   Administrative charges                                              (53,941)      (66,896)        (25,861)         (26,555)
   Policy loans                                                       (217,297)     (217,456)        (58,474)         (12,093)
   Death benefits                                                      (94,289)     (109,287)         (1,256)              --
   Withdrawals                                                        (606,490)     (596,985)       (276,220)          (6,097)
                                                                   -----------   -----------    ------------       ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                      12,274,050     1,669,662     (13,502,318)         959,635
                                                                   -----------   -----------    ------------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             13,342,364     4,072,439     (12,827,010)       1,234,714

NET ASSETS:
   Beginning of year                                                        --     7,832,107      12,827,010        1,052,111
                                                                   -----------   -----------    ------------       ----------
   End of year                                                     $13,342,364   $11,904,546    $         --       $2,286,825
                                                                   ===========   ===========    ============       ==========

For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                                    $        --   $      (492)   $     16,824       $   (5,297)
   Net realized gain (loss) on investments                                  --       654,292        (557,531)          11,644
   Capital gain distributions from mutual funds                             --            --              --               --
   Net change in unrealized appreciation (depreciation) of
     investments                                                            --       435,814       1,124,376          104,855
                                                                   -----------   -----------    ------------       ----------
Increase (decrease) in net assets resulting from operations                 --     1,089,614         583,669          111,202
                                                                   -----------   -----------    ------------       ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                             --     1,183,506       2,235,554          258,009
   Net transfers from (to) other Divisions or fixed rate option             --      (778,668)       (810,424)         272,618
   Internal rollovers                                                       --           374           3,625              238
   Cost of insurance and other charges                                      --      (661,674)     (1,498,715)         (96,966)
   Administrative charges                                                   --       (48,372)        (88,424)         (11,836)
   Policy loans                                                             --      (127,316)       (115,095)          (2,006)
   Death benefits                                                           --      (111,066)        (42,057)              --
   Withdrawals                                                              --      (277,444)       (593,378)         (24,484)
                                                                   -----------   -----------    ------------       ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                              --      (820,660)       (908,914)         395,573
                                                                   -----------   -----------    ------------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     --       268,954        (325,245)         506,775

NET ASSETS:
   Beginning of year                                                        --     7,563,153      13,152,255          545,336
                                                                   -----------   -----------    ------------       ----------
   End of year                                                     $        --   $ 7,832,107    $ 12,827,010       $1,052,111
                                                                   ===========   ===========    ============       ==========

                            See accompanying notes

                                   VL-R - 6

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                                   Divisions
                                                   ------------------------------------------------------------------------
                                                     Alger American                                          Dreyfus IP
                                                      MidCap Growth    American Century  Credit Suisse      MidCap Stock
                                                   Portfolio - Class O VP Value Fund -  Small Cap Core I Portfolio - Initial
                                                         Shares            Class I         Portfolio           shares
                                                   ------------------- ---------------- ---------------- -------------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                        $  (11,700)       $   100,153       $  (12,061)       $  (16,318)
   Net realized gain (loss) on investments                 45,760            465,305           38,702            76,012
   Capital gain distributions from mutual funds           233,346          1,341,492               --           785,785
   Net change in unrealized appreciation
     (depreciation) of investments                       (116,555)           777,086           12,446          (516,371)
                                                       ----------        -----------       ----------        ----------
Increase (decrease) in net assets resulting from
  operations                                              150,851          2,684,036           39,087           329,108
                                                       ----------        -----------       ----------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           424,590          2,696,932          332,665           928,653
   Net transfers from (to) other Divisions or
     fixed rate option                                     92,821           (315,229)         226,847            23,078
   Internal rollovers                                       1,861              3,970               --             1,603
   Cost of insurance and other charges                   (196,063)        (1,498,073)        (200,231)         (495,316)
   Administrative charges                                 (21,727)          (132,163)         (16,371)          (45,433)
   Policy loans                                           (27,097)          (100,103)         (16,342)          (25,963)
   Death benefits                                              --            (48,479)              (2)           (1,952)
   Withdrawals                                            (24,696)          (630,156)         (50,269)         (106,741)
                                                       ----------        -----------       ----------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                  249,689            (23,301)         276,297           277,929
                                                       ----------        -----------       ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   400,540          2,660,735          315,384           607,037
NET ASSETS:
   Beginning of year                                    1,468,832         14,952,181        1,515,020         4,620,970
                                                       ----------        -----------       ----------        ----------
   End of year                                         $1,869,372        $17,612,916       $1,830,404        $5,228,007
                                                       ==========        ===========       ==========        ==========
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                        $   (8,405)       $    19,091       $  (11,549)       $  (29,791)
   Net realized gain (loss) on investments                 18,798            996,629          175,481           229,730
   Capital gain distributions from mutual funds            43,700          1,369,370               --            17,580
   Net change in unrealized appreciation
     (depreciation) of investments                         63,287         (1,811,913)        (228,024)          156,882
                                                       ----------        -----------       ----------        ----------
Increase (decrease) in net assets resulting from
  operations                                              117,380            573,177          (64,092)          374,401
                                                       ----------        -----------       ----------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           410,486          2,460,436          404,228           973,084
   Net transfers from (to) other Divisions or
     fixed rate option                                    146,854            127,934         (421,651)          129,977
   Internal rollovers                                         378              1,431              729               420
   Cost of insurance and other charges                   (170,632)        (1,398,994)        (206,072)         (526,854)
   Administrative charges                                 (20,444)          (118,425)         (19,048)          (46,131)
   Policy loans                                             1,738            (69,003)          (8,049)          (44,088)
   Death benefits                                              --           (549,247)          (1,085)           (1,389)
   Withdrawals                                            (10,163)          (549,781)         (63,733)          (85,220)
                                                       ----------        -----------       ----------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                  358,217            (95,649)        (314,681)          399,799
                                                       ----------        -----------       ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   475,597            477,528         (378,773)          774,200

NET ASSETS:
   Beginning of year                                      993,235         14,474,653        1,893,793         3,846,770
                                                       ----------        -----------       ----------        ----------
   End of year                                         $1,468,832        $14,952,181       $1,515,020        $4,620,970
                                                       ==========        ===========       ==========        ==========

                            See accompanying notes

                                   VL-R - 7

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                                               Divisions
                                                                 --------------------------------------------------------


                                                                     Dreyfus VIF         Dreyfus VIF
                                                                 Developing Leaders     Quality Bond      DWS Equity 500
                                                                 Portfolio - Initial Portfolio - Initial Index Fund VIP -
                                                                       shares              shares            Class A
                                                                 ------------------- ------------------- ----------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                                      $   (35,622)        $  323,409          $     --
   Net realized gain (loss) on investments                               198,431            (27,971)               --
   Capital gain distributions from mutual funds                          978,648                 --                --
   Net change in unrealized appreciation (depreciation) of
     investments                                                        (834,177)            (6,009)               --
                                                                     -----------         ----------          --------
Increase (decrease) in net assets resulting from operations              307,280            289,429                --
                                                                     -----------         ----------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                        1,969,882          1,449,497                --
   Net transfers from (to) other Divisions or fixed rate option         (387,563)            15,458                --
   Internal rollovers                                                     10,323              9,234                --
   Cost of insurance and other charges                                (1,170,266)          (851,992)               --
   Administrative charges                                                (87,392)           (71,782)               --
   Policy loans                                                         (128,184)           (52,220)               --
   Death benefits                                                        (49,652)            (1,602)               --
   Withdrawals                                                          (588,301)          (197,858)               --
                                                                     -----------         ----------          --------
Increase (decrease) in net assets resulting from principal
  transactions                                                          (431,153)           298,735                --
                                                                     -----------         ----------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 (123,873)           588,164                --
NET ASSETS:
   Beginning of year                                                  11,869,378          8,094,497                --
                                                                     -----------         ----------          --------
   End of year                                                       $11,745,505         $8,682,661          $     --
                                                                     ===========         ==========          ========
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                                      $   (80,352)        $  234,531          $    175
   Net realized gain (loss) on investments                               290,620             (2,766)            1,229
   Capital gain distributions from mutual funds                               --                 --                --
   Net change in unrealized appreciation (depreciation) of
     investments                                                         366,961            (87,917)           (1,251)
                                                                     -----------         ----------          --------
Increase (decrease) in net assets resulting from operations              577,229            143,848               153
                                                                     -----------         ----------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                        2,191,420          1,331,559             1,301
   Net transfers from (to) other Divisions or fixed rate option         (982,230)           (41,809)              (78)
   Internal rollovers                                                      6,331              1,222                --
   Cost of insurance and other charges                                (1,242,885)          (864,751)           (1,538)
   Administrative charges                                                (95,051)           (63,234)               --
   Policy loans                                                          (74,740)           (24,444)               --
   Death benefits                                                        (65,697)           (62,982)               --
   Withdrawals                                                          (365,104)          (390,022)          (18,687)
                                                                     -----------         ----------          --------
Increase (decrease) in net assets resulting from principal
  transactions                                                          (627,956)          (114,461)          (19,002)
                                                                     -----------         ----------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  (50,727)            29,387           (18,849)
NET ASSETS:
   Beginning of year                                                  11,920,105          8,065,110            18,849
                                                                     -----------         ----------          --------
   End of year                                                       $11,869,378         $8,094,497          $     --
                                                                     ===========         ==========          ========

                                                                 ------------
                                                                 Fidelity VIP
                                                                    Asset
                                                                   Manager
                                                                 Portfolio -
                                                                   Service
                                                                   Class 2
                                                                 ------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                                   $   93,579
   Net realized gain (loss) on investments                            87,138
   Capital gain distributions from mutual funds                           --
   Net change in unrealized appreciation (depreciation) of
     investments                                                     161,458
                                                                  ----------
Increase (decrease) in net assets resulting from operations          342,175
                                                                  ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                      780,955
   Net transfers from (to) other Divisions or fixed rate option      123,800
   Internal rollovers                                                 13,162
   Cost of insurance and other charges                              (511,833)
   Administrative charges                                            (39,787)
   Policy loans                                                      (57,185)
   Death benefits                                                     (2,268)
   Withdrawals                                                      (181,052)
                                                                  ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                       125,792
                                                                  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              467,967
NET ASSETS:
   Beginning of year                                               5,191,276
                                                                  ----------
   End of year                                                    $5,659,243
                                                                  ==========
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                                   $   85,707
   Net realized gain (loss) on investments                            50,901
   Capital gain distributions from mutual funds                        1,654
   Net change in unrealized appreciation (depreciation) of
     investments                                                      13,179
                                                                  ----------
Increase (decrease) in net assets resulting from operations          151,441
                                                                  ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                      950,956
   Net transfers from (to) other Divisions or fixed rate option      (44,224)
   Internal rollovers                                                 13,267
   Cost of insurance and other charges                              (532,397)
   Administrative charges                                            (47,340)
   Policy loans                                                      (42,449)
   Death benefits                                                     (5,109)
   Withdrawals                                                       (93,365)
                                                                  ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                       199,339
                                                                  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              350,780
NET ASSETS:
   Beginning of year                                               4,840,496
                                                                  ----------
   End of year                                                    $5,191,276
                                                                  ==========

                            See accompanying notes

                                   VL-R - 8

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                                      Divisions
                                                   -----------------------------------------------------------
                                                      Fidelity VIP        Fidelity VIP        Fidelity VIP
                                                       Contrafund         Equity-Income       Freedom 2020
                                                   Portfolio - Service Portfolio - Service Portfolio - Service
                                                         Class 2             Class 2             Class 2
                                                   ------------------- ------------------- -------------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                        $    95,528         $   428,596           $   113
   Net realized gain (loss) on investments               1,566,138             652,056                18
   Capital gain distributions from mutual funds          2,505,870           2,313,819                93
   Net change in unrealized appreciation
     (depreciation) of investments                      (1,339,399)            (88,746)              521
                                                       -----------         -----------           -------
Increase (decrease) in net assets resulting from
  operations                                             2,828,137           3,305,725               745
                                                       -----------         -----------           -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                          4,923,210           3,099,899             2,737
   Net transfers from (to) other Divisions or
     fixed rate option                                   2,435,931             641,299             8,494
   Internal rollovers                                       62,573              18,534                --
   Cost of insurance and other charges                  (2,112,995)         (1,683,145)           (1,347)
   Administrative charges                                 (237,749)           (155,094)             (137)
   Policy loans                                           (394,731)           (348,669)               --
   Death benefits                                             (147)            (21,750)               --
   Withdrawals                                            (881,154)           (996,983)               --
                                                       -----------         -----------           -------
Increase (decrease) in net assets resulting from
  principal transactions                                 3,794,938             554,091             9,747
                                                       -----------         -----------           -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  6,623,075           3,859,816            10,492
NET ASSETS:
   Beginning of year                                    25,378,294          17,225,583                --
                                                       -----------         -----------           -------
   End of year                                         $32,001,369         $21,085,399           $10,492
                                                       ===========         ===========           =======
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                        $  (121,727)        $   123,740           $    --
   Net realized gain (loss) on investments               1,411,273             658,380                --
   Capital gain distributions from mutual funds              3,507             577,829                --
   Net change in unrealized appreciation
     (depreciation) of investments                       1,931,073            (639,565)               --
                                                       -----------         -----------           -------
Increase (decrease) in net assets resulting from
  operations                                             3,224,126             720,384                --
                                                       -----------         -----------           -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                          4,561,396           3,326,778                --
   Net transfers from (to) other Divisions or
     fixed rate option                                   3,526,648          (1,458,726)               --
   Internal rollovers                                       27,494              13,926                --
   Cost of insurance and other charges                  (1,757,809)         (1,647,752)               --
   Administrative charges                                 (218,613)           (161,430)               --
   Policy loans                                            (16,997)           (126,201)               --
   Death benefits                                          (23,657)           (174,144)               --
   Withdrawals                                            (564,870)           (593,421)               --
                                                       -----------         -----------           -------
Increase (decrease) in net assets resulting from
  principal transactions                                 5,533,592            (820,970)               --
                                                       -----------         -----------           -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  8,757,718            (100,586)               --

NET ASSETS:
Beginning of year                                       16,620,576          17,326,169                --
                                                       -----------         -----------           -------
End of year                                            $25,378,294         $17,225,583           $    --
                                                       ===========         ===========           =======

                                                   -------------------
                                                      Fidelity VIP
                                                      Freedom 2025
                                                   Portfolio - Service
                                                         Class 2
                                                   -------------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                          $   709
   Net realized gain (loss) on investments                    53
   Capital gain distributions from mutual funds              744
   Net change in unrealized appreciation
     (depreciation) of investments                           518
                                                         -------
Increase (decrease) in net assets resulting from
  operations                                               2,024
                                                         -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           12,431
   Net transfers from (to) other Divisions or
     fixed rate option                                    43,130
   Internal rollovers                                        398
   Cost of insurance and other charges                    (2,470)
   Administrative charges                                   (622)
   Policy loans                                               --
   Death benefits                                             --
   Withdrawals                                                --
                                                         -------
Increase (decrease) in net assets resulting from
  principal transactions                                  52,867
                                                         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   54,891
NET ASSETS:
   Beginning of year                                          --
                                                         -------
   End of year                                           $54,891
                                                         =======
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                          $    --
   Net realized gain (loss) on investments                    --
   Capital gain distributions from mutual funds               --
   Net change in unrealized appreciation
     (depreciation) of investments                            --
                                                         -------
Increase (decrease) in net assets resulting from
  operations                                                  --
                                                         -------
PRINCIPAL TRANSACTIONS:
   Net premiums                                               --
   Net transfers from (to) other Divisions or
     fixed rate option                                        --
   Internal rollovers                                         --
   Cost of insurance and other charges                        --
   Administrative charges                                     --
   Policy loans                                               --
   Death benefits                                             --
   Withdrawals                                                --
                                                         -------
Increase (decrease) in net assets resulting from
  principal transactions                                      --
                                                         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       --

NET ASSETS:
Beginning of year                                             --
                                                         -------
End of year                                              $    --
                                                         =======

                            See accompanying notes

                                   VL-R - 9

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                                    Divisions
                                                   ---------------------------------------------------------------------------
                                                      Fidelity VIP                                         Franklin Templeton -
                                                      Freedom 2030        Fidelity VIP    Fidelity VIP Mid  Franklin Small Cap
                                                   Portfolio - Service Growth Portfolio - Cap Portfolio -    Value Securities
                                                         Class 2        Service Class 2   Service Class 2     Fund - Class 2
                                                   ------------------- ------------------ ---------------- --------------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                          $   774          $   (70,847)       $  (32,537)        $   (5,004)
   Net realized gain (loss) on investments                   199              204,881           294,963            111,683
   Capital gain distributions from mutual funds              661                   --           659,262            198,975
   Net change in unrealized appreciation
     (depreciation) of investments                           222              630,876          (375,386)           578,082
                                                         -------          -----------        ----------         ----------
Increase (decrease) in net assets resulting from
  operations                                               1,856              764,910           546,302            883,736
                                                         -------          -----------        ----------         ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           14,163            2,823,425         1,813,879          1,387,979
   Net transfers from (to) other Divisions or
     fixed rate option                                    53,451              (65,672)         (167,074)         2,276,973
   Internal rollovers                                         --               45,852             6,514             19,070
   Cost of insurance and other charges                    (4,256)          (1,458,192)         (551,666)          (360,580)
   Administrative charges                                   (698)            (143,780)          (94,728)           (72,730)
   Policy loans                                               --             (130,916)          (36,108)           (19,981)
   Death benefits                                             --               (2,075)          (34,180)              (150)
   Withdrawals                                                --             (356,477)         (115,302)           (98,655)
                                                         -------          -----------        ----------         ----------
Increase (decrease) in net assets resulting from
  principal transactions                                  62,660              712,165           821,335          3,131,926
                                                         -------          -----------        ----------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   64,516            1,477,075         1,367,637          4,015,662
NET ASSETS:
Beginning of year                                             --           12,333,732         5,017,356          4,462,422
                                                         -------          -----------        ----------         ----------
End of year                                              $64,516          $13,810,807        $6,384,993         $8,478,084
                                                         =======          ===========        ==========         ==========
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                          $    --          $   (48,195)       $  (21,364)        $    7,388
   Net realized gain (loss) on investments                    --              105,974           209,437            172,698
   Capital gain distributions from mutual funds               --                   --            22,730             24,208
   Net change in unrealized appreciation
     (depreciation) of investments                            --              459,808           421,937            137,721
                                                         -------          -----------        ----------         ----------
Increase (decrease) in net assets resulting from
  operations                                                  --              517,587           632,740            342,015
                                                         -------          -----------        ----------         ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                               --            2,893,700           999,954            861,667
   Net transfers from (to) other Divisions or
     fixed rate option                                        --             (531,785)        2,773,447          2,573,741
   Internal rollovers                                         --               29,543             4,046              7,008
   Cost of insurance and other charges                        --           (1,454,858)         (272,523)          (235,830)
   Administrative charges                                     --             (142,954)          (52,402)           (43,216)
   Policy loans                                               --                  246           (16,411)            (7,493)
   Death benefits                                             --              (40,342)             (232)                --
   Withdrawals                                                --             (427,987)         (170,063)          (210,695)
                                                         -------          -----------        ----------         ----------
Increase (decrease) in net assets resulting from
  principal transactions                                      --              325,563         3,265,816          2,945,182
                                                         -------          -----------        ----------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       --              843,150         3,898,556          3,287,197
NET ASSETS:
   Beginning of year                                          --           11,490,582         1,118,800          1,175,225
                                                         -------          -----------        ----------         ----------
   End of year                                           $    --          $12,333,732        $5,017,356         $4,462,422
                                                         =======          ===========        ==========         ==========

                            See accompanying notes

                                   VL-R - 10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                                 Divisions
                                                   --------------------------------------------------------------------
                                                   Franklin Templeton    Franklin        Franklin          Franklin
                                                   - Franklin Small-   Templeton -      Templeton -       Templeton -
                                                     Mid Cap Growth   Franklin U.S.    Mutual Shares   Templeton Foreign
                                                   Securities Fund -    Government   Securities Fund - Securities Fund -
                                                        Class 2       Fund - Class 2      Class 2           Class 2
                                                   ------------------ -------------- ----------------- -----------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                         $   (804)      $   333,977      $    77,927       $    68,577
   Net realized gain (loss) on investments                 6,506          (224,502)         335,389           763,949
   Capital gain distributions from mutual funds               --                --          430,467                --
   Net change in unrealized appreciation
     (depreciation) of investments                         3,158           190,212        1,310,423         1,507,480
                                                        --------       -----------      -----------       -----------
Increase (decrease) in net assets resulting from
  operations                                               8,860           299,687        2,154,206         2,340,006
                                                        --------       -----------      -----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            1,443           763,320        1,545,202           929,895
   Net transfers from (to) other Divisions or
     fixed rate option                                     3,860        (1,008,803)       4,614,713           233,690
   Internal rollovers                                         --             1,038            1,845            13,144
   Cost of insurance and other charges                    (2,602)       (1,044,809)        (803,603)         (854,453)
   Administrative charges                                     --           (37,501)         (71,880)          (44,477)
   Policy loans                                             (431)          (11,394)         (17,718)          (58,675)
   Death benefits                                             --            (1,616)          (2,661)           (2,843)
   Withdrawals                                           (35,641)       (2,936,287)        (263,351)         (302,716)
                                                        --------       -----------      -----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                 (33,371)       (4,276,052)       5,002,547           (86,435)
                                                        --------       -----------      -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (24,511)       (3,976,365)       7,156,753         2,253,571

NET ASSETS:
   Beginning of year                                     133,093        13,373,590        9,375,597        11,370,162
                                                        --------       -----------      -----------       -----------
   End of year                                          $108,582       $ 9,397,225      $16,532,350       $13,623,733
                                                        ========       ===========      ===========       ===========
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                         $   (948)      $   497,209      $    17,206       $    48,568
   Net realized gain (loss) on investments                 5,021          (166,043)         287,343         1,007,998
   Capital gain distributions from mutual funds               --                --           29,378                --
   Net change in unrealized appreciation
     (depreciation) of investments                        (2,476)         (101,939)         502,245          (119,732)
                                                        --------       -----------      -----------       -----------
Increase (decrease) in net assets resulting from
  operations                                               1,597           229,227          836,172           936,834
                                                        --------       -----------      -----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            2,467         1,420,202          795,119           995,513
   Net transfers from (to) other Divisions or
     fixed rate option                                   (19,154)        1,559,827          791,478          (816,806)
   Internal rollovers                                         --             1,141            1,480             5,557
   Cost of insurance and other charges                    (3,492)       (1,043,709)        (658,282)         (747,421)
   Administrative charges                                     --           (67,924)         (36,414)          (43,849)
   Policy loans                                               14            (2,004)         (51,983)          (10,786)
   Death benefits                                             --                --           (1,036)             (528)
   Withdrawals                                            (5,715)         (198,021)         (25,552)         (214,760)
                                                        --------       -----------      -----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                 (25,880)        1,669,512          814,810          (833,080)
                                                        --------       -----------      -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (24,283)        1,898,739        1,650,982           103,754

NET ASSETS:
   Beginning of year                                     157,376        11,474,851        7,724,615        11,266,408
                                                        --------       -----------      -----------       -----------
   End of year                                          $133,093       $13,373,590      $ 9,375,597       $11,370,162
                                                        ========       ===========      ===========       ===========

                            See accompanying notes

                                   VL-R - 11

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                                 Divisions
                                                   ---------------------------------------------------------------------
                                                                 Janus Aspen Series    Janus Aspen        Janus Aspen
                                                      Goldman      International      Series Mid Cap    Series Worldwide
                                                   Sachs Capital Growth Portfolio - Growth Portfolio - Growth Portfolio -
                                                    Growth Fund    Service Shares     Service Shares     Service Shares
                                                   ------------- ------------------ ------------------ ------------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                     $   (30,055)    $   105,155         $  (21,547)        $   37,848
   Net realized gain (loss) on investments              436,754         688,113            259,677            137,455
   Capital gain distributions from mutual funds              --              --                 --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                      251,412       2,171,821            128,325            483,941
                                                    -----------     -----------         ----------         ----------
Increase (decrease) in net assets resulting from
  operations                                            658,111       2,965,089            366,455            659,244
                                                    -----------     -----------         ----------         ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                              --       1,159,684            572,813            722,944
   Net transfers from (to) other Divisions or
     fixed rate option                               (1,476,643)      3,835,895              7,654           (201,972)
   Internal rollovers                                        --           3,541              8,440              4,876
   Cost of insurance and other charges                 (387,609)       (764,047)          (335,512)          (412,870)
   Administrative charges                                  (223)        (57,976)           (28,857)           (37,481)
   Policy loans                                            (301)        (63,516)           (31,596)           (62,349)
   Death benefits                                            --            (145)                --            (16,309)
   Withdrawals                                           (6,220)       (149,200)          (133,652)          (217,347)
                                                    -----------     -----------         ----------         ----------
Increase (decrease) in net assets resulting from
  principal transactions                             (1,870,996)      3,964,236             59,290           (220,508)
                                                    -----------     -----------         ----------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (1,212,885)      6,929,325            425,745            438,736
NET ASSETS:
   Beginning of year                                  8,385,862       5,053,510          2,959,840          3,991,888
                                                    -----------     -----------         ----------         ----------
   End of year                                      $ 7,172,977     $11,982,835         $3,385,585         $4,430,624
                                                    ===========     ===========         ==========         ==========
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                     $   (27,283)    $    16,613         $  (18,171)        $   20,669
   Net realized gain (loss) on investments               42,554         194,184            155,275             45,943
   Capital gain distributions from mutual funds              --              --                 --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                      173,821         931,398            141,206            116,444
                                                    -----------     -----------         ----------         ----------
Increase (decrease) in net assets resulting from
  operations                                            189,092       1,142,195            278,310            183,056
                                                    -----------     -----------         ----------         ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                              --         767,401            599,159            808,795
   Net transfers from (to) other Divisions or
     fixed rate option                                   (3,745)        443,444            (95,324)          (414,321)
   Internal rollovers                                        --             429                998                113
   Cost of insurance and other charges                 (487,695)       (414,703)          (337,320)          (450,910)
   Administrative charges                                  (254)        (37,448)           (29,512)           (41,289)
   Policy loans                                            (770)        (45,570)           (26,991)           (15,340)
   Death benefits                                            --         (27,549)              (859)           (41,202)
   Withdrawals                                           (5,871)        (55,587)           (72,511)           (56,087)
                                                    -----------     -----------         ----------         ----------
Increase (decrease) in net assets resulting from
  principal transactions                               (498,335)        630,417             37,640           (210,241)
                                                    -----------     -----------         ----------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (309,243)      1,772,612            315,950            (27,185)
NET ASSETS:
   Beginning of year                                  8,695,105       3,280,898          2,643,890          4,019,073
                                                    -----------     -----------         ----------         ----------
   End of year                                      $ 8,385,862     $ 5,053,510         $2,959,840         $3,991,888
                                                    ===========     ===========         ==========         ==========

                            See accompanying notes

                                   VL-R - 12

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                             Divisions
                                                   ------------------------------------------------------------
                                                                                           MFS VIT Capital
                                                   JPMorgan Mid             JPMorgan Small  Opportunities   MFS VIT Emerging
                                                    Cap Value                  Company     Series - Initial Growth Series -
                                                    Portfolio                 Portfolio         Class        Initial Class
                                                   ------------             -------------- ---------------- ----------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                    $    (1,642)               $  (15,814)     $  (10,326)     $   (87,148)
   Net realized gain (loss) on investments             201,881                    56,457          88,619          319,599
   Capital gain distributions from mutual funds         93,681                    58,942              --               --
   Net change in unrealized appreciation
     (depreciation) of investments                     255,664                   209,632         447,816          579,361
                                                   -----------                ----------      ----------      -----------
Increase (decrease) in net assets resulting from
  operations                                           549,584                   309,217         526,109          811,812
                                                   -----------                ----------      ----------      -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                        445,024                   413,486         825,232        1,987,547
   Net transfers from (to) other Divisions or
     fixed rate option                              (1,271,831)                  332,503        (275,950)        (752,983)
   Internal rollovers                                    3,174                     3,038          42,045           34,328
   Cost of insurance and other charges                (103,499)                 (214,204)       (518,563)      (1,341,963)
   Administrative charges                              (22,428)                  (19,993)        (42,869)         (80,358)
   Policy loans                                        (17,157)                  (25,021)        (54,329)        (187,732)
   Death benefits                                           81                        (4)         (2,276)         (96,755)
   Withdrawals                                        (108,604)                  (75,361)       (177,009)        (853,221)
                                                   -----------                ----------      ----------      -----------
Increase (decrease) in net assets resulting from
  principal transactions                            (1,075,240)                  414,444        (203,719)      (1,291,137)
                                                   -----------                ----------      ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (525,656)                  723,661         322,390         (479,325)

NET ASSETS:
   Beginning of year                                 4,024,617                 2,006,910       4,198,508       12,566,759
                                                   -----------                ----------      ----------      -----------
   End of year                                     $ 3,498,961                $2,730,571      $4,520,898      $12,087,434
                                                   ===========                ==========      ==========      ===========
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                    $   (17,579)               $  (12,471)     $    2,387      $   (84,977)
   Net realized gain (loss) on investments             127,740                   174,256          48,971         (166,785)
   Capital gain distributions from mutual funds         48,776                   224,360              --               --
   Net change in unrealized appreciation
     (depreciation) of investments                     151,024                  (351,009)        (11,883)       1,097,176
                                                   -----------                ----------      ----------      -----------
Increase (decrease) in net assets resulting from
  operations                                           309,961                    35,136          39,475          845,414
                                                   -----------                ----------      ----------      -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                      1,398,718                   403,127         932,038        2,391,642
   Net transfers from (to) other Divisions or
     fixed rate option                               2,162,817                   133,716        (164,810)      (3,094,605)
   Internal rollovers                                    3,145                     2,027          10,963           11,006
   Cost of insurance and other charges                (125,059)                 (185,057)       (565,568)      (1,434,224)
   Administrative charges                              (70,067)                  (18,817)        (46,832)         (92,031)
   Policy loans                                         (7,165)                  (62,970)        (60,052)        (195,043)
   Death benefits                                           --                      (508)         (1,523)          (7,641)
   Withdrawals                                        (157,382)                  (84,886)       (162,933)        (526,105)
                                                   -----------                ----------      ----------      -----------
Increase (decrease) in net assets resulting from
  principal transactions                             3,205,007                   186,632         (58,717)      (2,947,001)
                                                   -----------                ----------      ----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              3,514,968                   221,768         (19,242)      (2,101,587)
NET ASSETS:
   Beginning of year                                   509,649                 1,785,142       4,217,750       14,668,346
                                                   -----------                ----------      ----------      -----------
   End of year                                     $ 4,024,617                $2,006,910      $4,198,508      $12,566,759
                                                   ===========                ==========      ==========      ===========

                            See accompanying notes

                                   VL-R - 13

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                                  Divisions
                                                   -----------------------------------------------------------------------
                                                                                                             Neuberger
                                                      MFS VIT New          MFS VIT       MFS VIT Total    Berman AMT Mid-
                                                   Discovery Series - Research Series - Return Series -     Cap Growth
                                                     Initial Class      Initial Class    Initial Class  Portfolio - Class I
                                                   ------------------ ----------------- --------------- -------------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                        $  (27,484)       $   (4,617)       $  13,350        $  (28,615)
   Net realized gain (loss) on investments                116,523            59,542           11,625           176,053
   Capital gain distributions from mutual funds            69,343                --           25,854                --
   Net change in unrealized appreciation
     (depreciation) of investments                        305,617           154,953           29,002           389,383
                                                       ----------        ----------        ---------        ----------
Increase (decrease) in net assets resulting from
  operations                                              463,999           209,878           79,831           536,821
                                                       ----------        ----------        ---------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           689,882           441,240           10,697           728,925
   Net transfers from (to) other Divisions or
     fixed rate option                                    (26,023)           (1,925)          (1,385)          300,319
   Internal rollovers                                      11,647             1,895               --            37,607
   Cost of insurance and other charges                   (508,787)         (246,752)         (42,538)         (397,340)
   Administrative charges                                 (34,172)          (22,315)              --           (37,627)
   Policy loans                                           (40,268)          (30,978)          (7,202)          (28,773)
   Death benefits                                              (4)               (3)              --            (1,842)
   Withdrawals                                           (113,603)          (47,513)         (84,421)          (97,962)
                                                       ----------        ----------        ---------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                  (21,328)           93,649         (124,849)          503,307
                                                       ----------        ----------        ---------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   442,671           303,527          (45,018)        1,040,128
NET ASSETS:
   Beginning of year                                    3,709,291         2,077,717          820,117         3,551,478
                                                       ----------        ----------        ---------        ----------
   End of year                                         $4,151,962        $2,381,244        $ 775,099        $4,591,606
                                                       ==========        ==========        =========        ==========
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                        $  (23,805)       $   (4,442)       $  11,796        $  (21,203)
   Net realized gain (loss) on investments                 51,074            27,693           19,227            54,328
   Capital gain distributions from mutual funds                --                --           35,945                --
   Net change in unrealized appreciation
     (depreciation) of investments                        136,775           110,300          (48,408)          367,089
                                                       ----------        ----------        ---------        ----------
Increase (decrease) in net assets resulting from
  operations                                              164,044           133,551           18,560           400,214
                                                       ----------        ----------        ---------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           774,724           437,282           20,560           825,349
   Net transfers from (to) other Divisions or
     fixed rate option                                    (62,450)          125,983          (97,689)           22,256
   Internal rollovers                                       3,097             5,775               --            11,930
   Cost of insurance and other charges                   (476,648)         (280,355)           7,733          (369,103)
   Administrative charges                                 (37,543)          (21,889)              --           (41,047)
   Policy loans                                           (28,181)          (14,977)          (1,228)          (20,571)
   Death benefits                                          (1,019)          (31,179)              --           (18,592)
   Withdrawals                                            (79,535)          (58,262)         (40,753)          (66,956)
                                                       ----------        ----------        ---------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                   92,445           162,378         (111,377)          343,266
                                                       ----------        ----------        ---------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   256,489           295,929          (92,817)          743,480
NET ASSETS:
   Beginning of year                                    3,452,802         1,781,788          912,934         2,807,998
                                                       ----------        ----------        ---------        ----------
   End of year                                         $3,709,291        $2,077,717        $ 820,117        $3,551,478
                                                       ==========        ==========        =========        ==========

                            See accompanying notes

                                   VL-R - 14

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                                Divisions
                                                   ------------------------------------------------------------------
                                                                        Oppenheimer      Oppenheimer     Oppenheimer
                                                    Neuberger Berman      Balanced    Global Securities  High Income
                                                      AMT Partners     Fund/VA -Non-   Fund/VA - Non-   Fund/VA -Non-
                                                   Portfolio - Class I Service Shares  Service Shares   Service Shares
                                                   ------------------- -------------- ----------------- --------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                         $    (33)        $   13,950      $    6,283        $  7,130
   Net realized gain (loss) on investments                 5,175               (199)        131,058             290
   Capital gain distributions from mutual funds           12,005             47,536         143,963              --
   Net change in unrealized appreciation
     (depreciation) of investments                        (5,263)            55,219         239,263           1,415
                                                        --------         ----------      ----------        --------
Increase (decrease) in net assets resulting from
  operations                                              11,884            116,506         520,567           8,835
                                                        --------         ----------      ----------        --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            1,480            312,959         933,531           4,297
   Net transfers from (to) other Divisions or
     fixed rate option                                     2,288            208,785         655,581              32
   Internal rollovers                                         --              3,148           3,958              --
   Cost of insurance and other charges                    (3,285)          (152,299)       (379,298)         (3,662)
   Administrative charges                                     --            (15,881)        (47,436)             --
   Policy loans                                           (1,833)            (6,912)        (41,231)         (1,833)
   Death benefits                                             --                 --              --              --
   Withdrawals                                           (10,133)           (48,568)        (42,931)         (2,588)
                                                        --------         ----------      ----------        --------
Increase (decrease) in net assets resulting from
  principal transactions                                 (11,483)           301,232       1,082,174          (3,754)
                                                        --------         ----------      ----------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      401            417,738       1,602,741           5,081
NET ASSETS:
   Beginning of year                                     110,794            948,128       2,440,758         105,365
                                                        --------         ----------      ----------        --------
   End of year                                          $111,195         $1,365,866      $4,043,499        $110,446
                                                        ========         ==========      ==========        ========
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                         $    (16)        $    6,133      $    2,604        $  5,432
   Net realized gain (loss) on investments                25,275             15,116          50,058            (160)
   Capital gain distributions from mutual funds               18             24,155              --              --
   Net change in unrealized appreciation
     (depreciation) of investments                       (10,112)           (16,437)        230,580          (3,466)
                                                        --------         ----------      ----------        --------
Increase (decrease) in net assets resulting from
  operations                                              15,165             28,967         283,242           1,806
                                                        --------         ----------      ----------        --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            1,001            252,321         589,574           4,142
   Net transfers from (to) other Divisions or
     fixed rate option                                     2,457            179,811         786,680          12,897
   Internal rollovers                                         --                350           5,682              --
   Cost of insurance and other charges                    (2,608)           (94,980)       (236,212)         (3,749)
   Administrative charges                                     --            (12,637)        (28,854)             --
   Policy loans                                           (1,863)           (63,217)         30,370          (1,368)
   Death benefits                                             --                 --             (14)             --
   Withdrawals                                           (41,001)            (2,539)        (75,359)         (8,526)
                                                        --------         ----------      ----------        --------
Increase (decrease) in net assets resulting from
  principal transactions                                 (42,014)           259,109       1,071,867           3,396
                                                        --------         ----------      ----------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (26,849)           288,076       1,355,109           5,202

NET ASSETS:
   Beginning of year                                     137,643            660,052       1,085,649         100,163
                                                        --------         ----------      ----------        --------
   End of year                                          $110,794         $  948,128      $2,440,758        $105,365
                                                        ========         ==========      ==========        ========

                            See accompanying notes

                                   VL-R - 15

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                                   Divisions
                                                   ------------------------------------------------------------------------
                                                                                             PIMCO VIT
                                                        PIMCO VIT         PIMCO VIT Real     Short-Term    PIMCO VIT Total
                                                   CommodityRealReturn  Return Portfolio -  Portfolio -   Return Portfolio -
                                                   Strategy Portfolio -   Administrative   Administrative   Administrative
                                                   Administrative Class       Class            Class            Class
                                                   -------------------- ------------------ -------------- ------------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                          $  6,561          $   438,585      $   175,765      $   696,837
   Net realized gain (loss) on investments                   (143)               9,390           (4,282)        (380,288)
   Capital gain distributions from mutual funds             1,003              313,163               --          119,901
   Net change in unrealized appreciation
     (depreciation) of investments                        (16,727)            (741,458)            (784)         140,867
                                                         --------          -----------      -----------      -----------
Increase (decrease) in net assets resulting from
  operations                                               (9,306)              19,680          170,699          577,317
                                                         --------          -----------      -----------      -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                             4,357            2,325,664          776,516        3,674,492
   Net transfers from (to) other Divisions or
     fixed rate option                                    266,099             (837,509)          30,265       (3,145,448)
   Internal rollovers                                          --                2,625            3,158           12,412
   Cost of insurance and other charges                     (5,113)          (1,381,218)        (534,511)      (1,466,627)
   Administrative charges                                    (228)            (114,774)         (38,393)        (175,128)
   Policy loans                                                --             (231,220)        (118,749)        (240,984)
   Death benefits                                              --              (14,069)          (2,098)          (2,805)
   Withdrawals                                               (677)            (370,689)        (156,789)        (791,659)
                                                         --------          -----------      -----------      -----------
Increase (decrease) in net assets resulting from
  principal transactions                                  264,438             (621,190)         (40,601)      (2,135,747)
                                                         --------          -----------      -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   255,132             (601,510)         130,098       (1,558,430)

NET ASSETS:
   Beginning of year                                           --           12,345,542        4,854,681       24,219,508
                                                         --------          -----------      -----------      -----------
   End of year                                           $255,132          $11,744,032      $ 4,984,779      $22,661,078
                                                         ========          ===========      ===========      ===========
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                          $     --          $   250,042      $   102,437      $   590,036
   Net realized gain (loss) on investments                     --              381,521           (2,282)         173,741
   Capital gain distributions from mutual funds                --              134,036               --          367,262
   Net change in unrealized appreciation
     (depreciation) of investments                             --             (600,970)         (11,994)        (743,369)
                                                         --------          -----------      -----------      -----------
Increase (decrease) in net assets resulting from
  operations                                                   --              164,629           88,161          387,670
                                                         --------          -----------      -----------      -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                --            2,122,820          805,130        5,654,495
   Net transfers from (to) other Divisions or
     fixed rate option                                         --           (1,005,059)      (1,085,070)       9,067,641
   Internal rollovers                                          --                1,960              910            4,869
   Cost of insurance and other charges                         --           (1,293,910)        (506,287)      (1,354,946)
   Administrative charges                                      --             (101,343)         (36,829)        (274,581)
   Policy loans                                                --             (141,900)         (37,853)         (70,849)
   Death benefits                                              --               (2,376)        (233,520)        (122,685)
   Withdrawals                                                 --             (440,954)        (137,362)        (933,205)
                                                         --------          -----------      -----------      -----------
Increase (decrease) in net assets resulting from
  principal transactions                                       --             (860,762)      (1,230,881)      11,970,739
                                                         --------          -----------      -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        --             (696,133)      (1,142,720)      12,358,409

NET ASSETS:
   Beginning of year                                           --           13,041,675        5,997,401       11,861,099
                                                         --------          -----------      -----------      -----------
   End of year                                           $     --          $12,345,542      $ 4,854,681      $24,219,508
                                                         ========          ===========      ===========      ===========

                            See accompanying notes

                                   VL-R - 16

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                                 Divisions
                                                   --------------------------------------------------------------------
                                                                   Pioneer Growth
                                                    Pioneer Fund    Opportunities   Pioneer Mid Cap       Putnam VT
                                                   VCT Portfolio - VCT Portfolio -     Value VCT      Diversified Income
                                                       Class I         Class I     Portfolio -Class I  Fund - Class IB
                                                   --------------- --------------- ------------------ ------------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                      $   19,741      $  (36,577)        $   (79)         $   463,626
   Net realized gain (loss) on investments               66,362          79,869              (3)              33,585
   Capital gain distributions from mutual funds              --              --             373                   --
   Net change in unrealized appreciation
     (depreciation) of investments                      384,974         189,546           2,601               68,663
                                                     ----------      ----------         -------          -----------
Increase (decrease) in net assets resulting from
  operations                                            471,077         232,838           2,892              565,874
                                                     ----------      ----------         -------          -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                         295,848         544,505           7,736            1,561,190
   Net transfers from (to) other Divisions or
     fixed rate option                                 (222,509)        (98,613)         67,239             (367,345)
   Internal rollovers                                       877           3,903             796                8,507
   Cost of insurance and other charges                 (247,435)       (441,521)         (2,497)            (383,769)
   Administrative charges                               (10,650)        (22,070)           (386)            (108,472)
   Policy loans                                         (44,157)       (128,459)             --              (91,865)
   Death benefits                                            --              --              --                 (662)
   Withdrawals                                         (176,627)       (373,505)           (175)            (120,411)
                                                     ----------      ----------         -------          -----------
Increase (decrease) in net assets resulting from
  principal transactions                               (404,653)       (515,760)         72,713              497,173
                                                     ----------      ----------         -------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  66,424        (282,922)         75,605            1,063,047
NET ASSETS:
   Beginning of year                                  3,232,792       5,275,314              --           10,453,953
                                                     ----------      ----------         -------          -----------
   End of year                                       $3,299,216      $4,992,392         $75,605          $11,517,000
                                                     ==========      ==========         =======          ===========
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                      $   20,353      $  (37,450)        $    --          $   521,219
   Net realized gain (loss) on investments               15,216          23,981              --                7,959
   Capital gain distributions from mutual funds              --              --              --                   --
   Net change in unrealized appreciation
     (depreciation) of investments                      134,215         306,944              --             (309,930)
                                                     ----------      ----------         -------          -----------
Increase (decrease) in net assets resulting from
  operations                                            169,784         293,475              --              219,248
                                                     ----------      ----------         -------          -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                         365,758         664,335              --            1,577,522
   Net transfers from (to) other Divisions or
     fixed rate option                                 (112,948)       (422,997)             --            1,659,872
   Internal rollovers                                        --              --              --                   --
   Cost of insurance and other charges                 (282,610)       (474,531)             --             (313,379)
   Administrative charges                               (12,434)        (25,096)             --             (116,359)
   Policy loans                                         (37,689)        (17,998)             --               31,448
   Death benefits                                        (1,969)         (3,554)             --               (4,347)
   Withdrawals                                         (200,441)       (371,013)             --             (133,390)
                                                     ----------      ----------         -------          -----------
Increase (decrease) in net assets resulting from
  principal transactions                               (282,333)       (650,854)             --            2,701,367
                                                     ----------      ----------         -------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (112,549)       (357,379)             --            2,920,615

NET ASSETS:
   Beginning of year                                  3,345,341       5,632,693              --            7,533,338
                                                     ----------      ----------         -------          -----------
   End of year                                       $3,232,792      $5,275,314         $    --          $10,453,953
                                                     ==========      ==========         =======          ===========

                            See accompanying notes

                                   VL-R - 17

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                                            Divisions
                                                                 ---------------------------------------------------------------
                                                                   Putnam VT        Putnam VT
                                                                  Growth and   International Growth Putnam VT Small   Putnam VT
                                                                 Income Fund -  and Income Fund -   Cap Value Fund - Vista Fund -
                                                                   Class IB          Class IB           Class IB       Class IB
                                                                 ------------- -------------------- ---------------- ------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                                   $   185,523       $   26,375         $  (1,687)      $   (793)
   Net realized gain (loss) on investments                            575,010          360,192            27,091          1,593
   Capital gain distributions from mutual funds                       470,152               --            39,335             --
   Net change in unrealized appreciation (depreciation) of
     investments                                                    1,620,179        1,246,217            (3,385)         4,353
                                                                  -----------       ----------         ---------       --------
Increase (decrease) in net assets resulting from operations         2,850,864        1,632,784            61,354          5,153
                                                                  -----------       ----------         ---------       --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                     3,097,607        1,001,601            10,065          4,056
   Net transfers from (to) other Divisions or fixed rate option    (1,274,051)       1,400,544            (4,847)        68,594
   Internal rollovers                                                   7,117              692                --             --
   Cost of insurance and other charges                             (1,478,341)        (550,278)          (10,178)        (1,956)
   Administrative charges                                            (180,468)         (45,171)               --             --
   Policy loans                                                      (125,493)         (46,551)           (3,066)        (2,219)
   Death benefits                                                     (18,989)            (677)               --             --
   Withdrawals                                                       (881,436)        (259,387)          (53,908)        (2,230)
                                                                  -----------       ----------         ---------       --------
Increase (decrease) in net assets resulting from principal
  transactions                                                       (854,054)       1,500,773           (61,934)        66,245
                                                                  -----------       ----------         ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             1,996,810        3,133,557              (580)        71,398

NET ASSETS:
   Beginning of year                                               19,396,940        5,707,911           416,707        105,252
                                                                  -----------       ----------         ---------       --------
   End of year                                                    $21,393,750       $8,841,468         $ 416,127       $176,650
                                                                  ===========       ==========         =========       ========
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                                   $   174,489       $   16,006         $  (2,329)      $   (800)
   Net realized gain (loss) on investments                             56,535          832,150            40,626          6,358
   Capital gain distributions from mutual funds                            --               --            27,814             --
   Net change in unrealized appreciation (depreciation) of
     investments                                                      554,254         (174,121)          (44,028)         7,457
                                                                  -----------       ----------         ---------       --------
Increase (decrease) in net assets resulting from operations           785,278          674,035            22,083         13,015
                                                                  -----------       ----------         ---------       --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                     3,438,858        1,014,354            13,055          3,465
   Net transfers from (to) other Divisions or fixed rate option      (560,471)        (410,506)          (84,872)        39,842
   Internal rollovers                                                   8,146            1,917                --             --
   Cost of insurance and other charges                             (1,521,031)        (484,971)          (11,302)        (1,946)
   Administrative charges                                            (202,586)         (45,536)               --             --
   Policy loans                                                       (14,161)         (29,252)              899            178
   Death benefits                                                    (125,411)         (35,218)               --             --
   Withdrawals                                                       (495,300)        (462,336)          (20,216)       (33,521)
                                                                  -----------       ----------         ---------       --------
Increase (decrease) in net assets resulting from principal
  transactions                                                        528,044         (451,548)         (102,436)         8,018
                                                                  -----------       ----------         ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             1,313,322          222,487           (80,353)        21,033

NET ASSETS:
   Beginning of year                                               18,083,618        5,485,424           497,060         84,219
                                                                  -----------       ----------         ---------       --------
   End of year                                                    $19,396,940       $5,707,911         $ 416,707       $105,252
                                                                  ===========       ==========         =========       ========

                            See accompanying notes

                                   VL-R - 18

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                                   Divisions
                                                   -------------------------------------------------------------------------
                                                                                          SunAmerica -
                                                     Putnam VT       SunAmerica -          SunAmerica          UIF Equity
                                                   Voyager Fund -  Aggressive Growth  Balanced Portfolio - Growth Portfolio -
                                                      Class IB    Portfolio - Class 1       Class 1             Class I
                                                   -------------- ------------------- -------------------- ------------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                       $ (2,480)       $   (6,184)          $   23,954          $  (29,592)
   Net realized gain (loss) on investments               1,614            51,285               13,228              82,391
   Capital gain distributions from mutual funds             --                --                   --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                      18,494            79,785               70,343              77,386
                                                      --------        ----------           ----------          ----------
Increase (decrease) in net assets resulting from
  operations                                            17,628           124,886              107,525             130,185
                                                      --------        ----------           ----------          ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                         10,826           238,909              369,551             620,892
   Net transfers from (to) other Divisions or
     fixed rate option                                  21,569           (26,077)               2,227             (52,164)
   Internal rollovers                                       --               519                7,959                 424
   Cost of insurance and other charges                 (18,043)         (134,489)            (188,400)           (400,159)
   Administrative charges                                   --           (11,792)             (18,655)            (20,791)
   Policy loans                                         (1,507)          (27,421)              (2,569)            (72,970)
   Death benefits                                           --                --                 (550)                 --
   Withdrawals                                          (8,987)          (17,230)             (15,280)           (378,243)
                                                      --------        ----------           ----------          ----------
Increase (decrease) in net assets resulting from
  principal transactions                                 3,858            22,419              154,283            (303,011)
                                                      --------        ----------           ----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 21,486           147,305              261,808            (172,826)
NET ASSETS:
   Beginning of year                                   399,942           983,042              964,642           4,227,016
                                                      --------        ----------           ----------          ----------
   End of year                                        $421,428        $1,130,347           $1,226,450          $4,054,190
                                                      ========        ==========           ==========          ==========
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                       $   (607)       $   (5,020)          $   16,832          $   (8,456)
   Net realized gain (loss) on investments              (1,756)           16,108               12,207             (86,301)
   Capital gain distributions from mutual funds             --                --                   --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                      24,381            42,956              (15,953)            634,286
                                                      --------        ----------           ----------          ----------
Increase (decrease) in net assets resulting from
  operations                                            22,018            54,044               13,086             539,529
                                                      --------        ----------           ----------          ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                          9,781           225,240              358,484             694,494
   Net transfers from (to) other Divisions or
     fixed rate option                                  75,160           326,503               56,742             (94,748)
   Internal rollovers                                       --               213                   39               1,000
   Cost of insurance and other charges                 (18,351)         (112,221)            (166,972)           (417,067)
   Administrative charges                                   --           (10,762)             (17,676)            (22,342)
   Policy loans                                         (1,170)              (65)              (2,910)            (17,586)
   Death benefits                                           --              (662)              (1,000)               (149)
   Withdrawals                                         (17,859)          (14,442)              (9,313)           (171,302)
                                                      --------        ----------           ----------          ----------
Increase (decrease) in net assets resulting from
  principal transactions                                47,561           413,804              217,394             (27,700)
                                                      --------        ----------           ----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 69,579           467,848              230,480             511,829
NET ASSETS:
   Beginning of year                                   330,363           515,194              734,162           3,715,187
                                                      --------        ----------           ----------          ----------
   End of year                                        $399,942        $  983,042           $  964,642          $4,227,016
                                                      ========        ==========           ==========          ==========

                            See accompanying notes

                                   VL-R - 19

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                                         Divisions
                                                            -------------------------------------------------------------------
                                                                                VALIC Company I VALIC Company I VALIC Company I
                                                              UIF High Yield    - International - Mid Cap Index - Money Market I
                                                            Portfolio - Class I  Equities Fund       Fund             Fund
                                                            ------------------- --------------- --------------- ----------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                                 $  121,162        $   22,097      $   (37,678)    $  1,306,263
   Net realized gain (loss) on investments                         (30,482)          237,928          791,315               --
   Capital gain distributions from mutual funds                         --           151,425        1,166,529               --
   Net change in unrealized appreciation (depreciation)
     of investments                                                 34,803           105,700         (412,652)              --
                                                                ----------        ----------      -----------     ------------
Increase (decrease) in net assets resulting from operations        125,483           517,150        1,507,514        1,306,263
                                                                ----------        ----------      -----------     ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                    193,931           322,747        2,179,176       18,366,775
   Net transfers from (to) other Divisions or fixed rate
     option                                                       (794,194)          (30,669)         213,027       (8,470,372)
   Internal rollovers                                                   --               190            4,909          878,353
   Cost of insurance and other charges                            (148,896)         (204,734)      (1,271,719)      (3,635,797)
   Administrative charges                                           (7,659)          (14,717)         (95,675)        (966,049)
   Policy loans                                                    (14,213)          (20,113)        (404,072)         440,035
   Death benefits                                                       (4)               80         (183,264)        (356,317)
   Withdrawals                                                     (68,240)         (176,741)        (942,529)      (1,520,238)
                                                                ----------        ----------      -----------     ------------
Increase (decrease) in net assets resulting from principal
  transactions                                                    (839,275)         (123,957)        (500,147)       4,736,390
                                                                ----------        ----------      -----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (713,792)          393,193        1,007,367        6,042,653

NET ASSETS:
   Beginning of year                                             2,179,040         2,349,147       16,655,723       24,555,193
                                                                ----------        ----------      -----------     ------------
   End of year                                                  $1,465,248        $2,742,340      $17,663,090     $ 30,597,846
                                                                ==========        ==========      ===========     ============
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                                 $  153,902        $   21,987      $    48,106     $    607,594
   Net realized gain (loss) on investments                           5,396            78,643          588,951               --
   Capital gain distributions from mutual funds                         --                --          621,832               --
   Net change in unrealized appreciation (depreciation)
     of investments                                               (157,984)          218,823          427,603               --
                                                                ----------        ----------      -----------     ------------
Increase (decrease) in net assets resulting from operations          1,314           319,453        1,686,492          607,594
                                                                ----------        ----------      -----------     ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                    206,936           351,191        2,272,779       17,116,521
   Net transfers from (to) other Divisions or fixed rate
     option                                                        586,384            70,268         (745,112)     (19,178,710)
   Internal rollovers                                                   --                --            5,120        1,098,428
   Cost of insurance and other charges                            (241,844)         (188,014)      (1,247,061)      (4,883,470)
   Administrative charges                                           (7,889)          (15,612)         (96,609)        (783,880)
   Policy loans                                                     (3,334)          (11,642)         (83,694)        (371,088)
   Death benefits                                                       --                --          (13,524)        (430,069)
   Withdrawals                                                    (100,226)          (99,036)        (585,039)      (3,166,246)
                                                                ----------        ----------      -----------     ------------
Increase (decrease) in net assets resulting from principal
  transactions                                                     440,027           107,155         (493,140)     (10,598,514)
                                                                ----------        ----------      -----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            441,341           426,608        1,193,352       (9,990,920)

NET ASSETS:
   Beginning of year                                             1,737,699         1,922,539       15,462,371       34,546,113
                                                                ----------        ----------      -----------     ------------
   End of year                                                  $2,179,040        $2,349,147      $16,655,723     $ 24,555,193
                                                                ==========        ==========      ===========     ============

                            See accompanying notes

                                   VL-R - 20

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                                        Divisions
                                                            ----------------------------------------------------------------
                                                            VALIC Company I VALIC Company I  VALIC Company I  VALIC Company I
                                                             - Nasdaq-100     - Science &   - Small Cap Index  - Stock Index
                                                              Index Fund    Technology Fund       Fund             Fund
                                                            --------------- --------------- ----------------- ---------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                               $  (25,999)     $   (8,670)      $  (19,397)      $    40,239
   Net realized gain (loss) on investments                       338,983          62,771          502,152         2,049,336
   Capital gain distributions from mutual funds                       --              --          314,368         1,124,134
   Net change in unrealized appreciation (depreciation)
     of investments                                             (113,006)            663          178,372         1,619,156
                                                              ----------      ----------       ----------       -----------
Increase (decrease) in net assets resulting from operations      199,978          54,764          975,495         4,832,865
                                                              ----------      ----------       ----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                  839,415         208,938        1,052,712         3,466,697
   Net transfers from (to) other Divisions or fixed rate
     option                                                     (540,461)         57,549          167,695        (2,312,966)
   Internal rollovers                                                410              --              796            12,768
   Cost of insurance and other charges                          (407,935)       (221,201)        (455,189)       (3,020,872)
   Administrative charges                                        (40,714)        (10,104)         (50,348)         (145,917)
   Policy loans                                                    7,684         (22,518)        (265,086)         (701,571)
   Death benefits                                                     --              --           (1,657)          (47,112)
   Withdrawals                                                  (123,606)        (95,020)        (406,828)       (3,740,973)
                                                              ----------      ----------       ----------       -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                  (265,207)        (82,356)          42,095        (6,489,946)
                                                              ----------      ----------       ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (65,229)        (27,592)       1,017,590        (1,657,081)

NET ASSETS:
   Beginning of year                                           4,251,703       1,256,085        5,659,112        37,281,393
                                                              ----------      ----------       ----------       -----------
   End of year                                                $4,186,474      $1,228,493       $6,676,702       $35,624,312
                                                              ==========      ==========       ==========       ===========
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                               $  (21,652)     $   (7,801)      $   12,758       $   304,763
   Net realized gain (loss) on investments                       115,488          18,618          204,788           586,994
   Capital gain distributions from mutual funds                       --              --          174,783           768,036
   Net change in unrealized appreciation (depreciation)
     of investments                                              (59,210)         12,012         (197,125)         (277,470)
                                                              ----------      ----------       ----------       -----------
Increase (decrease) in net assets resulting from operations       34,626          22,829          195,204         1,382,323
                                                              ----------      ----------       ----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                  927,826         221,668          975,307         4,361,641
   Net transfers from (to) other Divisions or fixed rate
     option                                                      164,340           8,209          297,440        (1,341,502)
   Internal rollovers                                                 94             221            5,569             3,312
   Cost of insurance and other charges                          (422,008)       (195,541)        (397,032)       (3,220,274)
   Administrative charges                                        (44,965)        (10,996)         (46,314)         (184,068)
   Policy loans                                                      115          (6,853)         (31,584)         (582,095)
   Death benefits                                                   (989)             --          (59,325)          (70,939)
   Withdrawals                                                   (68,250)        (21,524)        (220,122)       (1,946,452)
                                                              ----------      ----------       ----------       -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                   556,163          (4,816)         523,939        (2,980,377)
                                                              ----------      ----------       ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          590,789          18,013          719,143        (1,598,054)

NET ASSETS:
   Beginning of year                                           3,660,914       1,238,072        4,939,969        38,879,447
                                                              ----------      ----------       ----------       -----------
   End of year                                                $4,251,703      $1,256,085       $5,659,112       $37,281,393
                                                              ==========      ==========       ==========       ===========

                            See accompanying notes

                                   VL-R - 21

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                                   Divisions
                                                   -------------------------------------------------------------------------
                                                                         Van Kampen LIT
                                                     Van Kampen LIT        Growth and       Van Kampen LIT     Vanguard VIF
                                                       Government      Income Portfolio -  Strategic Growth   High Yield Bond
                                                   Portfolio - Class I      Class I       Portfolio - Class I    Portfolio
                                                   ------------------- ------------------ ------------------- ---------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                         $  5,833          $    38,947           $  (421)        $   347,695
   Net realized gain (loss) on investments                (1,883)             520,871               471             (72,435)
   Capital gain distributions from mutual funds               --              613,913                --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                          (464)             360,307             1,308             108,539
                                                        --------          -----------           -------         -----------
Increase (decrease) in net assets resulting from
  operations                                               3,486            1,534,038             1,358             383,799
                                                        --------          -----------           -------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            3,641            1,923,721             4,380           1,061,834
   Net transfers from (to) other Divisions or
     fixed rate option                                       438             (109,336)             (259)           (308,335)
   Internal rollovers                                         --                1,421                --              13,671
   Cost of insurance and other charges                   (27,771)            (727,324)           (2,615)           (590,885)
   Administrative charges                                     --              (90,147)               --             (54,057)
   Policy loans                                           (1,013)             (58,688)           (3,361)            (81,623)
   Death benefits                                             --                   --                --              (1,818)
   Withdrawals                                            (3,261)            (414,854)             (203)           (470,628)
                                                        --------          -----------           -------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                 (27,966)             524,793            (2,058)           (431,841)
                                                        --------          -----------           -------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (24,480)           2,058,831              (700)            (48,042)

NET ASSETS:
   Beginning of year                                     160,256           10,039,305            57,942           5,229,079
                                                        --------          -----------           -------         -----------
   End of year                                          $135,776          $12,098,136           $57,242         $ 5,181,037
                                                        ========          ===========           =======         ===========
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                         $  5,663          $    29,313           $  (265)        $   347,062
   Net realized gain (loss) on investments                (1,549)             677,302              (422)            174,975
   Capital gain distributions from mutual funds               --              198,372                --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                           601              (91,197)            4,451            (428,929)
                                                        --------          -----------           -------         -----------
Increase (decrease) in net assets resulting from
  operations                                               4,715              813,790             3,764              93,108
                                                        --------          -----------           -------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           21,122            2,269,518             4,642           1,180,630
   Net transfers from (to) other Divisions or
     fixed rate option                                       604            2,361,781              (143)         (2,484,746)
   Internal rollovers                                         --                  953                --               4,044
   Cost of insurance and other charges                   (26,599)            (646,241)           (2,594)           (566,909)
   Administrative charges                                     --             (108,511)               --             (54,835)
   Policy loans                                              692              (67,443)              470             (30,986)
   Death benefits                                             --               (3,873)               --                (627)
   Withdrawals                                           (18,386)            (236,813)           (5,161)           (117,978)
                                                        --------          -----------           -------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                 (22,567)           3,569,371            (2,786)         (2,071,407)
                                                        --------          -----------           -------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (17,852)           4,383,161               978          (1,978,299)

NET ASSETS:
   Beginning of year                                     178,108            5,656,144            56,964           7,207,378
                                                        --------          -----------           -------         -----------
   End of year                                          $160,256          $10,039,305           $57,942         $ 5,229,079
                                                        ========          ===========           =======         ===========

                            See accompanying notes

                                   VL-R - 22

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                    Divisions
                                                                   ------------
                                                                   Vanguard VIF
                                                                    REIT Index
                                                                    Portfolio
                                                                   ------------
 For the Year Ended December 31, 2006

 OPERATIONS:
    Net investment income (loss)                                   $   182,163
    Net realized gain (loss) on investments                            908,031
    Capital gain distributions from mutual funds                       890,176
    Net change in unrealized appreciation (depreciation) of
      investments                                                    2,179,220
                                                                   -----------
 Increase (decrease) in net assets resulting from operations         4,159,590
                                                                   -----------
 PRINCIPAL TRANSACTIONS:
    Net premiums                                                     2,466,113
    Net transfers from (to) other Divisions or fixed rate option       736,702
    Internal rollovers                                                  15,446
    Cost of insurance and other charges                             (1,236,493)
    Administrative charges                                            (120,151)
    Policy loans                                                      (228,520)
    Death benefits                                                      (5,694)
    Withdrawals                                                       (717,209)
                                                                   -----------
 Increase (decrease) in net assets resulting from principal
   transactions                                                        910,194
                                                                   -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS                             5,069,784

 NET ASSETS:
    Beginning of year                                               12,052,487
                                                                   -----------
    End of year                                                    $17,122,271
                                                                   ===========

 For the Year Ended December 31, 2005

 OPERATIONS:
    Net investment income (loss)                                   $   208,129
    Net realized gain (loss) on investments                            988,405
    Capital gain distributions from mutual funds                       621,997
    Net change in unrealized appreciation (depreciation) of
      investments                                                     (698,326)
                                                                   -----------
 Increase (decrease) in net assets resulting from operations         1,120,205
                                                                   -----------
 PRINCIPAL TRANSACTIONS:
    Net premiums                                                     2,272,609
    Net transfers from (to) other Divisions or fixed rate option      (403,002)
    Internal rollovers                                                     837
    Cost of insurance and other charges                               (995,647)
    Administrative charges                                            (107,936)
    Policy loans                                                       (61,621)
    Death benefits                                                      (2,224)
    Withdrawals                                                       (373,730)
                                                                   -----------
 Increase (decrease) in net assets resulting from principal
   transactions                                                        329,286
                                                                   -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS                             1,449,491

 NET ASSETS:
    Beginning of year                                               10,602,996
                                                                   -----------
    End of year                                                    $12,052,487
                                                                   ===========

                            See accompanying notes

                                   VL-R - 23

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Separate Account VL-R (the "Separate Account") was established by resolution of the Board of Directors of American General Life Insurance Company (the "Company") on May 6, 1997 to fund variable universal life insurance policies issued by the Company. The following products are included in the Separate
Account: AG Legacy Plus, Corporate America, Legacy Plus, Platinum Investor I, Platinum Investor II, Platinum Investor III, Platinum Investor IV, Platinum Investor FlexDirector, Platinum Investor PLUS, Platinum Investor Survivor, Platinum Investor Survivor II, Platinum Investor VIP and The One VUL Solution. Of the products listed, AG Legacy Plus, Legacy Plus, Platinum Investor I, Platinum Investor Survivor and The One VUL Solution are no longer offered for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

AIM Variable Insurance Funds ("AIM V.I."):            Franklin Templeton Variable Insurance
                                                      Products Trust
   AIM V.I. Core Equity Fund - Series I (4)             ("Franklin Templeton"): - continued:
   AIM V.I. International Growth Fund - Series I         Franklin Templeton - Franklin U.S.
                                                           Government Fund - Class 2
   AIM V.I. Premier Equity Fund - Series I (4)           Franklin Templeton - Mutual Shares
                                                           Securities Fund - Class 2
                                                         Franklin Templeton - Templeton
                                                           Foreign Securities Fund - Class 2
The Alger American Fund:
   Alger American Leveraged AllCap Portfolio -        Goldman Sachs Variable Insurance Trust
     Class O Shares                                   ("Goldman Sachs"):
   Alger American MidCap Growth Portfolio - Class        Goldman Sachs Capital Growth Fund
     O Shares

American Century Variable Portfolios, Inc. ("American
Century VP"):                                         Janus Aspen Series:
   American Century VP Value Fund - Class I              Janus Aspen Series International
                                                           Growth Portfolio - Service Shares
                                                         Janus Aspen Series Mid Cap Growth
                                                           Portfolio - Service Shares
Credit Suisse Trust ("Credit Suisse"):                   Janus Aspen Series Worldwide Growth
                                                           Portfolio - Service Shares (7)
   Credit Suisse Small Cap Core I Portfolio (15)
                                                      J.P. Morgan Series Trust II
                                                      ("JPMorgan"):
Dreyfus Investment Portfolios ("Dreyfus IP"):            JPMorgan Mid Cap Value Portfolio (8)
   Dreyfus IP MidCap Stock Portfolio - Initial           JPMorgan Small Company Portfolio
   shares (5)

Dreyfus Variable Investment Fund                      MFS(R) Variable Insurance Trust/SM
("Dreyfus VIF"):                                      /("MFS(R) VIT"):
   Dreyfus VIF Developing Leaders Portfolio -            MFS(R) VIT Capital Opportunities
     Initial shares (5)                                    Series - Initial Class (9)
   Dreyfus VIF Quality Bond Portfolio - Initial          MFS(R) VIT Emerging Growth Series -
     shares (5)                                            Initial Class (9)
                                                         MFS(R) VIT New Discovery Series -
                                                           Initial Class
DWS Investments VIT Funds: (2)                           MFS(R) VIT Research Series - Initial
                                                           Class
   DWS Equity 500 Index Fund VIP - Class A (3)           MFS(R) VIT Total Return Series -
                                                           Initial Class

Fidelity(R) Variable Insurance Products               Neuberger Berman Advisers Management
("Fidelity(R) VIP"):                                  Trust ("Neuberger Berman AMT"):
   Fidelity(R) VIP Asset Manager/SM/ Portfolio -
     Service Class 2
   Fidelity(R) VIP Contrafund(R) Portfolio -             Neuberger Berman AMT Mid-Cap Growth
     Service Class 2                                       Portfolio - Class I
   Fidelity(R) VIP Equity-Income Portfolio -             Neuberger Berman AMT Partners
     Service Class 2                                       Portfolio - Class I
   Fidelity(R) VIP Freedom 2020 Portfolio -
     Service Class 2 (6)
   Fidelity(R) VIP Freedom 2025 Portfolio -           Oppenheimer Variable Account Funds
     Service Class 2 (6)                              ("Oppenheimer"):
   Fidelity(R) VIP Freedom 2030 Portfolio -              Oppenheimer Balanced Fund/VA -
     Service Class 2 (6)                                   Non-Service Shares
   Fidelity(R) VIP Growth Portfolio - Service            Oppenheimer Global Securities
     Class 2                                               Fund/VA - Non-Service Shares
   Fidelity(R) VIP Mid Cap Portfolio - Service           Oppenheimer High Income Fund/VA -
     Class 2                                               Non-Service Shares
Franklin Templeton Variable Insurance Products
Trust ("Franklin Templeton"):
   Franklin Templeton - Franklin Small Cap Value      PIMCO Variable Insurance Trust ("PIMCO
     Securities Fund - Class 2                        VIT"):
   Franklin Templeton - Franklin Small-Mid Cap           PIMCO VIT CommodityRealReturn
     Growth Securities Fund - Class 2 (1)                  Strategy Portfolio -
                                                           Administrative Class (10)
                                                         PIMCO VIT Real Return Portfolio -
                                                           Administrative Class
                                                         PIMCO VIT Short-Term Portfolio -
                                                           Administrative Class


                                   VL-R - 24

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

PIMCO Variable Insurance Trust ("PIMCO   The Universal Institutional Funds,
VIT"): - continued:                      Inc. ("UIF"):
   PIMCO VIT Total Return Portfolio -       UIF Equity Growth Portfolio -
     Administrative Class                     Class I (13)
                                            UIF High Yield Portfolio - Class I
                                              (13)
Pioneer Variable Contracts Trust
("Pioneer"):
   Pioneer Fund VCT Portfolio - Class I  VALIC Company I:
   Pioneer Growth Opportunities VCT         VALIC Company I - International
     Portfolio - Class I                      Equities Fund
   Pioneer Mid Cap Value VCT Portfolio      VALIC Company I - Mid Cap Index
     - Class I (11)                           Fund
                                            VALIC Company I - Money Market I
                                              Fund
Putnam Variable Trust ("Putnam VT"):        VALIC Company I - Nasdaq-100(R)
                                              Index Fund
   Putnam VT Diversified Income Fund -      VALIC Company I - Science &
     Class IB                                 Technology Fund
   Putnam VT Growth and Income Fund -       VALIC Company I - Small Cap Index
     Class IB (12)                            Fund
   Putnam VT International Growth and       VALIC Company I - Stock Index Fund
     Income Fund - Class IB
   Putnam VT Small Cap Value Fund -
     Class IB
   Putnam VT Vista Fund - Class IB       Van Kampen Life Investment Trust
   Putnam VT Voyager Fund - Class IB     ("Van Kampen LIT"):
                                            Van Kampen LIT Government
                                              Portfolio - Class I
SunAmerica Series Trust ("SunAmerica"):     Van Kampen LIT Growth and Income
                                              Portfolio - Class I
   SunAmerica - Aggressive Growth           Van Kampen LIT Strategic Growth
     Portfolio - Class 1                      Portfolio - Class I (14)
   SunAmerica - SunAmerica Balanced
     Portfolio - Class 1
                                         Vanguard(R) Variable Insurance Fund
                                         ("Vanguard(R) VIF"):
                                            Vanguard(R) VIF High Yield Bond
                                              Portfolio
                                            Vanguard(R) VIF REIT Index
                                              Portfolio
--------
(1) Effective May 1, 2005, Franklin Templeton - Franklin Small Cap Fund - Class 2 changed its name to Franklin Templeton - Franklin Small-Mid Cap Growth Securities Fund - Class 2.
(2) Effective February 6, 2006, Scudder Investments VIT Funds changed its name to DWS Investments VIT Funds.
(3) Effective February 6, 2006, Scudder VIT Equity 500 Index Fund - Class A changed its name to DWS Equity 500 Index Fund VIP - Class A.
(4) Effective May 1, 2006, AIM V.I. Premier Equity Fund - Series I merged into AIM V.I. Core Equity Fund - Series I. AIM V.I. Core Equity Fund - Series I is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor, and Corporate America.
(5) Effective May 1, 2006, Dreyfus IP MidCap Stock Portfolio - Initial shares, Dreyfus VIF Developing Leaders Portfolio - Initial shares and Dreyfus VIF Quality Bond Portfolio - Initial shares are no longer offered as investment options for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor, and Corporate America.
(6) Effective May 1, 2006, Fidelity VIP Freedom 2020 Portfolio - Service Class 2, Fidelity VIP Freedom 2025 Portfolio - Service Class 2 and Fidelity VIP Freedom 2030 Portfolio - Service Class 2 became available as investment options.
(7) Effective May 1, 2006, Janus Aspen Series Worldwide Growth Portfolio - Service Shares is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor, and
    Corporate America.
(8) Effective May 1, 2006, JPMorgan Mid Cap Value Portfolio is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later and is not available for new investments in existing policies.
(9) Effective May 1, 2006, MFS VIT Capital Opportunities Series - Initial Class and MFS VIT Emerging Growth Series - Initial Class are no longer offered as investment options for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum
    Investor Survivor, and Corporate America.
(10)Effective May 1, 2006, PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class became available as an investment option.
(11)Effective May 1, 2006, Pioneer Mid Cap Value VCT Portfolio - Class 1 became available as an investment option.
(12)Effective May 1, 2006, Putnam VT Growth and Income Fund - Class IB is no longer offered as an investment option for policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor, and Corporate America.

                                   VL-R - 25

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

(13)Effective May 1, 2006, UIF Equity Growth Portfolio - Class I and UIF High Yield Portfolio - Class I are no longer offered as investment options for policies with an issue date of May 1, 2006 or later.
(14)Effective August 15, 2006, Van Kampen LIT Emerging Growth Portfolio - Class I changed its name to Van Kampen LIT Strategic Growth Portfolio - Class I.
(15)Effective December 1, 2006, Credit Suisse Small Cap Growth Portfolio changed its name to Credit Suisse Small Cap Core I Portfolio.

AIG SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Divisions above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

Changes in presentation - Certain items have been reclassified to conform to the current period's presentation.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security valuation - The investments in shares of the Funds are stated at the net asset value of the respective portfolio as determined by the fund, which value their securities at fair value.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

Policy loans - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Division(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

                                   VL-R - 26

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note B - Summary of Significant Accounting Policies and Basis of Presentation - Continued

Accumulation unit--This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Internal rollovers - A policy owner with an eligible Company life insurance policy may elect to replace their existing policy with another insurance policy offered by the Company. Internal rollovers are included in the Statement of Changes in Net Assets under principal transactions.

Note C - Policy Charges

Deductions from premium payments - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction currently ranges from 0% to 3.5%. For Corporate America policies, the Company deducts from each premium payment a charge to cover costs associated with the issuance of the policy, administrative services the Company performs and a premium tax that is applicable to the Company in the state or other jurisdiction of the policy owner. The amount the Company deducts in policy year 1 through 7 is 9% up to the "target premium" and 5% on any premium amounts in excess of the target premium. The amount the Company deducts in year 8 and thereafter is 5% of all premium payments. The target premium is an amount of premium that is approximately equal to the seven-pay premium, which is the maximum amount of premium that may be paid without the policy becoming a modified endowment contract.

For other policies offered through the Separate Account (except for Corporate America, AG Legacy Plus, and Legacy Plus), the following premium expense charge may be deducted from each after-tax premium payment, prior to allocation to the Separate Account.

                                                Current Premium
                 Policies                       Expense Charge
                 --------                       ---------------
                 Platinum Investor I and II          2.50%
                 Platinum Investor III               5.00%
                 Platinum Investor IV                5.00%
                 Platinum Investor FlexDirector      5.00%
                 Platinum Investor PLUS              5.00%
                 Platinum Investor Survivor          6.50%
                 Platinum Investor Survivor II       5.00%
                 Platinum Investor VIP               5.00%

Mortality and expense risk and administrative charges--Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. A summary of these charges by policy follows:

                                                                    First Reduction in        Second Reduction in
                                                 Mortality and        Mortality and              Mortality and
                                                Expense Risk and     Expense Risk and  After   Expense Risk and
                                             Administrative Charges   Administrative   Policy   Administrative    After Policy
Policies                                      Current Annual Rate      Charges Rate     Year     Charges Rate         Year
--------                                     ---------------------- ------------------ ------ ------------------- ------------
AG Legacy Plus                                        0.75%                0.10%         10          0.25%             20
Corporate America                                     0.35%                0.10%         10          0.10%             20
Corporate America (reduced surrender charge)          0.65%                0.25%         10          0.25%             20
Legacy Plus                                           0.75%                0.25%         10          0.25%             20
Platinum Investor I and II                            0.75%                0.25%         10          0.25%             20
Platinum Investor III                                 0.70%                0.25%         10          0.35%             20
Platinum Investor IV                                  0.70%                0.35%         10          0.35%             20
Platinum Investor FlexDirector                        0.70%                0.25%         10          0.35%             20
Platinum Investor PLUS                                0.70%                0.25%         10          0.35%             20
Platinum Investor Survivor                            0.40%                0.20%         10          0.10%             30
Platinum Investor Survivor II                         0.75%                0.25%         15          0.35%             30
Platinum Investor VIP                                 0.70%                0.35%         10          0.20%             20

                                   VL-R - 27

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Policy Charges - Continued

Guaranteed Minimum Withdrawal Benefit (GMWB) Rider charge - Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option and are equivalent, on an annual basis, to 0.75% of the value of the policy, which may be increased to a maximum of 1.50%. These charges are included as part of the mortality and expense risk and administrative charges line of the Statement of Operations.

Monthly administrative and expense charges - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $12 for the monthly administrative charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative and expense charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

Cost of insurance charge - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

Optional rider charges - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

Transfer charges - The Company reserves the right to charge a $25 transfer fee for each transfer in excess of 12 during the policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

Surrender charge - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. For partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial surrender. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

Policy loan - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                   VL-R - 28

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2006, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                               Cost of   Proceeds from
Divisions                                                                     Purchases      Sales
------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund - Series I                                         $13,754,113  $ 1,470,373
AIM V.I. International Growth Fund - Series I                                  3,668,435    1,955,112
AIM V.I. Premier Equity Fund - Series I                                          438,465   13,835,616
Alger American Leveraged AllCap Portfolio - Class O Shares                     1,068,056      119,796
Alger American MidCap Growth Portfolio - Class O Shares                          915,316      443,982
American Century VP Value Fund - Class I                                       3,854,413    2,436,069
Credit Suisse Small Cap Core I Portfolio                                         542,454      278,220
Dreyfus IP MidCap Stock Portfolio - Initial shares                             1,575,180      527,782
Dreyfus VIF Developing Leaders Portfolio - Initial shares                      2,162,160    1,650,287
Dreyfus VIF Quality Bond Portfolio - Initial shares                            1,514,794      892,652
Fidelity VIP Asset Manager Portfolio - Service Class 2                           917,305      697,934
Fidelity VIP Contrafund Portfolio - Service Class 2                           11,046,726    4,650,392
Fidelity VIP Equity-Income Portfolio - Service Class 2                         5,867,516    2,571,011
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                             10,203          252
Fidelity VIP Freedom 2025 Portfolio - Service Class 2                             55,529        1,209
Fidelity VIP Freedom 2030 Portfolio - Service Class 2                             70,012        5,917
Fidelity VIP Growth Portfolio - Service Class 2                                1,912,329    1,271,013
Fidelity VIP Mid Cap Portfolio - Service Class 2                               4,648,499    3,200,439
Franklin Templeton - Franklin Small Cap Value Securities Fund - Class 2        4,127,748      801,848
Franklin Templeton - Franklin Small-Mid Cap Growth Securities Fund - Class 2       5,035       39,210
Franklin Templeton - Franklin U.S. Government Fund - Class 2                   1,507,464    5,449,540
Franklin Templeton - Mutual Shares Securities Fund - Class 2                   6,803,466    1,292,524
Franklin Templeton - Templeton Foreign Securities Fund - Class 2               1,908,782    1,926,639
Goldman Sachs Capital Growth Fund                                                909,743    2,810,795
Janus Aspen Series International Growth Portfolio - Service Shares             5,406,891    1,337,500
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares                     719,012      681,270
Janus Aspen Series Worldwide Growth Portfolio - Service Shares                   444,980      627,640
JPMorgan Mid Cap Value Portfolio                                                 781,080    1,764,280
JPMorgan Small Company Portfolio                                                 952,517      494,944
MFS VIT Capital Opportunities Series - Initial Class                             479,673      693,717
MFS VIT Emerging Growth Series - Initial Class                                   872,175    2,250,460
MFS VIT New Discovery Series - Initial Class                                     470,492      449,957
MFS VIT Research Series - Initial Class                                          369,071      280,040
MFS VIT Total Return Series - Initial Class                                       54,024      139,670
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                        1,014,534      539,841
Neuberger Berman AMT Partners Portfolio - Class I                                 16,027       15,538
Oppenheimer Balanced Fund/VA - Non-Service Shares                                539,948      177,227
Oppenheimer Global Securities Fund/VA - Non-Service Shares                     1,789,734      557,311
Oppenheimer High Income Fund/VA - Non-Service Shares                              10,378        7,002
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class          287,627       15,624
PIMCO VIT Real Return Portfolio - Administrative Class                         2,799,741    2,669,182
PIMCO VIT Short-Term Portfolio - Administrative Class                            990,992      855,904
PIMCO VIT Total Return Portfolio - Administrative Class                       12,835,463   14,154,468
Pioneer Fund VCT Portfolio - Class I                                             187,491      572,404
Pioneer Growth Opportunities VCT Portfolio - Class I                             250,630      802,970
Pioneer Mid Cap Value VCT Portfolio - Class I                                     73,447          439
Putnam VT Diversified Income Fund - Class IB                                   4,151,909    3,191,109
Putnam VT Growth and Income Fund - Class IB                                    3,197,556    3,395,934
Putnam VT International Growth and Income Fund - Class IB                      2,458,963      931,816
Putnam VT Small Cap Value Fund - Class IB                                         49,310       73,595
Putnam VT Vista Fund - Class IB                                                   71,695        6,243

                                   VL-R - 29

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales - Continued

For the year ended December 31, 2006, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                        Cost of   Proceeds from
 Divisions                                             Purchases      Sales
 ------------------------------------------------------------------------------
 Putnam VT Voyager Fund - Class IB                    $    32,363  $    30,984
 SunAmerica - Aggressive Growth Portfolio - Class 1       180,118      163,883
 SunAmerica - SunAmerica Balanced Portfolio - Class 1     286,225      107,988
 UIF Equity Growth Portfolio - Class I                    492,180      824,782
 UIF High Yield Portfolio - Class I                       416,369    1,134,482
 VALIC Company I - International Equities Fund            616,200      566,631
 VALIC Company I - Mid Cap Index Fund                   3,425,713    2,797,009
 VALIC Company I - Money Market I Fund                 33,509,692   27,467,039
 VALIC Company I - Nasdaq-100 Index Fund                  701,340      992,547
 VALIC Company I - Science & Technology Fund              211,835      302,863
 VALIC Company I - Small Cap Index Fund                 1,647,935    1,310,871
 VALIC Company I - Stock Index Fund                     3,914,926    9,240,499
 Van Kampen LIT Government Portfolio - Class I              9,229       31,361
 Van Kampen LIT Growth and Income Portfolio - Class I   3,783,364    2,605,710
 Van Kampen LIT Strategic Growth Portfolio - Class I        3,643        6,122
 Vanguard VIF High Yield Bond Portfolio                 1,473,733    1,557,877
 Vanguard VIF REIT Index Portfolio                      4,480,475    2,497,942

                                   VL-R - 30

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2006.

                                                                                      Net Asset
                                                                                      Value Per Value of Shares Cost of Shares
Divisions                                                                    Shares     Share    at Fair Value       Held
---------                                                                   --------- --------- --------------- --------------
AIM V.I. Core Equity Fund - Series I                                          490,168  $27.22     $13,342,365    $12,306,841
AIM V.I. International Growth Fund - Series I                                 404,504   29.43      11,904,546      8,401,229
Alger American Leveraged AllCap Portfolio - Class O Shares                     55,131   41.48       2,286,824      1,882,896
Alger American MidCap Growth Portfolio - Class O Shares                        90,090   20.75       1,869,371      1,799,587
American Century VP Value Fund - Class I                                    2,015,208    8.74      17,612,918     15,762,759
Credit Suisse Small Cap Core I Portfolio                                      117,334   15.60       1,830,404      1,730,889
Dreyfus IP MidCap Stock Portfolio - Initial shares                            300,633   17.39       5,228,009      4,844,882
Dreyfus VIF Developing Leaders Portfolio - Initial shares                     279,455   42.03      11,745,504     10,182,093
Dreyfus VIF Quality Bond Portfolio - Initial shares                           773,167   11.23       8,682,661      8,832,307
Fidelity VIP Asset Manager Portfolio - Service Class 2                        365,821   15.47       5,659,244      5,076,535
Fidelity VIP Contrafund Portfolio - Service Class 2                         1,028,652   31.11      32,001,369     28,009,575
Fidelity VIP Equity-Income Portfolio - Service Class 2                        815,052   25.87      21,085,399     18,948,424
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                             868   12.08          10,491          9,969
Fidelity VIP Freedom 2025 Portfolio - Service Class 2                           4,510   12.17          54,891         54,373
Fidelity VIP Freedom 2030 Portfolio - Service Class 2                           5,195   12.42          64,516         64,294
Fidelity VIP Growth Portfolio - Service Class 2                               389,915   35.42      13,810,806     11,595,452
Fidelity VIP Mid Cap Portfolio - Service Class 2                              186,423   34.25       6,384,993      6,152,027
Franklin Templeton - Franklin Small Cap Value Securities Fund - Class 2       451,202   18.79       8,478,085      7,575,757
Franklin Templeton - Franklin Small-Mid Cap Growth Securities Fund -Class 2     4,907   22.13         108,582         84,994
Franklin Templeton - Franklin U.S. Government Fund - Class 2                  750,577   12.52       9,397,224      9,538,682
Franklin Templeton - Mutual Shares Securities Fund - Class 2                  807,638   20.47      16,532,351     12,861,981
Franklin Templeton - Templeton Foreign Securities Fund - Class 2              727,764   18.72      13,623,735      9,297,072
Goldman Sachs Capital Growth Fund                                             619,428   11.58       7,172,977      5,907,967
Janus Aspen Series International Growth Portfolio - Service Shares            236,768   50.61      11,982,836      8,176,386
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares                  105,175   32.19       3,385,583      2,430,835
Janus Aspen Series Worldwide Growth Portfolio - Service Shares                137,554   32.21       4,430,625      3,352,903
JPMorgan Mid Cap Value Portfolio                                              110,867   31.56       3,498,962      3,021,116
JPMorgan Small Company Portfolio                                              153,231   17.82       2,730,571      2,457,157
MFS VIT Capital Opportunities Series - Initial Class                          291,483   15.51       4,520,899      3,462,595
MFS VIT Emerging Growth Series - Initial Class                                585,632   20.64      12,087,435      9,366,635
MFS VIT New Discovery Series - Initial Class                                  238,345   17.42       4,151,964      3,200,845
MFS VIT Research Series - Initial Class                                       131,998   18.04       2,381,244      1,812,292
MFS VIT Total Return Series - Initial Class                                    35,409   21.89         775,099        663,979
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                       197,404   23.26       4,591,606      3,330,612
Neuberger Berman AMT Partners Portfolio - Class I                               5,255   21.16         111,195         98,856
Oppenheimer Balanced Fund/VA - Non-Service Shares                              77,211   17.69       1,365,870      1,270,740
Oppenheimer Global Securities Fund/VA - Non-Service Shares                    109,908   36.79       4,043,502      3,414,733
Oppenheimer High Income Fund/VA - Non-Service Shares                           12,918    8.55         110,446        103,106
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class        22,558   11.31         255,133        271,860
PIMCO VIT Real Return Portfolio - Administrative Class                        984,412   11.93      11,744,030     12,410,609
PIMCO VIT Short-Term Portfolio - Administrative Class                         496,492   10.04       4,984,783      5,003,338
PIMCO VIT Total Return Portfolio - Administrative Class                     2,239,237   10.12      22,661,080     23,033,709
Pioneer Fund VCT Portfolio - Class I                                          133,033   24.80       3,299,217      2,706,930
Pioneer Growth Opportunities VCT Portfolio - Class I                          186,353   26.79       4,992,391      4,339,733
Pioneer Mid Cap Value VCT Portfolio - Class I                                   3,721   20.32          75,605         73,005
Putnam VT Diversified Income Fund - Class IB                                1,311,731    8.78      11,517,002     11,363,021
Putnam VT Growth and Income Fund - Class IB                                   728,670   29.36      21,393,752     16,775,793
Putnam VT International Growth and Income Fund - Class IB                     460,253   19.21       8,841,468      6,173,963
Putnam VT Small Cap Value Fund - Class IB                                      17,146   24.27         416,127        283,351


                                   VL-R - 31

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments - Continued

The following is a summary of fund shares owned as of December 31, 2006.

                                                                Net Asset    Value of
                                                                Value Per Shares at Fair Cost of Shares
Divisions                                              Shares     Share       Value           Held
-------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund - Class IB                          12,017  $14.70    $   176,650    $   149,654
Putnam VT Voyager Fund - Class IB                        14,015   30.07        421,428        350,942
SunAmerica - Aggressive Growth Portfolio - Class 1       90,143   12.54      1,130,347        917,577
SunAmerica - SunAmerica Balanced Portfolio - Class 1     81,828   14.99      1,226,451      1,116,431
UIF Equity Growth Portfolio - Class I                   246,007   16.48      4,054,191      3,220,879
UIF High Yield Portfolio - Class I                      108,057   13.56      1,465,250      1,436,415
VALIC Company I - International Equities Fund           265,474   10.33      2,742,348      2,021,162
VALIC Company I - Mid Cap Index Fund                    758,724   23.28     17,663,091     14,631,213
VALIC Company I - Money Market I Fund                30,597,846    1.00     30,597,846     30,597,846
VALIC Company I - Nasdaq-100 Index Fund                 861,414    4.86      4,186,473      3,489,072
VALIC Company I - Science & Technology Fund              98,358   12.49      1,228,492      1,065,826
VALIC Company I - Small Cap Index Fund                  371,134   17.99      6,676,702      5,559,922
VALIC Company I - Stock Index Fund                      972,014   36.65     35,624,313     29,578,327
Van Kampen LIT Government Portfolio - Class I            14,600    9.30        135,776        137,089
Van Kampen LIT Growth and Income Portfolio - Class I    549,915   22.00     12,098,136     10,698,165
Van Kampen LIT Strategic Growth Portfolio - Class I       1,987   28.81         57,242         42,746
Vanguard VIF High Yield Bond Portfolio                  600,352    8.63      5,181,038      5,098,099
Vanguard VIF REIT Index Portfolio                       685,439   24.98     17,122,271     12,843,752

                                   VL-R - 32

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the year ended December 31, 2006.

                                                           Accumulation  Accumulation  Net Increase
Divisions                                                  Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund--Series I
   Corporate America                                           3,876           (118)        3,758
   Corporate America (reduced surrender charge)                2,292             (7)        2,285
   Platinum Investor I & II                                  831,187        (95,279)      735,908
   Platinum Investor III                                     424,592        (49,325)      375,267
   Platinum Investor IV                                       14,822         (2,389)       12,433
   Platinum Investor FlexDirector                                437            (13)          424
   Platinum Investor PLUS                                     26,067         (2,608)       23,459
   Platinum Investor Survivor                                 78,959        (14,120)       64,839
   Platinum Investor Survivor II                              10,165           (405)        9,760
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                              1,148         (8,304)       (7,156)
   Corporate America                                              26           (116)          (90)
   Corporate America (reduced surrender charge)                5,321            (82)        5,239
   Platinum Investor I & II                                   35,977        (47,093)      (11,116)
   Platinum Investor III                                     144,343        (46,476)       97,867
   Platinum Investor IV                                       26,015         (6,617)       19,398
   Platinum Investor FlexDirector                                848           (118)          730
   Platinum Investor PLUS                                      4,163         (2,074)        2,089
   Platinum Investor Survivor                                 14,974         (4,987)        9,987
   Platinum Investor Survivor II                               4,335           (389)        3,946
   Platinum Investor VIP                                      18,692         (1,163)       17,529
   Platinum Investor VIP (with GMWB rider)                       262             (6)          256
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                              46         (5,706)       (5,660)
   Corporate America (reduced surrender charge)                    5             (5)           --
   Platinum Investor I & II                                   26,206       (790,148)     (763,942)
   Platinum Investor III                                      35,764       (519,375)     (483,611)
   Platinum Investor IV                                        2,139         (8,346)       (6,207)
   Platinum Investor FlexDirector                                  1           (390)         (389)
   Platinum Investor PLUS                                      1,511        (20,843)      (19,332)
   Platinum Investor Survivor                                  1,220       (109,571)     (108,351)
   Platinum Investor Survivor II                                 571         (8,917)       (8,346)
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor I & II                                    5,295           (867)        4,428
   Platinum Investor III                                      45,768         (5,285)       40,483
   Platinum Investor IV                                       10,592         (2,174)        8,418
   Platinum Investor FlexDirector                                 --            (40)          (40)
   Platinum Investor PLUS                                      3,168         (1,375)        1,793
   Platinum Investor Survivor                                    126           (116)           10
   Platinum Investor Survivor II                                 933            (20)          913
   Platinum Investor VIP                                       8,682           (354)        8,328
   Platinum Investor VIP (with GMWB rider)                       180            (16)          164
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)                4,132           (109)        4,023
   Platinum Investor I & II                                      136           (813)         (677)
   Platinum Investor III                                      13,945        (18,725)       (4,780)
   Platinum Investor IV                                       16,735         (2,908)       13,827
   Platinum Investor FlexDirector                              1,101           (922)          179
   Platinum Investor PLUS                                      2,630         (1,859)          771
   Platinum Investor Survivor                                  5,315           (285)        5,030

                                   VL-R - 33

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                    Accumulation  Accumulation  Net Increase
Divisions                                                           Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio - Class O Shares - Continued
   Platinum Investor Survivor II                                          846          (344)          502
   Platinum Investor VIP                                                2,579          (349)        2,230
American Century VP Value Fund - Class I
   AG Legacy Plus                                                       1,109        (4,555)       (3,446)
   Corporate America                                                        1        (1,269)       (1,268)
   Corporate America (reduced surrender charge)                        12,688          (347)       12,341
   Platinum Investor I & II                                            14,262       (55,898)      (41,636)
   Platinum Investor III                                               97,892       (87,348)       10,544
   Platinum Investor IV                                                34,738       (10,632)       24,106
   Platinum Investor FlexDirector                                         907           (23)          884
   Platinum Investor PLUS                                              14,309       (10,325)        3,984
   Platinum Investor Survivor                                           1,945        (3,619)       (1,674)
   Platinum Investor Survivor II                                       10,211        (8,367)        1,844
   Platinum Investor VIP                                               13,150          (821)       12,329
   Platinum Investor VIP (with GMWB rider)                                179           (17)          162
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor I & II                                             5,259        (4,540)          719
   Platinum Investor III                                               27,694       (21,601)        6,093
   Platinum Investor IV                                                12,335        (1,884)       10,451
   Platinum Investor FlexDirector                                       1,406          (820)          586
   Platinum Investor PLUS                                               3,089        (2,396)          693
   Platinum Investor Survivor                                             154          (164)          (10)
   Platinum Investor Survivor II                                          608          (637)          (29)
   Platinum Investor VIP                                                8,390          (212)        8,178
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor I & II                                            10,303        (6,692)        3,611
   Platinum Investor III                                               46,598       (38,092)        8,506
   Platinum Investor IV                                                10,830        (2,903)        7,927
   Platinum Investor FlexDirector                                           1            (2)           (1)
   Platinum Investor PLUS                                               5,575        (3,613)        1,962
   Platinum Investor Survivor                                             844        (3,534)       (2,690)
   Platinum Investor Survivor II                                        3,001          (957)        2,044
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Corporate America                                                       33          (440)         (407)
   Corporate America (reduced surrender charge)                           717           (12)          705
   Platinum Investor I & II                                            35,156       (68,730)      (33,574)
   Platinum Investor III                                               96,793       (94,319)        2,474
   Platinum Investor IV                                                 9,122        (3,493)        5,629
   Platinum Investor FlexDirector                                         447            --           447
   Platinum Investor PLUS                                              10,248        (6,771)        3,477
   Platinum Investor Survivor                                           4,101       (18,531)      (14,430)
   Platinum Investor Survivor II                                        8,944        (4,662)        4,282
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Corporate America                                                       21           (86)          (65)
   Corporate America (reduced surrender charge)                         8,115          (295)        7,820
   Platinum Investor I & II                                            11,692       (25,567)      (13,875)
   Platinum Investor III                                               75,603       (49,625)       25,978
   Platinum Investor IV                                                10,566        (3,255)        7,311
   Platinum Investor FlexDirector                                         198           (25)          173
   Platinum Investor PLUS                                               7,213        (4,893)        2,320

                                   VL-R - 34

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                Accumulation  Accumulation  Net Increase
Divisions                                                       Units Issued Units Redeemed  (Decrease)
--------------------------------------------------------------------------------------------------------
Dreyfus VIF Quality Bond Portfolio - Initial shares - Continued
   Platinum Investor Survivor                                         939         (2,927)      (1,988)
   Platinum Investor Survivor II                                    2,752         (3,280)        (528)
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                                      46         (1,929)      (1,883)
   Platinum Investor I & II                                         1,923        (17,270)     (15,347)
   Platinum Investor III                                           52,559        (42,046)      10,513
   Platinum Investor IV                                             7,369         (2,430)       4,939
   Platinum Investor FlexDirector                                     625            (66)         559
   Platinum Investor PLUS                                           5,809         (4,044)       1,765
   Platinum Investor Survivor                                       2,488         (1,379)       1,109
   Platinum Investor Survivor II                                   13,185         (5,618)       7,567
   Platinum Investor VIP                                            2,466           (197)       2,269
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                                   4,945         (4,089)         856
   Corporate America                                                   --           (884)        (884)
   Corporate America (reduced surrender charge)                    14,712           (322)      14,390
   Platinum Investor I & II                                       119,041        (35,038)      84,003
   Platinum Investor III                                          229,530       (141,892)      87,638
   Platinum Investor IV                                            75,078        (16,909)      58,169
   Platinum Investor FlexDirector                                   2,710           (180)       2,530
   Platinum Investor PLUS                                          27,727        (62,333)     (34,606)
   Platinum Investor Survivor                                      32,122         (4,723)      27,399
   Platinum Investor Survivor II                                   26,436         (6,446)      19,990
   Platinum Investor VIP                                           38,997         (2,112)      36,885
   Platinum Investor VIP (with GMWB rider)                            467            (24)         443
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                   2,385         (8,338)      (5,953)
   Corporate America                                                   --           (613)        (613)
   Corporate America (reduced surrender charge)                    13,323         (1,637)      11,686
   Platinum Investor I & II                                        19,277        (34,170)     (14,893)
   Platinum Investor III                                          157,230       (170,479)     (13,249)
   Platinum Investor IV                                            32,971         (7,953)      25,018
   Platinum Investor FlexDirector                                     275           (174)         101
   Platinum Investor PLUS                                          18,125        (12,148)       5,977
   Platinum Investor Survivor                                      12,148        (13,813)      (1,665)
   Platinum Investor Survivor II                                   23,457         (1,759)      21,698
   Platinum Investor VIP                                           16,398           (471)      15,927
   Platinum Investor VIP (with GMWB rider)                            173            (16)         157
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   Platinum Investor III                                              714            (49)         665
   Platinum Investor IV                                               132            (24)         108
   Platinum Investor FlexDirector                                       6             (1)           5
   Platinum Investor VIP                                              269            (58)         211
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   Platinum Investor III                                            2,144             --        2,144
   Platinum Investor IV                                                66            (16)          50
   Platinum Investor VIP                                            3,146           (217)       2,929
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   Platinum Investor III                                              881             --          881
   Platinum Investor IV                                                88            (27)          61

                                   VL-R - 35

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                             Accumulation  Accumulation  Net Increase
Divisions                                                                    Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 Portfolio - Service Class 2 - Continued
   Platinum Investor PLUS                                                          953            (24)          929
   Platinum Investor VIP                                                         4,465           (351)        4,114
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                                  888         (3,450)       (2,562)
   Corporate America (reduced surrender charge)                                  8,665           (203)        8,462
   Platinum Investor I & II                                                     13,114        (33,599)      (20,485)
   Platinum Investor III                                                       277,006       (231,913)       45,093
   Platinum Investor IV                                                         23,052         (7,502)       15,550
   Platinum Investor FlexDirector                                                8,053         (1,496)        6,557
   Platinum Investor PLUS                                                       24,630        (16,534)        8,096
   Platinum Investor Survivor                                                    8,970         (5,090)        3,880
   Platinum Investor Survivor II                                                10,005         (3,208)        6,797
   Platinum Investor VIP                                                         5,603           (550)        5,053
   Platinum Investor VIP (with GMWB rider)                                           5             (1)            4
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Corporate America (reduced surrender charge)                                 12,307         (2,742)        9,565
   Platinum Investor I & II                                                      4,793         (1,460)        3,333
   Platinum Investor III                                                        44,278        (52,794)       (8,516)
   Platinum Investor IV                                                         48,807        (10,963)       37,844
   Platinum Investor FlexDirector                                                  304            (59)          245
   Platinum Investor PLUS                                                        7,422         (3,410)        4,012
   Platinum Investor Survivor                                                      746         (6,067)       (5,321)
   Platinum Investor Survivor II                                                 7,086         (4,083)        3,003
   Platinum Investor VIP                                                        23,031         (1,437)       21,594
   Platinum Investor VIP (with GMWB rider)                                         195            (18)          177
Franklin Templeton - Franklin Small Cap Value Securities Fund - Class 2
   Corporate America (reduced surrender charge)                                  8,500           (222)        8,278
   Platinum Investor I & II                                                      2,361           (722)        1,639
   Platinum Investor III                                                       111,116         (9,600)      101,516
   Platinum Investor IV                                                         36,043         (6,903)       29,140
   Platinum Investor FlexDirector                                                1,114           (122)          992
   Platinum Investor PLUS                                                        7,981         (6,338)        1,643
   Platinum Investor Survivor                                                   19,675           (773)       18,902
   Platinum Investor Survivor II                                                 8,314         (4,141)        4,173
   Platinum Investor VIP                                                        17,231           (605)       16,626
Franklin Templeton - Franklin Small-Mid Cap Growth Securities Fund - Class 2
   AG Legacy Plus                                                                  697         (5,146)       (4,449)
Franklin Templeton - Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                                      3,542         (7,923)       (4,381)
   Platinum Investor III                                                        38,023       (420,577)     (382,554)
   Platinum Investor IV                                                         33,839         (6,165)       27,674
   Platinum Investor FlexDirector                                                  861            (38)          823
   Platinum Investor PLUS                                                        5,265         (5,169)           96
   Platinum Investor Survivor                                                      179         (8,877)       (8,698)
   Platinum Investor Survivor II                                                 8,775         (9,331)         (556)
   Platinum Investor VIP                                                         3,373           (296)        3,077
Franklin Templeton - Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                                     78,540        (19,320)       59,220
   Platinum Investor III                                                       260,222        (42,479)      217,743
   Platinum Investor IV                                                         32,572         (6,656)       25,916

                                   VL-R - 36

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                         Accumulation  Accumulation  Net Increase
Divisions                                                                Units Issued Units Redeemed  (Decrease)
-----------------------------------------------------------------------------------------------------------------
Franklin Templeton - Mutual Shares Securities Fund - Class 2 - Continued
   Platinum Investor FlexDirector                                            2,792           (124)        2,668
   Platinum Investor PLUS                                                    8,925         (5,644)        3,281
   Platinum Investor Survivor                                               34,493           (703)       33,790
   Platinum Investor Survivor II                                             6,217           (785)        5,432
   Platinum Investor VIP                                                     9,719           (691)        9,028
   Platinum Investor VIP (with GMWB rider)                                   1,049            (23)        1,026
Franklin Templeton - Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                              777         (5,685)       (4,908)
   Platinum Investor I & II                                                 14,573        (17,180)       (2,607)
   Platinum Investor III                                                    33,619        (68,707)      (35,088)
   Platinum Investor IV                                                     20,546         (4,555)       15,991
   Platinum Investor FlexDirector                                            1,768           (205)        1,563
   Platinum Investor PLUS                                                    6,184         (4,475)        1,709
   Platinum Investor Survivor                                               11,431         (2,417)        9,014
   Platinum Investor Survivor II                                             6,484         (1,333)        5,151
   Platinum Investor VIP                                                     9,161           (452)        8,709
   Platinum Investor VIP (with GMWB rider)                                       9             (2)            7
Goldman Sachs Capital Growth Fund
   Platinum Investor I & II                                                     --         (8,506)       (8,506)
   Platinum Investor III                                                        --         (1,324)       (1,324)
   Platinum Investor PLUS                                                       --             (2)           (2)
   Platinum Investor Survivor                                                   --        (37,958)      (37,958)
   Platinum Investor Survivor II                                                --       (128,556)     (128,556)
Janus Aspen Series International Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                              3,778            (52)        3,726
   Platinum Investor I & II                                                 33,114        (20,901)       12,213
   Platinum Investor III                                                   204,899        (32,830)      172,069
   Platinum Investor IV                                                     23,365         (5,005)       18,360
   Platinum Investor FlexDirector                                              852         (4,918)       (4,066)
   Platinum Investor PLUS                                                   30,861         (2,113)       28,748
   Platinum Investor Survivor                                               24,177         (4,409)       19,768
   Platinum Investor Survivor II                                            15,615           (660)       14,955
   Platinum Investor VIP                                                    14,565         (1,074)       13,491
   Platinum Investor VIP (with GMWB rider)                                     168            (15)          153
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Corporate America                                                            --           (316)         (316)
   Corporate America (reduced surrender charge)                              2,200            (22)        2,178
   Platinum Investor I & II                                                  5,179        (23,277)      (18,098)
   Platinum Investor III                                                    72,359        (59,569)       12,790
   Platinum Investor IV                                                      4,086         (1,263)        2,823
   Platinum Investor PLUS                                                    4,036         (1,592)        2,444
   Platinum Investor Survivor                                                2,214         (2,726)         (512)
   Platinum Investor Survivor II                                               260         (2,420)       (2,160)
   Platinum Investor VIP                                                     2,310           (205)        2,105
Janus Aspen Series Worldwide Growth Portfolio - Service Shares
   Corporate America                                                            --           (358)         (358)
   Corporate America (reduced surrender charge)                              2,898         (1,396)        1,502
   Platinum Investor I & II                                                  3,814        (23,021)      (19,207)
   Platinum Investor III                                                    76,526        (90,684)      (14,158)
   Platinum Investor IV                                                      3,726         (1,195)        2,531

                                   VL-R - 37

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                           Accumulation  Accumulation  Net Increase
Divisions                                                                  Units Issued Units Redeemed  (Decrease)
-------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Growth Portfolio - Service Shares - Continued
   Platinum Investor PLUS                                                      3,789         (2,455)       1,334
   Platinum Investor Survivor                                                  2,934         (8,616)      (5,682)
   Platinum Investor Survivor II                                                 588           (498)          90
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                                       34         (1,161)      (1,127)
   Platinum Investor III                                                      18,714        (68,844)     (50,130)
   Platinum Investor IV                                                        8,447         (2,241)       6,206
   Platinum Investor PLUS                                                      4,745         (6,882)      (2,137)
   Platinum Investor Survivor                                                     60         (5,978)      (5,918)
   Platinum Investor Survivor II                                                 163         (7,509)      (7,346)
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                                    2,497         (3,974)      (1,477)
   Platinum Investor III                                                      31,218        (13,674)      17,544
   Platinum Investor IV                                                       10,203         (2,438)       7,765
   Platinum Investor FlexDirector                                                241            (59)         182
   Platinum Investor PLUS                                                      2,566         (1,744)         822
   Platinum Investor Survivor                                                    364           (155)         209
   Platinum Investor Survivor II                                                 629           (622)           7
   Platinum Investor VIP                                                      11,557           (437)      11,120
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                                              --            (61)         (61)
   Corporate America (reduced surrender charge)                                1,921            (11)       1,910
   Platinum Investor I & II                                                    3,678        (26,585)     (22,907)
   Platinum Investor III                                                      86,140        (97,125)     (10,985)
   Platinum Investor IV                                                        4,024         (1,270)       2,754
   Platinum Investor FlexDirector                                                 --            (11)         (11)
   Platinum Investor PLUS                                                     11,098         (8,150)       2,948
   Platinum Investor Survivor                                                  2,914        (11,617)      (8,703)
   Platinum Investor Survivor II                                               1,134           (423)         711
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                                                604         (2,402)      (1,798)
   Corporate America (reduced surrender charge)                                2,145            (38)       2,107
   Platinum Investor I & II                                                   77,151       (153,315)     (76,164)
   Platinum Investor III                                                     123,996       (195,000)     (71,004)
   Platinum Investor IV                                                        4,261         (1,573)       2,688
   Platinum Investor FlexDirector                                                174            (46)         128
   Platinum Investor PLUS                                                     11,035         (7,133)       3,902
   Platinum Investor Survivor                                                 15,574        (30,459)     (14,885)
   Platinum Investor Survivor II                                                 718           (883)        (165)
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                                              1,151         (2,253)      (1,102)
   Corporate America                                                              --           (318)        (318)
   Corporate America (reduced surrender charge)                                1,984            (42)       1,942
   Platinum Investor I & II                                                    2,122        (21,895)     (19,773)
   Platinum Investor III                                                      57,469        (49,070)       8,399
   Platinum Investor IV                                                        4,289         (1,307)       2,982
   Platinum Investor FlexDirector                                                  2            (12)         (10)
   Platinum Investor PLUS                                                      5,064         (3,627)       1,437
   Platinum Investor Survivor                                                  1,338         (1,668)        (330)
   Platinum Investor Survivor II                                                 954           (247)         707

                                   VL-R - 38

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                           Accumulation  Accumulation  Net Increase
Divisions                                                  Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series - Initial Class - Continued
   Platinum Investor VIP                                       1,921          (118)        1,803
   Platinum Investor VIP (with GMWB rider)                       296            (8)          288
MFS VIT Research Series - Initial Class
   Platinum Investor I & II                                    2,144        (2,789)         (645)
   Platinum Investor III                                      40,462       (38,885)        1,577
   Platinum Investor IV                                        1,665          (702)          963
   Platinum Investor FlexDirector                                  1            (7)           (6)
   Platinum Investor PLUS                                      3,246        (1,275)        1,971
   Platinum Investor Survivor                                  1,802        (1,838)          (36)
   Platinum Investor Survivor II                               3,803          (264)        3,539
   Platinum Investor VIP                                         943           (40)          903
   Platinum Investor VIP (with GMWB rider)                         5            (1)            4
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                              1,628       (20,854)      (19,226)
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America (reduced surrender charge)                2,748           (58)        2,690
   Platinum Investor I & II                                   15,928        (4,892)       11,036
   Platinum Investor III                                      63,107       (42,149)       20,958
   Platinum Investor IV                                       11,715        (2,018)        9,697
   Platinum Investor FlexDirector                                188           (10)          178
   Platinum Investor PLUS                                      9,445        (6,331)        3,114
   Platinum Investor Survivor                                  5,519        (2,625)        2,894
   Platinum Investor Survivor II                                 884          (638)          246
   Platinum Investor VIP                                       4,433          (231)        4,202
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                126          (953)         (827)
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                       19        (4,676)       (4,657)
   Platinum Investor III                                      15,218        (5,980)        9,238
   Platinum Investor IV                                       19,189        (5,146)       14,043
   Platinum Investor FlexDirector                              2,222          (219)        2,003
   Platinum Investor PLUS                                        980          (880)          100
   Platinum Investor Survivor                                    324          (471)         (147)
   Platinum Investor Survivor II                                 295          (290)            5
   Platinum Investor VIP                                       6,818          (426)        6,392
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Corporate America (reduced surrender charge)                6,715           (81)        6,634
   Platinum Investor I & II                                    7,592        (1,781)        5,811
   Platinum Investor III                                      32,223       (12,499)       19,724
   Platinum Investor IV                                       20,330        (5,541)       14,789
   Platinum Investor FlexDirector                                577           (17)          560
   Platinum Investor PLUS                                      4,768        (1,962)        2,806
   Platinum Investor Survivor                                  2,890          (243)        2,647
   Platinum Investor Survivor II                               1,298          (325)          973
   Platinum Investor VIP                                      15,438          (828)       14,610
   Platinum Investor VIP (with GMWB rider)                       189           (18)          171
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                327          (616)         (289)

                                   VL-R - 39

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                                        Accumulation  Accumulation  Net Increase
Divisions                                                               Units Issued Units Redeemed  (Decrease)
----------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   Platinum Investor I & II                                                21,833           (266)       21,567
   Platinum Investor III                                                    2,834           (114)        2,720
   Platinum Investor IV                                                       234            (51)          183
   Platinum Investor PLUS                                                      39             (1)           38
   Platinum Investor Survivor II                                              193            (14)          179
   Platinum Investor VIP                                                    2,023           (138)        1,885
   Platinum Investor VIP (with GMWB rider)                                      4             (1)            3
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                                           1,735        (11,623)       (9,888)
   Corporate America                                                           --           (114)         (114)
   Corporate America (reduced surrender charge)                            10,633           (366)       10,267
   Platinum Investor I & II                                                13,499        (69,614)      (56,115)
   Platinum Investor III                                                   97,016       (106,614)       (9,598)
   Platinum Investor IV                                                    39,397         (9,236)       30,161
   Platinum Investor FlexDirector                                             546           (106)          440
   Platinum Investor PLUS                                                  10,934        (10,302)          632
   Platinum Investor Survivor                                               8,274         (4,524)        3,750
   Platinum Investor Survivor II                                            9,831         (6,878)        2,953
   Platinum Investor VIP                                                    3,781           (391)        3,390
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                                           --           (627)         (627)
   Corporate America (reduced surrender charge)                               857             (7)          850
   Platinum Investor I & II                                                 3,407        (10,327)       (6,920)
   Platinum Investor III                                                   38,784        (55,551)      (16,767)
   Platinum Investor IV                                                    15,643         (5,453)       10,190
   Platinum Investor FlexDirector                                           2,259         (1,279)          980
   Platinum Investor PLUS                                                   6,068         (4,103)        1,965
   Platinum Investor Survivor                                                 582           (695)         (113)
   Platinum Investor Survivor II                                            3,724           (925)        2,799
   Platinum Investor VIP                                                    6,777           (481)        6,296
   Platinum Investor VIP (with GMWB rider)                                      5             (1)            4
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                                           1,416         (9,207)       (7,791)
   Corporate America (reduced surrender charge)                            13,761           (307)       13,454
   Platinum Investor I & II                                                37,678        (23,678)       14,000
   Platinum Investor III                                                  170,473       (354,595)     (184,122)
   Platinum Investor IV                                                    54,007        (12,051)       41,956
   Platinum Investor FlexDirector                                           3,537         (1,701)        1,836
   Platinum Investor PLUS                                                  17,527        (12,867)        4,660
   Platinum Investor Survivor                                               2,787        (25,618)      (22,831)
   Platinum Investor Survivor II                                            9,197        (38,683)      (29,486)
   Platinum Investor VIP                                                   14,410           (849)       13,561
   Platinum Investor VIP (with GMWB rider)                                    411            (11)          400
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                                15,172        (29,952)      (14,780)
   Platinum Investor III                                                    8,674        (10,891)       (2,217)
   Platinum Investor PLUS                                                     121           (226)         (105)
   Platinum Investor Survivor                                                 839        (19,293)      (18,454)
   Platinum Investor Survivor II                                               33            (13)           20

                                   VL-R - 40

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                          Accumulation  Accumulation  Net Increase
Divisions                                                 Units Issued Units Redeemed  (Decrease)
--------------------------------------------------------------------------------------------------
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                             24           (106)         (82)
   Platinum Investor I & II                                  21,141        (67,105)     (45,964)
   Platinum Investor III                                     23,140        (23,164)         (24)
   Platinum Investor PLUS                                     1,068           (799)         269
   Platinum Investor Survivor                                 2,141         (3,489)      (1,348)
   Platinum Investor Survivor II                                 16            (12)           4
Pioneer Mid Cap Value VCT Portfolio - Class I
   Platinum Investor I & II                                       9             (5)           4
   Platinum Investor III                                      3,743            (43)       3,700
   Platinum Investor IV                                         136            (59)          77
   Platinum Investor PLUS                                        30             (5)          25
   Platinum Investor Survivor II                              2,372             --        2,372
   Platinum Investor VIP                                      1,065           (132)         933
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                               979         (1,824)        (845)
   Corporate America                                         44,500        (43,016)       1,484
   Corporate America (reduced surrender charge)              31,006           (496)      30,510
   Platinum Investor I & II                                  77,173        (11,941)      65,232
   Platinum Investor III                                     33,920       (105,329)     (71,409)
   Platinum Investor IV                                       7,278         (1,761)       5,517
   Platinum Investor FlexDirector                                --             (4)          (4)
   Platinum Investor PLUS                                     2,507         (1,254)       1,253
   Platinum Investor Survivor                                 9,469           (184)       9,285
   Platinum Investor Survivor II                                845           (306)         539
   Platinum Investor VIP                                      4,366           (297)       4,069
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                         51,176        (53,224)      (2,048)
   Corporate America (reduced surrender charge)              32,845         (1,896)      30,949
   Platinum Investor I & II                                  33,174       (102,936)     (69,762)
   Platinum Investor III                                    113,175       (122,364)      (9,189)
   Platinum Investor IV                                      22,373         (8,691)      13,682
   Platinum Investor FlexDirector                             1,028         (1,592)        (564)
   Platinum Investor PLUS                                     9,637         (7,085)       2,552
   Platinum Investor Survivor                                 3,041        (36,367)     (33,326)
   Platinum Investor Survivor II                              2,328           (770)       1,558
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)               3,327            (28)       3,299
   Platinum Investor I & II                                  40,918        (16,483)      24,435
   Platinum Investor III                                     72,423        (25,996)      46,427
   Platinum Investor IV                                      16,964         (3,799)      13,165
   Platinum Investor FlexDirector                               473            (18)         455
   Platinum Investor PLUS                                     4,478         (2,402)       2,076
   Platinum Investor Survivor                                 3,380         (4,691)      (1,311)
   Platinum Investor Survivor II                              2,897           (246)       2,651
   Platinum Investor VIP                                      8,934           (687)       8,247
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                               440         (3,256)      (2,816)
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                            10,890           (633)      10,257

                                   VL-R - 41

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                     Accumulation  Accumulation  Net Increase
Divisions                                            Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------------------------
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                        4,943        (4,486)          457
SunAmerica - Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                286        (4,008)       (3,722)
   Platinum Investor III                                11,221        (9,174)        2,047
   Platinum Investor IV                                  3,328        (1,667)        1,661
   Platinum Investor PLUS                                2,515        (1,710)          805
   Platinum Investor Survivor                               --          (138)         (138)
   Platinum Investor Survivor II                           870          (153)          717
   Platinum Investor VIP                                   869          (121)          748
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                110          (105)            5
   Platinum Investor III                                20,129       (13,883)        6,246
   Platinum Investor IV                                  5,231        (2,393)        2,838
   Platinum Investor PLUS                                5,384        (3,282)        2,102
   Platinum Investor Survivor II                         1,395          (306)        1,089
   Platinum Investor VIP                                 1,923          (153)        1,770
UIF Equity Growth Portfolio - Class I
   Platinum Investor I & II                             36,338       (65,895)      (29,557)
   Platinum Investor III                                20,827       (21,031)         (204)
   Platinum Investor IV                                  2,950          (989)        1,961
   Platinum Investor PLUS                                1,190          (702)          488
   Platinum Investor Survivor                            4,840        (2,824)        2,016
   Platinum Investor Survivor II                           111           (32)           79
UIF High Yield Portfolio - Class I
   Platinum Investor I & II                              7,251       (12,553)       (5,302)
   Platinum Investor III                                 4,984        (6,867)       (1,883)
   Platinum Investor IV                                  1,185          (282)          903
   Platinum Investor FlexDirector                          456          (295)          161
   Platinum Investor PLUS                                  828          (587)          241
   Platinum Investor Survivor                              350       (73,074)      (72,724)
   Platinum Investor Survivor II                         3,336          (169)        3,167
VALIC Company I - International Equities Fund
   AG Legacy Plus                                          275        (6,044)       (5,769)
   Platinum Investor I & II                              5,019       (14,826)       (9,807)
   Platinum Investor III                                14,685       (17,446)       (2,761)
   Platinum Investor IV                                  3,511        (1,220)        2,291
   Platinum Investor FlexDirector                          137           (47)           90
   Platinum Investor PLUS                                1,304        (1,556)         (252)
   Platinum Investor Survivor                            1,243          (985)          258
   Platinum Investor Survivor II                           502          (321)          181
   Platinum Investor VIP                                 7,549          (260)        7,289
VALIC Company I - Mid Cap Index Fund
   AG Legacy Plus                                        1,280        (4,645)       (3,365)
   Corporate America                                        32          (524)         (492)
   Corporate America (reduced surrender charge)          2,420           (41)        2,379
   Platinum Investor I & II                             26,640       (52,625)      (25,985)
   Platinum Investor III                                76,591       (98,616)      (22,025)
   Platinum Investor IV                                 18,226        (5,083)       13,143
   Platinum Investor FlexDirector                          458           (76)          382
   Platinum Investor PLUS                                6,678        (4,601)        2,077


                                   VL-R - 42

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                 Accumulation  Accumulation  Net Increase
Divisions                                        Units Issued Units Redeemed  (Decrease)
-----------------------------------------------------------------------------------------
VALIC Company I - Mid Cap Index Fund - Continued
   Platinum Investor Survivor                        4,757         (6,336)      (1,579)
   Platinum Investor Survivor II                     8,664         (1,543)       7,121
   Platinum Investor VIP                            14,822           (611)      14,211
   Platinum Investor VIP (with GMWB rider)             196            (19)         177
VALIC Company I - Money Market I Fund
   AG Legacy Plus                                      566        (12,440)     (11,874)
   Corporate America (reduced surrender charge)    183,677       (150,792)      32,885
   Platinum Investor I & II                        137,205       (208,885)     (71,680)
   Platinum Investor III                           574,620       (135,605)     439,015
   Platinum Investor IV                            527,282       (531,198)      (3,916)
   Platinum Investor FlexDirector                   17,352        (17,335)          17
   Platinum Investor PLUS                           36,064        (40,019)      (3,955)
   Platinum Investor Survivor                       74,482        (43,514)      30,968
   Platinum Investor Survivor II                   112,952       (106,385)       6,567
   Platinum Investor VIP                           404,521       (352,052)      52,469
   Platinum Investor VIP (with GMWB rider)           3,357         (2,916)         441
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor I & II                         13,996        (33,104)     (19,108)
   Platinum Investor III                            82,107       (172,472)     (90,365)
   Platinum Investor IV                              3,303         (1,103)       2,200
   Platinum Investor FlexDirector                       49            (26)          23
   Platinum Investor PLUS                            3,291         (2,433)         858
   Platinum Investor Survivor                          409         (3,526)      (3,117)
   Platinum Investor Survivor II                    23,550         (4,287)      19,263
   Platinum Investor VIP                               951            (71)         880
VALIC Company I - Science & Technology Fund
   Platinum Investor I & II                         11,575        (28,989)     (17,414)
   Platinum Investor III                            33,351        (38,602)      (5,251)
   Platinum Investor IV                              2,052           (600)       1,452
   Platinum Investor FlexDirector                       54            (25)          29
   Platinum Investor PLUS                            1,178         (1,158)          20
   Platinum Investor Survivor                        1,880         (7,947)      (6,067)
   Platinum Investor Survivor II                     1,170            (97)       1,073
   Platinum Investor VIP                               361            (23)         338
VALIC Company I - Small Cap Index Fund
   Corporate America                                    --           (211)        (211)
   Corporate America (reduced surrender charge)      2,463            (20)       2,443
   Platinum Investor I & II                          7,231        (13,159)      (5,928)
   Platinum Investor III                            43,975        (61,944)     (17,969)
   Platinum Investor IV                             14,868         (2,950)      11,918
   Platinum Investor FlexDirector                      982           (116)         866
   Platinum Investor PLUS                            4,833         (2,870)       1,963
   Platinum Investor Survivor                        1,371         (1,786)        (415)
   Platinum Investor Survivor II                     4,868           (813)       4,055
   Platinum Investor VIP                            12,547           (434)      12,113
   Platinum Investor VIP (with GMWB rider)             186            (17)         169
VALIC Company I - Stock Index Fund
   AG Legacy Plus                                    1,329         (9,845)      (8,516)
   Corporate America                                    57           (256)        (199)
   Corporate America (reduced surrender charge)      3,300           (133)       3,167

                                   VL-R - 43

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                     Accumulation  Accumulation  Net Increase
Divisions                                            Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------------------------
VALIC Company I - Stock Index Fund - Continued
   Platinum Investor I & II                             99,429       (233,607)     (134,178)
   Platinum Investor III                               161,236       (624,509)     (463,273)
   Platinum Investor IV                                 35,862         (6,568)       29,294
   Platinum Investor FlexDirector                        2,625           (550)        2,075
   Platinum Investor PLUS                               13,928        (11,110)        2,818
   Platinum Investor Survivor                           10,232       (126,259)     (116,027)
   Platinum Investor Survivor II                        18,762         (3,182)       15,580
   Platinum Investor VIP                                 7,401           (521)        6,880
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                          275         (2,378)       (2,103)
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                             20,015        (94,692)      (74,677)
   Platinum Investor III                               109,768        (35,434)       74,334
   Platinum Investor IV                                 25,003         (6,863)       18,140
   Platinum Investor FlexDirector                          554            (80)          474
   Platinum Investor PLUS                                7,277         (4,519)        2,758
   Platinum Investor Survivor                            9,817         (7,179)        2,638
   Platinum Investor Survivor II                        16,112         (8,180)        7,932
   Platinum Investor VIP                                 7,407           (528)        6,879
Van Kampen LIT Strategic Growth Portfolio - Class I
   AG Legacy Plus                                          860         (1,228)         (368)
Vanguard VIF High Yield Bond Portfolio
   Corporate America (reduced surrender charge)          4,444            (33)        4,411
   Platinum Investor I & II                              2,634        (24,526)      (21,892)
   Platinum Investor III                                48,405        (88,907)      (40,502)
   Platinum Investor IV                                 18,809         (4,902)       13,907
   Platinum Investor FlexDirector                           93            (19)           74
   Platinum Investor PLUS                                7,281         (6,885)          396
   Platinum Investor Survivor                           11,434         (2,314)        9,120
   Platinum Investor Survivor II                         3,828           (572)        3,256
   Platinum Investor VIP                                 5,457           (443)        5,014
   Platinum Investor VIP (with GMWB rider)                   3             (1)            2
Vanguard VIF REIT Index Portfolio
   Corporate America                                        --           (115)         (115)
   Corporate America (reduced surrender charge)          5,655            (96)        5,559
   Platinum Investor I & II                              8,453        (21,641)      (13,188)
   Platinum Investor III                                50,371        (46,873)        3,498
   Platinum Investor IV                                 38,700        (11,505)       27,195
   Platinum Investor FlexDirector                        1,212           (571)          641
   Platinum Investor PLUS                               32,546         (5,921)       26,625
   Platinum Investor Survivor                              739         (6,093)       (5,354)
   Platinum Investor Survivor II                         4,662         (2,398)        2,264
   Platinum Investor VIP                                19,550         (1,481)       18,069
   Platinum Investor VIP (with GMWB rider)                 539            (24)          515


                                   VL-R - 44

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                           Accumulation  Accumulation  Net Increase
Divisions                                                  Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                              9,348         (1,529)       7,819
   Corporate America                                              37         (2,935)      (2,898)
   Corporate America (reduced surrender charge)                1,228            (19)       1,209
   Platinum Investor I & II                                   38,436        (56,918)     (18,482)
   Platinum Investor III                                      52,170       (112,757)     (60,587)
   Platinum Investor IV                                       12,470         (1,524)      10,946
   Platinum Investor FlexDirector                                 95            (13)          82
   Platinum Investor PLUS                                      7,492         (2,000)       5,492
   Platinum Investor Survivor                                  5,150        (22,858)     (17,708)
   Platinum Investor Survivor II                                 823        (15,625)     (14,802)
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                              72           (247)        (175)
   Platinum Investor I & II                                  100,946       (187,692)     (86,746)
   Platinum Investor III                                     124,273       (140,038)     (15,765)
   Platinum Investor IV                                        7,072           (865)       6,207
   Platinum Investor FlexDirector                                196            (11)         185
   Platinum Investor PLUS                                      6,234         (3,606)       2,628
   Platinum Investor Survivor                                 16,843        (24,564)      (7,721)
   Platinum Investor Survivor II                               2,313         (1,195)       1,118
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor I & II                                    7,531           (151)       7,380
   Platinum Investor III                                      22,081         (6,643)      15,438
   Platinum Investor IV                                        5,794           (408)       5,386
   Platinum Investor FlexDirector                                 96             (9)          87
   Platinum Investor PLUS                                      3,954         (1,761)       2,193
   Platinum Investor Survivor                                    144           (136)           8
   Platinum Investor Survivor II                                  66             (1)          65
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)                1,175             (2)       1,173
   Platinum Investor I & II                                      250           (335)         (85)
   Platinum Investor III                                      24,332         (8,737)      15,595
   Platinum Investor IV                                        4,959           (676)       4,283
   Platinum Investor FlexDirector                              1,234           (326)         908
   Platinum Investor PLUS                                      3,093         (1,696)       1,397
   Platinum Investor Survivor                                    844           (144)         700
   Platinum Investor Survivor II                               1,484           (236)       1,248
American Century VP Value Fund - Class I
   AG Legacy Plus                                              1,816         (6,571)      (4,755)
   Corporate America                                             152           (627)        (475)
   Corporate America (reduced surrender charge)                7,835           (281)       7,554
   Platinum Investor I & II                                   65,135        (34,272)      30,863
   Platinum Investor III                                     105,581       (129,287)     (23,706)
   Platinum Investor IV                                       26,500         (2,312)      24,188
   Platinum Investor FlexDirector                                 35            (19)          16


                                   VL-R - 45

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                          Accumulation  Accumulation  Net Increase
Divisions                                                 Units Issued Units Redeemed  (Decrease)
--------------------------------------------------------------------------------------------------
American Century VP Value Fund - Class I - Continued
   Platinum Investor PLUS                                    24,553        (10,023)      14,530
   Platinum Investor Survivor                                 2,869        (12,940)     (10,071)
   Platinum Investor Survivor II                              7,307        (45,673)     (38,366)
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                                   5,374        (37,671)     (32,297)
   Platinum Investor III                                     35,401        (52,803)     (17,402)
   Platinum Investor IV                                       3,114           (398)       2,716
   Platinum Investor FlexDirector                             1,093           (101)         992
   Platinum Investor PLUS                                     4,861         (2,485)       2,376
   Platinum Investor Survivor                                   543           (173)         370
   Platinum Investor Survivor II                                723           (211)         512
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor I & II                                  15,309        (11,330)       3,979
   Platinum Investor III                                     55,819        (33,968)      21,851
   Platinum Investor IV                                       5,274           (625)       4,649
   Platinum Investor FlexDirector                                 2             (2)          --
   Platinum Investor PLUS                                     7,675         (3,490)       4,185
   Platinum Investor Survivor                                 1,728         (4,780)      (3,052)
   Platinum Investor Survivor II                              4,012           (784)       3,228
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Corporate America                                             65         (5,678)      (5,613)
   Corporate America (reduced surrender charge)                 833             (4)         829
   Platinum Investor I & II                                  44,487        (67,776)     (23,289)
   Platinum Investor III                                    116,261       (113,424)       2,837
   Platinum Investor IV                                       5,731           (906)       4,825
   Platinum Investor FlexDirector                               503             --          503
   Platinum Investor PLUS                                    11,797         (6,828)       4,969
   Platinum Investor Survivor                                 4,497         (8,068)      (3,571)
   Platinum Investor Survivor II                              3,040        (30,390)     (27,350)
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Corporate America                                             23         (4,442)      (4,419)
   Corporate America (reduced surrender charge)               4,205            (48)       4,157
   Platinum Investor I & II                                  15,154        (30,975)     (15,821)
   Platinum Investor III                                     75,734        (70,094)       5,640
   Platinum Investor IV                                       7,852           (699)       7,153
   Platinum Investor PLUS                                     8,391         (4,518)       3,873
   Platinum Investor Survivor                                 2,158         (9,432)      (7,274)
   Platinum Investor Survivor II                              3,876         (1,288)       2,588
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                               118         (2,972)      (2,854)
   Platinum Investor I & II                                   2,350        (34,154)     (31,804)
   Platinum Investor III                                     79,181        (39,978)      39,203
   Platinum Investor IV                                       3,759           (458)       3,301
   Platinum Investor FlexDirector                               741            (12)         729


                                   VL-R - 46

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                          Units Issued Units Redeemed  (Decrease)
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Service Class 2 - Continued
   Platinum Investor PLUS                                             10,968         (4,043)        6,925
   Platinum Investor Survivor                                          1,462           (723)          739
   Platinum Investor Survivor II                                       3,750         (1,538)        2,212
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                                      2,298         (3,083)         (785)
   Corporate America                                                     105         (1,453)       (1,348)
   Corporate America (reduced surrender charge)                        4,508           (300)        4,208
   Platinum Investor I & II                                           88,166        (34,119)       54,047
   Platinum Investor III                                             397,278       (128,791)      268,487
   Platinum Investor IV                                               38,296         (3,476)       34,820
   Platinum Investor FlexDirector                                      5,263            (28)        5,235
   Platinum Investor PLUS                                             85,504        (15,581)       69,923
   Platinum Investor Survivor                                         17,558         (4,999)       12,559
   Platinum Investor Survivor II                                      34,928         (8,314)       26,614
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                      3,219         (9,652)       (6,433)
   Corporate America                                                     171        (14,885)      (14,714)
   Corporate America (reduced surrender charge)                       13,226           (305)       12,921
   Platinum Investor I & II                                           34,960       (107,166)      (72,206)
   Platinum Investor III                                             191,278       (219,541)      (28,263)
   Platinum Investor IV                                               22,978         (2,312)       20,666
   Platinum Investor FlexDirector                                        729            (66)          663
   Platinum Investor PLUS                                             31,194        (12,995)       18,199
   Platinum Investor Survivor                                         13,160        (32,981)      (19,821)
   Platinum Investor Survivor II                                      13,470         (4,129)        9,341
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                        984         (3,159)       (2,175)
   Corporate America                                                      --         (5,424)       (5,424)
   Corporate America (reduced surrender charge)                        8,144            (98)        8,046
   Platinum Investor I & II                                           27,833       (144,346)     (116,513)
   Platinum Investor III                                             296,802       (191,916)      104,886
   Platinum Investor IV                                               20,027         (2,310)       17,717
   Platinum Investor FlexDirector                                      1,782         (4,398)       (2,616)
   Platinum Investor PLUS                                             38,244        (17,765)       20,479
   Platinum Investor Survivor                                          7,605        (16,974)       (9,369)
   Platinum Investor Survivor II                                       6,304         (3,763)        2,541
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Corporate America (reduced surrender charge)                       12,827           (165)       12,662
   Platinum Investor I & II                                              222         (6,998)       (6,776)
   Platinum Investor III                                             164,804        (14,515)      150,289
   Platinum Investor IV                                               17,797         (1,901)       15,896
   Platinum Investor FlexDirector                                        268            (33)          235
   Platinum Investor PLUS                                              6,212         (2,292)        3,920


                                   VL-R - 47

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                                             Accumulation  Accumulation  Net Increase
Divisions                                                                    Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2 - Continued
   Platinum Investor Survivor                                                   12,066          (214)       11,852
   Platinum Investor Survivor II                                                 9,925        (4,438)        5,487
Franklin Templeton - Franklin Small Cap Value Securities Fund - Class 2
   Corporate America (reduced surrender charge)                                  2,772           (27)        2,745
   Platinum Investor I & II                                                      2,789          (696)        2,093
   Platinum Investor III                                                       156,031       (16,334)      139,697
   Platinum Investor IV                                                         17,337        (1,360)       15,977
   Platinum Investor FlexDirector                                                  161           (39)          122
   Platinum Investor PLUS                                                       12,527        (2,882)        9,645
   Platinum Investor Survivor                                                   10,876          (632)       10,244
   Platinum Investor Survivor II                                                12,531        (4,745)        7,786
Franklin Templeton - Franklin Small-Mid Cap Growth Securities Fund - Class 2
   AG Legacy Plus                                                                  355        (4,550)       (4,195)
Franklin Templeton - Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                                     18,671        (6,949)       11,722
   Platinum Investor III                                                       197,373       (87,246)      110,127
   Platinum Investor IV                                                          5,264          (699)        4,565
   Platinum Investor PLUS                                                        6,395        (4,605)        1,790
   Platinum Investor Survivor                                                    9,007           (49)        8,958
   Platinum Investor Survivor II                                                18,858        (8,439)       10,419
Franklin Templeton - Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                                     52,199        (6,755)       45,444
   Platinum Investor III                                                        52,326       (39,950)       12,376
   Platinum Investor IV                                                         10,709        (1,134)        9,575
   Platinum Investor FlexDirector                                                3,326           (12)        3,314
   Platinum Investor PLUS                                                       16,740        (5,462)       11,278
   Platinum Investor Survivor                                                      992          (112)          880
   Platinum Investor Survivor II                                                 1,210       (14,738)      (13,528)
Franklin Templeton - Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                                1,356        (3,036)       (1,680)
   Platinum Investor I & II                                                     16,838       (48,205)      (31,367)
   Platinum Investor III                                                        42,328       (94,391)      (52,063)
   Platinum Investor IV                                                         15,235        (1,456)       13,779
   Platinum Investor FlexDirector                                                1,460           (55)        1,405
   Platinum Investor PLUS                                                       16,047        (4,151)       11,896
   Platinum Investor Survivor                                                      639       (14,440)      (13,801)
   Platinum Investor Survivor II                                                 7,990        (3,275)        4,715
Goldman Sachs Capital Growth Fund
   Platinum Investor I & II                                                         --          (713)         (713)
   Platinum Investor III                                                            --        (1,680)       (1,680)
   Platinum Investor PLUS                                                           --            (1)           (1)
   Platinum Investor Survivor                                                       --       (35,970)      (35,970)
   Platinum Investor Survivor II                                                    --       (15,231)      (15,231)


                                   VL-R - 48

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                                   Accumulation  Accumulation  Net Increase
Divisions                                                          Units Issued Units Redeemed  (Decrease)
-----------------------------------------------------------------------------------------------------------
Janus Aspen Series International Growth Portfolio - Service Shares
   Corporate America                                                      --         (3,189)      (3,189)
   Platinum Investor I & II                                           15,049        (13,519)       1,530
   Platinum Investor III                                              62,954        (32,705)      30,249
   Platinum Investor IV                                               11,141         (1,087)      10,054
   Platinum Investor FlexDirector                                      2,666         (1,241)       1,425
   Platinum Investor PLUS                                             15,668         (1,965)      13,703
   Platinum Investor Survivor                                          9,075         (3,507)       5,568
   Platinum Investor Survivor II                                       2,179           (490)       1,689
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Corporate America                                                      38           (208)        (170)
   Platinum Investor I & II                                           29,597         (6,527)      23,070
   Platinum Investor III                                              87,693       (100,095)     (12,402)
   Platinum Investor IV                                                1,966           (279)       1,687
   Platinum Investor PLUS                                              3,831         (1,802)       2,029
   Platinum Investor Survivor                                          2,782        (20,228)     (17,446)
   Platinum Investor Survivor II                                         968           (224)         744
Janus Aspen Series Worldwide Growth Portfolio - Service Shares
   Corporate America                                                      38         (6,684)      (6,646)
   Corporate America (reduced surrender charge)                        4,208            (58)       4,150
   Platinum Investor I & II                                            4,346        (20,792)     (16,446)
   Platinum Investor III                                              92,425        (85,480)       6,945
   Platinum Investor IV                                                5,402           (357)       5,045
   Platinum Investor PLUS                                              5,345         (2,785)       2,560
   Platinum Investor Survivor                                          4,564        (15,712)     (11,148)
   Platinum Investor Survivor II                                       2,669        (18,374)     (15,705)
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                            5,014           (160)       4,854
   Platinum Investor III                                             180,868         (7,200)     173,668
   Platinum Investor IV                                               11,049           (941)      10,108
   Platinum Investor PLUS                                              5,746         (1,408)       4,338
   Platinum Investor Survivor                                         15,786           (132)      15,654
   Platinum Investor Survivor II                                      17,743         (7,811)       9,932
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                           15,581         (6,935)       8,646
   Platinum Investor III                                              25,543        (29,113)      (3,570)
   Platinum Investor IV                                                4,213           (662)       3,551
   Platinum Investor FlexDirector                                         78            (19)          59
   Platinum Investor PLUS                                              5,533         (2,006)       3,527
   Platinum Investor Survivor                                            148           (305)        (157)
   Platinum Investor Survivor II                                       2,196           (402)       1,794
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                                      64             (3)          61
   Platinum Investor I & II                                            4,027        (15,030)     (11,003)
   Platinum Investor III                                             101,212       (114,625)     (13,413)


                                   VL-R - 49

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------------------------------------
MFS VIT Capital Opportunities Series - Initial Class - Continued
   Platinum Investor IV                                              3,535           (374)        3,161
   Platinum Investor FlexDirector                                      177             (7)          170
   Platinum Investor PLUS                                           15,014         (6,376)        8,638
   Platinum Investor Survivor                                        5,300        (10,021)       (4,721)
   Platinum Investor Survivor II                                       822           (538)          284
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                                    1,562         (1,202)          360
   Corporate America                                                    --         (1,040)       (1,040)
   Corporate America (reduced surrender charge)                        795            (27)          768
   Platinum Investor I & II                                        111,738       (185,234)      (73,496)
   Platinum Investor III                                           155,992       (501,772)     (345,780)
   Platinum Investor IV                                              4,748           (343)        4,405
   Platinum Investor FlexDirector                                      178            (44)          134
   Platinum Investor PLUS                                           14,712         (6,799)        7,913
   Platinum Investor Survivor                                       19,049        (71,595)      (52,546)
   Platinum Investor Survivor II                                       885        (29,287)      (28,402)
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                                    5,728         (1,942)        3,786
   Corporate America                                                    30           (249)         (219)
   Platinum Investor I & II                                          4,995        (23,768)      (18,773)
   Platinum Investor III                                            71,845        (55,538)       16,307
   Platinum Investor IV                                              4,159           (329)        3,830
   Platinum Investor FlexDirector                                      166            (13)          153
   Platinum Investor PLUS                                            6,686         (3,412)        3,274
   Platinum Investor Survivor                                        2,612         (1,305)        1,307
   Platinum Investor Survivor II                                     1,300           (982)          318
MFS VIT Research Series - Initial Class
   Corporate America                                                    --         (3,158)       (3,158)
   Corporate America (reduced surrender charge)                        134           (134)           --
   Platinum Investor I & II                                          2,995         (8,893)       (5,898)
   Platinum Investor III                                            51,776        (31,226)       20,550
   Platinum Investor IV                                              2,669           (161)        2,508
   Platinum Investor FlexDirector                                      101             (5)           96
   Platinum Investor PLUS                                            3,891         (1,172)        2,719
   Platinum Investor Survivor                                        2,542         (2,344)          198
   Platinum Investor Survivor II                                     1,823           (526)        1,297
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                    3,325        (20,877)      (17,552)
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America                                                    --         (1,789)       (1,789)
   Corporate America (reduced surrender charge)                        730             (6)          724
   Platinum Investor I & II                                          8,930         (9,237)         (307)
   Platinum Investor III                                            74,065        (49,732)       24,333
   Platinum Investor IV                                              4,611           (381)        4,230

                                   VL-R - 50

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                                    Accumulation  Accumulation  Net Increase
Divisions                                                           Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I - Continued
   Platinum Investor FlexDirector                                         377             (7)          370
   Platinum Investor PLUS                                              16,081         (6,033)       10,048
   Platinum Investor Survivor                                           8,668         (8,724)          (56)
   Platinum Investor Survivor II                                        3,277           (992)        2,285
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                          86         (3,886)       (3,800)
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                             9,959           (271)        9,688
   Platinum Investor III                                               15,213         (5,339)        9,874
   Platinum Investor IV                                                14,336           (755)       13,581
   Platinum Investor FlexDirector                                          44            (11)           33
   Platinum Investor PLUS                                               7,526        (17,692)      (10,166)
   Platinum Investor Survivor                                             350           (350)           --
   Platinum Investor Survivor II                                          420           (264)          156
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor I & II                                            11,767         (4,553)        7,214
   Platinum Investor III                                               48,944        (10,387)       38,557
   Platinum Investor IV                                                16,002         (1,447)       14,555
   Platinum Investor FlexDirector                                          13             (5)            8
   Platinum Investor PLUS                                               5,004         (1,820)        3,184
   Platinum Investor Survivor                                           2,543           (136)        2,407
   Platinum Investor Survivor II                                        3,188           (155)        3,033
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                       1,259           (972)          287
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                                       3,229        (11,422)       (8,193)
   Corporate America                                                       --           (100)         (100)
   Corporate America (reduced surrender charge)                         5,166            (76)        5,090
   Platinum Investor I & II                                            66,209        (16,080)       50,129
   Platinum Investor III                                               96,677       (186,538)      (89,861)
   Platinum Investor IV                                                14,468         (1,053)       13,415
   Platinum Investor FlexDirector                                         290            (36)          254
   Platinum Investor PLUS                                              12,622         (8,420)        4,202
   Platinum Investor Survivor                                           1,601        (17,047)      (15,446)
   Platinum Investor Survivor II                                        5,802        (16,513)      (10,711)
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                                       62        (20,734)      (20,672)
   Platinum Investor I & II                                            12,114       (129,917)     (117,803)
   Platinum Investor III                                               48,383        (36,378)       12,005
   Platinum Investor IV                                                13,656         (1,441)       12,215
   Platinum Investor FlexDirector                                       2,624           (479)        2,145
   Platinum Investor PLUS                                              16,275         (3,001)       13,274
   Platinum Investor Survivor                                             701         (8,720)       (8,019)
   Platinum Investor Survivor II                                        2,014         (2,941)         (927)


                                   VL-R - 51

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                        Accumulation  Accumulation  Net Increase
Divisions                                               Units Issued Units Redeemed  (Decrease)
------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                           8,772         (6,331)       2,441
   Corporate America                                           --         (8,965)      (8,965)
   Corporate America (reduced surrender charge)             4,365            (41)       4,324
   Platinum Investor I & II                                79,462        (23,513)      55,949
   Platinum Investor III                                  834,665        (94,490)     740,175
   Platinum Investor IV                                    24,985         (2,450)      22,535
   Platinum Investor FlexDirector                           3,410           (540)       2,870
   Platinum Investor PLUS                                  31,264        (11,354)      19,910
   Platinum Investor Survivor                              54,723         (3,630)      51,093
   Platinum Investor Survivor II                           74,195        (38,428)      35,767
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                23,363        (48,647)     (25,284)
   Platinum Investor III                                    9,657        (10,996)      (1,339)
   Platinum Investor PLUS                                     208           (158)          50
   Platinum Investor Survivor                               1,432         (2,322)        (890)
   Platinum Investor Survivor II                              231            (61)         170
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                           29           (101)         (72)
   Platinum Investor I & II                                32,721        (71,344)     (38,623)
   Platinum Investor III                                   27,707        (30,394)      (2,687)
   Platinum Investor PLUS                                   1,271           (598)         673
   Platinum Investor Survivor                                 885         (3,881)      (2,996)
   Platinum Investor Survivor II                               46        (19,774)     (19,728)
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                           1,325           (870)         455
   Corporate America                                       63,105         (6,026)      57,079
   Corporate America (reduced surrender charge)             8,421           (134)       8,287
   Platinum Investor I & II                                21,713        (12,226)       9,487
   Platinum Investor III                                  114,367        (11,568)     102,799
   Platinum Investor IV                                     4,383           (333)       4,050
   Platinum Investor FlexDirector                              65             (4)          61
   Platinum Investor PLUS                                   3,012         (1,326)       1,686
   Platinum Investor Survivor                               8,330           (180)       8,150
   Platinum Investor Survivor II                              963           (468)         495
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                       76,130        (18,293)      57,837
   Corporate America (reduced surrender charge)            13,633           (540)      13,093
   Platinum Investor I & II                                43,814       (127,798)     (83,984)
   Platinum Investor III                                  136,054       (100,872)      35,182
   Platinum Investor IV                                    20,946         (2,683)      18,263
   Platinum Investor FlexDirector                           2,502           (172)       2,330
   Platinum Investor PLUS                                  13,340         (6,110)       7,230
   Platinum Investor Survivor                               7,950        (10,687)      (2,737)
   Platinum Investor Survivor II                            2,586         (1,433)       1,153

                                   VL-R - 52

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                          Accumulation  Accumulation  Net Increase
Divisions                                                 Units Issued Units Redeemed  (Decrease)
--------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund - Class IB
   Corporate America                                             --        (2,293)       (2,293)
   Corporate America (reduced surrender charge)                 246            --           246
   Platinum Investor I & II                                  17,282       (46,769)      (29,487)
   Platinum Investor III                                     51,765       (66,315)      (14,550)
   Platinum Investor IV                                      10,019        (1,061)        8,958
   Platinum Investor FlexDirector                                95           (20)           75
   Platinum Investor PLUS                                     5,934        (2,182)        3,752
   Platinum Investor Survivor                                 5,090        (8,106)       (3,016)
   Platinum Investor Survivor II                              1,528          (626)          902
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                               644        (5,935)       (5,291)
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                             7,876        (6,018)        1,858
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                            15,173        (6,332)        8,841
Scudder VIT Equity 500 Index Fund - Class A
   Legacy Plus                                                  129        (1,986)       (1,857)
SunAmerica - Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                  15,054          (844)       14,210
   Platinum Investor III                                     22,228        (7,666)       14,562
   Platinum Investor IV                                       3,920          (467)        3,453
   Platinum Investor PLUS                                     3,564        (1,344)        2,220
   Platinum Investor Survivor                                    27          (158)         (131)
   Platinum Investor Survivor II                                267           (68)          199
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                     617          (139)          478
   Platinum Investor III                                     24,132       (12,167)       11,965
   Platinum Investor IV                                       4,648          (585)        4,063
   Platinum Investor PLUS                                     7,119        (3,335)        3,784
   Platinum Investor Survivor II                                587          (296)          291
UIF Equity Growth Portfolio - Class I
   Platinum Investor I & II                                  49,612       (60,437)      (10,825)
   Platinum Investor III                                     19,799       (10,289)        9,510
   Platinum Investor IV                                       1,392          (228)        1,164
   Platinum Investor PLUS                                     1,462          (701)          761
   Platinum Investor Survivor                                 2,112        (3,844)       (1,732)
   Platinum Investor Survivor II                                167           (50)          117
UIF High Yield Portfolio - Class I
   Platinum Investor I & II                                   8,255       (20,756)      (12,501)
   Platinum Investor III                                      5,820        (5,914)          (94)
   Platinum Investor IV                                         876           (78)          798
   Platinum Investor FlexDirector                               736           (39)          697
   Platinum Investor PLUS                                     1,511          (541)          970


                                   VL-R - 53

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                 Accumulation  Accumulation  Net Increase
Divisions                                        Units Issued Units Redeemed  (Decrease)
-----------------------------------------------------------------------------------------
UIF High Yield Portfolio - Class I - Continued
   Platinum Investor Survivor                       59,726         (10,922)      48,804
   Platinum Investor Survivor II                     1,590            (366)       1,224
VALIC Company I - International Equities Fund
   AG Legacy Plus                                      424          (5,603)      (5,179)
   Platinum Investor I & II                         15,348         (12,417)       2,931
   Platinum Investor III                            19,650         (15,712)       3,938
   Platinum Investor IV                              2,379            (408)       1,971
   Platinum Investor FlexDirector                      304             (48)         256
   Platinum Investor PLUS                            4,950            (990)       3,960
   Platinum Investor Survivor                        2,294          (1,608)         686
   Platinum Investor Survivor II                       443            (424)          19
VALIC Company I - Mid Cap Index Fund
   AG Legacy Plus                                    1,620          (3,284)      (1,664)
   Corporate America                                   174            (210)         (36)
   Corporate America (reduced surrender charge)      1,419             (24)       1,395
   Platinum Investor I & II                         35,368         (55,580)     (20,212)
   Platinum Investor III                            85,114         (80,111)       5,003
   Platinum Investor IV                             11,392          (1,227)      10,165
   Platinum Investor FlexDirector                       55             (18)          37
   Platinum Investor PLUS                           13,840          (9,920)       3,920
   Platinum Investor Survivor                        5,080         (10,350)      (5,270)
   Platinum Investor Survivor II                     2,987         (21,626)     (18,639)
VALIC Company I - Money Market I Fund
   AG Legacy Plus                                   (6,171)        (17,613)     (23,784)
   Corporate America                                    --          (6,349)      (6,349)
   Corporate America (reduced surrender charge)     42,570         (63,906)     (21,336)
   Legacy Plus                                          63          (1,149)      (1,086)
   Platinum Investor I & II                        191,702        (385,744)    (194,042)
   Platinum Investor III                           651,771      (1,134,793)    (483,022)
   Platinum Investor IV                            461,751        (427,201)      34,550
   Platinum Investor FlexDirector                   17,563         (22,449)      (4,886)
   Platinum Investor PLUS                          172,233        (242,213)     (69,980)
   Platinum Investor Survivor                       22,562        (217,068)    (194,506)
   Platinum Investor Survivor II                   110,826        (121,464)     (10,638)
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor I & II                         26,851         (14,601)      12,250
   Platinum Investor III                            97,983         (77,914)      20,069
   Platinum Investor IV                              1,746            (268)       1,478
   Platinum Investor FlexDirector                       54             (30)          24
   Platinum Investor PLUS                            6,744          (2,251)       4,493
   Platinum Investor Survivor                        9,425         (26,728)     (17,303)
   Platinum Investor Survivor II                    44,630          (3,616)      41,014


                                   VL-R - 54

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                     Accumulation  Accumulation  Net Increase
Divisions                                            Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------------------------
VALIC Company I - Science & Technology Fund
   Platinum Investor I & II                              5,360        (23,221)      (17,861)
   Platinum Investor III                                40,684        (33,471)        7,213
   Platinum Investor IV                                  1,582           (130)        1,452
   Platinum Investor FlexDirector                           57            (31)           26
   Platinum Investor PLUS                                1,402         (1,131)          271
   Platinum Investor Survivor                            3,503         (2,128)        1,375
   Platinum Investor Survivor II                           659           (197)          462
VALIC Company I - Small Cap Index Fund
   Corporate America                                        74         (4,279)       (4,205)
   Platinum Investor I & II                             32,495         (7,861)       24,634
   Platinum Investor III                                49,159        (32,246)       16,913
   Platinum Investor IV                                  9,595           (720)        8,875
   Platinum Investor FlexDirector                           93            (39)           54
   Platinum Investor PLUS                                9,790         (6,896)        2,894
   Platinum Investor Survivor                            1,563        (10,153)       (8,590)
   Platinum Investor Survivor II                         1,935           (601)        1,334
VALIC Company I - Stock Index Fund
   AG Legacy Plus                                       18,710         (4,408)       14,302
   Corporate America                                        73         (7,950)       (7,877)
   Corporate America (reduced surrender charge)          5,046           (202)        4,844
   Platinum Investor I & II                            113,856       (246,853)     (132,997)
   Platinum Investor III                               252,515       (453,138)     (200,623)
   Platinum Investor IV                                 16,848         (1,417)       15,431
   Platinum Investor FlexDirector                        8,440           (265)        8,175
   Platinum Investor PLUS                               53,614         (9,776)       43,838
   Platinum Investor Survivor                           19,675        (78,975)      (59,300)
   Platinum Investor Survivor II                         3,899        (12,104)       (8,205)
Van Kampen LIT Emerging Growth Portfolio - Class I
   AG Legacy Plus                                        1,050         (1,655)         (605)
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                        1,709         (3,427)       (1,718)
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                             82,381        (17,783)       64,598
   Platinum Investor III                               217,277        (32,656)      184,621
   Platinum Investor IV                                 20,371         (1,711)       18,660
   Platinum Investor FlexDirector                          602            (19)          583
   Platinum Investor PLUS                                8,687         (3,750)        4,937
   Platinum Investor Survivor                           20,449         (4,933)       15,516
   Platinum Investor Survivor II                        19,828         (9,788)       10,040
Vanguard VIF High Yield Bond Portfolio
   Corporate America (reduced surrender charge)          1,611             (7)        1,604
   Platinum Investor I & II                             15,203        (31,164)      (15,961)
   Platinum Investor III                                55,322       (128,470)      (73,148)
   Platinum Investor IV                                 11,730         (1,247)       10,483


                                   VL-R - 55

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2005.

                                                   Accumulation  Accumulation  Net Increase
Divisions                                          Units Issued Units Redeemed  (Decrease)
-------------------------------------------------------------------------------------------
Vanguard VIF High Yield Bond Portfolio - Continued
   Platinum Investor FlexDirector                         35           (20)           15
   Platinum Investor PLUS                             11,067        (5,297)        5,770
   Platinum Investor Survivor                          5,661       (75,416)      (69,755)
   Platinum Investor Survivor II                       1,543       (19,516)      (17,973)
Vanguard VIF REIT Index Portfolio
   Corporate America                                     102           (27)           75
   Corporate America (reduced surrender charge)        1,010            (4)        1,006
   Platinum Investor I & II                           26,831        (9,552)       17,279
   Platinum Investor III                              66,201       (79,745)      (13,544)
   Platinum Investor IV                               28,204        (2,942)       25,262
   Platinum Investor FlexDirector                      1,593           (87)        1,506
   Platinum Investor PLUS                             15,837       (17,997)       (2,160)
   Platinum Investor Survivor                          2,218        (7,228)       (5,010)
   Platinum Investor Survivor II                       3,803        (2,763)        1,040


                                   VL-R - 56

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                   Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund - Series I
   Corporate America                                         3,758   $10.89   $   40,922    0.88%     0.35%      8.90%
   Corporate America (reduced surrender charge)              2,285    10.87       24,835    0.88%     0.65%      8.69%
   Platinum Investor I & II                                735,908    10.86    7,992,901    1.07%     0.75%      8.61%
   Platinum Investor III                                   375,267    10.86    4,077,242    1.07%     0.70%      8.65%
   Platinum Investor IV                                     12,433    10.86      135,088    1.06%     0.70%      8.65%
   Platinum Investor FlexDirector                              424    10.86        4,603    1.07%     0.70%      8.65%
   Platinum Investor PLUS                                   23,459    10.86      254,879    1.06%     0.70%      8.65%
   Platinum Investor Survivor                               64,839    10.89      705,893    1.06%     0.40%      8.87%
   Platinum Investor Survivor II                             9,760    10.86      106,001    1.07%     0.75%      8.61%
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                           25,612    11.98      306,732    0.93%     0.75%     27.28%
   Corporate America                                         4,241    11.69       49,559    1.26%     0.35%     27.79%
   Corporate America (reduced surrender charge)              7,127    17.41      124,105    1.26%     0.65%     27.41%
   Platinum Investor I & II                                292,495    16.57    4,847,867    1.14%     0.75%     27.28%
   Platinum Investor III                                   340,444    13.93    4,743,020    1.18%     0.70%     27.34%
   Platinum Investor IV                                     30,344    14.81      449,267    1.40%     0.70%     27.34%
   Platinum Investor FlexDirector                              812    17.09       13,875    1.70%     0.70%     27.34%
   Platinum Investor PLUS                                   17,467    19.27      336,677    1.09%     0.70%     27.34%
   Platinum Investor Survivor                               59,983    11.66      699,501    1.12%     0.40%     27.72%
   Platinum Investor Survivor II                             6,039    20.17      121,810    1.13%     0.75%     27.28%
   Platinum Investor VIP                                    17,529    11.93      209,100    1.12%     0.70%     19.29%
   Platinum Investor VIP (with GMWB rider)                     256    11.87        3,033    1.12%     1.45%     18.70%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                            --       --           --    2.82%     0.35%      5.45%
   Platinum Investor I & II                                     --       --           --    2.09%     0.75%      5.31%
   Platinum Investor III                                        --       --           --    2.12%     0.70%      5.33%
   Platinum Investor IV                                         --       --           --    3.12%     0.70%      5.33%
   Platinum Investor FlexDirector                               --       --           --    2.17%     0.70%      5.33%
   Platinum Investor PLUS                                       --       --           --    2.18%     0.70%      5.33%
   Platinum Investor Survivor                                   --       --           --    2.13%     0.40%      5.44%
   Platinum Investor Survivor II                                --       --           --    2.26%     0.75%      5.31%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor I & II                                 11,906    17.40      207,102    0.00%     0.75%     18.38%
   Platinum Investor III                                    88,630    17.43    1,544,555    0.00%     0.70%     18.43%
   Platinum Investor IV                                     13,804    13.72      189,390    0.00%     0.70%     18.43%
   Platinum Investor FlexDirector                               47    13.73          649    0.00%     0.70%     18.43%
   Platinum Investor PLUS                                   13,020    17.43      226,897    0.00%     0.70%     18.43%
   Platinum Investor Survivor                                  168    17.62        2,958    0.00%     0.40%     18.79%
   Platinum Investor Survivor II                             1,106    17.40       19,245    0.00%     0.75%     18.38%
   Platinum Investor VIP                                     8,328    11.31       94,186    0.00%     0.70%     13.10%
   Platinum Investor VIP (with GMWB rider)                     164    11.25        1,843    0.00%     1.45%     12.53%
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)              5,196    13.61       70,695    0.00%     0.65%      9.43%
   Platinum Investor I & II                                  8,117    18.15      147,281    0.00%     0.75%      9.32%
   Platinum Investor III                                    55,215    18.18    1,003,756    0.00%     0.70%      9.37%
   Platinum Investor IV                                     18,110    12.03      217,883    0.00%     0.70%      9.37%
   Platinum Investor FlexDirector                            6,774    12.69       85,956    0.00%     0.70%      9.37%
   Platinum Investor PLUS                                    8,924    18.18      162,222    0.00%     0.70%      9.37%

                                   VL-R - 57

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                                        Investment
                                                                                          Income    Expense    Total
Divisions                                                  Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio - Class O Shares -
  Continued
   Platinum Investor Survivor                               5,975   $18.38   $  109,826    0.00%     0.40%      9.70%
   Platinum Investor Survivor II                            2,680    18.15       48,637    0.00%     0.75%      9.32%
   Platinum Investor VIP                                    2,230    10.37       23,116    0.00%     0.70%      3.67%
American Century VP Value Fund - Class I
   AG Legacy Plus                                          25,927    20.67      535,799    1.31%     0.75%     17.77%
   Corporate America                                        1,247    19.13       23,856    0.93%     0.35%     18.24%
   Corporate America (reduced surrender charge)            19,895    13.22      262,932    0.93%     0.65%     17.89%
   Platinum Investor I & II                               221,804    18.67    4,140,787    1.39%     0.75%     17.77%
   Platinum Investor III                                  513,640    18.58    9,542,265    1.30%     0.70%     17.83%
   Platinum Investor IV                                    48,294    12.22      589,984    1.00%     0.70%     17.83%
   Platinum Investor FlexDirector                             931    13.30       12,382    0.12%     0.70%     17.83%
   Platinum Investor PLUS                                  58,246    15.74      916,725    1.29%     0.70%     17.83%
   Platinum Investor Survivor                              20,805    19.08      396,872    1.36%     0.40%     18.18%
   Platinum Investor Survivor II                           63,728    16.44    1,048,012    1.30%     0.75%     17.77%
   Platinum Investor VIP                                   12,329    11.47      141,453    0.00%     0.70%     14.73%
   Platinum Investor VIP (with GMWB rider)                    162    11.42        1,849    0.00%     1.45%     14.16%
Credit Suisse Small Cap Core I Portfolio *
   Platinum Investor I & II                                39,132     8.22      321,493    0.00%     0.75%      3.99%
   Platinum Investor III                                  128,637     8.06    1,036,204    0.00%     0.70%      4.04%
   Platinum Investor IV                                    13,167    10.29      135,520    0.00%     0.70%      4.04%
   Platinum Investor FlexDirector                           6,301    10.19       64,198    0.00%     0.70%      4.04%
   Platinum Investor PLUS                                  11,493    12.86      147,782    0.00%     0.70%      4.04%
   Platinum Investor Survivor                               3,159     8.39       26,520    0.00%     0.40%      4.35%
   Platinum Investor Survivor II                            1,758    12.17       21,405    0.00%     0.75%      3.99%
   Platinum Investor VIP                                    8,178     9.45       77,282    0.00%     0.70%     -5.50%
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor I & II                                81,102    14.09    1,142,564    0.38%     0.75%      6.95%
   Platinum Investor III                                  234,893    13.87    3,258,099    0.37%     0.70%      7.00%
   Platinum Investor IV                                    12,576    11.64      146,421    0.39%     0.70%      7.00%
   Platinum Investor FlexDirector                               0    12.60            4    0.61%     0.70%      7.00%
   Platinum Investor PLUS                                  22,807    14.57      332,244    0.37%     0.70%      7.00%
   Platinum Investor Survivor                              12,083    14.40      173,935    0.40%     0.40%      7.32%
   Platinum Investor Survivor II                           10,961    15.94      174,740    0.37%     0.75%      6.95%
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Corporate America                                        5,204    12.56       65,345    0.38%     0.35%      3.41%
   Corporate America (reduced surrender charge)             1,534    11.74       18,015    0.38%     0.65%      3.10%
   Platinum Investor I & II                               318,961    15.05    4,800,994    0.41%     0.75%      3.00%
   Platinum Investor III                                  450,710    11.61    5,231,878    0.40%     0.70%      3.05%
   Platinum Investor IV                                    10,454    11.05      115,502    0.32%     0.70%      3.05%
   Platinum Investor FlexDirector                             950    11.00       10,459    0.51%     0.70%      3.05%
   Platinum Investor PLUS                                  35,521    12.53      445,116    0.38%     0.70%      3.05%
   Platinum Investor Survivor                              45,846    12.53      574,469    0.44%     0.40%      3.36%
   Platinum Investor Survivor II                           35,559    13.60      483,727    0.37%     0.75%      3.00%
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Corporate America                                        2,421    14.17       34,295    4.77%     0.35%      3.87%
   Corporate America (reduced surrender charge)            11,977    10.78      129,065    4.77%     0.65%      3.56%
   Platinum Investor I & II                               281,631    14.03    3,950,746    4.49%     0.75%      3.46%
   Platinum Investor III                                  285,395    13.30    3,795,577    4.64%     0.70%      3.51%
   Platinum Investor IV                                    14,464    10.45      151,092    4.89%     0.70%      3.51%


                                   VL-R - 58

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                                        Investment
                                                                                          Income    Expense    Total
Divisions                                                Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Quality Bond Portfolio - Initial shares -
  Continued
   Platinum Investor FlexDirector                            173   $10.74   $     1,861    6.82%     0.70%      3.69%
   Platinum Investor PLUS                                 23,919    11.79       282,019    4.53%     0.70%      3.51%
   Platinum Investor Survivor                             16,209    14.14       229,150    4.47%     0.40%      3.82%
   Platinum Investor Survivor II                           9,205    11.83       108,856    4.56%     0.75%      3.46%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                         15,921    11.71       186,460    2.58%     0.75%      6.34%
   Platinum Investor I & II                              156,694    11.15     1,746,813    2.56%     0.75%      6.34%
   Platinum Investor III                                 258,611    11.14     2,879,764    2.41%     0.70%      6.39%
   Platinum Investor IV                                    8,240    10.96        90,298    1.57%     0.70%      6.39%
   Platinum Investor FlexDirector                          1,288    11.14        14,349    1.75%     0.70%      6.39%
   Platinum Investor PLUS                                 26,410    12.73       336,198    2.45%     0.70%      6.39%
   Platinum Investor Survivor                             11,229    11.39       127,904    2.30%     0.40%      6.71%
   Platinum Investor Survivor II                          20,438    12.42       253,780    1.90%     0.75%      6.34%
   Platinum Investor VIP                                   2,269    10.43        23,677    0.00%     0.70%      4.33%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                         42,199    15.88       670,065    0.92%     0.75%     10.60%
   Corporate America                                       1,580    14.27        22,543    1.11%     0.35%     11.04%
   Corporate America (reduced surrender charge)           18,598    14.13       262,724    1.11%     0.65%     10.71%
   Platinum Investor I & II                              517,717    13.92     7,207,050    1.00%     0.75%     10.60%
   Platinum Investor III                               1,262,624    13.75    17,364,615    1.00%     0.70%     10.66%
   Platinum Investor IV                                   92,989    12.68     1,179,075    1.11%     0.70%     10.66%
   Platinum Investor FlexDirector                          8,086    14.04       113,515    1.06%     0.70%     10.66%
   Platinum Investor PLUS                                107,304    16.46     1,765,960    0.98%     0.70%     10.66%
   Platinum Investor Survivor                            116,730    14.22     1,660,381    1.02%     0.40%     10.99%
   Platinum Investor Survivor II                          78,211    17.33     1,355,621    1.02%     0.75%     10.60%
   Platinum Investor VIP                                  36,885    10.71       395,099    0.98%     0.70%      7.12%
   Platinum Investor VIP (with GMWB rider)                   443    10.66         4,721    0.98%     1.45%      6.58%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                         51,368    13.75       706,254    2.94%     0.75%     19.04%
   Corporate America                                       4,106    14.25        58,490    2.91%     0.35%     19.51%
   Corporate America (reduced surrender charge)           25,321    13.51       342,065    2.91%     0.65%     19.15%
   Platinum Investor I & II                              283,801    13.90     3,944,532    2.90%     0.75%     19.04%
   Platinum Investor III                                 836,470    13.93    11,653,724    2.92%     0.70%     19.09%
   Platinum Investor IV                                   45,684    12.47       569,724    2.93%     0.70%     19.09%
   Platinum Investor FlexDirector                          1,384    13.26        18,364    2.91%     0.70%     19.09%
   Platinum Investor PLUS                                 78,094    15.00     1,171,538    2.93%     0.70%     19.09%
   Platinum Investor Survivor                             85,837    14.20     1,219,038    2.92%     0.40%     19.45%
   Platinum Investor Survivor II                          80,050    15.20     1,217,117    2.88%     0.75%     19.04%
   Platinum Investor VIP                                  15,927    11.48       182,759    1.32%     0.70%     14.75%
   Platinum Investor VIP (with GMWB rider)                   157    11.42         1,794    1.32%     1.45%     14.18%
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   Platinum Investor III                                     665    10.56         7,019    2.70%     0.70%      5.55%
   Platinum Investor IV                                      108    10.56         1,140    2.52%     0.70%      5.55%
   Platinum Investor FlexDirector                              5    10.56            50    1.92%     0.70%      5.55%
   Platinum Investor VIP                                     211    10.80         2,283    2.65%     0.70%      8.02%
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   Platinum Investor III                                   2,144    10.56        22,639    2.88%     0.70%      5.60%
   Platinum Investor IV                                       50    10.56           530    2.53%     0.70%      5.60%
   Platinum Investor VIP                                   2,929    10.83        31,722    2.87%     0.70%      8.31%


                                   VL-R - 59

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                                                  Investment
                                                                                                    Income    Expense    Total
Divisions                                                           Units   Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   Platinum Investor III                                                881   $10.56   $    9,304    2.61%     0.70%      5.64%
   Platinum Investor IV                                                  61    10.56          648    2.75%     0.70%      5.64%
   Platinum Investor PLUS                                               929    10.56        9,811    2.63%     0.70%      5.64%
   Platinum Investor VIP                                              4,114    10.88       44,753    2.61%     0.70%      8.78%
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                    23,993     8.99      215,778    0.17%     0.75%      5.78%
   Corporate America (reduced surrender charge)                      16,761    11.88      199,165    0.12%     0.65%      5.88%
   Platinum Investor I & II                                         208,946     7.52    1,572,153    0.17%     0.75%      5.78%
   Platinum Investor III                                          1,189,561     7.46    8,878,331    0.16%     0.70%      5.83%
   Platinum Investor IV                                              33,267    11.24      373,966    0.12%     0.70%      5.83%
   Platinum Investor FlexDirector                                    11,345    10.81      122,619    0.07%     0.70%      5.83%
   Platinum Investor PLUS                                           111,405    12.01    1,338,133    0.16%     0.70%      5.83%
   Platinum Investor Survivor                                        70,637     7.69      543,075    0.16%     0.40%      6.15%
   Platinum Investor Survivor II                                     48,295    10.67      515,279    0.15%     0.75%      5.78%
   Platinum Investor VIP                                              5,053    10.34       52,266    0.00%     0.70%      3.44%
   Platinum Investor VIP (with GMWB rider)                                4    10.29           42    0.00%     1.45%      2.92%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Corporate America (reduced surrender charge)                      22,227    15.07      334,918    0.11%     0.65%     11.68%
   Platinum Investor I & II                                          13,301    22.63      301,019    0.09%     0.75%     11.57%
   Platinum Investor III                                            180,244    22.67    4,086,599    0.20%     0.70%     11.62%
   Platinum Investor IV                                              53,740    12.88      691,998    0.10%     0.70%     11.62%
   Platinum Investor FlexDirector                                       768    15.16       11,634    0.14%     0.70%     11.62%
   Platinum Investor PLUS                                            14,277    22.67      323,706    0.15%     0.70%     11.62%
   Platinum Investor Survivor                                         8,347    22.92      191,340    0.22%     0.40%     11.96%
   Platinum Investor Survivor II                                      9,479    22.63      214,514    0.14%     0.75%     11.57%
   Platinum Investor VIP                                             21,594    10.53      227,412    0.00%     0.70%      5.31%
   Platinum Investor VIP (with GMWB rider)                              177    10.48        1,853    0.00%     1.45%      4.79%
Franklin Templeton - Franklin Small Cap Value Securities Fund -
  Class 2
   Corporate America (reduced surrender charge)                      11,486    14.18      162,829    0.69%     0.65%     16.23%
   Platinum Investor I & II                                          16,237    20.43      331,726    0.67%     0.75%     16.11%
   Platinum Investor III                                            282,124    20.47    5,774,559    0.53%     0.70%     16.17%
   Platinum Investor IV                                              45,117    12.42      560,143    0.74%     0.70%     16.17%
   Platinum Investor FlexDirector                                     1,289    14.63       18,857    0.22%     0.70%     16.17%
   Platinum Investor PLUS                                            23,719    20.47      485,483    0.67%     0.70%     16.17%
   Platinum Investor Survivor                                        34,379    20.69      711,439    0.45%     0.40%     16.52%
   Platinum Investor Survivor II                                     12,461    20.43      254,585    0.54%     0.75%     16.11%
   Platinum Investor VIP                                             16,626    10.73      178,463    0.01%     0.70%      7.34%
Franklin Templeton - Franklin Small-Mid Cap Growth Securities
  Fund - Class 2
   AG Legacy Plus                                                    13,801     7.87      108,582    0.00%     0.75%      7.88%
Franklin Templeton - Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                          24,202    11.95      289,196    3.18%     0.75%      3.24%
   Platinum Investor III                                            673,395    11.98    8,066,647    3.52%     0.70%      3.29%
   Platinum Investor IV                                              32,239    10.44      336,569    6.10%     0.70%      3.29%
   Platinum Investor FlexDirector                                       823    10.67        8,781    4.60%     0.70%      3.38%
   Platinum Investor PLUS                                            40,170    11.59      465,468    4.20%     0.70%      3.29%
   Platinum Investor Survivor                                           893    12.16       10,857    0.77%     0.40%      3.60%
   Platinum Investor Survivor II                                     15,730    11.95      187,966    5.44%     0.75%      3.24%
   Platinum Investor VIP                                              3,077    10.32       31,741    0.00%     0.70%      3.16%


                                   VL-R - 60

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                                            Investment
                                                                                              Income    Expense    Total
Divisions                                                     Units  Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------------------------------------------------------------
Franklin Templeton - Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                  159,272   $15.68   $ 2,497,778    1.24%     0.75%     17.50%
   Platinum Investor III                                     769,387    15.72    12,095,950    1.34%     0.70%     17.56%
   Platinum Investor IV                                       35,491    12.86       456,520    1.32%     0.70%     17.56%
   Platinum Investor FlexDirector                              6,294    13.85        87,153    1.59%     0.70%     17.56%
   Platinum Investor PLUS                                     34,198    15.46       528,663    1.29%     0.70%     17.56%
   Platinum Investor Survivor                                 36,447    15.96       581,636    0.79%     0.40%     17.91%
   Platinum Investor Survivor II                              10,882    15.68       170,655    1.17%     0.75%     17.50%
   Platinum Investor VIP                                       9,028    11.34       102,414    0.00%     0.70%     13.44%
   Platinum Investor VIP (with GMWB rider)                     1,026    11.29        11,581    0.00%     1.45%     12.87%
Franklin Templeton - Templeton Foreign Securities Fund -
  Class 2
   AG Legacy Plus                                             12,189    13.08       159,389    1.20%     0.75%     20.54%
   Platinum Investor I & II                                   90,007    16.36     1,472,909    1.25%     0.75%     20.54%
   Platinum Investor III                                     597,923    16.41     9,809,047    1.24%     0.70%     20.60%
   Platinum Investor IV                                       29,770    13.10       389,863    1.37%     0.70%     20.60%
   Platinum Investor FlexDirector                              3,405    14.65        49,879    1.58%     0.70%     20.60%
   Platinum Investor PLUS                                     27,887    15.86       442,340    1.23%     0.70%     20.60%
   Platinum Investor Survivor                                 14,765    16.65       245,867    1.89%     0.40%     20.96%
   Platinum Investor Survivor II                              58,266    16.36       953,477    1.16%     0.75%     20.54%
   Platinum Investor VIP                                       8,709    11.58       100,882    0.07%     0.70%     15.83%
   Platinum Investor VIP (with GMWB rider)                         7    11.53            80    0.07%     1.45%     15.26%
Goldman Sachs Capital Growth Fund
   Platinum Investor I & II                                    4,775    10.19        48,659    0.07%     0.75%      7.75%
   Platinum Investor III                                      11,374    10.22       116,245    0.12%     0.70%      7.80%
   Platinum Investor PLUS                                        110    12.49         1,375    0.13%     0.70%      7.80%
   Platinum Investor Survivor                                629,846    10.41     6,555,947    0.12%     0.40%      8.13%
   Platinum Investor Survivor II                              41,634    10.83       450,751    0.05%     0.75%      7.75%
Janus Aspen Series International Growth Portfolio -
  Service Shares
   Corporate America (reduced surrender charge)                3,726    22.30        83,075    2.40%     0.65%     37.16%
   Platinum Investor I & II                                  129,467    15.04     1,947,003    1.93%     0.75%     45.54%
   Platinum Investor III                                     431,775    14.95     6,455,480    1.87%     0.70%     45.61%
   Platinum Investor IV                                       28,414    18.79       534,018    1.97%     0.70%     45.61%
   Platinum Investor FlexDirector                             10,143    20.74       210,403    1.56%     0.70%     45.61%
   Platinum Investor PLUS                                     50,064    23.96     1,199,523    2.05%     0.70%     45.61%
   Platinum Investor Survivor                                 57,117    15.37       877,687    1.93%     0.40%     46.05%
   Platinum Investor Survivor II                              21,071    23.64       498,180    1.32%     0.75%     45.54%
   Platinum Investor VIP                                      13,491    13.01       175,488    1.00%     0.70%     30.08%
   Platinum Investor VIP (with GMWB rider)                       153    12.94         1,978    1.00%     1.45%     29.43%
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Corporate America                                              --     6.81            --    0.00%     0.35%     12.91%
   Corporate America (reduced surrender charge)                2,178    14.46        31,494    0.00%     0.65%      9.49%
   Platinum Investor I & II                                   57,097     6.64       379,113    0.00%     0.75%     12.46%
   Platinum Investor III                                     402,798     6.48     2,611,910    0.00%     0.70%     12.52%
   Platinum Investor IV                                        4,510    12.58        56,753    0.00%     0.70%     12.52%
   Platinum Investor PLUS                                     13,069    16.94       221,438    0.00%     0.70%     12.52%
   Platinum Investor Survivor                                  8,380     6.78        56,855    0.00%     0.40%     12.85%
   Platinum Investor Survivor II                                 372    15.11         5,620    0.00%     0.75%     12.46%
   Platinum Investor VIP                                       2,105    10.64        22,402    0.00%     0.70%      6.42%

                                   VL-R - 61

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                                      Investment
                                                                                        Income    Expense    Total
Divisions                                                Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Growth Portfolio - Service
  Shares
   Corporate America                                      2,356   $ 8.17   $   19,239    1.57%     0.35%     17.53%
   Corporate America (reduced surrender charge)           5,652    13.55       76,560    1.57%     0.65%     17.17%
   Platinum Investor I & II                              89,477     7.97      712,859    1.47%     0.75%     17.06%
   Platinum Investor III                                360,131     7.91    2,847,552    1.58%     0.70%     17.12%
   Platinum Investor IV                                   7,576    12.34       93,519    1.86%     0.70%     17.12%
   Platinum Investor PLUS                                16,370    12.63      206,702    1.61%     0.70%     17.12%
   Platinum Investor Survivor                            20,259     8.14      164,922    1.65%     0.40%     17.47%
   Platinum Investor Survivor II                         25,600    12.08      309,271    1.59%     0.75%     17.06%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                               5,703    18.68      106,542    0.57%     0.75%     15.97%
   Platinum Investor III                                150,607    18.71    2,818,547    0.59%     0.70%     16.03%
   Platinum Investor IV                                  16,314    12.40      202,340    0.93%     0.70%     16.03%
   Platinum Investor PLUS                                 6,734    18.71      126,028    0.70%     0.70%     16.03%
   Platinum Investor Survivor                             9,943    18.92      188,141    0.58%     0.40%     16.37%
   Platinum Investor Survivor II                          3,071    18.68       57,363    0.94%     0.75%     15.97%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                              48,036    13.37      642,235    0.00%     0.75%     14.15%
   Platinum Investor III                                118,040    13.17    1,554,596    0.00%     0.70%     14.21%
   Platinum Investor IV                                  11,316    11.97      135,411    0.00%     0.70%     14.21%
   Platinum Investor FlexDirector                           241    14.21        3,426    0.00%     0.70%     14.21%
   Platinum Investor PLUS                                10,278    16.40      168,543    0.00%     0.70%     14.21%
   Platinum Investor Survivor                             1,887    13.66       25,780    0.00%     0.40%     14.55%
   Platinum Investor Survivor II                          4,947    17.18       84,995    0.00%     0.75%     14.15%
   Platinum Investor VIP                                 11,120    10.39      115,585    0.00%     0.70%      3.95%
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                         --     7.80           --    0.00%     0.35%     13.40%
   Corporate America (reduced surrender charge)           1,910    12.62       24,108    0.00%     0.65%     10.44%
   Platinum Investor I & II                              80,028     7.61      608,843    0.47%     0.75%     12.95%
   Platinum Investor III                                391,046     7.69    3,005,410    0.43%     0.70%     13.01%
   Platinum Investor IV                                   5,915    11.70       69,193    0.45%     0.70%     13.01%
   Platinum Investor FlexDirector                           332    12.07        4,004    0.44%     0.70%     13.01%
   Platinum Investor PLUS                                44,725    12.95      578,981    0.43%     0.70%     13.01%
   Platinum Investor Survivor                            23,342     7.77      181,455    0.51%     0.40%     13.35%
   Platinum Investor Survivor II                          4,151    11.78       48,904    0.41%     0.75%     12.95%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                         8,181    12.45      101,831    0.00%     0.75%      7.09%
   Corporate America (reduced surrender charge)           3,795    13.23       50,218    0.00%     0.65%      7.20%
   Platinum Investor I & II                             557,011    12.12    6,750,035    0.00%     0.75%      7.09%
   Platinum Investor III                                608,177     6.42    3,906,235    0.00%     0.70%      7.14%
   Platinum Investor IV                                   7,093    11.93       84,654    0.00%     0.70%      7.14%
   Platinum Investor FlexDirector                           459    12.23        5,608    0.00%     0.70%      7.14%
   Platinum Investor PLUS                                41,485    13.52      561,079    0.00%     0.70%      7.14%
   Platinum Investor Survivor                           101,337     5.78      585,434    0.00%     0.40%      7.46%
   Platinum Investor Survivor II                          3,643    11.62       42,340    0.00%     0.75%      7.09%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                        18,891     9.19      173,554    0.00%     0.75%     12.37%
   Corporate America                                      2,179    10.09       21,981    0.00%     0.35%     12.82%
   Corporate America (reduced surrender charge)           1,942    13.48       26,187    0.00%     0.65%      3.76%
   Platinum Investor I & II                              50,346     9.84      495,454    0.00%     0.75%     12.37%

                                   VL-R - 62

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                   Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series - Initial Class - Continued
   Platinum Investor III                                   290,883   $ 9.65   $2,806,891    0.00%     0.70%     12.43%
   Platinum Investor IV                                      6,812    12.10       82,438    0.00%     0.70%     12.43%
   Platinum Investor FlexDirector                              399    11.70        4,665    0.00%     0.70%     12.43%
   Platinum Investor PLUS                                   21,631    13.11      283,573    0.00%     0.70%     12.43%
   Platinum Investor Survivor                               11,457    10.06      115,209    0.00%     0.40%     12.76%
   Platinum Investor Survivor II                             9,508    12.62      119,995    0.00%     0.75%     12.37%
   Platinum Investor VIP                                     1,803    10.53       18,992    0.00%     0.70%      5.34%
   Platinum Investor VIP (with GMWB rider)                     288    10.48        3,023    0.00%     1.45%      4.82%
MFS VIT Research Series - Initial Class
   Platinum Investor I & II                                 41,679     8.79      366,566    0.49%     0.75%      9.65%
   Platinum Investor III                                   181,505     8.77    1,591,741    0.47%     0.70%      9.71%
   Platinum Investor IV                                      3,471    11.71       40,642    0.48%     0.70%      9.71%
   Platinum Investor FlexDirector                              196    12.64        2,480    0.50%     0.70%      9.71%
   Platinum Investor PLUS                                   10,838    13.86      150,226    0.49%     0.70%      9.71%
   Platinum Investor Survivor                                9,854     8.99       88,558    0.53%     0.40%     10.04%
   Platinum Investor Survivor II                            10,176    12.90      131,265    0.39%     0.75%      9.65%
   Platinum Investor VIP                                       903    10.77        9,723    0.00%     0.70%      7.72%
   Platinum Investor VIP (with GMWB rider)                       4    10.72           43    0.00%     1.45%      7.19%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                          109,796     7.06      775,099    2.42%     0.75%     11.06%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America (reduced surrender charge)              3,647    14.62       53,308    0.00%     0.65%     13.95%
   Platinum Investor I & II                                 70,356     8.22      578,080    0.00%     0.75%     13.84%
   Platinum Investor III                                   333,481     8.09    2,696,892    0.00%     0.70%     13.90%
   Platinum Investor IV                                     13,927    12.87      179,221    0.00%     0.70%     13.90%
   Platinum Investor FlexDirector                              714    14.23       10,164    0.00%     0.70%     13.90%
   Platinum Investor PLUS                                   41,810    15.08      630,433    0.00%     0.70%     13.90%
   Platinum Investor Survivor                               30,403     8.40      255,255    0.00%     0.40%     14.24%
   Platinum Investor Survivor II                            10,380    13.82      143,498    0.00%     0.75%     13.84%
   Platinum Investor VIP                                     4,202    10.65       44,755    0.00%     0.70%      6.51%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                            7,514    14.80      111,195    0.70%     0.75%     11.40%
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                  7,426    14.76      109,608    2.53%     0.75%     10.32%
   Platinum Investor III                                    48,802    14.79      721,678    1.94%     0.70%     10.37%
   Platinum Investor IV                                     27,624    11.30      312,121    1.57%     0.70%     10.37%
   Platinum Investor FlexDirector                            2,036    12.06       24,542    0.05%     0.70%     10.37%
   Platinum Investor PLUS                                    4,373    14.79       64,665    2.05%     0.70%     10.37%
   Platinum Investor Survivor                                  286    14.95        4,271    2.46%     0.40%     10.70%
   Platinum Investor Survivor II                             4,031    14.76       59,494    2.01%     0.75%     10.32%
   Platinum Investor VIP                                     6,392    10.87       69,487    0.00%     0.70%      8.71%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Corporate America (reduced surrender charge)              6,634    15.54      103,066    0.06%     0.65%     11.20%
   Platinum Investor I & II                                 17,823    22.29      397,267    0.77%     0.75%     16.81%
   Platinum Investor III                                   109,609    22.33    2,447,539    0.93%     0.70%     16.87%
   Platinum Investor IV                                     29,344    13.56      397,860    0.77%     0.70%     16.87%
   Platinum Investor FlexDirector                              570    14.82        8,452    0.04%     0.70%     16.87%
   Platinum Investor PLUS                                   11,603    22.33      259,082    0.91%     0.70%     16.87%
   Platinum Investor Survivor                                7,429    22.58      167,710    0.76%     0.40%     17.22%

                                   VL-R - 63

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                                                 Investment
                                                                                                   Income    Expense    Total
Divisions                                                         Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA - Non-Service
Shares - Continued
   Platinum Investor Survivor II                                    4,384   $22.29   $    97,708    0.87%     0.75%     16.81%
   Platinum Investor VIP                                           14,610    11.15       162,922    0.00%     0.70%     11.52%
   Platinum Investor VIP (with GMWB rider)                            171    11.10         1,893    0.00%     1.45%     10.96%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                   8,002    13.80       110,446    7.35%     0.75%      8.61%
PIMCO VIT CommodityRealReturn Strategy Portfolio -
  Administrative Class
   Platinum Investor I & II                                        21,567     9.56       206,126    5.92%     0.75%     -4.43%
   Platinum Investor III                                            2,720     9.56        26,007    5.87%     0.70%     -4.39%
   Platinum Investor IV                                               183     9.56         1,753    5.14%     0.70%     -4.39%
   Platinum Investor PLUS                                              38     9.56           361    4.69%     0.70%     -4.39%
   Platinum Investor Survivor II                                      179     9.56         1,712    5.24%     0.75%     -4.43%
   Platinum Investor VIP                                            1,885    10.16        19,142    5.06%     0.70%      1.55%
   Platinum Investor VIP (with GMWB rider)                              3    10.10            31    5.06%     1.45%      1.05%
PIMCO VIT Real Return
Portfolio - Administrative Class
   AG Legacy Plus                                                  29,743    14.18       421,867    4.71%     0.75%     -0.05%
   Corporate America                                                2,113    15.84        33,458    4.57%     0.35%      0.35%
   Corporate America (reduced surrender charge)                    16,110    10.46       168,582    4.57%     0.65%      0.05%
   Platinum Investor I & II                                       113,865    15.45     1,759,230    4.83%     0.75%     -0.05%
   Platinum Investor III                                          462,472    15.53     7,182,052    4.16%     0.70%      0.00%
   Platinum Investor IV                                            43,576    10.03       437,184    5.05%     0.70%      0.00%
   Platinum Investor FlexDirector                                     992    10.52        10,435    5.15%     0.70%      0.00%
   Platinum Investor PLUS                                          35,349    13.11       463,456    4.18%     0.70%      0.00%
   Platinum Investor Survivor                                      54,072    15.79       853,623    4.34%     0.40%      0.30%
   Platinum Investor Survivor II                                   28,648    13.27       380,231    4.41%     0.75%     -0.05%
   Platinum Investor VIP                                            3,390    10.00        33,914    2.47%     0.70%      0.04%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                                  666    11.99         7,987    4.04%     0.35%      3.91%
   Corporate America (reduced surrender charge)                       850    10.59         8,993    4.04%     0.65%      2.53%
   Platinum Investor I & II                                        95,302    11.70     1,115,337    4.29%     0.75%      3.50%
   Platinum Investor III                                          206,087    11.73     2,417,253    4.19%     0.70%      3.55%
   Platinum Investor IV                                            22,405    10.52       235,808    4.69%     0.70%      3.55%
   Platinum Investor FlexDirector                                   7,184    10.59        76,050    4.47%     0.70%      3.55%
   Platinum Investor PLUS                                          29,401    10.92       320,971    4.35%     0.70%      3.55%
   Platinum Investor Survivor                                      31,994    11.96       382,585    4.32%     0.40%      3.86%
   Platinum Investor Survivor II                                   32,237    11.01       354,789    4.39%     0.75%      3.50%
   Platinum Investor VIP                                            6,296    10.32        64,966    1.78%     0.70%      3.19%
   Platinum Investor VIP (with GMWB rider)                              4    10.27            40    1.78%     1.45%      2.68%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                                  33,244    13.02       432,989    4.66%     0.75%      3.07%
   Corporate America (reduced surrender charge)                    17,778    10.59       188,244    4.80%     0.65%      3.17%
   Platinum Investor I & II                                       318,679    13.65     4,349,723    3.92%     0.75%      3.07%
   Platinum Investor III                                        1,024,392    13.74    14,071,624    3.25%     0.70%      3.12%
   Platinum Investor IV                                            64,491    10.43       672,919    4.86%     0.70%      3.12%
   Platinum Investor FlexDirector                                  11,001    10.74       118,186    4.42%     0.70%      3.12%
   Platinum Investor PLUS                                          71,700    11.97       858,520    4.46%     0.70%      3.12%
   Platinum Investor Survivor                                      75,028    13.95     1,046,388    3.28%     0.40%      3.43%
   Platinum Investor Survivor II                                   64,509    12.07       778,824    4.37%     0.75%      3.07%
   Platinum Investor VIP                                           13,561    10.29       139,563    1.99%     0.70%      2.91%
   Platinum Investor VIP (with GMWB rider)                            400    10.24         4,098    1.99%     1.45%      2.40%


                                   VL-R - 64

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                                        Investment
                                                                                          Income    Expense    Total
Divisions                                                  Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                               202,285   $12.47   $2,521,852    1.34%     0.75%     15.76%
   Platinum Investor III                                   51,887    12.48      647,531    1.33%     0.70%     15.82%
   Platinum Investor PLUS                                     943    12.48       11,766    1.31%     0.70%     15.82%
   Platinum Investor Survivor                               8,828    12.56      110,856    1.04%     0.40%     16.17%
   Platinum Investor Survivor II                              578    12.47        7,211    1.37%     0.75%     15.76%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                        3,320    11.50       38,192    0.00%     0.35%      5.23%
   Platinum Investor I & II                               263,245    11.41    3,003,742    0.00%     0.75%      4.81%
   Platinum Investor III                                  135,222    11.42    1,544,521    0.00%     0.70%      4.86%
   Platinum Investor PLUS                                   5,921    11.42       67,627    0.00%     0.70%      4.86%
   Platinum Investor Survivor                               9,975    11.49      114,644    0.00%     0.40%      5.18%
   Platinum Investor Survivor II                           19,602    11.41      223,666    0.00%     0.75%      4.81%
Pioneer Mid Cap Value VCT Portfolio - Class I
   Platinum Investor I & II                                     4    10.60           42    0.00%     0.75%      6.00%
   Platinum Investor III                                    3,700    10.60       39,237    0.00%     0.70%      6.04%
   Platinum Investor IV                                        77    10.60          814    0.00%     0.70%      6.04%
   Platinum Investor PLUS                                      25    10.60          265    0.00%     0.70%      6.04%
   Platinum Investor Survivor II                            2,372    10.60       25,140    0.00%     0.75%      6.00%
   Platinum Investor VIP                                      933    10.83       10,107    0.30%     0.70%      8.29%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                          12,568    14.80      186,024    5.84%     0.75%      5.50%
   Corporate America                                      454,666    15.24    6,928,517    5.28%     0.35%      5.92%
   Corporate America (reduced surrender charge)            38,797    11.22      435,342    5.28%     0.65%      5.61%
   Platinum Investor I & II                               135,182    14.30    1,932,575    3.34%     0.75%      5.50%
   Platinum Investor III                                   93,931    15.33    1,440,078    3.61%     0.70%      5.55%
   Platinum Investor IV                                     9,567    10.67      102,088    5.38%     0.70%      5.55%
   Platinum Investor FlexDirector                             122    11.48        1,396    5.67%     0.70%      5.55%
   Platinum Investor PLUS                                   9,089    14.21      129,141    5.26%     0.70%      5.55%
   Platinum Investor Survivor                              18,717    15.21      284,612    0.28%     0.40%      5.87%
   Platinum Investor Survivor II                            2,371    14.58       34,570    6.07%     0.75%      5.50%
   Platinum Investor VIP                                    4,069    10.48       42,657    0.00%     0.70%      4.83%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                      555,630    13.63    7,571,940    1.40%     0.35%     15.51%
   Corporate America (reduced surrender charge)            44,042    12.96      570,814    1.40%     0.65%     15.16%
   Platinum Investor I & II                               338,156    14.01    4,736,505    1.56%     0.75%     15.05%
   Platinum Investor III                                  550,344    12.66    6,969,006    1.51%     0.70%     15.10%
   Platinum Investor IV                                    31,945    11.96      382,007    1.28%     0.70%     15.10%
   Platinum Investor FlexDirector                          10,914    12.69      138,516    1.35%     0.70%     15.10%
   Platinum Investor PLUS                                  36,439    14.17      516,420    1.42%     0.70%     15.10%
   Platinum Investor Survivor                              30,051    13.60      408,642    1.75%     0.40%     15.45%
   Platinum Investor Survivor II                            7,192    13.89       99,900    1.52%     0.75%     15.05%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)             3,545    16.49       58,445    0.68%     0.65%     26.40%
   Platinum Investor I & II                               199,621    18.41    3,675,650    1.06%     0.75%     26.28%
   Platinum Investor III                                  223,141    16.32    3,640,803    1.00%     0.70%     26.34%
   Platinum Investor IV                                    22,123    14.30      316,258    0.83%     0.70%     26.34%
   Platinum Investor FlexDirector                             642    16.19       10,399    0.49%     0.70%     26.34%
   Platinum Investor PLUS                                  14,565    19.17      279,276    1.10%     0.70%     26.34%
   Platinum Investor Survivor                              33,285    15.95      530,826    1.18%     0.40%     26.72%


                                   VL-R - 65

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                                          Investment
                                                                                            Income    Expense    Total
Divisions                                                    Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund - Class IB -
  Continued
   Platinum Investor Survivor II                             11,104   $20.82   $  231,128    0.98%     0.75%     26.28%
   Platinum Investor VIP                                      8,247    11.97       98,683    0.00%     0.70%     19.66%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                            16,985    24.50      416,127    0.31%     0.75%     16.42%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                            27,252     6.48      176,650    0.00%     0.75%      4.67%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                            66,699     6.32      421,428    0.11%     0.75%      4.65%
SunAmerica - Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                  17,757    14.05      249,429    0.10%     0.75%     12.45%
   Platinum Investor III                                     45,746    14.08      644,074    0.11%     0.70%     12.50%
   Platinum Investor IV                                       5,114    11.95       61,097    0.11%     0.70%     12.50%
   Platinum Investor PLUS                                     9,223    14.95      137,898    0.11%     0.70%     12.50%
   Platinum Investor Survivor                                   750    14.28       10,708    0.10%     0.40%     12.84%
   Platinum Investor Survivor II                              1,364    14.05       19,155    0.13%     0.75%     12.45%
   Platinum Investor VIP                                        748    10.68        7,986    0.15%     0.70%      6.75%
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                     730    11.93        8,702    2.77%     0.75%     10.04%
   Platinum Investor III                                     70,947    11.96      848,269    2.85%     0.70%     10.10%
   Platinum Investor IV                                       6,901    11.14       76,869    3.41%     0.70%     10.10%
   Platinum Investor PLUS                                    19,626    12.33      242,055    2.84%     0.70%     10.10%
   Platinum Investor Survivor II                              2,630    11.93       31,377    2.85%     0.75%     10.04%
   Platinum Investor VIP                                      1,770    10.84       19,178    2.71%     0.70%      8.38%
UIF Equity Growth Portfolio - Class I
   Platinum Investor I & II                                 248,559    12.18    3,028,213    0.00%     0.75%      3.33%
   Platinum Investor III                                     88,608     8.19      725,418    0.00%     0.70%      3.38%
   Platinum Investor IV                                       3,125    12.27       38,349    0.00%     0.70%      3.38%
   Platinum Investor PLUS                                     5,404    13.04       70,451    0.00%     0.70%      3.38%
   Platinum Investor Survivor                                23,805     7.85      186,981    0.00%     0.40%      3.69%
   Platinum Investor Survivor II                                415    11.50        4,778    0.00%     0.75%      3.33%
UIF High Yield Portfolio - Class I
   Platinum Investor I & II                                  76,001    12.04      915,380    8.16%     0.75%      7.81%
   Platinum Investor III                                     26,657    12.50      333,263    7.57%     0.70%      7.87%
   Platinum Investor IV                                       1,701    10.77       18,330    7.40%     0.70%      7.87%
   Platinum Investor FlexDirector                             2,593    11.68       30,297    7.69%     0.70%      7.87%
   Platinum Investor PLUS                                     3,405    13.96       47,537    7.99%     0.70%      7.87%
   Platinum Investor Survivor                                   256    11.80        3,022    5.20%     0.40%      8.19%
   Platinum Investor Survivor II                              8,625    13.61      117,419    6.10%     0.75%      7.81%
VALIC Company I - International Equities Fund
   AG Legacy Plus                                             9,194    11.65      107,097    1.25%     0.75%     22.14%
   Platinum Investor I & II                                  63,701    14.94      951,862    1.50%     0.75%     22.14%
   Platinum Investor III                                     87,669    12.94    1,134,020    1.58%     0.70%     22.20%
   Platinum Investor IV                                       4,262    14.14       60,257    2.11%     0.70%     22.20%
   Platinum Investor FlexDirector                               695    15.90       11,054    1.72%     0.70%     22.20%
   Platinum Investor PLUS                                    11,740    16.94      198,841    1.59%     0.70%     22.20%
   Platinum Investor Survivor                                14,503    11.53      167,217    1.62%     0.40%     22.57%
   Platinum Investor Survivor II                              1,507    17.59       26,517    1.71%     0.75%     22.14%
   Platinum Investor VIP                                      7,289    11.73       85,475    2.93%     0.70%     17.27%


                                   VL-R - 66

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                                  Investment
                                                                                    Income    Expense    Total
Divisions                                          Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------
VALIC Company I - Mid Cap Index Fund
   AG Legacy Plus                                   19,582   $15.64   $   306,276     0.46%    0.75%      9.15%
   Corporate America                                 5,475    17.12        93,748     0.54%    0.35%      9.59%
   Corporate America (reduced surrender charge)      4,478    13.72        61,432     0.54%    0.65%      9.26%
   Platinum Investor I & II                        350,008    23.19     8,116,965     0.48%    0.75%      9.15%
   Platinum Investor III                           413,935    15.25     6,312,099     0.48%    0.70%      9.21%
   Platinum Investor IV                             23,308    12.18       283,853     0.65%    0.70%      9.21%
   Platinum Investor FlexDirector                      419    13.22         5,539     0.88%    0.70%      9.21%
   Platinum Investor PLUS                           43,892    15.70       689,091     0.51%    0.70%      9.21%
   Platinum Investor Survivor                       61,023    17.09     1,042,738     0.49%    0.40%      9.54%
   Platinum Investor Survivor II                    35,204    17.11       602,297     0.55%    0.75%      9.15%
   Platinum Investor VIP                            14,211    10.36       147,222     0.87%    0.70%      3.59%
   Platinum Investor VIP (with GMWB rider)             177    10.31         1,830     0.87%    1.45%      3.08%
VALIC Company I - Money Market I Fund
   AG Legacy Plus                                   16,295    11.14       181,446     3.96%    0.75%      3.84%
   Corporate America (reduced surrender charge)     38,636    10.63       410,658     5.40%    0.65%      3.94%
   Platinum Investor I & II                        681,680    12.27     8,366,230     4.97%    0.75%      3.84%
   Platinum Investor III                         1,178,024    11.06    13,032,151     6.84%    0.70%      3.89%
   Platinum Investor IV                             30,634    10.59       324,280     6.05%    0.70%      3.89%
   Platinum Investor FlexDirector                       17    10.61           179   907.96%    0.70%      3.89%
   Platinum Investor PLUS                           34,418    10.63       365,827     3.91%    0.70%      3.89%
   Platinum Investor Survivor                      192,818    11.65     2,245,828     5.41%    0.40%      4.20%
   Platinum Investor Survivor II                   481,493    10.64     5,124,182     4.48%    0.75%      3.84%
   Platinum Investor VIP                            52,469    10.34       542,527     2.99%    0.70%      3.40%
   Platinum Investor VIP (with GMWB rider)             441    10.29         4,538     2.99%    1.45%      2.88%
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor I & II                        188,901     5.16       974,283     0.07%    0.75%      5.86%
   Platinum Investor III                           410,245     5.07     2,081,367     0.07%    0.70%      5.92%
   Platinum Investor IV                              3,678    11.26        41,405     0.11%    0.70%      5.92%
   Platinum Investor FlexDirector                       95    11.48         1,092     0.09%    0.70%      5.92%
   Platinum Investor PLUS                           17,060    14.55       248,157     0.08%    0.70%      5.92%
   Platinum Investor Survivor                        9,147     5.27        48,208     0.07%    0.40%      6.23%
   Platinum Investor Survivor II                    71,610    10.93       782,789     0.09%    0.75%      5.86%
   Platinum Investor VIP                               880    10.42         9,173     0.15%    0.70%      4.20%
VALIC Company I - Science & Technology Fund
   Platinum Investor I & II                         57,061     4.26       242,800     0.00%    0.75%      5.06%
   Platinum Investor III                           195,015     4.22       823,789     0.00%    0.70%      5.11%
   Platinum Investor IV                              2,904    11.17        32,430     0.00%    0.70%      5.11%
   Platinum Investor FlexDirector                      106    10.74         1,140     0.00%    0.70%      5.11%
   Platinum Investor PLUS                            3,788    13.09        49,595     0.00%    0.70%      5.11%
   Platinum Investor Survivor                       11,405     4.35        49,586     0.00%    0.40%      5.43%
   Platinum Investor Survivor II                     2,616     9.82        25,682     0.00%    0.75%      5.06%
   Platinum Investor VIP                               338    10.27         3,471     0.00%    0.70%      2.70%
VALIC Company I - Small Cap Index Fund
   Corporate America                                    --    16.45            --     0.65%    0.35%     17.65%
   Corporate America (reduced surrender charge)      2,443    13.88        33,899     0.65%    0.65%      1.02%
   Platinum Investor I & II                        126,100    16.05     2,024,385     0.37%    0.75%     17.18%
   Platinum Investor III                           213,978    15.82     3,385,593     0.36%    0.70%     17.24%
   Platinum Investor IV                             20,793    12.46       259,100     0.50%    0.70%     17.24%
   Platinum Investor FlexDirector                      952    13.32        12,683     0.66%    0.70%     17.24%


                                   VL-R - 67

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                                       Investment
                                                                                         Income    Expense    Total
Divisions                                               Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------------------------------------------------------------
VALIC Company I - Small Cap Index Fund - Continued
   Platinum Investor PLUS                                28,524   $16.73   $   477,336    0.39%     0.70%     17.24%
   Platinum Investor Survivor                            11,854    16.40       194,454    0.38%     0.40%     17.59%
   Platinum Investor Survivor II                          8,722    17.98       156,826    0.47%     0.75%     17.18%
   Platinum Investor VIP                                 12,113    10.78       130,611    0.69%     0.70%      7.83%
   Platinum Investor VIP (with GMWB rider)                  169    10.73         1,815    0.69%     1.45%      7.29%
VALIC Company I - Stock Index Fund
   AG Legacy Plus                                        76,604     9.92       760,082    0.83%     0.75%     14.55%
   Corporate America                                      6,614    10.02        66,268    0.98%     0.35%     15.01%
   Corporate America (reduced surrender charge)           8,011    12.89       103,293    0.98%     0.65%     14.66%
   Platinum Investor I & II                           1,139,545    13.60    15,492,256    0.83%     0.75%     14.55%
   Platinum Investor III                              1,326,823    10.30    13,664,729    0.75%     0.70%     14.61%
   Platinum Investor IV                                  44,725    11.95       534,307    1.23%     0.70%     14.61%
   Platinum Investor FlexDirector                        10,337    12.55       129,718    0.96%     0.70%     14.61%
   Platinum Investor PLUS                               109,880    14.11     1,550,729    0.88%     0.70%     14.61%
   Platinum Investor Survivor                           261,843    10.00     2,617,693    0.72%     0.40%     14.95%
   Platinum Investor Survivor II                         47,924    13.12       628,916    1.03%     0.75%     14.55%
   Platinum Investor VIP                                  6,880    11.09        76,321    1.53%     0.70%     10.94%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                         9,986    13.60       135,776    4.69%     0.75%      2.57%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                             181,624    15.03     2,729,972    1.03%     0.75%     15.37%
   Platinum Investor III                                501,127    15.07     7,549,952    0.98%     0.70%     15.43%
   Platinum Investor IV                                  36,800    12.54       461,468    0.87%     0.70%     15.43%
   Platinum Investor FlexDirector                         1,089    13.65        14,856    1.41%     0.70%     15.43%
   Platinum Investor PLUS                                23,855    15.35       366,194    1.06%     0.70%     15.43%
   Platinum Investor Survivor                            34,840    15.28       532,301    0.90%     0.40%     15.77%
   Platinum Investor Survivor II                         24,347    15.03       365,949    1.43%     0.75%     15.37%
   Platinum Investor VIP                                  6,879    11.26        77,444    0.00%     0.70%     12.58%
Van Kampen LIT Strategic Growth Portfolio - Class I *
   AG Legacy Plus                                        11,018     5.20        57,242    0.00%     0.75%      2.09%
Vanguard VIF High Yield Bond Portfolio
   Corporate America (reduced surrender charge)           6,015    11.33        68,129    3.16%     0.65%      7.57%
   Platinum Investor I & II                              62,165    13.99       869,391    7.62%     0.75%      7.46%
   Platinum Investor III                                216,582    14.11     3,055,522    7.69%     0.70%      7.52%
   Platinum Investor IV                                  24,390    10.90       265,743    5.81%     0.70%      7.52%
   Platinum Investor FlexDirector                           121    11.69         1,416    9.62%     0.70%      7.52%
   Platinum Investor PLUS                                28,223    13.57       382,889    7.12%     0.70%      7.52%
   Platinum Investor Survivor                            25,443    14.29       363,576    6.34%     0.40%      7.84%
   Platinum Investor Survivor II                          8,739    13.87       121,186    5.56%     0.75%      7.46%
   Platinum Investor VIP                                  5,014    10.60        53,164    0.00%     0.70%      6.03%
   Platinum Investor VIP (with GMWB rider)                    2    10.55            21    0.00%     1.45%      5.50%
Vanguard VIF REIT Index Portfolio
   Corporate America                                        668    33.12        22,132    1.09%     0.35%     34.46%
   Corporate America (reduced surrender charge)           6,565    17.25       113,228    1.09%     0.65%     34.06%
   Platinum Investor I & II                             103,667    32.32     3,350,190    1.98%     0.75%     33.92%
   Platinum Investor III                                293,212    32.36     9,488,562    1.95%     0.70%     33.99%
   Platinum Investor IV                                  52,457    15.48       811,986    1.70%     0.70%     33.99%
   Platinum Investor FlexDirector                         5,996    18.01       107,994    2.01%     0.70%     33.99%
   Platinum Investor PLUS                                64,510    24.34     1,570,440    1.80%     0.70%     33.99%

                                   VL-R - 68

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006 are as follows:

                                                                           Investment
                                                                             Income    Expense    Total
Divisions                                     Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------------------------------------------------
Vanguard VIF REIT Index Portfolio - Continued
   Platinum Investor Survivor                 20,454   $33.02    $675,402     2.23%     0.40%     34.39%
   Platinum Investor Survivor II              26,865    28.16     756,516     1.96%     0.75%     33.92%
   Platinum Investor VIP                      18,069    12.15     219,598     0.00%     0.70%     21.54%
   Platinum Investor VIP (with GMWB rider)       515    12.09       6,223     0.00%     1.45%     20.93%

                                   VL-R - 69

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                   Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                           32,768   $ 9.41   $  308,334    0.74%     0.75%     17.05%
   Corporate America                                         4,331     9.15       39,611    0.62%     0.35%     17.52%
   Corporate America (reduced surrender charge)              1,888    13.67       25,808    0.62%     0.65%     17.17%
   Platinum Investor I & II                                303,611    13.02    3,953,631    0.64%     0.75%     17.05%
   Platinum Investor III                                   242,577    10.94    2,653,921    0.57%     0.70%     17.11%
   Platinum Investor IV                                     10,946    11.63      127,267    1.11%     0.70%     16.27%
   Platinum Investor FlexDirector                               82    13.42        1,100    1.25%     0.70%     17.11%
   Platinum Investor PLUS                                   15,378    15.14      232,771    0.78%     0.70%     17.11%
   Platinum Investor Survivor                               49,996     9.13      456,490    0.57%     0.40%     17.46%
   Platinum Investor Survivor II                             2,093    15.85       33,174    0.16%     0.75%     17.05%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                         5,660     6.57       37,172    0.84%     0.35%      5.29%
   Platinum Investor I & II                                763,942    10.42    7,961,692    0.81%     0.75%      4.87%
   Platinum Investor III                                   483,611     7.75    3,749,782    0.84%     0.70%      4.92%
   Platinum Investor IV                                      6,207    10.54       65,390    1.48%     0.70%      5.36%
   Platinum Investor FlexDirector                              389    10.70        4,164    0.56%     0.70%      4.92%
   Platinum Investor PLUS                                   19,332    11.25      217,528    0.90%     0.70%      4.92%
   Platinum Investor Survivor                              108,351     6.56      710,371    0.82%     0.40%      5.23%
   Platinum Investor Survivor II                             8,346     9.69       80,911    0.91%     0.75%      4.87%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor I & II                                  7,478    14.69      109,883    0.00%     0.75%     13.59%
   Platinum Investor III                                    48,147    14.71      708,454    0.00%     0.70%     13.65%
   Platinum Investor IV                                      5,386    11.58       62,390    0.00%     0.70%     15.84%
   Platinum Investor FlexDirector                               87    11.60        1,008    0.00%     0.70%     13.65%
   Platinum Investor PLUS                                   11,227    14.71      165,196    0.00%     0.70%     13.65%
   Platinum Investor Survivor                                  158    14.83        2,338    0.00%     0.40%     13.99%
   Platinum Investor Survivor II                               193    14.69        2,842    0.00%     0.75%     13.59%
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)              1,173    12.43       14,580    0.00%     0.65%      9.11%
   Platinum Investor I & II                                  8,794    16.60      145,966    0.00%     0.75%      9.01%
   Platinum Investor III                                    59,995    16.62      997,163    0.00%     0.70%      9.06%
   Platinum Investor IV                                      4,283    11.00       47,112    0.00%     0.70%     10.00%
   Platinum Investor FlexDirector                            6,595    11.60       76,513    0.00%     0.70%      9.06%
   Platinum Investor PLUS                                    8,153    16.62      135,516    0.00%     0.70%      9.06%
   Platinum Investor Survivor                                  945    16.75       15,837    0.00%     0.40%      9.39%
   Platinum Investor Survivor II                             2,178    16.60       36,145    0.00%     0.75%      9.01%
American Century VP Value Fund - Class I
   AG Legacy Plus                                           29,373    17.55      515,430    0.91%     0.75%      4.25%
   Corporate America                                         2,515    16.18       40,705    0.53%     0.35%      4.67%
   Corporate America (reduced surrender charge)              7,554    11.21       84,683    0.53%     0.65%      4.35%
   Platinum Investor I & II                                263,440    15.85    4,176,032    0.88%     0.75%      4.25%
   Platinum Investor III                                   503,096    15.77    7,932,245    0.77%     0.70%      4.30%
   Platinum Investor IV                                     24,188    10.37      250,785    0.00%     0.70%      3.68%


                                   VL-R - 70

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005 are as follows:

                                                                                        Investment
                                                                                          Income    Expense    Total
Divisions                                                  Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund - Class I - Continued
   Platinum Investor FlexDirector                              47   $11.29   $      530    0.76%     0.70%      4.30%
   Platinum Investor PLUS                                  54,262    13.36      724,814    0.81%     0.70%      4.30%
   Platinum Investor Survivor                              22,479    16.14      362,826    0.65%     0.40%      4.62%
   Platinum Investor Survivor II                           61,884    13.96      864,131    0.88%     0.75%      4.25%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                                38,413     7.90      303,486    0.00%     0.75%     -3.40%
   Platinum Investor III                                  122,544     7.74      948,802    0.00%     0.70%     -3.36%
   Platinum Investor IV                                     2,716     9.89       26,872    0.00%     0.70%     -1.07%
   Platinum Investor FlexDirector                           5,715     9.79       55,969    0.00%     0.70%     -3.36%
   Platinum Investor PLUS                                  10,800    12.36      133,478    0.00%     0.70%     -3.36%
   Platinum Investor Survivor                               3,169     8.04       25,490    0.00%     0.40%     -3.07%
   Platinum Investor Survivor II                            1,787    11.71       20,923    0.00%     0.75%     -3.40%
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor I & II                                77,491    13.17    1,020,785    0.04%     0.75%      8.36%
   Platinum Investor III                                  226,387    12.96    2,934,707    0.03%     0.70%      8.41%
   Platinum Investor IV                                     4,649    10.88       50,588    0.00%     0.70%      8.81%
   Platinum Investor FlexDirector                               1    11.78           12    0.00%     0.70%      8.41%
   Platinum Investor PLUS                                  20,845    13.61      283,805    0.03%     0.70%      8.41%
   Platinum Investor Survivor                              14,773    13.41      198,157    0.03%     0.40%      8.74%
   Platinum Investor Survivor II                            8,917    14.91      132,916    0.03%     0.75%      8.36%
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Corporate America                                        5,611    12.14       68,140    0.00%     0.35%      5.43%
   Corporate America (reduced surrender charge)               829    11.39        9,438    0.00%     0.65%      5.12%
   Platinum Investor I & II                               352,535    14.61    5,151,944    0.00%     0.75%      5.01%
   Platinum Investor III                                  448,236    11.26    5,049,247    0.00%     0.70%      5.06%
   Platinum Investor IV                                     4,825    10.72       51,735    0.00%     0.70%      7.22%
   Platinum Investor FlexDirector                             503    10.68        5,372    0.00%     0.70%      5.06%
   Platinum Investor PLUS                                  32,044    12.16      389,665    0.00%     0.70%      5.06%
   Platinum Investor Survivor                              60,276    12.12      730,742    0.00%     0.40%      5.38%
   Platinum Investor Survivor II                           31,277    13.21      413,095    0.00%     0.75%      5.01%
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Corporate America                                        2,486    13.64       33,915    3.56%     0.35%      2.12%
   Corporate America (reduced surrender charge)             4,157    10.41       43,253    3.56%     0.65%      1.82%
   Platinum Investor I & II                               295,506    13.56    4,006,889    3.56%     0.75%      1.71%
   Platinum Investor III                                  259,417    12.85    3,333,169    3.74%     0.70%      1.77%
   Platinum Investor IV                                     7,153    10.09       72,187    2.51%     0.70%      0.92%
   Platinum Investor PLUS                                  21,599    11.39      246,034    3.61%     0.70%      1.77%
   Platinum Investor Survivor                              18,197    13.62      247,796    3.28%     0.40%      2.07%
   Platinum Investor Survivor II                            9,733    11.43      111,254    3.54%     0.75%      1.71%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                          17,804    11.01      196,081    2.63%     0.75%      3.01%
   Platinum Investor I & II                               172,041    10.48    1,803,598    2.65%     0.75%      3.01%
   Platinum Investor III                                  248,098    10.47    2,596,756    2.24%     0.70%      3.06%

                                   VL-R - 71

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005 are as follows:

                                                                                          Investment
                                                                                            Income    Expense    Total
Divisions                                                  Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Service Class 2 -
  Continued
   Platinum Investor IV                                      3,301   $10.30   $    34,007    0.00%     0.70%      3.01%
   Platinum Investor FlexDirector                              729    10.47         7,634    0.00%     0.70%      3.06%
   Platinum Investor PLUS                                   24,645    11.97       294,879    2.20%     0.70%      3.06%
   Platinum Investor Survivor                               10,120    10.67       108,029    2.38%     0.40%      3.37%
   Platinum Investor Survivor II                            12,871    11.68       150,292    2.21%     0.75%      3.01%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                           41,343    14.36       593,539    0.12%     0.75%     15.78%
   Corporate America                                         2,464    12.85        31,663    0.09%     0.35%     16.24%
   Corporate America (reduced surrender charge)              4,208    12.76        53,697    0.09%     0.65%     15.89%
   Platinum Investor I & II                                433,714    12.59     5,458,933    0.13%     0.75%     15.78%
   Platinum Investor III                                 1,174,986    12.43    14,603,155    0.12%     0.70%     15.84%
   Platinum Investor IV                                     34,820    11.46       398,996    0.00%     0.70%     14.59%
   Platinum Investor FlexDirector                            5,556    12.69        70,488    0.04%     0.70%     15.84%
   Platinum Investor PLUS                                  141,910    14.87     2,110,564    0.10%     0.70%     15.84%
   Platinum Investor Survivor                               89,331    12.82     1,144,849    0.12%     0.40%     16.18%
   Platinum Investor Survivor II                            58,221    15.67       912,410    0.12%     0.75%     15.78%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                           57,321    11.55       662,077    1.48%     0.75%      4.78%
   Corporate America                                         4,719    11.92        56,248    1.58%     0.35%      5.20%
   Corporate America (reduced surrender charge)             13,635    11.34       154,584    1.58%     0.65%      4.89%
   Platinum Investor I & II                                298,694    11.68     3,487,648    1.57%     0.75%      4.78%
   Platinum Investor III                                   849,719    11.70     9,940,258    1.25%     0.70%      4.84%
   Platinum Investor IV                                     20,666    10.47       216,404    0.00%     0.70%      4.72%
   Platinum Investor FlexDirector                            1,283    11.14        14,285    0.78%     0.70%      4.84%
   Platinum Investor PLUS                                   72,117    12.60       908,410    1.23%     0.70%      4.84%
   Platinum Investor Survivor                               87,502    11.89     1,040,329    1.61%     0.40%      5.15%
   Platinum Investor Survivor II                            58,352    12.77       745,340    1.35%     0.75%      4.78%
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                           26,555     8.50       225,771    0.27%     0.75%      4.72%
   Corporate America                                            --     7.26            --    0.22%     0.35%      5.13%
   Corporate America (reduced surrender charge)              8,299    11.22        93,130    0.22%     0.65%      4.82%
   Platinum Investor I & II                                229,431     7.11     1,631,987    0.33%     0.75%      4.72%
   Platinum Investor III                                 1,144,468     7.05     8,071,149    0.25%     0.70%      4.77%
   Platinum Investor IV                                     17,717    10.62       188,184    0.00%     0.70%      6.22%
   Platinum Investor FlexDirector                            4,788    10.21        48,901    0.33%     0.70%      4.77%
   Platinum Investor PLUS                                  103,309    11.35     1,172,519    0.24%     0.70%      4.77%
   Platinum Investor Survivor                               66,757     7.24       483,521    0.28%     0.40%      5.08%
   Platinum Investor Survivor II                            41,498    10.09       418,570    0.20%     0.75%      4.72%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Corporate America (reduced surrender charge)             12,662    13.49       170,834    0.00%     0.65%     17.25%
   Platinum Investor I & II                                  9,968    20.29       202,196    0.00%     0.75%     17.14%
   Platinum Investor III                                   188,760    20.31     3,834,116    0.00%     0.70%     17.19%
   Platinum Investor IV                                     15,896    11.54       183,376    0.00%     0.70%     15.36%


                                   VL-R - 72

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005 are as follows:

                                                                                              Investment
                                                                                                Income    Expense    Total
Divisions                                                      Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2 - Continued
   Platinum Investor FlexDirector                                  523   $13.58   $     7,105    0.00%     0.70%     17.19%
   Platinum Investor PLUS                                       10,265    20.31       208,499    0.00%     0.70%     17.19%
   Platinum Investor Survivor                                   13,668    20.48       279,857    0.00%     0.40%     17.55%
   Platinum Investor Survivor II                                 6,476    20.29       131,373    0.00%     0.75%     17.14%
Franklin Templeton - Franklin Small Cap Value Securities
Fund - Class 2
   Corporate America (reduced surrender charge)                  3,208    12.20        39,130    0.24%     0.65%      8.06%
   Platinum Investor I & II                                     14,598    17.60       256,872    1.00%     0.75%      7.96%
   Platinum Investor III                                       180,608    17.62     3,182,234    1.09%     0.70%      8.01%
   Platinum Investor IV                                         15,977    10.69       170,753    0.31%     0.70%      6.87%
   Platinum Investor FlexDirector                                  297    12.59         3,742    0.50%     0.70%      8.01%
   Platinum Investor PLUS                                       22,076    17.62       388,964    0.77%     0.70%      8.01%
   Platinum Investor Survivor                                   15,477    17.76       274,888    1.40%     0.40%      8.33%
   Platinum Investor Survivor II                                 8,288    17.60       145,839    2.06%     0.75%      7.96%
Franklin Templeton -Franklin Small-Mid Cap Growth Securities
Fund - Class 2 *
   AG Legacy Plus                                               18,250     7.29       133,093    0.00%     0.75%      4.01%
Franklin Templeton - Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                     28,583    11.57       330,815   12.95%     0.75%      1.64%
   Platinum Investor III                                     1,055,949    11.60    12,246,014    4.54%     0.70%      1.69%
   Platinum Investor IV                                          4,565    10.11        46,137    1.46%     0.70%      1.07%
   Platinum Investor PLUS                                       40,074    11.22       449,553    4.28%     0.70%      1.69%
   Platinum Investor Survivor                                    9,591    11.74       112,573   10.64%     0.40%      2.00%
   Platinum Investor Survivor II                                16,286    11.57       188,498    8.18%     0.75%      1.64%
Franklin Templeton - Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                    100,052    13.35     1,335,396    1.14%     0.75%      9.73%
   Platinum Investor III                                       551,644    13.37     7,377,455    0.88%     0.70%      9.79%
   Platinum Investor IV                                          9,575    10.94       104,772    0.51%     0.70%      9.42%
   Platinum Investor FlexDirector                                3,626    11.78        42,710    1.46%     0.70%      9.79%
   Platinum Investor PLUS                                       30,917    13.15       406,562    0.86%     0.70%      9.79%
   Platinum Investor Survivor                                    2,657    13.53        35,958    0.69%     0.40%     10.11%
   Platinum Investor Survivor II                                 5,450    13.35        72,744    1.41%     0.75%      9.73%
Franklin Templeton - Templeton Foreign Securities Fund -
  Class 2
   AG Legacy Plus                                               17,097    10.85       185,470    1.12%     0.75%      9.35%
   Platinum Investor I & II                                     92,614    13.58     1,257,319    1.17%     0.75%      9.35%
   Platinum Investor III                                       633,011    13.60     8,610,818    1.10%     0.70%      9.40%
   Platinum Investor IV                                         13,779    10.86       149,627    0.31%     0.70%      8.59%
   Platinum Investor FlexDirector                                1,842    12.15        22,381    1.41%     0.70%      9.40%
   Platinum Investor PLUS                                       26,178    13.15       344,295    1.12%     0.70%      9.40%
   Platinum Investor Survivor                                    5,751    13.77        79,176    0.48%     0.40%      9.73%
   Platinum Investor Survivor II                                53,115    13.58       721,076    0.99%     0.75%      9.35%
Goldman Sachs Capital Growth Fund
   Platinum Investor I & II                                     13,281     9.46       125,593    0.15%     0.75%      2.17%
   Platinum Investor III                                        12,698     9.48       120,387    0.14%     0.70%      2.23%
   Platinum Investor PLUS                                          112    11.58         1,294    0.15%     0.70%      2.23%

                                   VL-R - 73

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005 are as follows:

                                                                                                 Investment
                                                                                                   Income    Expense    Total
Divisions                                                           Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund - Continued
   Platinum Investor Survivor                                      667,804   $ 9.63   $6,428,556    0.15%     0.40%      2.53%
   Platinum Investor Survivor II                                   170,190    10.05    1,710,032    0.14%     0.75%      2.17%
Janus Aspen Series International Growth Portfolio - Service Shares
   Corporate America                                                    --    10.55           --    1.45%     0.35%     31.48%
   Platinum Investor I & II                                        117,254    10.33    1,211,612    1.05%     0.75%     30.96%
   Platinum Investor III                                           259,706    10.27    2,666,639    1.01%     0.70%     31.02%
   Platinum Investor IV                                             10,054    12.91      129,774    1.05%     0.70%     29.07%
   Platinum Investor FlexDirector                                   14,209    14.25      202,421    1.04%     0.70%     31.02%
   Platinum Investor PLUS                                           21,316    16.45      350,743    0.92%     0.70%     31.02%
   Platinum Investor Survivor                                       37,349    10.52      392,972    1.12%     0.40%     31.41%
   Platinum Investor Survivor II                                     6,116    16.24       99,349    1.05%     0.75%     30.96%
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Corporate America                                                   316     6.03        1,902    0.00%     0.35%     11.64%
   Platinum Investor I & II                                         75,195     5.90      443,960    0.00%     0.75%     11.19%
   Platinum Investor III                                           390,008     5.76    2,247,637    0.00%     0.70%     11.25%
   Platinum Investor IV                                              1,687    11.18       18,865    0.00%     0.70%     11.83%
   Platinum Investor PLUS                                           10,625    15.06      160,004    0.00%     0.70%     11.25%
   Platinum Investor Survivor                                        8,892     6.01       53,459    0.00%     0.40%     11.58%
   Platinum Investor Survivor II                                     2,532    13.44       34,013    0.00%     0.75%     11.19%
Janus Aspen Series Worldwide Growth Portfolio - Service Shares
   Corporate America                                                 2,714     6.95       18,860    1.51%     0.35%      5.20%
   Corporate America (reduced surrender charge)                      4,150    11.56       47,979    1.51%     0.65%      4.89%
   Platinum Investor I & II                                        108,684     6.81      739,710    1.15%     0.75%      4.78%
   Platinum Investor III                                           374,289     6.75    2,526,992    1.19%     0.70%      4.83%
   Platinum Investor IV                                              5,045    10.54       53,177    1.27%     0.70%      5.40%
   Platinum Investor PLUS                                           15,036    10.78      162,111    1.26%     0.70%      4.83%
   Platinum Investor Survivor                                       25,941     6.93      179,779    1.23%     0.40%      5.15%
   Platinum Investor Survivor II                                    25,510    10.32      263,280    0.88%     0.75%      4.78%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                          6,830    16.11      110,019    0.26%     0.75%      8.40%
   Platinum Investor III                                           200,737    16.13    3,237,786    0.29%     0.70%      8.45%
   Platinum Investor IV                                             10,108    10.69      108,048    0.01%     0.70%      6.90%
   Platinum Investor PLUS                                            8,871    16.13      143,086    0.17%     0.70%      8.45%
   Platinum Investor Survivor                                       15,861    16.26      257,881    0.34%     0.40%      8.78%
   Platinum Investor Survivor II                                    10,417    16.11      167,797    0.58%     0.75%      8.40%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                         49,513    11.71      579,930    0.00%     0.75%      2.65%
   Platinum Investor III                                           100,496    11.53    1,158,901    0.00%     0.70%      2.70%
   Platinum Investor IV                                              3,551    10.48       37,209    0.00%     0.70%      4.78%
   Platinum Investor FlexDirector                                       59    12.44          739    0.00%     0.70%      2.70%
   Platinum Investor PLUS                                            9,456    14.36      135,771    0.00%     0.70%      2.70%
   Platinum Investor Survivor                                        1,678    11.93       20,009    0.00%     0.40%      3.00%
   Platinum Investor Survivor II                                     4,940    15.05       74,351    0.00%     0.75%      2.65%


                                   VL-R - 74

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005 are as follows:

                                                                                   Investment
                                                                                     Income    Expense    Total
Divisions                                             Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------------------------------------------------------
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                      61   $ 6.88   $      420    0.00%     0.35%      1.33%
   Platinum Investor I & II                          102,935     6.74      693,317    0.73%     0.75%      0.93%
   Platinum Investor III                             402,031     6.80    2,734,163    0.73%     0.70%      0.98%
   Platinum Investor IV                                3,161    10.35       32,714    0.05%     0.70%      3.51%
   Platinum Investor FlexDirector                        343    10.68        3,664    0.50%     0.70%      0.98%
   Platinum Investor PLUS                             41,777    11.46      478,568    0.72%     0.70%      0.98%
   Platinum Investor Survivor                         32,045     6.86      219,779    0.78%     0.40%      1.28%
   Platinum Investor Survivor II                       3,440    10.43       35,883    0.73%     0.75%      0.93%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                      9,979    11.62      115,986    0.00%     0.75%      8.38%
   Corporate America                                      --     5.38           --    0.00%     0.35%      8.81%
   Corporate America (reduced surrender charge)        1,688    12.34       20,834    0.00%     0.65%      8.48%
   Platinum Investor I & II                          633,175    11.32    7,165,076    0.00%     0.75%      8.38%
   Platinum Investor III                             679,181     5.99    4,071,476    0.00%     0.70%      8.43%
   Platinum Investor IV                                4,405    11.14       49,067    0.00%     0.70%     11.38%
   Platinum Investor FlexDirector                        331    11.41        3,773    0.00%     0.70%      8.43%
   Platinum Investor PLUS                             37,583    12.62      474,425    0.00%     0.70%      8.43%
   Platinum Investor Survivor                        116,222     5.38      624,792    0.00%     0.40%      8.76%
   Platinum Investor Survivor II                       3,808    10.85       41,330    0.00%     0.75%      8.38%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                     19,993     8.18      163,457    0.00%     0.75%      4.46%
   Corporate America                                   2,497     8.94       22,327    0.00%     0.35%      4.88%
   Platinum Investor I & II                           70,119     8.76      614,070    0.00%     0.75%      4.46%
   Platinum Investor III                             282,484     8.58    2,424,535    0.00%     0.70%      4.51%
   Platinum Investor IV                                3,830    10.76       41,230    0.00%     0.70%      7.64%
   Platinum Investor FlexDirector                        409    10.40        4,250    0.00%     0.70%      4.51%
   Platinum Investor PLUS                             20,194    11.66      235,469    0.00%     0.70%      4.51%
   Platinum Investor Survivor                         11,787     8.92      105,111    0.00%     0.40%      4.83%
   Platinum Investor Survivor II                       8,801    11.23       98,842    0.00%     0.75%      4.46%
MFS VIT Research Series - Initial Class
   Corporate America                                      --     8.19           --    0.99%     0.35%      7.42%
   Corporate America (reduced surrender charge)           --    12.05           --    0.99%     0.65%      7.10%
   Platinum Investor I & II                           42,324     8.02      339,466    0.46%     0.75%      7.00%
   Platinum Investor III                             179,928     7.99    1,438,273    0.45%     0.70%      7.05%
   Platinum Investor IV                                2,508    10.67       26,765    0.00%     0.70%      6.72%
   Platinum Investor FlexDirector                        202    11.52        2,326    0.31%     0.70%      7.05%
   Platinum Investor PLUS                              8,867    12.63      112,031    0.45%     0.70%      7.05%
   Platinum Investor Survivor                          9,890     8.17       80,775    0.49%     0.40%      7.37%
   Platinum Investor Survivor II                       6,637    11.76       78,081    0.41%     0.75%      7.00%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                    129,022     6.36      820,117    2.12%     0.75%      2.05%


                                   VL-R - 75

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005 are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                   Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America                                            --   $ 7.37   $       --    0.00%     0.35%     13.34%
   Corporate America (reduced surrender charge)                957    12.83       12,280    0.00%     0.65%     13.01%
   Platinum Investor I & II                                 59,320     7.22      428,152    0.00%     0.75%     12.89%
   Platinum Investor III                                   312,523     7.10    2,219,037    0.00%     0.70%     12.95%
   Platinum Investor IV                                      4,230    11.30       47,791    0.00%     0.70%     12.98%
   Platinum Investor FlexDirector                              536    12.49        6,690    0.00%     0.70%     12.95%
   Platinum Investor PLUS                                   38,696    13.24      512,286    0.00%     0.70%     12.95%
   Platinum Investor Survivor                               27,509     7.35      202,176    0.00%     0.40%     13.29%
   Platinum Investor Survivor II                            10,134    12.14      123,066    0.00%     0.75%     12.89%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                            8,341    13.28      110,794    0.63%     0.75%     17.17%
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                 12,083    13.38      161,680    1.82%     0.75%      3.11%
   Platinum Investor III                                    39,564    13.40      530,087    1.64%     0.70%      3.17%
   Platinum Investor IV                                     13,581    10.24      139,032    0.00%     0.70%      2.37%
   Platinum Investor FlexDirector                               33    10.92          355    0.00%     0.70%      3.17%
   Platinum Investor PLUS                                    4,273    13.40       57,255    0.64%     0.70%      3.17%
   Platinum Investor Survivor                                  433    13.51        5,853   15.63%     0.40%      3.48%
   Platinum Investor Survivor II                             4,026    13.38       53,866    1.66%     0.75%      3.11%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor I & II                                 12,012    19.08      229,194    1.55%     0.75%     13.46%
   Platinum Investor III                                    89,885    19.11    1,717,343    0.82%     0.70%     13.51%
   Platinum Investor IV                                     14,555    11.60      168,845    0.00%     0.70%     16.01%
   Platinum Investor FlexDirector                               10    12.68          132    0.32%     0.70%     13.51%
   Platinum Investor PLUS                                    8,797    19.11      168,068    0.81%     0.70%     13.51%
   Platinum Investor Survivor                                4,782    19.26       92,101    0.64%     0.40%     13.85%
   Platinum Investor Survivor II                             3,411    19.08       65,075    1.05%     0.75%     13.46%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                            8,291    12.71      105,365    6.07%     0.75%      1.55%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                           39,631    14.19      562,357    2.58%     0.75%      1.33%
   Corporate America                                         2,227    15.78       35,144    2.82%     0.35%      1.74%
   Corporate America (reduced surrender charge)              5,843    10.46       61,112    2.82%     0.65%      1.43%
   Platinum Investor I & II                                169,980    15.46    2,627,400    2.82%     0.75%      1.33%
   Platinum Investor III                                   472,070    15.53    7,330,772    2.58%     0.70%      1.38%
   Platinum Investor IV                                     13,415    10.03      134,583    2.25%     0.70%      0.32%
   Platinum Investor FlexDirector                              552    10.52        5,813    2.37%     0.70%      1.38%
   Platinum Investor PLUS                                   34,717    13.11      455,156    2.82%     0.70%      1.38%
   Platinum Investor Survivor                               50,322    15.74      792,015    2.53%     0.40%      1.69%
   Platinum Investor Survivor II                            25,695    13.28      341,190    2.44%     0.75%      1.33%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                         1,293    11.54       14,927    2.65%     0.35%      2.14%
   Platinum Investor I & II                                102,222    11.31    1,155,888    2.02%     0.75%      1.74%

                                   VL-R - 76

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005 are as follows:

                                                                                                  Investment
                                                                                                    Income    Expense    Total
Divisions                                                          Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio - Administrative Class -
  Continued
   Platinum Investor III                                           222,854   $11.33   $ 2,524,319    2.79%     0.70%      1.79%
   Platinum Investor IV                                             12,215    10.16       124,159    2.60%     0.70%      1.64%
   Platinum Investor FlexDirector                                    6,204    10.22        63,427    3.13%     0.70%      1.79%
   Platinum Investor PLUS                                           27,436    10.54       289,255    2.63%     0.70%      1.79%
   Platinum Investor Survivor                                       32,107    11.51       369,672    2.64%     0.40%      2.09%
   Platinum Investor Survivor II                                    29,438    10.63       313,034    2.73%     0.75%      1.74%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                                   41,035    12.64       518,568    3.37%     0.75%      1.69%
   Corporate America                                                    --    13.52            --    3.42%     0.35%      2.09%
   Corporate America (reduced surrender charge)                      4,324    10.26        44,383    3.42%     0.65%      1.79%
   Platinum Investor I & II                                        304,679    13.24     4,034,932    3.53%     0.75%      1.69%
   Platinum Investor III                                         1,208,514    13.32    16,098,999    4.27%     0.70%      1.74%
   Platinum Investor IV                                             22,535    10.12       228,029    2.96%     0.70%      1.19%
   Platinum Investor FlexDirector                                    9,165    10.42        95,488    3.74%     0.70%      1.74%
   Platinum Investor PLUS                                           67,040    11.61       778,460    3.52%     0.70%      1.74%
   Platinum Investor Survivor                                       97,859    13.48     1,319,594    4.43%     0.40%      2.04%
   Platinum Investor Survivor II                                    93,995    11.71     1,101,055    4.68%     0.75%      1.69%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                        217,065    10.77     2,337,632    1.32%     0.75%      5.38%
   Platinum Investor III                                            54,104    10.77       582,964    1.29%     0.70%      5.43%
   Platinum Investor PLUS                                            1,048    10.77        11,287    1.32%     0.70%      5.43%
   Platinum Investor Survivor                                       27,282    10.81       294,897    1.32%     0.40%      5.75%
   Platinum Investor Survivor II                                       558    10.77         6,012    1.57%     0.75%      5.38%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                                 3,402    10.93        37,194    0.00%     0.35%      6.31%
   Platinum Investor I & II                                        309,209    10.89     3,366,299    0.00%     0.75%      5.89%
   Platinum Investor III                                           135,246    10.89     1,473,170    0.00%     0.70%      5.94%
   Platinum Investor PLUS                                            5,652    10.89        61,565    0.00%     0.70%      5.94%
   Platinum Investor Survivor                                       11,323    10.93       123,729    0.00%     0.40%      6.26%
   Platinum Investor Survivor II                                    19,598    10.89       213,357    0.00%     0.75%      5.89%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                                   13,413    14.03       188,182    7.19%     0.75%      2.28%
   Corporate America                                               453,182    14.39     6,519,762    6.70%     0.35%      2.69%
   Corporate America (reduced surrender charge)                      8,287    10.63        88,056    6.70%     0.65%      2.38%
   Platinum Investor I & II                                         69,950    13.55       947,869    6.86%     0.75%      2.28%
   Platinum Investor III                                           165,340    14.52     2,401,485    4.20%     0.70%      2.33%
   Platinum Investor IV                                              4,050    10.11        40,950    0.00%     0.70%      1.10%
   Platinum Investor FlexDirector                                      126    10.87         1,369    4.78%     0.70%      2.33%
   Platinum Investor PLUS                                            7,836    13.46       105,479    6.41%     0.70%      2.33%
   Platinum Investor Survivor                                        9,432    14.36       135,474    1.64%     0.40%      2.64%
   Platinum Investor Survivor II                                     1,832    13.82        25,327    8.15%     0.75%      2.28%


                                   VL-R - 77

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005 are as follows:

                                                                                        Investment
                                                                                          Income    Expense    Total
Divisions                                                  Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                      557,678   $11.80   $6,579,575    1.43%     0.35%      4.86%
   Corporate America (reduced surrender charge)            13,093    11.25      147,352    1.43%     0.65%      4.55%
   Platinum Investor I & II                               407,918    12.17    4,966,360    1.59%     0.75%      4.44%
   Platinum Investor III                                  559,533    11.00    6,155,601    1.47%     0.70%      4.50%
   Platinum Investor IV                                    18,263    10.39      189,737    0.00%     0.70%      3.89%
   Platinum Investor FlexDirector                          11,478    11.03      126,565    1.38%     0.70%      4.50%
   Platinum Investor PLUS                                  33,887    12.31      417,233    1.43%     0.70%      4.50%
   Platinum Investor Survivor                              63,377    11.78      746,490    1.71%     0.40%      4.81%
   Platinum Investor Survivor II                            5,634    12.07       68,027    1.72%     0.75%      4.44%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America                                           --    12.61           --    1.54%     0.35%     13.70%
   Corporate America (reduced surrender charge)               246    13.04        3,212    1.54%     0.65%     13.36%
   Platinum Investor I & II                               175,186    14.58    2,554,483    0.85%     0.75%     13.25%
   Platinum Investor III                                  176,714    12.91    2,282,174    1.21%     0.70%     13.31%
   Platinum Investor IV                                     8,958    11.32      101,365    0.00%     0.70%     13.15%
   Platinum Investor FlexDirector                             187    12.81        2,390    0.55%     0.70%     13.31%
   Platinum Investor PLUS                                  12,489    15.18      189,541    0.70%     0.70%     13.31%
   Platinum Investor Survivor                              34,596    12.59      435,400    0.87%     0.40%     13.65%
   Platinum Investor Survivor II                            8,453    16.48      139,346    0.78%     0.75%     13.25%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                          19,801    21.04      416,707    0.19%     0.75%      6.23%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                          16,995     6.19      105,252    0.00%     0.75%     11.31%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                          66,242     6.04      399,942    0.59%     0.75%      4.91%
Scudder VIT Equity 500 Index Fund - Class A
   Legacy Plus                                                 --    10.55           --    2.93%     0.75%      3.90%
SunAmerica - Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                21,479    12.49      268,304    0.00%     0.75%      7.93%
   Platinum Investor III                                   43,699    12.51      546,865    0.00%     0.70%      7.98%
   Platinum Investor IV                                     3,453    10.62       36,675    0.00%     0.70%      6.20%
   Platinum Investor PLUS                                   8,418    13.29      111,874    0.00%     0.70%      7.98%
   Platinum Investor Survivor                                 888    12.65       11,239    0.00%     0.40%      8.30%
   Platinum Investor Survivor II                              647    12.49        8,085    0.00%     0.75%      7.93%
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                   725    10.84        7,860    3.86%     0.75%      1.14%
   Platinum Investor III                                   64,701    10.86      702,653    2.66%     0.70%      1.19%
   Platinum Investor IV                                     4,063    10.12       41,111    3.69%     0.70%      1.17%
   Platinum Investor PLUS                                  17,524    11.20      196,315    2.60%     0.70%      1.19%
   Platinum Investor Survivor II                            1,541    10.84       16,703    2.73%     0.75%      1.14%
UIF Equity Growth Portfolio - Class I
   Platinum Investor I & II                               278,116    11.79    3,279,112    0.47%     0.75%     14.85%
   Platinum Investor III                                   88,812     7.92      703,309    0.46%     0.70%     14.90%


                                   VL-R - 78

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005 are as follows:

                                                                                Investment
                                                                                  Income    Expense    Total
Divisions                                          Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------------------------------------------------
UIF Equity Growth Portfolio - Class I - Continued
   Platinum Investor IV                             1,164   $11.87   $   13,815    0.31%     0.70%     18.72%
   Platinum Investor PLUS                           4,916    12.61       61,991    0.46%     0.70%     14.90%
   Platinum Investor Survivor                      21,789     7.58      165,054    0.46%     0.40%     15.25%
   Platinum Investor Survivor II                      336    11.13        3,735    0.45%     0.75%     14.85%
UIF High Yield Portfolio - Class I
   Platinum Investor I & II                        81,303    11.17      908,279    7.18%     0.75%      0.30%
   Platinum Investor III                           28,540    11.59      330,786    7.30%     0.70%      0.35%
   Platinum Investor IV                               798     9.99        7,976    1.87%     0.70%     -0.11%
   Platinum Investor FlexDirector                   2,432    10.83       26,347    7.68%     0.70%      0.35%
   Platinum Investor PLUS                           3,164    12.94       40,952    7.87%     0.70%      0.35%
   Platinum Investor Survivor                      72,980    10.90      795,784   12.17%     0.40%      0.65%
   Platinum Investor Survivor II                    5,458    12.63       68,916    6.29%     0.75%      0.30%
VALIC Company I - International Equities Fund
   AG Legacy Plus                                  14,963     9.54      142,691    1.63%     0.75%     16.11%
   Platinum Investor I & II                        73,508    12.23      899,274    1.66%     0.75%     16.11%
   Platinum Investor III                           90,430    10.59      957,210    1.75%     0.70%     16.17%
   Platinum Investor IV                             1,971    11.57       22,799    1.26%     0.70%     15.68%
   Platinum Investor FlexDirector                     605    13.01        7,871    1.23%     0.70%     16.17%
   Platinum Investor PLUS                          11,992    13.86      166,203    1.55%     0.70%     16.17%
   Platinum Investor Survivor                      14,245     9.41      133,999    1.75%     0.40%     16.52%
   Platinum Investor Survivor II                    1,326    14.40       19,100    1.73%     0.75%     16.11%
VALIC Company I - Mid Cap Index Fund
   AG Legacy Plus                                  22,947    14.33      328,807    0.93%     0.75%     11.36%
   Corporate America                                5,967    15.63       93,231    0.97%     0.35%     11.81%
   Corporate America (reduced surrender charge)     2,099    12.56       26,356    0.97%     0.65%     11.47%
   Platinum Investor I & II                       375,993    21.25    7,988,267    0.98%     0.75%     11.36%
   Platinum Investor III                          435,960    13.96    6,087,361    0.98%     0.70%     11.42%
   Platinum Investor IV                            10,165    11.15      113,354    0.72%     0.70%     11.51%
   Platinum Investor FlexDirector                      37    12.10          451    0.70%     0.70%     11.42%
   Platinum Investor PLUS                          41,815    14.38      601,133    0.94%     0.70%     11.42%
   Platinum Investor Survivor                      62,602    15.60      976,586    0.99%     0.40%     11.75%
   Platinum Investor Survivor II                   28,083    15.67      440,177    0.94%     0.75%     11.36%
VALIC Company I - Money Market I Fund
   AG Legacy Plus                                  28,169    10.72      302,068    3.28%     0.75%      1.96%
   Corporate America                                   --    11.20           --    1.17%     0.35%      2.37%
   Corporate America (reduced surrender charge)     5,751    10.23       58,803    1.17%     0.65%      2.06%
   Legacy Plus                                         --    11.29           --    3.50%     0.75%      1.96%
   Platinum Investor I & II                       753,360    11.82    8,904,036    2.58%     0.75%      1.96%
   Platinum Investor III                          739,009    10.65    7,869,198    2.87%     0.70%      2.01%
   Platinum Investor IV                            34,550    10.19      352,032    3.79%     0.70%      1.89%
   Platinum Investor FlexDirector                      --    10.22           --    0.79%     0.70%      2.01%
   Platinum Investor PLUS                          38,373    10.23      392,587    3.01%     0.70%      2.01%


                                   VL-R - 79

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005 are as follows:

                                                                                    Investment
                                                                                      Income    Expense    Total
Divisions                                            Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------------------------------------------------------------
VALIC Company I - Money Market I Fund - Continued
   Platinum Investor Survivor                        161,850   $11.18   $ 1,809,085    3.05%     0.40%      2.32%
   Platinum Investor Survivor II                     474,926    10.25     4,867,384    2.82%     0.75%      1.96%
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor I & II                          208,009     4.87     1,013,403    0.13%     0.75%      0.49%
   Platinum Investor III                             500,610     4.79     2,397,938    0.13%     0.70%      0.54%
   Platinum Investor IV                                1,478    10.63        15,709    0.08%     0.70%      6.28%
   Platinum Investor FlexDirector                         72    10.84           785    0.10%     0.70%      0.54%
   Platinum Investor PLUS                             16,202    13.73       222,513    0.14%     0.70%      0.54%
   Platinum Investor Survivor                         12,264     4.96        60,838    0.08%     0.40%      0.84%
   Platinum Investor Survivor II                      52,347    10.33       540,517    0.14%     0.75%      0.49%
VALIC Company I - Science & Technology Fund
   Platinum Investor I & II                           74,475     4.05       301,637    0.00%     0.75%      2.56%
   Platinum Investor III                             200,266     4.02       804,835    0.00%     0.70%      2.61%
   Platinum Investor IV                                1,452    10.62        15,422    0.00%     0.70%      6.23%
   Platinum Investor FlexDirector                         77    10.22           786    0.00%     0.70%      2.61%
   Platinum Investor PLUS                              3,768    12.46        46,935    0.00%     0.70%      2.61%
   Platinum Investor Survivor                         17,472     4.12        72,057    0.00%     0.40%      2.92%
   Platinum Investor Survivor II                       1,543     9.34        14,413    0.00%     0.75%      2.56%
VALIC Company I - Small Cap Index Fund
   Corporate America                                     211    13.99         2,943    0.95%     0.35%      3.90%
   Platinum Investor I & II                          132,028    13.70     1,808,759    0.88%     0.75%      3.49%
   Platinum Investor III                             231,947    13.50     3,130,218    0.93%     0.70%      3.54%
   Platinum Investor IV                                8,875    10.63        94,331    0.68%     0.70%      6.28%
   Platinum Investor FlexDirector                         86    11.36           979    0.74%     0.70%      3.54%
   Platinum Investor PLUS                             26,561    14.27       379,123    0.77%     0.70%      3.54%
   Platinum Investor Survivor                         12,269    13.95       171,149    0.92%     0.40%      3.85%
   Platinum Investor Survivor II                       4,667    15.34        71,610    1.03%     0.75%      3.49%
VALIC Company I - Stock Index Fund
   AG Legacy Plus                                     85,120     8.66       737,309    1.38%     0.75%      3.78%
   Corporate America                                   6,813     8.71        59,349    1.48%     0.35%      4.20%
   Corporate America (reduced surrender charge)        4,844    11.25        54,477    1.48%     0.65%      3.88%
   Platinum Investor I & II                        1,273,723    11.87    15,117,163    1.47%     0.75%      3.78%
   Platinum Investor III                           1,790,096     8.99    16,086,446    1.49%     0.70%      3.83%
   Platinum Investor IV                               15,431    10.42       160,853    1.03%     0.70%      4.24%
   Platinum Investor FlexDirector                      8,262    10.95        90,468    1.38%     0.70%      3.83%
   Platinum Investor PLUS                            107,062    12.31     1,318,403    1.54%     0.70%      3.83%
   Platinum Investor Survivor                        377,870     8.70     3,286,369    1.46%     0.40%      4.14%
   Platinum Investor Survivor II                      32,344    11.46       370,556    1.75%     0.75%      3.78%
Van Kampen LIT Emerging Growth Portfolio - Class I
   AG Legacy Plus                                     11,386     5.09        57,942    0.25%     0.75%      7.13%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                     12,089    13.26       160,256    4.10%     0.75%      2.77%

                                   VL-R - 80

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2005 are as follows:

                                                                                   Investment
                                                                                     Income    Expense    Total
Divisions                                             Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                          256,301   $13.03   $3,339,226    0.86%     0.75%      9.17%
   Platinum Investor III                             426,793    13.05    5,570,693    1.38%     0.70%      9.22%
   Platinum Investor IV                               18,660    10.86      202,726    0.00%     0.70%      8.64%
   Platinum Investor FlexDirector                        615    11.82        7,272    1.89%     0.70%      9.22%
   Platinum Investor PLUS                             21,097    13.30      280,565    0.99%     0.70%      9.22%
   Platinum Investor Survivor                         32,202    13.20      424,960    1.50%     0.40%      9.55%
   Platinum Investor Survivor II                      16,415    13.03      213,863    0.59%     0.75%      9.17%
Vanguard VIF High Yield Bond Portfolio
   Corporate America (reduced surrender charge)        1,604    10.53       16,886    0.00%     0.65%      2.09%
   Platinum Investor I & II                           84,057    13.01    1,093,916    8.12%     0.75%      1.99%
   Platinum Investor III                             257,084    13.12    3,373,341    5.78%     0.70%      2.04%
   Platinum Investor IV                               10,483    10.13      106,234    0.00%     0.70%      1.34%
   Platinum Investor FlexDirector                         47    10.88          515    4.15%     0.70%      2.04%
   Platinum Investor PLUS                             27,827    12.62      351,119    6.71%     0.70%      2.04%
   Platinum Investor Survivor                         16,323    13.25      216,306    3.51%     0.40%      2.34%
   Platinum Investor Survivor II                       5,483    12.90       70,762   11.75%     0.75%      1.99%
Vanguard VIF REIT Index Portfolio
   Corporate America                                     783    24.63       19,276    1.88%     0.35%     11.45%
   Corporate America (reduced surrender charge)        1,006    12.87       12,942    1.88%     0.65%     11.11%
   Platinum Investor I & II                          116,855    24.13    2,819,784    2.52%     0.75%     11.00%
   Platinum Investor III                             289,714    24.15    6,996,982    2.53%     0.70%     11.06%
   Platinum Investor IV                               25,262    11.55      291,840    0.00%     0.70%     15.52%
   Platinum Investor FlexDirector                      5,355    13.44       71,970    2.89%     0.70%     11.06%
   Platinum Investor PLUS                             37,885    18.17      688,310    2.23%     0.70%     11.06%
   Platinum Investor Survivor                         25,808    24.57      634,112    2.54%     0.40%     11.39%
   Platinum Investor Survivor II                      24,601    21.03      517,271    2.76%     0.75%     11.00%

                                   VL-R - 81

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                   Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                           24,949   $ 8.04   $  200,562    0.74%     0.75%     23.08%
   Corporate America                                         7,229     7.78       56,259    0.70%     0.35%     23.57%
   Corporate America (reduced surrender charge)                679    11.67        7,918    0.70%     0.65%     16.65%
   Platinum Investor I & II                                322,093    11.13    3,583,368    0.64%     0.75%     23.08%
   Platinum Investor III                                   303,164     9.34    2,832,247    0.86%     0.70%     23.14%
   Platinum Investor PLUS                                    9,886    12.93      127,771    0.84%     0.70%     23.14%
   Platinum Investor Survivor                               67,704     7.77      526,286    0.75%     0.40%     23.51%
   Platinum Investor Survivor II                            16,895    13.54      228,742    1.10%     0.75%     23.08%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                         5,835     6.24       36,396    0.46%     0.35%      5.40%
   Platinum Investor I & II                                850,688     9.94    8,454,221    0.46%     0.75%      4.98%
   Platinum Investor III                                   499,376     7.39    3,690,457    0.49%     0.70%      5.03%
   Platinum Investor FlexDirector                              204    10.20        2,077    0.01%     0.70%      1.98%
   Platinum Investor PLUS                                   16,704    10.72      179,141    0.59%     0.70%      5.03%
   Platinum Investor Survivor                              116,072     6.23      723,141    0.47%     0.40%      5.35%
   Platinum Investor Survivor II                             7,228     9.24       66,822    0.59%     0.75%      4.98%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor I & II                                     98    12.94        1,274    0.00%     0.75%      7.38%
   Platinum Investor III                                    32,709    12.95      423,493    0.00%     0.70%      7.43%
   Platinum Investor PLUS                                    9,034    12.95      116,963    0.00%     0.70%      7.43%
   Platinum Investor Survivor                                  150    13.01        1,949    0.00%     0.40%      7.76%
   Platinum Investor Survivor II                               128    12.94        1,657    0.00%     0.75%      7.38%
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor I & II                                  8,879    15.23      135,202    0.00%     0.75%     12.20%
   Platinum Investor III                                    44,400    15.24      676,660    0.00%     0.70%     12.25%
   Platinum Investor FlexDirector                            5,687    10.64       60,491    0.00%     0.70%      6.37%
   Platinum Investor PLUS                                    6,756    15.24      102,960    0.00%     0.70%     12.25%
   Platinum Investor Survivor                                  245    15.32        3,755    0.00%     0.40%     12.59%
   Platinum Investor Survivor II                               930    15.23       14,167    0.00%     0.75%     12.20%
American Century VP Value Fund - Class I
   AG Legacy Plus                                           34,128    16.83      574,449    0.90%     0.75%     13.48%
   Corporate America                                         2,990    15.46       46,225    1.19%     0.35%     13.93%
   Corporate America (reduced surrender charge)                 --    10.74           --    0.00%     0.65%      0.00%
   Platinum Investor I & II                                232,577    15.21    3,536,470    0.95%     0.75%     13.48%
   Platinum Investor III                                   526,802    15.12    7,963,343    0.86%     0.70%     13.54%
   Platinum Investor FlexDirector                               31    10.82          339    0.00%     0.70%      8.25%
   Platinum Investor PLUS                                   39,732    12.81      508,822    0.74%     0.70%     13.54%
   Platinum Investor Survivor                               32,550    15.43      502,214    0.97%     0.40%     13.88%
   Platinum Investor Survivor II                           100,250    13.39    1,342,791    0.80%     0.75%     13.48%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                                 70,710     8.18      578,349    0.00%     0.75%     10.04%
   Platinum Investor III                                   139,946     8.01    1,121,164    0.00%     0.70%     10.10%

                                   VL-R - 82

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                        Investment
                                                                                          Income    Expense    Total
Divisions                                                  Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------------
Credit Suisse Small Cap Growth Portfolio - Continued
   Platinum Investor FlexDirector                           4,723   $10.13   $   47,865    0.00%     0.70%      1.34%
   Platinum Investor PLUS                                   8,424    12.79      107,735    0.00%     0.70%     10.10%
   Platinum Investor Survivor                               2,799     8.30       23,229    0.00%     0.40%     10.43%
   Platinum Investor Survivor II                            1,275    12.12       15,451    0.00%     0.75%     10.04%
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor I & II                                73,512    12.16      893,684    0.38%     0.75%     13.62%
   Platinum Investor III                                  204,536    11.96    2,445,717    0.42%     0.70%     13.68%
   Platinum Investor FlexDirector                               1    10.87           16    0.63%     0.70%      8.66%
   Platinum Investor PLUS                                  16,660    12.56      209,222    0.45%     0.70%     13.68%
   Platinum Investor Survivor                              17,825    12.34      219,877    0.38%     0.40%     14.02%
   Platinum Investor Survivor II                            5,689    13.76       78,254    0.43%     0.75%     13.62%
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Corporate America                                       11,224    11.52      129,279    0.19%     0.35%     10.95%
   Platinum Investor I & II                               375,824    13.92    5,230,135    0.20%     0.75%     10.51%
   Platinum Investor III                                  445,399    10.72    4,775,432    0.21%     0.70%     10.56%
   Platinum Investor PLUS                                  27,075    11.57      313,377    0.25%     0.70%     10.56%
   Platinum Investor Survivor                              63,847    11.50      734,526    0.21%     0.40%     10.90%
   Platinum Investor Survivor II                           58,627    12.58      737,356    0.23%     0.75%     10.51%
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Corporate America                                        6,905    13.36       92,230    4.03%     0.35%      3.01%
   Platinum Investor I & II                               311,327    13.33    4,150,241    4.03%     0.75%      2.60%
   Platinum Investor III                                  253,777    12.63    3,204,132    4.15%     0.70%      2.65%
   Platinum Investor PLUS                                  17,726    11.19      198,410    4.24%     0.70%      2.65%
   Platinum Investor Survivor                              25,471    13.34      339,808    4.25%     0.40%      2.96%
   Platinum Investor Survivor II                            7,145    11.24       80,289    4.21%     0.75%      2.60%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                          20,658    10.69      220,876    2.06%     0.75%      4.39%
   Platinum Investor I & II                               203,845    10.18    2,074,624    2.45%     0.75%      4.39%
   Platinum Investor III                                  208,895    10.16    2,121,544    2.09%     0.70%      4.44%
   Platinum Investor PLUS                                  17,720    11.61      205,736    1.51%     0.70%      4.44%
   Platinum Investor Survivor                               9,381    10.33       96,879    2.46%     0.40%      4.76%
   Platinum Investor Survivor II                           10,659    11.34      120,837    2.09%     0.75%      4.39%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                          42,128    12.40      522,390    0.19%     0.75%     14.30%
   Corporate America                                        3,812    11.05       42,136    0.23%     0.35%     14.76%
   Platinum Investor I & II                               379,667    10.87    4,127,445    0.18%     0.75%     14.30%
   Platinum Investor III                                  906,499    10.73    9,726,130    0.18%     0.70%     14.36%
   Platinum Investor FlexDirector                             321    10.95        3,516    0.00%     0.70%      9.52%
   Platinum Investor PLUS                                  71,987    12.84      924,266    0.13%     0.70%     14.36%
   Platinum Investor Survivor                              76,772    11.03      846,864    0.16%     0.40%     14.70%
   Platinum Investor Survivor II                           31,607    13.54      427,829    0.10%     0.75%     14.30%

                                   VL-R - 83

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                              Investment
                                                                                                Income    Expense    Total
Divisions                                                      Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                               63,754   $11.02   $   702,770    1.29%     0.75%     10.40%
   Corporate America                                            19,433    11.33       220,183    1.33%     0.35%     10.84%
   Corporate America (reduced surrender charge)                    714    10.81         7,720    1.33%     0.65%      8.09%
   Platinum Investor I & II                                    370,900    11.14     4,133,032    1.26%     0.75%     10.40%
   Platinum Investor III                                       877,982    11.16     9,797,110    1.24%     0.70%     10.46%
   Platinum Investor FlexDirector                                  620    10.62         6,583    0.00%     0.70%      6.24%
   Platinum Investor PLUS                                       53,918    12.02       647,840    1.03%     0.70%     10.46%
   Platinum Investor Survivor                                  107,323    11.31     1,213,488    1.21%     0.40%     10.79%
   Platinum Investor Survivor II                                49,011    12.19       597,443    1.07%     0.75%     10.40%
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                               28,730     8.12       233,262    0.12%     0.75%      2.35%
   Corporate America                                             5,424     6.91        37,464    0.13%     0.35%      2.76%
   Corporate America (reduced surrender charge)                    253    10.71         2,709    0.13%     0.65%      7.06%
   Platinum Investor I & II                                    345,944     6.79     2,349,941    0.13%     0.75%      2.35%
   Platinum Investor III                                     1,039,582     6.73     6,997,775    0.12%     0.70%      2.40%
   Platinum Investor FlexDirector                                7,404     9.75        72,173    0.00%     0.70%     -2.52%
   Platinum Investor PLUS                                       82,830    10.83       897,299    0.08%     0.70%      2.40%
   Platinum Investor Survivor                                   76,126     6.89       524,713    0.12%     0.40%      2.71%
   Platinum Investor Survivor II                                38,957     9.63       375,246    0.12%     0.75%      2.35%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor I & II                                     16,744    17.32       289,966    0.00%     0.75%     23.73%
   Platinum Investor III                                        38,471    17.33       666,778    0.00%     0.70%     23.79%
   Platinum Investor FlexDirector                                  288    11.59         3,338    0.00%     0.70%     15.86%
   Platinum Investor PLUS                                        6,345    17.33       109,964    0.00%     0.70%     23.79%
   Platinum Investor Survivor                                    1,816    17.42        31,630    0.00%     0.40%     24.16%
   Platinum Investor Survivor II                                   989    17.32        17,124    0.00%     0.75%     23.73%
Franklin Templeton - Franklin Small Cap Fund - Class 2
   AG Legacy Plus                                               22,445     7.01       157,376    0.00%     0.75%     10.64%
Franklin Templeton - Franklin Small Cap Value Securities
  Fund - Class 2
   Corporate America (reduced surrender charge)                    463    11.29         5,231    0.00%     0.65%     12.87%
   Platinum Investor I & II                                     12,505    16.30       203,817    0.24%     0.75%     22.82%
   Platinum Investor III                                        40,911    16.31       667,374    0.17%     0.70%     22.88%
   Platinum Investor FlexDirector                                  175    11.66         2,046    0.00%     0.70%     16.59%
   Platinum Investor PLUS                                       12,431    16.31       202,794    0.12%     0.70%     22.88%
   Platinum Investor Survivor                                    5,233    16.39        85,788    0.09%     0.40%     23.25%
   Platinum Investor Survivor II                                   502    16.30         8,175    0.18%     0.75%     22.82%
Franklin Templeton - Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                     16,861    11.39       191,999    3.63%     0.75%      2.70%
   Platinum Investor III                                       945,822    11.40    10,786,424    5.06%     0.70%      2.75%
   Platinum Investor PLUS                                       38,284    11.03       422,331    5.20%     0.70%      2.75%
   Platinum Investor Survivor                                      633    11.51         7,288    0.00%     0.40%      3.06%
   Platinum Investor Survivor II                                 5,867    11.39        66,809    4.55%     0.75%      2.70%

                                   VL-R - 84

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                                Investment
                                                                                                  Income    Expense    Total
Divisions                                                          Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton - Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                        54,608   $12.16   $  664,214    0.92%     0.75%     11.79%
   Platinum Investor III                                          539,268    12.18    6,569,138    0.74%     0.70%     11.85%
   Platinum Investor FlexDirector                                     312    10.73        3,345    0.00%     0.70%      7.29%
   Platinum Investor PLUS                                          19,639    11.98      235,235    0.70%     0.70%     11.85%
   Platinum Investor Survivor                                       1,777    12.29       21,841    0.87%     0.40%     12.18%
   Platinum Investor Survivor II                                   18,978    12.16      230,842    0.74%     0.75%     11.79%
Franklin Templeton - Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                  18,777     9.92      186,284    1.11%     0.75%     17.64%
   Platinum Investor I & II                                       123,981    12.42    1,539,261    1.04%     0.75%     17.64%
   Platinum Investor III                                          685,074    12.43    8,518,121    1.00%     0.70%     17.70%
   Platinum Investor FlexDirector                                     437    11.10        4,852    0.00%     0.70%     11.04%
   Platinum Investor PLUS                                          14,282    12.02      171,694    0.97%     0.70%     17.70%
   Platinum Investor Survivor                                      19,552    12.55      245,299    0.68%     0.40%     18.06%
   Platinum Investor Survivor II                                   48,400    12.42      600,897    0.90%     0.75%     17.64%
Goldman Sachs Capital Growth Fund
   Platinum Investor I & II                                        13,994     9.26      129,523    0.69%     0.75%      8.27%
   Platinum Investor III                                           14,378     9.27      133,348    0.67%     0.70%      8.33%
   Platinum Investor PLUS                                             113    11.33        1,284    0.70%     0.70%      8.33%
   Platinum Investor Survivor                                     703,774     9.39    6,607,533    0.69%     0.40%      8.65%
   Platinum Investor Survivor II                                  185,421     9.83    1,823,417    0.68%     0.75%      8.27%
Janus Aspen Series International Growth Portfolio - Service
  Shares
   Corporate America                                                3,189     8.02       25,585    0.82%     0.35%     18.27%
   Platinum Investor I & II                                       115,724     7.89      913,122    0.96%     0.75%     17.80%
   Platinum Investor III                                          229,457     7.84    1,798,205    0.86%     0.70%     17.86%
   Platinum Investor FlexDirector                                  12,784    10.87      139,004    0.67%     0.70%      8.73%
   Platinum Investor PLUS                                           7,613    12.56       95,613    0.87%     0.70%     17.86%
   Platinum Investor Survivor                                      31,781     8.01      254,455    0.78%     0.40%     18.21%
   Platinum Investor Survivor II                                    4,427    12.40       54,914    0.83%     0.75%     17.80%
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Corporate America                                                  486     5.40        2,624    0.00%     0.35%     20.05%
   Platinum Investor I & II                                        52,125     5.31      276,772    0.00%     0.75%     19.58%
   Platinum Investor III                                          402,410     5.18    2,084,632    0.00%     0.70%     19.63%
   Platinum Investor PLUS                                           8,596    13.54      116,353    0.00%     0.70%     19.63%
   Platinum Investor Survivor                                      26,338     5.39      141,904    0.00%     0.40%     19.99%
   Platinum Investor Survivor II                                    1,788    12.08       21,605    0.00%     0.75%     19.58%
Janus Aspen Series Worldwide Growth Portfolio - Service Shares
   Corporate America                                                9,360     6.60       61,819    0.90%     0.35%      4.16%
   Platinum Investor I & II                                       125,130     6.50      812,781    0.89%     0.75%      3.75%
   Platinum Investor III                                          367,344     6.44    2,365,764    0.94%     0.70%      3.80%
   Platinum Investor PLUS                                          12,476    10.28      128,308    1.00%     0.70%      3.80%
   Platinum Investor Survivor                                      37,089     6.59      244,452    0.87%     0.40%      4.11%
   Platinum Investor Survivor II                                   41,215     9.85      405,949    0.92%     0.75%      3.75%

                                   VL-R - 85

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                     Investment
                                                                                       Income    Expense    Total
Divisions                                              Units   Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                              1,976   $14.86   $   29,370    0.28%     0.75%     20.15%
   Platinum Investor III                                27,069    14.87      402,580    0.21%     0.70%     20.22%
   Platinum Investor PLUS                                4,533    14.87       67,410    0.07%     0.70%     20.22%
   Platinum Investor Survivor                              207    14.95        3,088    0.00%     0.40%     20.58%
   Platinum Investor Survivor II                           485    14.86        7,201    0.24%     0.75%     20.15%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                             40,867    11.41      466,324    0.00%     0.75%     26.22%
   Platinum Investor III                               104,066    11.23    1,168,558    0.00%     0.70%     26.28%
   Platinum Investor PLUS                                5,929    13.98       82,890    0.00%     0.70%     26.28%
   Platinum Investor Survivor                            1,835    11.58       21,241    0.00%     0.40%     26.66%
   Platinum Investor Survivor II                         3,146    14.66       46,129    0.00%     0.75%     26.22%
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                        --     6.79           --    0.72%     0.35%     12.07%
   Platinum Investor I & II                            113,938     6.67      760,376    0.35%     0.75%     11.62%
   Platinum Investor III                               415,444     6.74    2,798,020    0.33%     0.70%     11.68%
   Platinum Investor FlexDirector                          173    10.58        1,832    0.00%     0.70%      5.78%
   Platinum Investor PLUS                               33,139    11.34      375,934    0.28%     0.70%     11.68%
   Platinum Investor Survivor                           36,766     6.77      248,968    0.32%     0.40%     12.01%
   Platinum Investor Survivor II                         3,156    10.33       32,620    0.39%     0.75%     11.62%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                        9,619    10.72      103,163    0.00%     0.75%     12.12%
   Corporate America                                     1,040     4.95        5,148    0.00%     0.35%     12.56%
   Corporate America (reduced surrender charge)            920    11.38       10,472    0.00%     0.65%     13.78%
   Platinum Investor I & II                            706,671    10.44    7,378,706    0.00%     0.75%     12.12%
   Platinum Investor III                             1,024,961     5.53    5,666,609    0.00%     0.70%     12.17%
   Platinum Investor FlexDirector                          197    10.52        2,070    0.00%     0.70%      5.25%
   Platinum Investor PLUS                               29,670    11.64      345,413    0.00%     0.70%     12.17%
   Platinum Investor Survivor                          168,768     4.94      834,232    0.00%     0.40%     12.51%
   Platinum Investor Survivor II                        32,210    10.01      322,533    0.00%     0.75%     12.12%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                       16,207     7.83      126,844    0.00%     0.75%      5.72%
   Corporate America                                     2,716     8.52       23,152    0.00%     0.35%      6.15%
   Platinum Investor I & II                             88,892     8.38      745,230    0.00%     0.75%      5.72%
   Platinum Investor III                               266,177     8.21    2,185,903    0.00%     0.70%      5.78%
   Platinum Investor FlexDirector                          256     9.96        2,551    0.00%     0.70%     -0.45%
   Platinum Investor PLUS                               16,920    11.16      188,768    0.00%     0.70%      5.78%
   Platinum Investor Survivor                           10,480     8.51       89,153    0.00%     0.40%      6.09%
   Platinum Investor Survivor II                         8,483    10.75       91,201    0.00%     0.75%      5.72%
MFS VIT Research Series - Initial Class
   Corporate America                                     3,158     7.62       24,069    1.02%     0.35%     15.45%
   Platinum Investor I & II                             48,222     7.50      361,482    1.09%     0.75%     14.98%
   Platinum Investor III                               159,378     7.47    1,190,107    0.98%     0.70%     15.04%
   Platinum Investor FlexDirector                          106    10.76        1,145    0.00%     0.70%      7.60%

                                   VL-R - 86

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                                  Investment
                                                                                                    Income    Expense    Total
Divisions                                                            Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------------------------------------------------------------------
MFS VIT Research Series - Initial Class - Continued
   Platinum Investor PLUS                                             6,148   $11.80   $   72,553    0.87%     0.70%     15.04%
   Platinum Investor Survivor                                         9,692     7.61       73,719    1.08%     0.40%     15.39%
   Platinum Investor Survivor II                                      5,340    10.99       58,713    0.86%     0.75%     14.98%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                   146,574     6.23      912,934    1.62%     0.75%     10.49%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America                                                  1,789     6.50       11,630    0.00%     0.35%     15.90%
   Corporate America (reduced surrender charge)                         233    11.35        2,641    0.00%     0.65%     13.51%
   Platinum Investor I & II                                          59,627     6.39      381,211    0.00%     0.75%     15.44%
   Platinum Investor III                                            288,190     6.29    1,811,647    0.00%     0.70%     15.50%
   Platinum Investor FlexDirector                                       166    11.06        1,834    0.00%     0.70%     10.58%
   Platinum Investor PLUS                                            28,648    11.72      335,784    0.00%     0.70%     15.50%
   Platinum Investor Survivor                                        27,565     6.49      178,820    0.00%     0.40%     15.84%
   Platinum Investor Survivor II                                      7,849    10.76       84,431    0.00%     0.75%     15.44%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                    12,141    11.34      137,643    0.01%     0.75%     18.09%
Oppenheimer Balanced Fund/VA - Non-Service Shares *
   Platinum Investor I & II                                           2,395    12.98       31,076    1.98%     0.75%      9.28%
   Platinum Investor III                                             29,690    12.99      385,585    0.45%     0.70%      9.33%
   Platinum Investor PLUS                                            14,439    12.99      187,517    1.68%     0.70%      9.33%
   Platinum Investor Survivor                                           433    13.05        5,656    0.99%     0.40%      9.66%
   Platinum Investor Survivor II                                      3,870    12.98       50,218    0.90%     0.75%      9.28%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor I & II                                           4,798    16.82       80,687    0.83%     0.75%     18.27%
   Platinum Investor III                                             51,328    16.83      863,930    0.82%     0.70%     18.33%
   Platinum Investor FlexDirector                                         2    11.17           24    0.00%     0.70%     11.74%
   Platinum Investor PLUS                                             5,613    16.83       94,470    0.18%     0.70%     18.33%
   Platinum Investor Survivor                                         2,375    16.92       40,174    1.20%     0.40%     18.69%
   Platinum Investor Survivor II                                        378    16.82        6,364    1.49%     0.75%     18.27%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                     8,004    12.51      100,163    6.11%     0.75%      8.15%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                                    47,824    14.00      669,702    0.99%     0.75%      8.11%
   Corporate America                                                  2,327    15.51       36,096    0.91%     0.35%      8.54%
   Corporate America (reduced surrender charge)                         753    10.31        7,759    0.91%     0.65%      3.11%
   Platinum Investor I & II                                         119,851    15.25    1,828,190    0.99%     0.75%      8.11%
   Platinum Investor III                                            561,931    15.32    8,607,213    1.05%     0.70%      8.16%
   Platinum Investor FlexDirector                                       298    10.38        3,095    1.06%     0.70%      3.79%
   Platinum Investor PLUS                                            30,515    12.93      394,609    1.02%     0.70%      8.16%
   Platinum Investor Survivor                                        65,768    15.48    1,017,948    0.99%     0.40%      8.48%
   Platinum Investor Survivor II                                     36,406    13.10      477,063    0.96%     0.75%      8.11%

                                   VL-R - 87

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                      Investment
                                                                                        Income    Expense    Total
Divisions                                                Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                     21,965   $11.30   $  248,233    1.37%     0.35%      0.95%
   Platinum Investor I & II                             220,025    11.11    2,445,451    1.30%     0.75%      0.54%
   Platinum Investor III                                210,849    11.13    2,346,366    1.34%     0.70%      0.60%
   Platinum Investor FlexDirector                         4,059    10.04       40,769    1.29%     0.70%      0.44%
   Platinum Investor PLUS                                14,162    10.36      146,681    1.31%     0.70%      0.60%
   Platinum Investor Survivor                            40,126    11.28      452,530    1.70%     0.40%      0.90%
   Platinum Investor Survivor II                         30,365    10.45      317,371    1.25%     0.75%      0.54%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                        38,594    12.43      479,631    1.93%     0.75%      4.11%
   Corporate America                                      8,965    13.24      118,722    1.93%     0.35%      4.53%
   Platinum Investor I & II                             248,730    13.02    3,239,319    1.90%     0.75%      4.11%
   Platinum Investor III                                468,339    13.09    6,132,293    1.91%     0.70%      4.16%
   Platinum Investor FlexDirector                         6,295    10.24       64,463    1.65%     0.70%      2.40%
   Platinum Investor PLUS                                47,130    11.41      537,919    1.83%     0.70%      4.16%
   Platinum Investor Survivor                            46,766    13.21      617,992    1.77%     0.40%      4.47%
   Platinum Investor Survivor II                         58,228    11.52      670,760    1.81%     0.75%      4.11%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                             242,349    10.22    2,476,631    0.00%     0.75%      2.19%
   Platinum Investor III                                 55,443    10.22      566,601    0.00%     0.70%      2.20%
   Platinum Investor PLUS                                   998    10.22       10,195    0.00%     0.70%      2.20%
   Platinum Investor Survivor                            28,172    10.22      287,951    0.00%     0.40%      2.21%
   Platinum Investor Survivor II                            388    10.22        3,963    0.00%     0.75%      2.19%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                      3,474    10.28       35,720    0.00%     0.35%      2.83%
   Platinum Investor I & II                             347,832    10.28    3,576,078    0.00%     0.75%      2.81%
   Platinum Investor III                                137,933    10.28    1,418,142    0.00%     0.70%      2.81%
   Platinum Investor PLUS                                 4,979    10.28       51,195    0.00%     0.70%      2.81%
   Platinum Investor Survivor                            14,319    10.28      147,243    0.00%     0.40%      2.83%
   Platinum Investor Survivor II                         39,326    10.28      404,315    0.00%     0.75%      2.81%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                        12,958    13.72      177,740    8.10%     0.75%      8.39%
   Corporate America                                    396,103    14.01    5,549,288    8.00%     0.35%      8.82%
   Platinum Investor I & II                              60,463    13.25      801,033    8.55%     0.75%      8.39%
   Platinum Investor III                                 62,541    14.19      887,670    8.73%     0.70%      8.44%
   Platinum Investor FlexDirector                            65    10.63          689    0.00%     0.70%      6.27%
   Platinum Investor PLUS                                 6,150    13.15       80,902    7.70%     0.70%      8.44%
   Platinum Investor Survivor                             1,282    13.99       17,943    4.60%     0.40%      8.77%
   Platinum Investor Survivor II                          1,337    13.51       18,073   11.52%     0.75%      8.39%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                    499,841    11.25    5,623,805    1.35%     0.35%     10.72%
   Platinum Investor I & II                             491,902    11.66    5,734,037    1.53%     0.75%     10.28%
   Platinum Investor III                                524,351    10.53    5,520,350    1.50%     0.70%     10.34%
   Platinum Investor FlexDirector                         9,148    10.55       96,528    0.00%     0.70%      5.52%

                                   VL-R - 88

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                        Investment
                                                                                          Income    Expense    Total
Divisions                                                  Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB - Continued
   Platinum Investor PLUS                                  26,657   $11.78   $  314,093    1.26%     0.70%     10.34%
   Platinum Investor Survivor                              66,114    11.24      743,001    1.40%     0.40%     10.67%
   Platinum Investor Survivor II                            4,481    11.56       51,804    1.48%     0.75%     10.28%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America                                        2,293    11.09       25,426    0.85%     0.35%     20.56%
   Platinum Investor I & II                               204,673    12.88    2,635,270    1.20%     0.75%     20.08%
   Platinum Investor III                                  191,264    11.40    2,179,999    1.28%     0.70%     20.14%
   Platinum Investor FlexDirector                             112    11.31        1,269    0.00%     0.70%     13.08%
   Platinum Investor PLUS                                   8,737    13.39      117,028    0.86%     0.70%     20.14%
   Platinum Investor Survivor                              37,612    11.07      416,520    1.18%     0.40%     20.50%
   Platinum Investor Survivor II                            7,551    14.56      109,912    1.49%     0.75%     20.08%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                          25,092    19.81      497,060    0.34%     0.75%     25.27%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                          15,137     5.56       84,219    0.00%     0.75%     17.72%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                          57,401     5.76      330,363    0.24%     0.75%      4.25%
Safeco RST Core Equity Portfolio
   Platinum Investor I & II                                    --     9.17           --    2.18%     0.75%      4.59%
   Platinum Investor III                                       --     8.00           --    2.43%     0.70%      4.64%
   Platinum Investor PLUS                                      --    10.96           --    2.43%     0.70%      4.64%
   Platinum Investor Survivor                                  --     7.68           --    2.59%     0.40%      4.94%
   Platinum Investor Survivor II                               --     9.67           --    4.87%     0.75%      4.59%
Safeco RST Growth Opportunities Portfolio
   Corporate America                                           --    10.51           --    0.00%     0.35%     18.54%
   Platinum Investor I & II                                    --    10.26           --    0.00%     0.75%     18.09%
   Platinum Investor III                                       --    10.98           --    0.00%     0.70%     18.15%
   Platinum Investor PLUS                                      --    11.86           --    0.00%     0.70%     18.15%
   Platinum Investor Survivor                                  --    10.50           --    0.00%     0.40%     18.48%
   Platinum Investor Survivor II                               --    12.30           --    0.00%     0.75%     18.09%
Scudder VIT EAFE Equity Index Fund - Class A
   Legacy Plus                                                 --     9.81           --    0.00%     0.75%     18.18%
Scudder VIT Equity 500 Index Fund - Class A
   Legacy Plus                                              1,857    10.15       18,849    1.05%     0.75%      9.77%
SunAmerica - Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                 7,269    11.57       84,137    0.00%     0.75%     15.91%
   Platinum Investor III                                   29,137    11.59      337,687    0.00%     0.70%     15.97%
   Platinum Investor PLUS                                   6,198    12.31       76,281    0.00%     0.70%     15.97%
   Platinum Investor Survivor                               1,019    11.68       11,899    0.00%     0.40%     16.32%
   Platinum Investor Survivor II                              448    11.57        5,190    0.00%     0.75%     15.91%
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                   247    10.72        2,648    1.65%     0.75%      5.98%
   Platinum Investor III                                   52,736    10.73      565,994    1.80%     0.70%      6.03%

                                   VL-R - 89

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                        Investment
                                                                                          Income    Expense    Total
Divisions                                                Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------------
SunAmerica - SunAmerica Balanced Portfolio - Class 1 -
  Continued
   Platinum Investor PLUS                                 13,740   $11.07   $   152,117    1.70%     0.70%      6.03%
   Platinum Investor Survivor II                           1,250    10.72        13,403    1.57%     0.75%      5.98%
UIF Equity Growth Portfolio - Class I
   Platinum Investor I & II                              288,941    10.27     2,966,331    0.17%     0.75%      6.97%
   Platinum Investor III                                  79,302     6.89       546,540    0.18%     0.70%      7.02%
   Platinum Investor PLUS                                  4,155    10.98        45,596    0.19%     0.70%      7.02%
   Platinum Investor Survivor                             23,521     6.57       154,598    0.17%     0.40%      7.34%
   Platinum Investor Survivor II                             219     9.69         2,122    0.12%     0.75%      6.97%
UIF High Yield Portfolio - Class I
   Platinum Investor I & II                               93,804    11.14     1,044,759    5.86%     0.75%      8.67%
   Platinum Investor III                                  28,634    11.55       330,711    6.14%     0.70%      8.72%
   Platinum Investor FlexDirector                          1,735    10.79        18,729    0.00%     0.70%      7.94%
   Platinum Investor PLUS                                  2,194    12.90        28,302    5.96%     0.70%      8.72%
   Platinum Investor Survivor                             24,176    10.83       261,899    6.03%     0.40%      9.05%
   Platinum Investor Survivor II                           4,234    12.59        53,299    5.42%     0.75%      8.67%
VALIC Company I - International Equities Fund
   AG Legacy Plus                                         20,142     8.21       165,429    1.50%     0.75%     16.98%
   Platinum Investor I & II                               70,577    10.54       743,609    1.09%     0.75%     16.98%
   Platinum Investor III                                  86,492     9.11       788,095    1.37%     0.70%     17.03%
   Platinum Investor FlexDirector                            349    11.20         3,911    0.09%     0.70%     12.00%
   Platinum Investor PLUS                                  8,032    11.93        95,823    1.49%     0.70%     17.03%
   Platinum Investor Survivor                             13,559     8.07       109,465    1.43%     0.40%     17.39%
   Platinum Investor Survivor II                           1,307    12.40        16,207    1.14%     0.75%     16.98%
VALIC Company I - Mid Cap Index Fund
   AG Legacy Plus                                         24,611    12.87       316,673    0.81%     0.75%     15.18%
   Corporate America                                       6,003    13.98        83,891    0.79%     0.35%     15.64%
   Corporate America (reduced surrender charge)              704    11.26         7,926    0.79%     0.65%     12.64%
   Platinum Investor I & II                              396,205    19.08     7,558,938    0.79%     0.75%     15.18%
   Platinum Investor III                                 430,957    12.53     5,400,920    0.82%     0.70%     15.24%
   Platinum Investor PLUS                                 37,895    12.90       488,950    0.92%     0.70%     15.24%
   Platinum Investor Survivor                             67,872    13.96       947,463    0.83%     0.40%     15.58%
   Platinum Investor Survivor II                          46,722    14.07       657,610    0.73%     0.75%     15.18%
VALIC Company I - Money Market I Fund
   AG Legacy Plus                                         51,953    10.52       546,390    0.80%     0.75%      0.05%
   Corporate America                                       6,349    10.94        69,436    0.34%     0.35%      0.45%
   Corporate America (reduced surrender charge)           27,087    10.02       271,377    0.34%     0.65%      0.19%
   Legacy Plus                                             1,086    11.08        12,032    0.81%     0.75%      0.05%
   Platinum Investor I & II                              947,402    11.59    10,981,940    0.74%     0.75%      0.05%
   Platinum Investor III                               1,222,031    10.44    12,755,775    0.72%     0.70%      0.10%
   Platinum Investor FlexDirector                          4,886    10.01        48,931    0.86%     0.70%      0.14%
   Platinum Investor PLUS                                108,353    10.03     1,086,673    0.58%     0.70%      0.10%
   Platinum Investor Survivor                            356,356    10.92     3,892,926    0.76%     0.40%      0.40%
   Platinum Investor Survivor II                         485,564    10.05     4,880,633    0.82%     0.75%      0.05%

                                   VL-R - 90

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS -CONTINUED

Note G -Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                                      Investment
                                                                                        Income    Expense    Total
Divisions                                              Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------------------------------------------------------
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor I & II                            195,759   $ 4.85   $   949,081    0.58%     0.75%      9.23%
   Platinum Investor III                               480,541     4.76     2,289,462    0.56%     0.70%      9.28%
   Platinum Investor FlexDirector                           48    10.78           516    1.00%     0.70%      7.84%
   Platinum Investor PLUS                               11,709    13.66       159,943    0.73%     0.70%      9.28%
   Platinum Investor Survivor                           29,567     4.92       145,457    0.65%     0.40%      9.61%
   Platinum Investor Survivor II                        11,333    10.28       116,455    1.05%     0.75%      9.23%
VALIC Company I - Science & Technology Fund
   Platinum Investor I & II                             92,336     3.95       364,650    0.00%     0.75%      0.04%
   Platinum Investor III                               193,053     3.92       756,120    0.00%     0.70%      0.09%
   Platinum Investor FlexDirector                           51     9.96           507    0.00%     0.70%     -0.41%
   Platinum Investor PLUS                                3,497    12.14        42,443    0.00%     0.70%      0.09%
   Platinum Investor Survivor                           16,097     4.01        64,505    0.00%     0.40%      0.39%
   Platinum Investor Survivor II                         1,081     9.11         9,847    0.00%     0.75%      0.04%
VALIC Company I - Small Cap Index Fund
   Corporate America                                     4,416    13.46        59,441    0.82%     0.35%     17.48%
   Platinum Investor I & II                            107,394    13.24     1,421,650    0.84%     0.75%     17.01%
   Platinum Investor III                               215,034    13.03     2,802,678    0.82%     0.70%     17.07%
   Platinum Investor FlexDirector                           32    10.97           349    0.46%     0.70%      9.69%
   Platinum Investor PLUS                               23,667    13.79       326,254    0.98%     0.70%     17.07%
   Platinum Investor Survivor                           20,859    13.43       280,186    0.85%     0.40%     17.42%
   Platinum Investor Survivor II                         3,333    14.83        49,411    0.84%     0.75%     17.01%
VALIC Company I - Stock Index Fund
   AG Legacy Plus                                       70,818     8.35       591,082    1.57%     0.75%      9.68%
   Corporate America                                    14,690     8.36       122,821    1.54%     0.35%     10.12%
   Platinum Investor I & II                          1,406,720    11.44    16,087,376    1.55%     0.75%      9.68%
   Platinum Investor III                             1,990,719     8.65    17,228,974    1.55%     0.70%      9.74%
   Platinum Investor FlexDirector                           87    10.55           916    0.00%     0.70%      5.46%
   Platinum Investor PLUS                               63,224    11.86       749,828    1.64%     0.70%      9.74%
   Platinum Investor Survivor                          437,170     8.35     3,650,823    1.50%     0.40%     10.07%
   Platinum Investor Survivor II                        40,549    11.04       447,627    1.55%     0.75%      9.68%
Van Kampen LIT Emerging Growth Portfolio - Class I
   AG Legacy Plus                                       11,991     4.75        56,964    0.00%     0.75%      6.23%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                       13,807    12.90       178,108    4.89%     0.75%      3.39%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                            191,703    11.93     2,287,879    0.96%     0.75%     13.52%
   Platinum Investor III                               242,172    11.95     2,894,060    0.90%     0.70%     13.58%
   Platinum Investor FlexDirector                           32    10.83           343    0.00%     0.70%      8.26%
   Platinum Investor PLUS                               16,160    12.18       196,763    0.82%     0.70%     13.58%
   Platinum Investor Survivor                           16,686    12.05       201,015    1.03%     0.40%     13.92%
   Platinum Investor Survivor II                         6,375    11.93        76,084    0.94%     0.75%     13.52%

                                   VL-R - 91

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2004 are as follows:

                                                                     Investment
                                                                       Income    Expense    Total
Divisions                               Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------------------------------------------
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor I & II            100,018   $12.76   $1,276,287    7.19%     0.75%      7.71%
   Platinum Investor III               330,232    12.86    4,246,662    6.58%     0.70%      7.77%
   Platinum Investor FlexDirector           32    10.66          337    0.00%     0.70%      6.58%
   Platinum Investor PLUS               22,057    12.37      272,761    4.95%     0.70%      7.77%
   Platinum Investor Survivor           86,078    12.95    1,114,534    1.13%     0.40%      8.09%
   Platinum Investor Survivor II        23,456    12.65      296,797    2.45%     0.75%      7.71%
Vanguard VIF REIT Index Portfolio
   Corporate America                       708    22.10       15,640    4.59%     0.35%     30.06%
   Platinum Investor I & II             99,576    21.74    2,164,676    2.49%     0.75%     29.54%
   Platinum Investor III               303,258    21.75    6,594,879    2.48%     0.70%     29.60%
   Platinum Investor FlexDirector        3,849    12.10       46,590    0.00%     0.70%     21.03%
   Platinum Investor PLUS               40,045    16.36      655,114    2.42%     0.70%     29.60%
   Platinum Investor Survivor           30,818    22.06      679,778    2.05%     0.40%     29.99%
   Platinum Investor Survivor II        23,561    18.94      446,319    1.46%     0.75%     29.54%

                                   VL-R - 92

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2003 are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                   Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                           17,769   $ 6.53   $  116,061     0.48%    0.75%     28.10%
   Corporate America                                         6,858     6.30       43,188     0.57%    0.35%     28.61%
   Platinum Investor I & II                                328,864     9.04    2,972,642     0.51%    0.75%     28.10%
   Platinum Investor III                                   120,999     7.59      917,986     0.60%    0.70%     28.16%
   Platinum Investor PLUS                                    3,813    10.50       40,027     0.82%    0.70%     28.16%
   Platinum Investor Survivor                               46,420     6.29      292,156     0.52%    0.40%     28.55%
   Platinum Investor Survivor II                             1,195    11.00       13,144     0.51%    0.75%     28.10%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                         5,993     5.92       35,462     0.30%    0.35%     24.64%
   Legacy Plus                                                  --     6.34           --     0.00%    0.75%     20.44%
   Platinum Investor I & II                                856,369     9.47    8,106,816     0.29%    0.75%     24.15%
   Platinum Investor III                                   433,128     7.04    3,047,453     0.33%    0.70%     24.21%
   Platinum Investor PLUS                                    8,904    10.21       90,916     0.46%    0.70%     24.21%
   Platinum Investor Survivor                              109,492     5.91      647,508     0.31%    0.40%     24.58%
   Platinum Investor Survivor II                             4,149     8.81       36,534     0.33%    0.75%     24.15%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor III                                    18,007    12.05      217,007     0.00%    0.70%     20.51%
   Platinum Investor PLUS                                    1,206    12.05       14,534     0.00%    0.70%     20.51%
   Platinum Investor Survivor                                  138    12.08        1,666     0.00%    0.40%     20.75%
   Platinum Investor Survivor II                               103    12.05        1,236     0.00%    0.75%     20.47%
Alger American MidCap Growth Portfolio - Class O Shares
   Platinum Investor III                                    18,785    13.58      255,035     0.00%    0.70%     35.76%
   Platinum Investor PLUS                                      985    13.58       13,374     0.00%    0.70%     35.76%
   Platinum Investor Survivor                                2,174    13.60       29,576     0.00%    0.40%     36.03%
   Platinum Investor Survivor II                               343    13.57        4,651     0.00%    0.75%     35.72%
American Century VP Value Fund - Class I
   AG Legacy Plus                                           30,836    14.83      457,376     1.07%    0.75%     28.00%
   Corporate America                                         4,675    13.57       63,443     1.07%    0.35%     28.51%
   Platinum Investor I & II                                210,667    13.40    2,822,824     0.96%    0.75%     28.00%
   Platinum Investor III                                   369,463    13.31    4,919,113     0.80%    0.70%     28.06%
   Platinum Investor PLUS                                   20,510    11.28      231,350     0.69%    0.70%     28.06%
   Platinum Investor Survivor                               25,525    13.55      345,829     0.72%    0.40%     28.44%
   Platinum Investor Survivor II                            66,916    11.80      789,838     0.79%    0.75%     28.00%
Ayco Growth Fund
   Platinum Investor I & II                                     --     8.36           --     0.47%    0.75%     26.35%
   Platinum Investor III                                        --     8.38           --     0.52%    0.70%     26.41%
   Platinum Investor PLUS                                       --    10.23           --   120.86%    0.70%     26.41%
   Platinum Investor Survivor                                   --     8.45           --     0.86%    0.40%     26.78%
   Platinum Investor Survivor II                                --     8.89           --     0.83%    0.75%     26.35%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                                 46,817     7.43      347,984     0.00%    0.75%     47.44%
   Platinum Investor III                                   114,690     7.28      834,569     0.00%    0.70%     47.51%
   Platinum Investor PLUS                                    3,837    11.62       44,567     0.00%    0.70%     47.51%

                                   VL-R - 93

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2003 are as follows:

                                                                                        Investment
                                                                                          Income    Expense    Total
Divisions                                                  Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------------
Credit Suisse Small Cap Growth Portfolio - Continued
   Platinum Investor Survivor                               4,530   $ 7.52   $   34,045    0.00%     0.40%     47.95%
   Platinum Investor Survivor II                              749    11.01        8,249    0.00%     0.75%     47.44%
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor I & II                                73,021    10.70      781,298    0.29%     0.75%     30.74%
   Platinum Investor III                                  161,611    10.52    1,699,951    0.30%     0.70%     30.80%
   Platinum Investor PLUS                                  11,054    11.05      122,113    0.39%     0.70%     30.80%
   Platinum Investor Survivor                              18,763    10.82      202,999    0.27%     0.40%     31.20%
   Platinum Investor Survivor II                            4,400    12.11       53,278    0.36%     0.75%     30.74%
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Corporate America                                       12,360    10.38      128,308    0.03%     0.35%     31.23%
   Platinum Investor I & II                               405,482    12.59    5,106,276    0.03%     0.75%     30.71%
   Platinum Investor III                                  377,518     9.70    3,660,894    0.03%     0.70%     30.77%
   Platinum Investor PLUS                                  14,951    10.47      156,515    0.04%     0.70%     30.77%
   Platinum Investor Survivor                              58,620    10.37      608,130    0.04%     0.40%     31.16%
   Platinum Investor Survivor II                           43,134    11.38      490,913    0.04%     0.75%     30.71%
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Corporate America                                        7,084    12.97       91,852    4.08%     0.35%      4.58%
   Platinum Investor I & II                               351,864    12.99    4,571,955    3.97%     0.75%      4.16%
   Platinum Investor III                                  210,671    12.30    2,591,291    4.04%     0.70%      4.21%
   Platinum Investor PLUS                                  12,455    10.90      135,822    4.16%     0.70%      4.21%
   Platinum Investor Survivor                              22,659    12.96      293,621    4.08%     0.40%      4.52%
   Platinum Investor Survivor II                            4,881    10.95       53,463    4.05%     0.75%      4.16%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                          13,924    10.24      142,609    2.47%     0.75%     16.78%
   Platinum Investor I & II                               194,550     9.75    1,896,730    3.14%     0.75%     16.78%
   Platinum Investor III                                  146,922     9.72    1,428,653    2.37%     0.70%     16.84%
   Platinum Investor PLUS                                   7,471    11.12       83,043    1.34%     0.70%     16.84%
   Platinum Investor Survivor                               8,861     9.86       87,351    3.52%     0.40%     17.19%
   Platinum Investor Survivor II                            7,874    10.86       85,505    2.22%     0.75%     16.78%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                          37,472    10.85      406,531    0.24%     0.75%     27.24%
   Corporate America                                        5,102     9.63       49,147    0.29%     0.35%     27.75%
   Platinum Investor I & II                               275,267     9.51    2,618,131    0.26%     0.75%     27.24%
   Platinum Investor III                                  578,962     9.38    5,432,050    0.23%     0.70%     27.30%
   Platinum Investor PLUS                                  28,350    11.23      318,302    0.09%     0.70%     27.30%
   Platinum Investor Survivor                              37,768     9.62      363,221    0.54%     0.40%     27.68%
   Platinum Investor Survivor II                            8,993    11.84      106,506    0.19%     0.75%     27.24%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                          53,210     9.98      531,275    1.36%     0.75%     29.06%
   Corporate America                                       19,278    10.22      197,063    1.46%     0.35%     29.57%
   Platinum Investor I & II                               301,311    10.09    3,041,231    1.46%     0.75%     29.06%
   Platinum Investor III                                  618,890    10.10    6,252,170    1.23%     0.70%     29.12%
   Platinum Investor PLUS                                  28,808    10.88      313,370    0.72%     0.70%     29.12%

                                   VL-R - 94

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2003 are as follows:

                                                                                                 Investment
                                                                                                   Income    Expense    Total
Divisions                                                          Units  Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio - Service Class 2 -
  Continued
   Platinum Investor Survivor                                      65,789   $10.21   $671,430.00    2.70%     0.40%     29.51%
   Platinum Investor Survivor II                                   31,375    11.04       346,431    1.49%     0.75%     29.06%
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                  25,346     7.93       201,055    0.10%     0.75%     31.55%
   Corporate America                                                5,536     6.72        37,208    0.10%     0.35%     32.08%
   Platinum Investor I & II                                       301,685     6.64     2,002,210    0.10%     0.75%     31.55%
   Platinum Investor III                                          806,359     6.57     5,300,495    0.09%     0.70%     31.62%
   Platinum Investor PLUS                                          35,338    10.58       373,837    0.03%     0.70%     31.62%
   Platinum Investor Survivor                                      84,756     6.71       568,779    0.20%     0.40%     32.01%
   Platinum Investor Survivor II                                   33,499     9.41       315,255    0.11%     0.75%     31.55%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Platinum Investor I & II                                        13,930    14.00       194,978    0.00%     0.75%     39.97%
   Platinum Investor III                                            7,590    14.00       106,267    0.00%     0.70%     40.01%
   Platinum Investor PLUS                                           1,083    14.00        15,161    0.00%     0.70%     40.01%
   Platinum Investor Survivor II                                      646    14.00         9,039    0.00%     0.75%     39.97%
Franklin Templeton - Franklin Small Cap Fund - Class 2
   AG Legacy Plus                                                  21,351     6.34       135,309    0.00%     0.75%     36.22%
Franklin Templeton - Franklin Small Cap Value Securities Fund -
  Class 2
   Platinum Investor I & II                                           823    13.27        10,925    0.00%     0.75%     32.71%
   Platinum Investor III                                           13,920    13.28       184,793    0.01%     0.70%     32.75%
   Platinum Investor PLUS                                           2,274    13.28        30,194    0.00%     0.70%     32.75%
   Platinum Investor Survivor                                         954    13.30        12,687    0.00%     0.40%     33.02%
   Platinum Investor Survivor II                                      407    13.27         5,400    0.00%     0.75%     32.71%
Franklin Templeton - Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                        29,978    11.09       332,384    4.44%     0.75%      1.45%
   Platinum Investor III                                          993,247    11.10    11,023,739    4.48%     0.70%      1.50%
   Platinum Investor PLUS                                          32,257    10.74       346,310    8.97%     0.70%      1.50%
   Platinum Investor Survivor                                         307    11.17         3,422    9.35%     0.40%      1.81%
   Platinum Investor Survivor II                                    4,440    11.09        49,231    2.42%     0.75%      1.45%
Franklin Templeton - Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                        24,270    10.88       264,074    0.65%     0.75%     24.21%
   Platinum Investor III                                          498,453    10.89     5,428,832    1.01%     0.70%     24.28%
   Platinum Investor PLUS                                           9,047    10.71        96,887    0.81%     0.70%     24.28%
   Platinum Investor Survivor                                       2,452    10.96        26,861    0.59%     0.40%     24.65%
   Platinum Investor Survivor II                                   16,089    10.88       175,057    0.99%     0.75%     24.21%
Franklin Templeton - Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                  13,455     8.43       113,465    1.09%     0.75%     31.23%
   Platinum Investor I & II                                        54,774    10.55       578,054    1.04%     0.75%     31.23%
   Platinum Investor III                                          514,133    10.56     5,431,242    1.63%     0.70%     31.29%
   Platinum Investor PLUS                                           4,611    10.21        47,094    0.83%     0.70%     31.29%
   Platinum Investor Survivor                                       5,955    10.63        63,285    0.15%     0.40%     31.69%
   Platinum Investor Survivor II                                   26,168    10.55       276,165    1.34%     0.75%     31.23%

                                   VL-R - 95

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2003 are as follows:

                                                                                           Investment
                                                                                             Income    Expense    Total
Divisions                                                     Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund
   Platinum Investor I & II                                   14,861   $ 8.55   $  127,035    0.00%     0.75%      2.21%
   Platinum Investor III                                      16,224     8.56      138,901    0.00%     0.70%      2.22%
   Platinum Investor PLUS                                        115    10.46        1,202    0.00%     0.70%      2.22%
   Platinum Investor Survivor                                740,038     8.64    6,394,727    0.00%     0.40%      2.23%
   Platinum Investor Survivor II                             202,510     9.08    1,839,317    0.00%     0.75%      2.21%
Janus Aspen Series International Growth Portfolio - Service
  Shares
   Corporate America                                           3,219     6.78       21,839    1.12%     0.35%     34.06%
   Platinum Investor I & II                                   84,575     6.70      566,508    0.97%     0.75%     33.53%
   Platinum Investor III                                     184,544     6.65    1,227,085    0.93%     0.70%     33.60%
   Platinum Investor PLUS                                      3,647    10.66       38,856    0.94%     0.70%     33.60%
   Platinum Investor Survivor                                 35,446     6.77      240,071    1.09%     0.40%     34.00%
   Platinum Investor Survivor II                               4,343    10.53       45,738    1.20%     0.75%     33.53%
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Corporate America                                           2,344     4.50       10,540    0.00%     0.35%     34.29%
   Platinum Investor I & II                                   52,305     4.44      232,264    0.00%     0.75%     33.76%
   Platinum Investor III                                     377,143     4.33    1,633,083    0.00%     0.70%     33.82%
   Platinum Investor PLUS                                      6,125    11.31       69,306    0.00%     0.70%     33.82%
   Platinum Investor Survivor                                 29,454     4.49      132,254    0.00%     0.40%     34.23%
   Platinum Investor Survivor II                                 996    10.11       10,066    0.00%     0.75%     33.76%
Janus Aspen Series Worldwide Growth Portfolio - Service
  Shares
   Corporate America                                          10,759     6.34       68,223    0.91%     0.35%     23.25%
   Platinum Investor I & II                                  128,751     6.26      806,098    0.94%     0.75%     22.76%
   Platinum Investor III                                     314,555     6.20    1,951,654    0.84%     0.70%     22.82%
   Platinum Investor PLUS                                      8,332     9.91       82,556    0.88%     0.70%     22.82%
   Platinum Investor Survivor                                 36,703     6.33      232,358    0.94%     0.40%     23.19%
   Platinum Investor Survivor II                              28,353     9.49      269,186    0.61%     0.75%     22.76%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                       39    12.37          482    0.00%     0.75%     23.67%
   Platinum Investor III                                       9,332    12.37      115,457    0.00%     0.70%     23.72%
   Platinum Investor PLUS                                        139    12.37        1,723    0.00%     0.70%     23.72%
   Platinum Investor Survivor II                                 359    12.37        4,435    0.00%     0.75%     23.67%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                   24,698     9.04      223,279    0.00%     0.75%     34.96%
   Platinum Investor III                                      62,123     8.89      552,395    0.00%     0.70%     35.03%
   Platinum Investor PLUS                                      1,545    11.07       17,103    0.00%     0.70%     35.03%
   Platinum Investor Survivor                                  1,101     9.14       10,060    0.00%     0.40%     35.43%
   Platinum Investor Survivor II                                 469    11.62        5,450    0.00%     0.75%     34.96%
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                           3,396     6.05       20,562    0.21%     0.35%     26.94%
   Platinum Investor I & II                                  123,819     5.98      740,269    0.26%     0.75%     26.44%
   Platinum Investor III                                     351,732     6.03    2,121,183    0.22%     0.70%     26.50%
   Platinum Investor PLUS                                     13,208    10.16      134,162    0.13%     0.70%     26.50%

                                   VL-R - 96

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2003 are as follows:

                                                                                                Investment
                                                                                                  Income    Expense    Total
Divisions                                                          Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------------------------------------------------------------------------
MFS VIT Capital Opportunities Series - Initial Class - Continued
   Platinum Investor Survivor                                      42,350   $ 6.05   $  256,019    0.22%     0.40%     26.88%
   Platinum Investor Survivor II                                    2,444     9.26       22,624    0.23%     0.75%     26.44%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                                   9,716     9.57       92,944    0.00%     0.75%     29.25%
   Corporate America                                                1,272     4.40        5,594    0.00%     0.35%     29.77%
   Platinum Investor I & II                                       707,829     9.31    6,592,132    0.00%     0.75%     29.25%
   Platinum Investor III                                          710,798     4.93    3,503,311    0.00%     0.70%     29.32%
   Platinum Investor PLUS                                          10,988    10.38      114,037    0.00%     0.70%     29.32%
   Platinum Investor Survivor                                     128,450     4.39      564,347    0.00%     0.40%     29.71%
   Platinum Investor Survivor II                                    2,081     8.93       18,588    0.00%     0.75%     29.25%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                                  11,867     7.40       87,852    0.00%     0.75%     32.72%
   Corporate America                                                4,165     8.03       33,449    0.00%     0.35%     33.25%
   Platinum Investor I & II                                       118,366     7.93      938,613    0.00%     0.75%     32.72%
   Platinum Investor III                                          209,507     7.76    1,626,577    0.00%     0.70%     32.79%
   Platinum Investor PLUS                                           7,988    10.55       84,253    0.00%     0.70%     32.79%
   Platinum Investor Survivor                                      12,890     8.02      103,356    0.00%     0.40%     33.18%
   Platinum Investor Survivor II                                   20,459    10.17      208,046    0.00%     0.75%     32.72%
MFS VIT Research Series - Initial Class
   Corporate America                                                3,197     6.60       21,110    0.49%     0.35%     24.27%
   Platinum Investor I & II                                        45,499     6.52      296,621    0.62%     0.75%     23.77%
   Platinum Investor III                                          127,774     6.49      829,360    0.60%     0.70%     23.84%
   Platinum Investor PLUS                                           3,326    10.26       34,120    0.32%     0.70%     23.84%
   Platinum Investor Survivor                                      10,143     6.59       66,864    0.69%     0.40%     24.21%
   Platinum Investor Survivor II                                    3,856     9.56       36,872    0.50%     0.75%     23.77%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                 133,539     5.64      752,783    1.61%     0.75%     15.45%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America                                                1,001     5.61        5,612    0.00%     0.35%     27.62%
   Platinum Investor I & II                                        51,089     5.54      282,942    0.00%     0.75%     27.11%
   Platinum Investor III                                          246,565     5.44    1,342,011    0.00%     0.70%     27.18%
   Platinum Investor PLUS                                           9,135    10.15       92,709    0.00%     0.70%     27.18%
   Platinum Investor Survivor                                      14,189     5.60       79,457    0.00%     0.40%     27.56%
   Platinum Investor Survivor II                                    6,290     9.32       58,612    0.00%     0.75%     27.11%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                  12,144     9.60      116,594    0.00%     0.75%     34.08%
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                             2    11.87           18    0.00%     0.75%     18.74%
   Platinum Investor III                                            5,675    11.88       67,413    0.00%     0.70%     18.78%
   Platinum Investor PLUS                                             491    11.88        5,829    0.00%     0.70%     18.78%
   Platinum Investor Survivor                                         433    11.90        5,158    0.00%     0.40%     19.02%
   Platinum Investor Survivor II                                    3,197    11.87       37,965    0.00%     0.75%     18.74%

                                   VL-R - 97

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2003 are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                   Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor I & II                                  2,681   $14.22   $   38,121    0.00%     0.75%     42.19%
   Platinum Investor III                                     7,964    14.22      113,286    0.00%     0.70%     42.24%
   Platinum Investor PLUS                                      254    14.22        3,614    0.00%     0.70%     42.24%
   Platinum Investor Survivor                                1,271    14.25       18,122    0.00%     0.40%     42.53%
   Platinum Investor Survivor II                               316    14.22        4,494    0.00%     0.75%     42.19%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                            6,177    11.57       71,478    9.13%     0.75%     23.03%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                           46,648    12.95      604,251    2.34%     0.75%      8.04%
   Corporate America                                         2,415    14.29       34,504    2.87%     0.35%      8.47%
   Platinum Investor I & II                                115,773    14.11    1,633,587    2.41%     0.75%      8.04%
   Platinum Investor III                                   357,225    14.16    5,058,921    2.55%     0.70%      8.10%
   Platinum Investor PLUS                                   19,594    11.96      234,262    2.38%     0.70%      8.10%
   Platinum Investor Survivor                               55,992    14.27      798,850    2.66%     0.40%      8.42%
   Platinum Investor Survivor II                            12,541    12.12      152,019    2.32%     0.75%      8.04%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                        15,920    11.19      178,227    1.65%     0.35%      1.69%
   Platinum Investor I & II                                198,676    11.05    2,196,210    2.23%     0.75%      1.29%
   Platinum Investor III                                   136,457    11.06    1,509,539    1.59%     0.70%      1.34%
   Platinum Investor PLUS                                    5,065    10.30       52,148    1.40%     0.70%      1.34%
   Platinum Investor Survivor                               22,482    11.18      251,288    1.66%     0.40%      1.64%
   Platinum Investor Survivor II                            29,761    10.40      309,375    1.79%     0.75%      1.29%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                           35,437    11.94      423,015    2.68%     0.75%      4.26%
   Corporate America                                         6,930    12.67       87,796    3.00%     0.35%      4.68%
   Platinum Investor I & II                                258,775    12.51    3,237,164    2.85%     0.75%      4.26%
   Platinum Investor III                                   437,126    12.57    5,495,000    2.98%     0.70%      4.31%
   Platinum Investor PLUS                                   24,496    10.96      268,413    2.72%     0.70%      4.31%
   Platinum Investor Survivor                               51,352    12.65      649,546    2.80%     0.40%      4.63%
   Platinum Investor Survivor II                            52,389    11.07      579,689    3.31%     0.75%      4.26%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                            8,850    12.66      112,000    8.11%     0.75%     19.15%
   Corporate America                                       294,605    12.87    3,792,813    7.25%     0.35%     19.63%
   Platinum Investor I & II                                 89,892    12.22    1,098,789    9.11%     0.75%     19.15%
   Platinum Investor III                                    57,820    13.09      756,793    6.90%     0.70%     19.21%
   Platinum Investor PLUS                                    4,230    12.13       51,314    3.90%     0.70%     19.21%
   Platinum Investor Survivor                                4,357    12.87       56,062    8.28%     0.40%     19.57%
   Platinum Investor Survivor II                               122    12.47        1,524    0.00%     0.75%     19.15%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                       371,886    10.16    3,778,936    1.40%     0.35%     26.94%
   Platinum Investor I & II                                509,573    10.57    5,386,247    1.85%     0.75%     26.43%
   Platinum Investor III                                   467,361     9.54    4,459,408    1.57%     0.70%     26.49%
   Platinum Investor PLUS                                   13,002    10.68      138,850    1.12%     0.70%     26.49%

                                   VL-R - 98

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2003 are as follows:

                                                                                                Investment
                                                                                                  Income    Expense    Total
Divisions                                                          Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB - Continued
   Platinum Investor Survivor                                      70,398   $10.15   $  714,878    1.73%     0.40%     26.87%
   Platinum Investor Survivor II                                    4,092    10.48       42,897    1.32%     0.75%     26.43%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America                                                1,334     9.20       12,264    0.00%     0.35%     37.37%
   Platinum Investor I & II                                       239,580    10.72    2,568,951    1.40%     0.75%     36.82%
   Platinum Investor III                                          198,598     9.49    1,884,181    1.43%     0.70%     36.89%
   Platinum Investor PLUS                                           4,529    11.15       50,500    0.85%     0.70%     36.89%
   Platinum Investor Survivor                                      43,197     9.19      396,996    2.62%     0.40%     37.30%
   Platinum Investor Survivor II                                   12,397    12.12      150,271    1.33%     0.75%     36.82%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                                  25,739    15.81      407,015    0.33%     0.75%     48.53%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                                  15,464     4.73       73,086    0.00%     0.75%     32.17%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                  48,322     5.52      266,775    0.37%     0.75%     23.98%
Safeco RST Core Equity Portfolio
   Platinum Investor I & II                                       276,177     8.77    2,421,492    0.89%     0.75%     23.85%
   Platinum Investor III                                           63,936     7.64      488,773    1.08%     0.70%     23.91%
   Platinum Investor PLUS                                             838    10.47        8,774    1.36%     0.70%     23.91%
   Platinum Investor Survivor                                      32,237     7.31      235,796    1.04%     0.40%     24.28%
   Platinum Investor Survivor II                                      187     9.24        1,733    1.11%     0.75%     23.85%
Safeco RST Growth Opportunities Portfolio
   Corporate America                                                3,371     8.87       29,895    0.00%     0.35%     42.44%
   Platinum Investor I & II                                       396,491     8.69    3,446,391    0.00%     0.75%     41.87%
   Platinum Investor III                                          120,957     9.29    1,124,048    0.00%     0.70%     41.95%
   Platinum Investor PLUS                                           3,567    10.04       35,811    0.00%     0.70%     41.95%
   Platinum Investor Survivor                                      17,018     8.86      150,834    0.00%     0.40%     42.37%
   Platinum Investor Survivor II                                   23,243    10.41      242,035    0.00%     0.75%     41.87%
Scudder VIT EAFE Equity Index Fund - Class A
   Legacy Plus                                                         --     8.30           --    0.00%     0.75%     32.36%
Scudder VIT Equity 500 Index Fund - Class A
   Legacy Plus                                                      1,670     9.25       15,448    1.15%     0.75%     27.20%
SunAmerica - Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                         7,575     9.99       75,636    0.00%     0.75%     27.50%
   Platinum Investor III                                           14,418     9.99      144,087    0.00%     0.70%     27.56%
   Platinum Investor PLUS                                           1,974    10.61       20,949    0.00%     0.70%     27.56%
   Platinum Investor Survivor II                                      329     9.99        3,284    0.00%     0.75%     27.50%
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                           195    10.11        1,968    2.38%     0.75%     14.26%
   Platinum Investor III                                           28,434    10.12      287,813    2.66%     0.70%     14.31%
   Platinum Investor PLUS                                           6,452    10.44       67,366    3.13%     0.70%     14.31%
   Platinum Investor Survivor II                                      407    10.11        4,119    0.00%     0.75%     14.26%

                                   VL-R - 99

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2003 are as follows:

                                                                               Investment
                                                                                 Income    Expense    Total
Divisions                                       Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
--------------------------------------------------------------------------------------------------------------
UIF Equity Growth Portfolio - Class I
   Platinum Investor I & II                     326,206   $ 9.60   $ 3,130,767    0.00%     0.75%     23.99%
   Platinum Investor III                         66,650     6.44       429,207    0.00%     0.70%     24.06%
   Platinum Investor PLUS                         1,975    10.26        20,256    0.00%     0.70%     24.06%
   Platinum Investor Survivor                    30,141     6.12       184,561    0.00%     0.40%     24.43%
   Platinum Investor Survivor II                    141     9.06         1,280    0.00%     0.75%     23.99%
UIF High Yield Portfolio - Class I
   Platinum Investor I & II                     126,400    10.25     1,295,523    0.00%     0.75%     24.77%
   Platinum Investor III                         20,941    10.62       222,461    0.00%     0.70%     24.83%
   Platinum Investor PLUS                           432    11.86         5,121    0.00%     0.70%     24.83%
   Platinum Investor Survivor                    24,802     9.93       246,395    0.00%     0.40%     25.21%
   Platinum Investor Survivor II                  3,683    11.58        42,672    0.00%     0.75%     24.77%
VALIC Company I - International Equities Fund
   AG Legacy Plus                                14,398     7.02       101,091    1.46%     0.75%     28.67%
   Platinum Investor I & II                     122,430     9.01     1,102,745    1.35%     0.75%     28.67%
   Platinum Investor III                         67,471     7.79       525,299    1.44%     0.70%     28.73%
   Platinum Investor PLUS                         3,724    10.19        37,962    2.18%     0.70%     28.73%
   Platinum Investor Survivor                    12,165     6.88        83,664    1.61%     0.40%     29.12%
   Platinum Investor Survivor II                    347    10.60         3,680    1.13%     0.75%     28.67%
VALIC Company I - Mid Cap Index Fund
   AG Legacy Plus                                19,915    11.17       222,472    0.66%     0.75%     34.11%
   Corporate America                              6,985    12.09        84,411    0.67%     0.35%     34.65%
   Platinum Investor I & II                     473,968    16.56     7,850,709    0.65%     0.75%     34.11%
   Platinum Investor III                        355,307    10.88     3,864,025    0.67%     0.70%     34.18%
   Platinum Investor PLUS                        15,183    11.20       169,998    0.77%     0.70%     34.18%
   Platinum Investor Survivor                    65,007    12.08       785,117    0.67%     0.40%     34.58%
   Platinum Investor Survivor II                 34,488    12.22       421,438    0.63%     0.75%     34.11%
VALIC Company I - Money Market I Fund
   AG Legacy Plus                                54,423    10.51       572,075    0.59%     0.75%     -0.15%
   Corporate America                              5,236    10.89        57,007    0.20%     0.35%      0.25%
   Legacy Plus                                    1,003    11.07        11,107    0.60%     0.75%     -0.15%
   Platinum Investor I & II                   1,187,067    11.59    13,752,956    0.59%     0.75%     -0.15%
   Platinum Investor III                      1,157,750    10.43    12,072,544    0.64%     0.70%     -0.10%
   Platinum Investor PLUS                        98,210    10.02       983,952    0.77%     0.70%     -0.10%
   Platinum Investor Survivor                   380,198    10.88     4,136,738    0.58%     0.40%      0.20%
   Platinum Investor Survivor II                506,784    10.05     5,091,299    0.62%     0.75%     -0.15%
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor I & II                     175,463     4.44       778,806    0.00%     0.75%     48.16%
   Platinum Investor III                        458,384     4.36     1,998,388    0.00%     0.70%     48.24%
   Platinum Investor PLUS                         5,849    12.50        73,115    0.00%     0.70%     48.24%
   Platinum Investor Survivor                    20,392     4.49        91,524    0.00%     0.40%     48.68%
   Platinum Investor Survivor II                    162     9.41         1,520    0.00%     0.75%     48.16%


                                  VL-R - 100

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2003 are as follows:

                                                                                      Investment
                                                                                        Income    Expense    Total
Divisions                                              Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------------------------------------------------------
VALIC Company I - Science & Technology Fund
   Platinum Investor I & II                             49,200   $ 3.95   $   194,220    0.00%     0.75%     50.34%
   Platinum Investor III                               164,694     3.91       644,460    0.00%     0.70%     50.42%
   Platinum Investor PLUS                                2,392    12.13        29,006    0.00%     0.70%     50.42%
   Platinum Investor Survivor                           13,270     3.99        52,968    0.00%     0.40%     50.87%
   Platinum Investor Survivor II                           702     9.11         6,393    0.00%     0.75%     50.34%
VALIC Company I - Small Cap Index Fund
   Corporate America                                     4,923    11.46        56,403    0.54%     0.35%     45.95%
   Platinum Investor I & II                            132,279    11.31     1,496,516    0.51%     0.75%     45.37%
   Platinum Investor III                               150,669    11.13     1,677,464    0.50%     0.70%     45.44%
   Platinum Investor PLUS                                7,881    11.78        92,804    0.50%     0.70%     45.44%
   Platinum Investor Survivor                           26,367    11.44       301,623    0.51%     0.40%     45.88%
   Platinum Investor Survivor II                         1,939    12.67        24,572    0.55%     0.75%     45.37%
VALIC Company I - Stock Index Fund
   AG Legacy Plus                                       40,926     7.61       311,432    1.31%     0.75%     27.24%
   Corporate America                                    14,966     7.59       113,624    1.35%     0.35%     27.75%
   Platinum Investor I & II                          1,600,529    10.43    16,687,793    1.31%     0.75%     27.24%
   Platinum Investor III                             2,468,374     7.89    19,467,096    1.39%     0.70%     27.31%
   Platinum Investor PLUS                               42,167    10.81       455,713    1.42%     0.70%     27.31%
   Platinum Investor Survivor                          685,168     7.59     5,198,479    1.33%     0.40%     27.69%
   Platinum Investor Survivor II                       172,218    10.06     1,733,298    1.28%     0.75%     27.24%
Van Kampen LIT Emerging Growth Portfolio - Class I
   AG Legacy Plus                                       13,282     4.47        59,393    0.00%     0.75%     26.39%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                       13,082    12.48       163,224    4.12%     0.75%      0.99%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                            178,503    10.51     1,876,564    0.86%     0.75%     27.07%
   Platinum Investor III                               155,250    10.52     1,633,472    0.92%     0.70%     27.14%
   Platinum Investor PLUS                                9,593    10.72       102,840    0.39%     0.70%     27.14%
   Platinum Investor Survivor                           15,154    10.57       160,247    1.05%     0.40%     27.52%
   Platinum Investor Survivor II                         4,494    10.51        47,245    0.19%     0.75%     27.07%
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor I & II                             73,461    11.85       870,269    5.46%     0.75%     16.00%
   Platinum Investor III                               203,425    11.93     2,427,400    4.89%     0.70%     16.05%
   Platinum Investor PLUS                                9,286    11.47       106,560    3.50%     0.70%     16.05%
   Platinum Investor Survivor                           71,234    11.98       853,280    6.64%     0.40%     16.40%
   Platinum Investor Survivor II                         3,152    11.75        37,022    4.95%     0.75%     16.00%
Vanguard VIF REIT Index Portfolio
   Corporate America                                     3,843    17.00        65,316    4.03%     0.35%     35.01%
   Platinum Investor I & II                             79,522    16.78     1,334,528    3.21%     0.75%     34.47%
   Platinum Investor III                               239,528    16.78     4,019,190    3.13%     0.70%     34.54%
   Platinum Investor PLUS                               14,257    12.62       179,968    3.25%     0.70%     34.54%
   Platinum Investor Survivor                           21,216    16.97       360,003    3.42%     0.40%     34.94%
   Platinum Investor Survivor II                         9,515    14.62       139,141    2.95%     0.75%     34.47%


                                  VL-R - 101

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2002 are as follows:

                                                                                 Investment
                                                                                   Income    Expense    Total
Divisions                                           Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund - Series I
   The One VUL Solution                                 --   $ 4.77   $       --    0.00%     0.75%     -24.92%
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                   22,776     5.10      116,132    0.77%     0.75%     -16.30%
   Corporate America                                 5,928     4.90       29,029    0.16%     0.35%     -15.97%
   Platinum Investor I & II                        368,831     7.06    2,602,616    0.60%     0.75%     -16.30%
   Platinum Investor III                            77,922     5.92      461,268    0.76%     0.70%     -16.26%
   Platinum Investor PLUS                              480     8.19        3,927    0.81%     0.70%       0.00%
   Platinum Investor Survivor                       50,094     4.90      245,264    0.63%     0.40%     -16.01%
   Platinum Investor Survivor II                     1,368     8.59       11,750    1.20%     0.75%       0.00%
   The One VUL Solution                                 --     4.65           --    1.13%     0.75%     -16.31%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                 6,136     4.75       29,131    0.07%     0.35%     -30.50%
   Legacy Plus                                           1     5.27            3    0.00%     0.75%     -30.78%
   Platinum Investor I & II                        957,563     7.63    7,301,703    0.32%     0.75%     -30.78%
   Platinum Investor III                           347,063     5.66    1,965,988    0.44%     0.70%     -30.75%
   Platinum Investor PLUS                            1,706     8.22       14,024    0.81%     0.70%       0.00%
   Platinum Investor Survivor                      105,247     4.75      499,599    0.34%     0.40%     -30.54%
   Platinum Investor Survivor II                     3,438     7.09       24,384    0.80%     0.75%       0.00%
American Century VP Value Fund - Class I
   AG Legacy Plus                                   32,212    11.59      373,282    0.85%     0.75%     -13.27%
   Corporate America                                 5,131    10.56       54,184    0.56%     0.35%     -12.93%
   Platinum Investor I & II                        180,166    10.47    1,886,100    0.79%     0.75%     -13.27%
   Platinum Investor III                           221,601    10.40    2,303,966    0.59%     0.70%     -13.23%
   Platinum Investor PLUS                            4,788     8.81       42,174    0.00%     0.70%       0.00%
   Platinum Investor Survivor                       12,625    10.55      133,175    0.91%     0.40%     -12.97%
   Platinum Investor Survivor II                    42,508     9.22      391,994    0.01%     0.75%       0.00%
Ayco Growth Fund
   Platinum Investor I & II                         29,066     6.62      192,386    0.35%     0.75%     -29.83%
   Platinum Investor III                            30,148     6.63      199,755    0.39%     0.70%     -29.80%
   Platinum Investor PLUS                                1     8.10            7    0.00%     0.70%       0.00%
   Platinum Investor Survivor                      789,598     6.67    5,264,612    0.32%     0.40%     -29.58%
   Platinum Investor Survivor II                   222,735     7.03    1,566,422    0.72%     0.75%       0.00%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                         35,231     5.04      177,610    0.00%     0.75%     -34.19%
   Platinum Investor III                            51,587     4.93      254,477    0.00%     0.70%     -34.15%
   Platinum Investor PLUS                              871     7.87        6,859    0.00%     0.70%       0.00%
   Platinum Investor Survivor                        3,366     5.08       17,097    0.00%     0.40%     -33.96%
   Platinum Investor Survivor II                       124     7.47          929    0.00%     0.75%       0.00%
Dreyfus IP MidCap Stock Portfolio - Initial shares
   Platinum Investor I & II                         63,006     8.18      515,639    0.34%     0.75%     -13.15%
   Platinum Investor III                           121,203     8.04      974,668    0.41%     0.70%     -13.10%
   Platinum Investor PLUS                            3,019     8.45       25,502    0.58%     0.70%       0.00%
   Platinum Investor Survivor                       20,439     8.25      168,544    0.34%     0.40%     -12.84%


                                  VL-R - 102

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2002 are as follows:

                                                                                             Investment
                                                                                               Income    Expense    Total
Divisions                                                       Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------------------------------------------------------------------
Dreyfus IP MidCap Stock Portfolio - Initial shares - Continued
   Platinum Investor Survivor II                                 1,861   $ 9.26   $   17,237    0.63%     0.75%       0.00%
Dreyfus VIF Developing Leaders Portfolio - Initial shares
   Corporate America                                            10,128     7.91       80,120    0.05%     0.35%     -19.41%
   Platinum Investor I & II                                    426,312     9.63    4,107,348    0.05%     0.75%     -19.73%
   Platinum Investor III                                       271,074     7.42    2,010,122    0.05%     0.70%     -19.69%
   Platinum Investor PLUS                                        4,300     8.01       34,423    0.03%     0.70%       0.00%
   Platinum Investor Survivor                                  161,430     7.91    1,276,781    0.07%     0.40%     -19.45%
   Platinum Investor Survivor II                                19,192     8.71      167,114    0.05%     0.75%       0.00%
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Corporate America                                             7,235    12.40       89,712    4.91%     0.35%       7.39%
   Platinum Investor I & II                                    434,524    12.47    5,420,598    4.83%     0.75%       6.96%
   Platinum Investor III                                       153,439    11.80    1,811,076    5.31%     0.70%       7.01%
   Platinum Investor PLUS                                        4,878    10.46       51,041    1.39%     0.70%       0.00%
   Platinum Investor Survivor                                   19,599    12.40      242,975    5.20%     0.40%       7.33%
   Platinum Investor Survivor II                                 3,457    10.52       36,349    4.29%     0.75%       0.00%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                                8,505     8.77       74,595    3.64%     0.75%      -9.71%
   Platinum Investor I & II                                    174,156     8.35    1,453,875    0.54%     0.75%      -9.71%
   Platinum Investor III                                        79,608     8.32      662,518    2.09%     0.70%      -9.66%
   Platinum Investor PLUS                                        1,718     9.51       16,348    0.00%     0.70%       0.00%
   Platinum Investor Survivor                                    8,463     8.41       71,189    2.40%     0.40%      -9.39%
   Platinum Investor Survivor II                                 4,060     9.30       37,752    0.00%     0.75%       0.00%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                               25,788     8.53      219,877    0.37%     0.75%     -10.28%
   Corporate America                                             4,783     7.54       36,062    0.48%     0.35%      -9.92%
   Platinum Investor I & II                                    243,910     7.48    1,823,252    0.62%     0.75%     -10.28%
   Platinum Investor III                                       301,956     7.37    2,225,469    0.41%     0.70%     -10.24%
   Platinum Investor PLUS                                        4,180     8.82       36,867    0.00%     0.70%       0.00%
   Platinum Investor Survivor                                  272,383     7.53    2,051,592    0.66%     0.40%      -9.97%
   Platinum Investor Survivor II                                 4,002     9.31       37,252    0.00%     0.75%       0.00%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                               39,899     7.74      308,675    1.20%     0.75%     -17.77%
   Corporate America                                            17,330     7.89      136,717    0.96%     0.35%     -17.44%
   Platinum Investor I & II                                    264,111     7.82    2,065,557    1.52%     0.75%     -17.77%
   Platinum Investor III                                       359,047     7.82    2,809,110    1.23%     0.70%     -17.73%
   Platinum Investor PLUS                                        6,741     8.42       56,792    0.00%     0.70%       0.00%
   Platinum Investor Survivor                                  262,426     7.88    2,068,007    1.54%     0.40%     -17.48%
   Platinum Investor Survivor II                                28,086     8.56      240,289    0.10%     0.75%       0.00%
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                               21,662     6.03      130,618    0.19%     0.75%     -30.82%
   Corporate America                                             4,366     5.09       22,219    0.10%     0.35%     -30.54%
   Platinum Investor I & II                                    305,211     5.04    1,539,790    0.12%     0.75%     -30.82%
   Platinum Investor III                                       528,324     4.99    2,638,612    0.10%     0.70%     -30.78%


                                  VL-R - 103

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2002 are as follows:

                                                                                             Investment
                                                                                               Income    Expense    Total
Divisions                                                       Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Service Class 2 - Continued
   Platinum Investor PLUS                                        6,371   $ 8.04   $   51,207    0.00%     0.70%       0.00%
   Platinum Investor Survivor                                  404,293     5.08    2,055,203    0.29%     0.40%     -30.57%
   Platinum Investor Survivor II                                30,554     7.15      218,579    0.00%     0.75%       0.00%
Franklin Templeton - Franklin Small Cap Fund - Class 2
   AG Legacy Plus                                               19,916     4.65       92,656    0.37%     0.75%     -29.22%
   The One VUL Solution                                             --     4.23           --    0.30%     0.75%     -29.22%
Franklin Templeton - Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                     19,378    10.93      211,781    0.20%     0.75%       0.00%
   Platinum Investor III                                       765,913    10.93    8,374,946   22.84%     0.70%       0.00%
   Platinum Investor PLUS                                        1,443    10.58       15,262    0.00%     0.70%       0.00%
   Platinum Investor Survivor                                   25,055    10.97      274,784    0.00%     0.40%       0.00%
   Platinum Investor Survivor II                                   372    10.93        4,064    0.00%     0.75%       0.00%
Franklin Templeton - Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                     12,404     8.76      108,650    1.85%     0.75%       0.00%
   Platinum Investor III                                       485,325     8.76    4,253,340    0.00%     0.70%       0.00%
   Platinum Investor PLUS                                        2,794     8.62       24,079    0.00%     0.70%       0.00%
   Platinum Investor Survivor                                    1,068     8.79        9,384    0.00%     0.40%       0.00%
   Platinum Investor Survivor II                                 8,126     8.76       71,181    0.76%     0.75%       0.00%
Franklin Templeton - Templeton Developing Markets
Securities Fund - Class 2
   The One VUL Solution                                             --     6.18           --    2.91%     0.75%      -0.89%
Franklin Templeton - Templeton Foreign Securities Fund - Class
  2
   AG Legacy Plus                                                6,595     6.43       42,380    2.31%     0.75%     -19.17%
   Platinum Investor I & II                                      7,590     8.04       61,042    0.76%     0.75%       0.00%
   Platinum Investor III                                       517,539     8.05    4,164,199    0.01%     0.70%       0.00%
   Platinum Investor PLUS                                        1,105     7.78        8,596    0.00%     0.70%       0.00%
   Platinum Investor Survivor                                      595     8.07        4,799    0.00%     0.40%       0.00%
   Platinum Investor Survivor II                                 9,504     8.04       76,434    1.64%     0.75%       0.00%
Janus Aspen Series International Growth Portfolio - Service
  Shares
   Corporate America                                             1,873     5.06        9,478    0.94%     0.35%     -26.02%
   Platinum Investor I & II                                     77,304     5.02      387,785    0.72%     0.75%     -26.31%
   Platinum Investor III                                       130,384     4.98      648,942    0.79%     0.70%     -26.28%
   Platinum Investor PLUS                                        1,057     7.98        8,431    0.62%     0.70%       0.00%
   Platinum Investor Survivor                                   25,566     5.05      129,225    0.79%     0.40%     -26.05%
   Platinum Investor Survivor II                                10,266     7.89       80,958    1.54%     0.75%       0.00%
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
   Corporate America                                             2,135     3.35        7,151    0.00%     0.35%     -28.37%
   Platinum Investor I & II                                     50,819     3.32      168,710    0.00%     0.75%     -28.66%
   Platinum Investor III                                       257,635     3.24      833,628    0.00%     0.70%     -28.62%
   Platinum Investor PLUS                                        1,532     8.45       12,952    0.00%     0.70%       0.00%
   Platinum Investor Survivor                                   14,436     3.35       48,291    0.00%     0.40%     -28.41%
Janus Aspen Series Worldwide Growth Portfolio - Service
  Shares
   Corporate America                                             8,060     5.14       41,468    0.79%     0.35%     -25.97%
   Platinum Investor I & II                                    154,176     5.10      786,343    0.86%     0.75%     -26.26%


                                  VL-R - 104

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2002 are as follows:

                                                                                   Investment
                                                                                     Income    Expense    Total
Divisions                                             Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Growth Portfolio -
Service Shares - Continued
   Platinum Investor III                             206,199   $5.05    $1,041,675    0.76%     0.70%     -26.23%
   Platinum Investor PLUS                              1,138    8.07         9,184    0.70%     0.70%       0.00%
   Platinum Investor Survivor                         21,524    5.14       110,615    0.71%     0.40%     -26.00%
   Platinum Investor Survivor II                      14,644    7.73       113,257    0.83%     0.75%       0.00%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                           14,260    6.70        95,522    0.21%     0.75%     -22.24%
   Platinum Investor III                              32,094    6.59       211,344    0.17%     0.70%     -22.20%
   Platinum Investor PLUS                                 83    8.20           678    0.00%     0.70%       0.00%
   Platinum Investor Survivor                          1,804    6.75        12,176    0.26%     0.40%     -21.96%
   Platinum Investor Survivor II                         116    8.61           998    0.00%     0.75%       0.00%
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                   3,029    4.77        14,449    0.05%     0.35%     -29.94%
   Platinum Investor I & II                          138,353    4.73       654,212    0.04%     0.75%     -30.22%
   Platinum Investor III                             261,521    4.77     1,246,756    0.05%     0.70%     -30.18%
   Platinum Investor PLUS                              1,935    8.03        15,536    0.00%     0.70%       0.00%
   Platinum Investor Survivor                         38,315    4.76       182,558    0.06%     0.40%     -29.97%
   Platinum Investor Survivor II                       1,984    7.32        14,526    0.01%     0.75%       0.00%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                      7,536    7.40        55,771    3.14%     0.75%     -32.52%
   Corporate America                                   1,471    3.39         4,984    0.00%     0.35%     -33.99%
   Platinum Investor I & II                          734,536    7.21     5,292,534    0.00%     0.75%     -34.26%
   Platinum Investor III                             407,316    3.81     1,552,389    0.00%     0.70%     -34.22%
   Platinum Investor PLUS                              1,418    8.03        11,383    0.00%     0.70%       0.00%
   Platinum Investor Survivor                        112,158    3.39       379,908    0.00%     0.40%     -34.02%
   Platinum Investor Survivor II                         978    6.91         6,758    0.00%     0.75%       0.00%
MFS VIT Investors Trust Series - Initial Class
   The One VUL Solution                                   --    6.78            --    0.75%     0.75%     -21.56%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                      7,546    5.58        42,092    0.00%     0.75%     -32.14%
   Corporate America                                   3,836    6.03        23,116    0.00%     0.35%     -31.87%
   Platinum Investor I & II                          109,936    5.97       656,847    0.00%     0.75%     -32.14%
   Platinum Investor III                             128,296    5.85       750,133    0.00%     0.70%     -32.11%
   Platinum Investor PLUS                              2,463    7.94        19,562    0.00%     0.70%       0.00%
   Platinum Investor Survivor                          6,447    6.02        38,816    0.00%     0.40%     -31.90%
   Platinum Investor Survivor II                      18,384    7.66       140,857    0.00%     0.75%       0.00%
MFS VIT Research Series - Initial Class
   Corporate America                                   2,002    5.31        10,636    0.19%     0.35%     -24.80%
   Platinum Investor I & II                           43,887    5.27       231,157    0.25%     0.75%     -25.10%
   Platinum Investor III                              95,980    5.24       503,077    0.25%     0.70%     -25.06%
   Platinum Investor PLUS                                444    8.28         3,676    0.00%     0.70%       0.00%
   Platinum Investor Survivor                          9,598    5.31        50,938    0.31%     0.40%     -24.84%
   Platinum Investor Survivor II                       2,335    7.73        18,040    0.64%     0.75%       0.00%


                                  VL-R - 105

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2002 are as follows:

                                                                                      Investment
                                                                                        Income    Expense    Total
Divisions                                                Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------------------------------------------------------
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                       136,071   $ 4.88   $  664,385    1.55%     0.75%      -8.30%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Platinum Investor I & II                              57,765     4.36      251,677    0.00%     0.75%     -29.87%
   Platinum Investor III                                171,461     4.28      733,802    0.00%     0.70%     -29.83%
   Platinum Investor PLUS                                 1,371     7.98       10,937    0.00%     0.70%       0.00%
   Platinum Investor Survivor                           175,271     4.39      769,462    0.00%     0.40%     -29.62%
   Platinum Investor Survivor II                          2,862     7.33       20,977    0.00%     0.75%       0.00%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                        11,767     7.16       84,258    0.73%     0.75%     -24.71%
One Group Investment Trust Equity Index Portfolio
   The One VUL Solution                                      --     6.19           --    0.00%     0.75%     -23.06%
One Group Investment Trust Large Cap Growth Portfolio
   The One VUL Solution                                      --     4.33           --    0.00%     0.75%     -29.01%
One Group Investment Trust Mid Cap Growth Portfolio
   The One VUL Solution                                      --     6.71           --    0.00%     0.75%     -20.73%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                        11,744     9.40      110,445    9.93%     0.75%      -3.12%
   The One VUL Solution                                      --     8.41           --   20.28%     0.75%      -3.13%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                        32,681    11.99      391,822    4.15%     0.75%      16.92%
   Corporate America                                      3,026    13.17       39,867    4.70%     0.35%       0.00%
   Platinum Investor I & II                             190,024    13.06    2,481,720    5.95%     0.75%      16.92%
   Platinum Investor III                                174,421    13.10    2,285,113    4.20%     0.70%      16.98%
   Platinum Investor PLUS                                 5,160    11.06       57,074    0.74%     0.70%       0.00%
   Platinum Investor Survivor                            61,007    13.16      802,807    4.30%     0.40%      17.33%
   Platinum Investor Survivor II                          5,707    11.22       64,033    4.48%     0.75%       0.00%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                      6,727    11.01       74,053    2.92%     0.35%       2.66%
   Platinum Investor I & II                              80,480    10.91      878,341    2.93%     0.75%       2.25%
   Platinum Investor III                                 86,224    10.92      941,253    2.89%     0.70%       2.30%
   Platinum Investor PLUS                                   560    10.16        5,689    0.71%     0.70%       0.00%
   Platinum Investor Survivor                            17,021    11.00      187,177    2.44%     0.40%       2.61%
   Platinum Investor Survivor II                         34,758    10.26      356,732    3.78%     0.75%       0.00%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                        25,099    11.45      287,373    4.25%     0.75%       8.27%
   Corporate America                                      4,850    12.10       58,703    4.47%     0.35%       8.71%
   Platinum Investor I & II                             276,366    12.00    3,315,961    4.25%     0.75%       8.27%
   Platinum Investor III                                301,969    12.05    3,639,057    4.27%     0.70%       8.33%
   Platinum Investor PLUS                                 4,990    10.50       52,417    1.45%     0.70%       0.00%
   Platinum Investor Survivor                            51,588    12.09      623,682    3.98%     0.40%       8.65%
   Platinum Investor Survivor II                         43,725    10.61      464,046    5.29%     0.75%       0.00%


                                  VL-R - 106

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2002 are as follows:

                                                                                        Investment
                                                                                          Income    Expense    Total
Divisions                                                  Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                           7,901   $10.62   $   83,918    8.29%     0.75%       5.11%
   Corporate America                                      190,178    10.76    2,046,636    5.68%     0.35%       5.53%
   Platinum Investor I & II                               100,097    10.26    1,026,852    9.81%     0.75%       5.11%
   Platinum Investor III                                   34,162    10.98      375,082    7.36%     0.70%       5.17%
   Platinum Investor PLUS                                     246    10.18        2,502    0.00%     0.70%       0.00%
   Platinum Investor Survivor                               4,759    10.76       51,212    8.76%     0.40%       5.48%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                      234,304     8.01    1,875,663    1.01%     0.35%     -19.27%
   Platinum Investor I & II                               556,852     8.36    4,655,525    1.65%     0.75%     -19.59%
   Platinum Investor III                                  326,752     7.54    2,464,769    1.35%     0.70%     -19.55%
   Platinum Investor PLUS                                   3,645     8.44       30,768    0.00%     0.70%       0.00%
   Platinum Investor Survivor                              68,750     8.00      550,273    1.54%     0.40%     -19.31%
   Platinum Investor Survivor II                            2,240     8.29       18,571    0.00%     0.75%       0.00%
Putnam VT International Growth and Income Fund - Class IB
   Platinum Investor I & II                               235,399     7.84    1,844,874    0.53%     0.75%     -14.41%
   Platinum Investor III                                  135,756     6.93      940,907    0.51%     0.70%     -14.37%
   Platinum Investor PLUS                                     682     8.15        5,553    0.00%     0.70%       0.00%
   Platinum Investor Survivor                             230,768     6.69    1,544,705    0.76%     0.40%     -14.11%
   Platinum Investor Survivor II                           12,013     8.86      106,432    0.53%     0.75%       0.00%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                          24,600    10.65      261,902    0.23%     0.75%     -18.88%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                          14,678     3.58       52,485    0.00%     0.75%     -31.12%
   The One VUL Solution                                        --     3.97           --    0.00%     0.75%     -31.12%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                          47,406     4.45      211,102    0.59%     0.75%     -27.08%
Safeco RST Core Equity Portfolio
   Platinum Investor I & II                               332,477     7.08    2,353,833    0.83%     0.75%     -26.46%
   Platinum Investor III                                   48,012     6.17      296,218    1.53%     0.70%     -26.43%
   Platinum Investor PLUS                                     291     8.45        2,455    1.58%     0.70%       0.00%
   Platinum Investor Survivor                              27,186     5.89      160,003    1.28%     0.40%     -26.20%
   Platinum Investor Survivor II                              145     7.46        1,081    2.53%     0.75%       0.00%
Safeco RST Growth Opportunities Portfolio
   Corporate America                                        3,445     6.23       21,447    0.00%     0.35%     -37.89%
   Platinum Investor I & II                               445,419     6.13    2,728,943    0.00%     0.75%     -38.14%
   Platinum Investor III                                  105,618     6.55      691,469    0.00%     0.70%     -38.11%
   Platinum Investor PLUS                                   1,743     7.07       12,330    0.00%     0.70%       0.00%
   Platinum Investor Survivor                              30,017     6.23      186,867    0.00%     0.40%     -37.92%
   Platinum Investor Survivor II                           12,647     7.34       92,822    0.00%     0.75%       0.00%
Scudder International Portfolio
   The One VUL Solution                                        --     5.42           --    0.87%     0.75%     -14.13%
Scudder Small Cap Value Portfolio
   The One VUL Solution                                        --    10.75           --    0.79%     0.75%     -12.01%


                                  VL-R - 107

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2002 are as follows:

                                                                                   Investment
                                                                                     Income    Expense    Total
Divisions                                             Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE Equity Index Fund - Class A
   Legacy Plus                                            --   $ 6.27   $       --    0.00%     0.75%     -22.13%
Scudder VIT Equity 500 Index Fund - Class A
   Legacy Plus                                         1,610     7.27       11,703    0.15%     0.75%     -22.86%
SunAmerica - Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                              108     7.83          842    0.00%     0.75%       0.00%
   Platinum Investor III                               2,070     7.83       16,214    0.24%     0.70%       0.00%
   Platinum Investor PLUS                                124     8.32        1,030    0.00%     0.70%       0.00%
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                               16     8.85          143    0.00%     0.75%       0.00%
   Platinum Investor III                               8,391     8.85       74,301    2.13%     0.70%       0.00%
   Platinum Investor PLUS                              2,001     9.13       18,277    0.00%     0.70%       0.00%
UIF Equity Growth Portfolio - Class I
   Legacy Plus                                            --     7.69           --    0.00%     0.75%     -28.40%
   Platinum Investor I & II                          381,798     7.74    2,955,218    0.15%     0.75%     -28.40%
   Platinum Investor III                              49,604     5.19      257,495    0.22%     0.70%     -28.37%
   Platinum Investor PLUS                                133     8.27        1,099    0.36%     0.70%       0.00%
   Platinum Investor Survivor                         49,021     4.92      241,240    0.17%     0.40%     -28.15%
   Platinum Investor Survivor II                          99     7.31          726    0.00%     0.75%       0.00%
UIF High Yield Portfolio - Class I
   Platinum Investor I & II                          128,628     8.21    1,056,625    7.67%     0.75%      -7.96%
   Platinum Investor III                              13,440     8.51      114,370   10.10%     0.70%      -7.92%
   Platinum Investor PLUS                                  0     9.50            1    0.00%     0.70%       0.00%
   Platinum Investor Survivor                         23,236     7.93      184,358    8.91%     0.40%      -7.64%
   Platinum Investor Survivor II                       2,195     9.28       20,376   19.91%     0.75%       0.00%
VALIC Company I - International Equities Fund
   AG Legacy Plus                                     11,056     5.46       60,328    0.64%     0.75%     -19.40%
   Platinum Investor I & II                          133,568     7.00      935,013    0.36%     0.75%     -19.40%
   Platinum Investor III                              43,063     6.05      260,439    0.40%     0.70%     -19.36%
   Platinum Investor PLUS                                 57     7.92          453    0.00%     0.70%       0.00%
   Platinum Investor Survivor                         13,500     5.33       71,906    0.42%     0.40%     -19.11%
   Platinum Investor Survivor II                         280     8.24        2,305    0.93%     0.75%       0.00%
VALIC Company I - Mid Cap Index Fund
   AG Legacy Plus                                     17,425     8.33      145,149    0.99%     0.75%     -15.54%
   Corporate America                                   7,522     8.98       67,512    0.64%     0.35%     -15.20%
   Platinum Investor I & II                          479,617    12.35    5,923,609    0.70%     0.75%     -15.54%
   Platinum Investor III                             229,906     8.10    1,863,384    0.72%     0.70%     -15.50%
   Platinum Investor PLUS                              2,609     8.34       21,775    0.27%     0.70%       0.00%
   Platinum Investor Survivor                         60,525     8.97      543,149    0.73%     0.40%     -15.24%
   Platinum Investor Survivor II                      19,511     9.11      177,774    0.87%     0.75%       0.00%
VALIC Company I - Money Market I Fund
   AG Legacy Plus                                     47,333    10.53      498,304    1.45%     0.75%       0.49%
   Corporate America                                  28,915    10.86      314,038    0.40%     0.35%       0.89%
   Legacy Plus                                           977    11.09       10,830    0.61%     0.75%       0.49%


                                  VL-R - 108

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2002 are as follows:

                                                                                      Investment
                                                                                        Income    Expense    Total
Divisions                                              Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------------------------------------------------------------
VALIC Company I - Money Market I Fund - Continued
   Platinum Investor I & II                          1,576,362   $11.60   $18,291,099    1.32%     0.75%       0.49%
   Platinum Investor III                             1,284,697    10.44    13,034,287    1.00%     0.70%       0.54%
   Platinum Investor PLUS                               14,815    10.03       148,586    0.65%     0.70%       0.00%
   Platinum Investor Survivor                          411,443    10.86     4,467,881    1.33%     0.40%       0.84%
   Platinum Investor Survivor II                       514,618    10.06     5,177,910    1.05%     0.75%       0.49%
   The One VUL Solution                                     --    10.82            --    0.00%     0.75%       0.49%
VALIC Company I - Nasdaq-100 Index Fund
   Platinum Investor I & II                             88,041     3.00       263,750    0.00%     0.75%     -38.72%
   Platinum Investor III                               337,089     2.94       991,382    0.00%     0.70%     -38.69%
   Platinum Investor PLUS                                  457     8.43         3,855    0.00%     0.70%       0.00%
   Platinum Investor Survivor                           10,382     3.02        31,341    0.00%     0.40%     -38.50%
VALIC Company I - Science & Technology Fund
   Platinum Investor I & II                             33,591     2.63        88,200    0.00%     0.75%     -40.66%
   Platinum Investor III                               119,566     2.60       311,051    0.00%     0.70%     -40.63%
   Platinum Investor PLUS                                   48     8.06           387    0.00%     0.70%       0.00%
   Platinum Investor Survivor                            6,981     2.65        18,470    0.00%     0.40%     -40.45%
   Platinum Investor Survivor II                           506     6.06         3,062    0.00%     0.75%       0.00%
VALIC Company I - Small Cap Index Fund
   Corporate America                                     3,525     7.85        27,671    1.27%     0.35%     -21.10%
   Platinum Investor I & II                            101,961     7.78       793,503    1.37%     0.75%     -21.41%
   Platinum Investor III                                89,617     7.65       686,001    0.98%     0.70%     -21.37%
   Platinum Investor PLUS                                1,298     8.10        10,508    0.65%     0.70%       0.00%
   Platinum Investor Survivor                           20,366     7.84       159,702    1.03%     0.40%     -21.14%
   Platinum Investor Survivor II                         1,287     8.72        11,216    0.91%     0.75%       0.00%
VALIC Company I - Stock Index Fund
   AG Legacy Plus                                       52,528     5.98       314,131    1.85%     0.75%     -23.01%
   Corporate America                                    13,034     5.94        77,457    1.03%     0.35%     -22.70%
   Platinum Investor I & II                          1,712,769     8.19    14,034,484    1.18%     0.75%     -23.01%
   Platinum Investor III                             1,643,626     6.19    10,182,125    1.35%     0.70%     -22.98%
   Platinum Investor PLUS                                1,898     8.49        16,117    0.56%     0.70%       0.00%
   Platinum Investor Survivor                          564,353     5.94     3,353,318    1.24%     0.40%     -22.74%
   Platinum Investor Survivor II                        80,956     7.91       640,336    2.27%     0.75%       0.00%
Van Kampen LIT Emerging Growth Portfolio - Class I
   AG Legacy Plus                                       20,181     3.54        71,398    0.31%     0.75%     -32.99%
   The One VUL Solution                                     --     3.49            --    0.40%     0.75%     -32.99%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                       11,024    12.36       136,202    2.14%     0.75%       8.80%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                            154,511     8.27     1,278,271    2.59%     0.75%       0.00%
   Platinum Investor III                                77,747     8.28       643,529    1.74%     0.70%       0.00%
   Platinum Investor PLUS                                1,758     8.43        14,822    0.00%     0.70%       0.00%
   Platinum Investor Survivor                           19,931     8.29       165,277    2.74%     0.40%       0.00%
   Platinum Investor Survivor II                           451     8.27         3,734    0.00%     0.75%       0.00%


                                  VL-R - 109

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2002 are as follows:

                                                                     Investment
                                                                       Income    Expense    Total
Divisions                               Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------------------------------------------------------
Vanguard VIF High Yield Bond Portfolio
   Platinum Investor I & II             45,524   $10.21   $  464,933    4.37%     0.75%      0.78%
   Platinum Investor III               110,201    10.28    1,133,078    5.72%     0.70%      0.84%
   Platinum Investor PLUS                1,974     9.89       19,522    0.00%     0.70%      0.00%
   Platinum Investor Survivor           58,997    10.29      607,114    8.53%     0.40%      1.14%
   Platinum Investor Survivor II         1,345    10.13       13,622    0.00%     0.75%      0.00%
Vanguard VIF REIT Index Portfolio
   Corporate America                     4,485    12.59       56,465    2.61%     0.35%      3.17%
   Platinum Investor I & II             70,827    12.48      883,918    1.54%     0.75%      2.76%
   Platinum Investor III               157,740    12.47    1,967,344    3.53%     0.70%      2.81%
   Platinum Investor PLUS                5,814     9.38       54,551    0.00%     0.70%      0.00%
   Platinum Investor Survivor           18,253    12.57      229,533    3.64%     0.40%      3.12%
   Platinum Investor Survivor II         5,625    10.87       61,169    0.00%     0.75%      0.00%


                                  VL-R - 110

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

(a)These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

(b)These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c)These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. For the years ended December 31, 2002, no total return was calculated if the Division became an available investment option during the year. For the years ended December 31, 2006, 2005, 2004, and 2003, a total return was calculated using the initial unit value for the Division if the Division became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

   * Fund Name Changes
     2004
     . Effective May 1, 2004, Oppenheimer Multiple Strategies Fund/VA - Non-Service Shares changed its name to Oppenheimer Balanced Fund/VA - Non-Service Shares.

     2005
     . Effective May 1, 2005, Franklin Templeton - Franklin Small Cap Fund - Class 2 changed its name to Franklin Templeton - Franklin Small-Mid Cap Growth Securities Fund - Class 2.

     2006
     . Effective August 15, 2006, Van Kampen LIT Emerging Growth Portfolio - Class I changed its name to Van Kampen LIT Strategic Growth Portfolio
          - Class I.
     . Effective December 1, 2006, Credit Suisse Small Cap Growth Portfolio changed its name to Credit Suisse Small Cap Core I Portfolio.

                                  VL-R - 111

LOGO OF PRICEWATERHOUSECOOPERS

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors
American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets as of December 31, 2006 and 2005 and the related consolidated statements of income, shareholder's equity, comprehensive income and cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and subsidiaries (the "Company"), an indirect, wholly-owned subsidiary of American International Group, Inc. at December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method for accounting for certain hybrid financial instruments in 2006, and changed its method of accounting for certain nontraditional long-duration contracts in 2004.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
April 27, 2007

                    American General Life Insurance Company

                          Consolidated Balance Sheet

                                                                         December 31
                                                                  -------------------------
                                                                      2006         2005
                                                                  ------------ ------------
                                                                       (In Thousands)
Assets
Investments:
   Fixed maturity securities, available for sale, at fair value
     (amortized cost - $49,672,653 - 2006; $48,882,647 - 2005)    $ 50,811,516 $ 50,523,762
   Hybrid securities, at fair value (amortized cost: 2006 -
     $159,623)                                                         154,304           --
   Fixed maturity securities, trading, at fair value (amortized
     cost - $150,863 - 2006; $148,276 - 2005)                          147,820      148,025
   Equity securities, available for sale, at fair value (cost -
     $43,908 - 2006; $33,457 - 2005)                                    83,314       66,361
   Equity securities, trading, at fair value (cost - $1,000 -
     2006; $1,000 - 2005)                                                1,000        1,000
   Mortgage loans on real estate, net of allowance ($4,206 -
     2006; $4,679 - 2005)                                            4,918,215    3,694,210
   Policy loans                                                      1,820,277    1,774,872
   Investment real estate                                               34,086       35,595
   Partnerships & other invested assets                              3,482,590    2,656,696
   Securities lending collateral                                    17,344,914   15,901,157
   Short-term investments                                               42,485       84,220
   Derivative assets                                                    32,386       13,190
                                                                  ------------ ------------
Total investments                                                   78,872,907   74,899,088

Cash and cash equivalents                                              247,344      222,192
Restricted cash                                                         18,433       17,705
Investment in ultimate Parent Company (cost - $8,597 in 2006 and
  2005)                                                                 58,056       55,277
Notes receivable from affiliates                                       748,239      753,666
Accrued investment income                                              745,413      722,214
Accounts receivable                                                  1,161,660    1,123,440
Deferred policy acquisition costs/cost of insurance purchased        5,228,469    4,308,283
Other assets                                                           299,447      260,926
Deferred sales inducement                                               82,128       46,960
Assets held in separate accounts                                    30,272,167   27,162,510
                                                                  ------------ ------------
Total assets                                                      $117,734,263 $109,572,261
                                                                  ============ ============

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                          Consolidated Balance Sheet

                                                                         December 31
                                                                  -------------------------
                                                                      2006         2005
                                                                  ------------ ------------
                                                                       (In Thousands)
Liabilities, Minority Interest and Shareholder's Equity
Liabilities:
   Future policy benefits                                         $ 11,630,686 $ 10,343,640
   Policyholder contract deposits                                   41,038,296   39,716,124
   Other policy claims and benefits payable                            269,560      238,727
   Other policyholders' funds                                        3,149,965    2,762,101
   Federal income taxes                                              1,333,177    1,404,000
   Indebtedness to affiliates                                          213,275      234,563
   Securities lending payable                                       17,344,914   15,901,157
   Other liabilities                                                 1,251,272    1,328,146
   Derivative liabilities                                              114,414       66,081
   Liabilities related to separate accounts                         30,272,167   27,162,510
                                                                  ------------ ------------
Total liabilities                                                  106,617,726   99,157,049

Minority interest                                                      110,227      105,740

Shareholder's equity:
   Preferred stock, $100 par value, 8,500 shares authorized,
     issued and outstanding                                                850          850
   Common stock, $10 par value, 600,000 shares authorized,
     issued and outstanding                                              6,000        6,000
   Additional paid-in capital                                        3,664,906    3,627,638
   Accumulated other comprehensive income                              699,465      909,440
   Retained earnings                                                 6,635,089    5,765,544
                                                                  ------------ ------------
Total shareholder's equity                                          11,006,310   10,309,472
                                                                  ------------ ------------
Total liabilities, minority interest and shareholder's equity     $117,734,263 $109,572,261
                                                                  ============ ============

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                       Consolidated Statement of Income

                                                           2006        2005        2004
                                                        ----------  ----------  ----------
                                                                  (In Thousands)
Revenues:
   Premiums and other considerations                    $2,879,680  $2,782,785  $2,540,322
   Net investment income                                 3,962,820   3,633,886   3,485,349
   Net realized investment gain (losses)                  (289,654)    (52,851)    (63,437)
   Other                                                   248,696     315,008     288,640
                                                        ----------  ----------  ----------
Total revenues                                           6,801,542   6,678,828   6,250,874
                                                        ----------  ----------  ----------
Benefits and expenses:
   Policyholders' benefits                               2,027,046   1,782,042   1,650,664
   Interest credited                                     2,299,622   2,163,035   2,063,646
   Operating costs and expenses                          1,009,675   1,129,210   1,069,054
                                                        ----------  ----------  ----------
Total benefits and expenses                              5,336,343   5,074,287   4,783,364
                                                        ----------  ----------  ----------
Income before income tax expense                         1,465,199   1,604,541   1,467,510
                                                        ----------  ----------  ----------
Income tax expense:
   Current                                                 387,854     243,542     124,643
   Deferred                                                  4,451     137,039     267,475
                                                        ----------  ----------  ----------
Total income tax expense                                   392,305     380,581     392,118
                                                        ----------  ----------  ----------
Net income before cumulative effect of accounting
  change                                                 1,072,894   1,223,960   1,075,392
Cumulative effect of accounting change,
net of tax                                                      --          --     (16,859)
                                                        ----------  ----------  ----------
Net income                                              $1,072,894  $1,223,960  $1,058,533
                                                        ==========  ==========  ==========

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                Consolidated Statement of Shareholder's Equity

                                                           Year ended December 31
                                                   -------------------------------------
                                                       2006         2005         2004
                                                   -----------  -----------  -----------
                                                               (In Thousands)
Preferred stock:
   Balance at beginning and end of year            $       850  $       850  $       850
                                                   -----------  -----------  -----------
Common stock:
   Balance at beginning and end of year                  6,000        6,000        6,000
                                                   -----------  -----------  -----------
Additional paid-in capital:
   Balance at beginning of year                      3,627,638    3,619,068    3,503,978
   Capital contribution from Parent Company             37,268        8,570      115,090
                                                   -----------  -----------  -----------
Balance at end of year                               3,664,906    3,627,638    3,619,068

Accumulated other comprehensive income:
   Balance at beginning of year                        909,440    1,443,524    1,116,855
   Other comprehensive income (loss)                  (209,975)    (534,084)     326,669
                                                   -----------  -----------  -----------
Balance at end of year                                 699,465      909,440    1,443,524

Retained earnings:
   Balance at beginning of year                      5,765,544    4,982,264    4,224,411
   Net income                                        1,072,894    1,223,960    1,058,533
   Dividends paid                                     (208,213)    (440,680)    (300,680)
   Cumulative effect of accounting change, net of
     tax                                                 4,864           --           --
                                                   -----------  -----------  -----------
Balance at end of year                               6,635,089    5,765,544    4,982,264
                                                   -----------  -----------  -----------
Total shareholder's equity                         $11,006,310  $10,309,472  $10,051,706
                                                   ===========  ===========  ===========

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                Consolidated Statement of Comprehensive Income

                                                      2006        2005        2004
                                                   ----------  ----------  ----------
                                                             (In Thousands)
Net income                                         $1,072,894  $1,223,960  $1,058,533
Other comprehensive income (loss):
   Net unrealized gains (losses) on securities,
     after tax (pretax: 2006 - $(79,564); 2005 -
     $(895,502); 2004 - $461,126)                     (51,717)   (582,077)    299,732
   Reclassification adjustment for (gains) losses
     included in net income                          (158,258)     47,993      26,937
                                                   ----------  ----------  ----------
   Other comprehensive income (loss)                 (209,975)   (534,084)    326,669
                                                   ----------  ----------  ----------
Comprehensive income                               $  862,919  $  689,876  $1,385,202
                                                   ==========  ==========  ==========

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                     Consolidated Statement of Cash Flows

                                                                      2006          2005          2004
                                                                  ------------  ------------  ------------
                                                                               (In Thousands)
Operating activities
Net income                                                        $  1,072,894  $  1,223,960  $  1,058,533
Adjustments to reconcile net income to net cash provided by
  operating activities:
   Cumulative effect of accounting change, net of tax                       --            --        16,859
   Interest credited on policyholder contracts                       2,299,622     2,163,035     2,063,646
   Change in future policy benefits and other policy claims           (244,724)     (335,380)   (1,003,487)
   Realized investments (gains) losses                                 289,654        52,851        63,437
   Change in other policyholders' funds                                387,863       248,538       308,794
   Amortization of policy acquisition costs and cost of
     insurance purchased                                               194,108       388,103       320,443
   Policy acquisition costs deferred                                  (921,193)     (854,609)     (732,410)
   Depreciation and amortization, including premiums and
     discounts                                                         160,721       188,160       193,670
   Provision for deferred income tax expense                             2,223       160,107       250,746
   Change in indebtedness to (from) affiliates                         (15,861)     (142,992)     (181,863)
   Change in trading securities                                            205      (131,000)       51,067
   Change in accounts receivable                                       (38,220)      (35,189)      (74,800)
   Other, net                                                            3,414        59,664        64,984
                                                                  ------------  ------------  ------------
Net cash provided by operating activities                            3,190,706     2,985,248     2,399,619

Investing activities
Purchases of :
   Fixed maturity and equity securities                            (16,398,704)  (31,593,646)  (27,390,556)
   Mortgage loans on real estate                                    (1,680,140)     (778,836)     (691,747)
   Other investments                                                (2,914,316)   (2,063,663)   (5,442,537)
Sales of:
   Fixed maturity and equity securities                             13,450,527    26,780,200    26,942,747
   Other investments                                                   397,147     1,109,408       120,049
Redemptions and maturities of:
   Fixed maturity and equity securities                              3,096,819     2,892,484     1,735,026
   Mortgage loans on real estate                                       441,731       412,603       307,711
Sales and purchases of property, equipment, and software, net           23,435        12,425         9,648
Change in short-term investments                                        41,735       (21,307)       49,527
Change in securities lending collateral                             (1,443,757)   (2,887,153)   (5,765,710)
                                                                  ------------  ------------  ------------
Net cash used in investing activities                               (4,985,523)   (6,137,485)  (10,125,842)

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                                                            2006         2005         2004
                                                        -----------  -----------  -----------
                                                                    (In Thousands)
Financing activities
Net policyholder account deposits                       $ 5,070,463  $ 4,948,706  $ 7,332,833
Net policyholder account withdrawals                     (4,485,310)  (4,278,916)  (5,296,849)
Dividends paid                                             (208,213)    (440,680)    (300,680)
Capital contribution from parent                                 --           --      115,090
Change in securities lending payable                      1,443,757    2,887,153    5,765,710
Change in restricted cash                                      (728)         942       70,134
                                                        -----------  -----------  -----------
Net cash provided by financing activities                 1,819,969    3,117,205    7,686,238
                                                        -----------  -----------  -----------
Increase (decrease) in cash                                  25,152      (35,032)     (39,985)
Cash and cash equivalents at beginning of year              222,192      257,224      297,209
                                                        -----------  -----------  -----------
Cash and cash equivalents at end of year                $   247,344  $   222,192  $   257,224
                                                        ===========  ===========  ===========
SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid                                       $        --  $   121,904  $   208,397
Interest paid                                           $    42,283  $    44,952  $    47,709
                                                        ===========  ===========  ===========

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                  Notes to Consolidated Financial Statements

                               December 31, 2006

1. Nature of Operations

American General Life Insurance Company including its wholly owned subsidiaries ("AGL" or the "Company"), is a wholly owned subsidiary of AGC Life Insurance Company ("Parent Company"), and its ultimate parent is American International Group, Inc. ("AIG").

The Company offers a broad portfolio of universal life, variable universal life, whole life, term life, accident and health, structured settlements, and fixed and variable annuities throughout the United States of America. The Company serves the estate planning needs of middle- and upper-income households and the life insurance needs of small- to medium-sized businesses. The Company, through its subsidiaries American General Life Companies ("AGLC") and American General Enterprise Services ("AGES"), and AGL's wholly owned broker-dealer subsidiary American General Equity Services Corporation ("AGESC"), also provides support services to certain affiliated insurance companies. The financial results, of the Variable Annuity Life Insurance Company ("VALIC"), a wholly owned subsidiary of the Company are also included in these consolidated financial statements. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States of America.

2. Accounting Policies

2.1 Preparation of Financial Statements

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and a variable interest entity (see below) in which the Company has a partial ownership interest. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect amounts reported in the consolidated financial statements and disclosures of contingent assets and liabilities. These estimates and assumptions are particularly significant with respect to investments, deferred acquisition costs, and policyholder benefits. Ultimate results could differ from those estimates.

The company performed a migration of certain blocks of reserves and deferred acquisition costs from various legacy valuation systems to a new valuation system as of December 31, 2006,

                    American General Life Insurance Company

2.1 Preparation of Financial Statements

representing approximately $9.6 billion of reserves and $1.4 billion of DAC. The new system has the capability to refine estimates to a greater degree than previously possible using the older systems. The conversion resulted in an increase in GAAP reserves of $154.5 million, an increase in DAC of $136.3 million and a net decrease to 2006 pre-tax earnings of $18.2 million.

CONSOLIDATION OF VARIABLE INTEREST ENTITY: On January 14, 2004, the Company purchased 43% of the non-voting preferred equity issued by Castle 2003-2 Trust ("Castle 1 Trust"), a Delaware special-purpose statutory trust established on November 21, 2003 (see Note 13). The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling commercial jet aircraft. In December 2003, the Financial Accounting Standards Board ("FASB") issued a "Revision to Interpretation
No. 46, Consolidation of Variable Interest Entities" ("FIN 46(R)"). In accordance with FIN 46(R), the accounts of Castle 1 Trust have been included in these consolidated financial statements as of and for the years ended
December 31, 2006, 2005 and 2004.

2.2 Statutory Accounting

The Company and its wholly owned life insurance subsidiaries are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiaries did not have a material effect on statutory capital and surplus at December 31, 2006.

Statutory net income, capital and surplus of AGL at December 31 was as follows:

                                                 2006       2005       2004
                                              ---------- ---------- ----------
                                                       (In Thousands)
Statutory net income                          $  506,996 $  637,973 $  567,253
Statutory capital and surplus                 $5,447,528 $5,010,153 $4,705,497

The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized

                    American General Life Insurance Company

2.2 Statutory Accounting

(generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally agents' debit balances, computer software, and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (e) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

2.3 Insurance Contracts

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, limited payment, endowment, guaranteed renewable term life, universal life, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

2.4 Investments

Cash & Short-Term Investments

Cash includes cash and cash equivalents with original maturities of three months or less. Short-term investments primarily include interest bearing cash accounts, commercial paper and money market investments, with maturities of between three months and one year.

                    American General Life Insurance Company

2.4 Investments

Restricted Cash

Castle 1 Trust maintains restricted cash which primarily represents security deposits from lessees that are required to be segregated from other funds.

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value at December 31, 2006 and 2005. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded as a separate component of other comprehensive income or loss within shareholder's equity. Realized gains and losses on the sale of investments are recognized in operating earnings at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in earnings, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounting for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis and is irrevocable at the acquisition of issuance date.

Fixed maturity and equity securities classified as trading securities are carried at fair value, as it is the Company's intention to sell these securities in the near future. Realized and unrealized gains and losses are reflected in income currently.

The Company regularly evaluates its investments for impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments.

In general, a security is considered a candidate for impairment if it meets any of the following criteria:

                    American General Life Insurance Company

2.4 Investments (continued)

    . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine months or longer);

    . The occurrence of a discrete credit event resulting in the debtor defaulting or seeking bankruptcy or insolvency protection or voluntary reorganization;

    . The probability of non-realization of a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

At each balance sheet date, the Company evaluates its securities holdings in an unrealized loss position. Where the Company does not intend to hold such securities until they have fully recovered their carrying value, based on the circumstances present at the date of evaluation, the Company records the unrealized loss in income. If events or circumstances change, such as unexpected changes in the creditworthiness of the obligor, unanticipated changes in interest rates, tax laws, statutory capital positions and liquidity events, among others, the Company revisits its intent. Further, if a loss is recognized from a sale subsequent to a balance sheet date pursuant to these unexpected changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed.

In periods subsequent to the recognition of an other-than-temporary impairment loss for debt securities, the Company generally amortizes the discount or reduced premium over the remaining life of the security in a prospective manner based on the amount and timing of future estimated cash flows. Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

Mortgage Loans

Mortgage loans are reported at the unpaid principal balance, net of any allowance for losses. The allowance for losses covers estimated losses based on our assessment of risk factors such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated costs to sell.

                    American General Life Insurance Company

2.4 Investments (continued)

Interest on performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Interest on non-performing mortgage loans is recorded as income when received.

Policy Loans

Policy loans are reported at the aggregate unpaid principal balance. There is no allowance for policy loans as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

Partnerships & Other Invested Assets

Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. With respect to partnerships in which the Company holds in the aggregate a five percent or greater interest, or less than five percent interest but the Company has more than a minor influence over the operations of the investee, the Company's carrying value is the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income.

Aircraft owned by Castle 1 Trust are recorded at cost within other invested assets and depreciated on a straight-line basis, generally over estimated useful lives of 25 years from the date of manufacture to a residual value that is 15% of cost. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value (net book value).

Other invested assets also includes preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in

                    American General Life Insurance Company

2.4 Investments (continued)

companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. At December 31, 2006 and 2005, the Company's investments in partially owned companies included its 38.7% interest in the non-voting preferred equity of Castle 2003-2 Trust ("Castle 2 Trust"; see Note
8). Other invested assets also include assets related to derivative financial instruments.

Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments.

Securities Lending Collateral and Securities Lending Payable

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102 percent of the value of the loaned securities. The fair values of securities pledged under the securities lending agreement were $17.3 billion and $ 15.9 billion as of December 31, 2006 and 2005, respectively, which represents securities included in fixed maturity securities available for sale in the consolidated balance sheet at the respective balance sheet dates. The collateral is held by the lending agent for the benefit of the Company and not available for the general use of the Company (restricted). Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income.

Dollar Roll Agreements

Throughout the year, the Company may enter into dollar roll agreements. These are agreements to sell mortgage-backed securities ("MBS") and to repurchase substantially similar securities at a specific price and date in the future. Dollar roll agreements are accounted for as sales of financial assets and forward repurchase commitments. Assets are removed from the consolidated balance sheet at the time of sale. The difference between sales proceeds and carrying values are recorded as realized gains or losses. The forward repurchase commitments are accounted for at fair value, and the changes in fair value are recorded as realized gains or losses. Assets are recorded at the

                    American General Life Insurance Company

2.4 Investments (continued)

time of purchase at fair value. Unsettled amounts on the purchase contracts are reflected in the consolidated balance sheets in other liabilities. At
December 31, 2006 and 2005, the Company had no dollar roll agreements outstanding.

Derivative Financial Instruments

The Company reports all derivative instruments at fair value in the consolidated balance sheet.

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company has issued a small number of equity-indexed annuity contracts, which contain embedded derivatives associated with guarantees tied to the S&P 500 index. The Company uses S&P 500 indexed call options to offset the increase in its liabilities resulting from the equity-indexed features of these annuity contracts. The embedded derivatives and the call options are carried at fair value, with changes in fair value recognized in realized investment gains and losses.

Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, S&P 500 index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds).

The Company believes that such hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting (see
Note 10). The Company carries all derivatives at fair value in the consolidated balance sheet. Changes in the fair value of derivatives are reported as part of realized investment gains and losses in the consolidated statement of income.

2.5 Separate Accounts

Separate account assets and liabilities represent funds that are separately administered for variable annuities and variable universal life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect

                    American General Life Insurance Company

2.5 Separate Accounts (continued)

to certain policies. Therefore, the Company's liability for these separate accounts equals the value of the separate account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income, and cash flows. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the consolidated statement of income.

2.6 Deferred Policy Acquisition Costs ("DPAC"), Cost of Insurance Purchased ("CIP") and Deferred Sales Inducements

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC. The cost assigned to certain insurance contracts in force at January 31, 1995, the date of American General Corporation's ("AGC") acquisition of The Franklin, is reported as CIP.

DPAC and CIP associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts are charged to expense in relation to the estimated gross profits of those contracts. If estimated gross profits change significantly, DPAC and CIP balances are recalculated using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DPAC or CIP amortization. DPAC and CIP associated with all other insurance contracts are charged to expense over the premium-paying period or as the premiums are earned over the life of the contract. Interest is accreted on the unamortized balance of DPAC at rates used to compute policyholder reserves and on the unamortized balance of CIP at rates of 3.00 percent to 8.25 percent.

With respect to the Company's variable annuity contracts, the assumption for the long-term annual growth of the separate account assets used by the Company in the determination of DPAC amortization is approximately 10 percent (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10 percent long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15 percent during the

                    American General Life Insurance Company

2.6 Deferred Policy Acquisition Costs ("DPAC"), Cost of Insurance Purchased ("CIP") and Deferred Sales Inducements (continued)

first year following the introduction of a product, the DPAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9 percent, resulting in an average annual growth rate of 10 percent during the life of the product. Similarly, following periods of below 10 percent performance, the model will assume a short-term growth rate higher than 10 percent. An adjustment to DPAC will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10 percent growth rate over a five-year period) to be unachievable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies. With respect to the Company's variable universal life policies, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DPAC amortization is approximately 9 percent, but no reversion to the mean adjustment is applied.

DPAC and CIP related to interest-sensitive products are adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment, net of deferred taxes, is included in unrealized investment gains (losses) in accumulated other comprehensive income within shareholder's equity.

The Company reviews the carrying amounts of DPAC and CIP at least annually. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to contractholders, on certain of its products. Sales inducements provided to the contractholder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheet. Deferred sales inducement assets are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

                    American General Life Insurance Company

2.7 Future Life Policy Benefits and Policyholder Contract Deposits

Substantially all of the Company's insurance and annuity liabilities relate to long duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                                           2006        2005
                                                        ----------- -----------
                                                            (In Thousands)
Future policy benefits:
   Ordinary life                                        $ 5,190,640 $ 4,852,453
   Group life                                                25,202      25,760
   Life contingent group annuities                           83,159      85,565
   Life contingent annuities                              5,678,513   4,737,550
   Terminal funding                                         394,000     397,630
   Accident and health                                      259,172     244,682
                                                        ----------- -----------
Total                                                   $11,630,686 $10,343,640
                                                        =========== ===========
Policyholder contract deposits:
   Annuities                                            $33,738,454 $33,228,804
   Corporate-owned life insurance                           354,723     373,848
   Universal life                                         6,945,119   6,113,472
                                                        ----------- -----------
Total                                                   $41,038,296 $39,716,124
                                                        =========== ===========

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1 percent to 11 percent.

The liability for policyholder contract deposits has been established based on various assumptions. Interest rates credited for deferred annuities vary by year of issuance and range from 3.0 percent to 10.0 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from 0.0 percent to 20.0 percent, grading to zero over a period of 0 to 19 years. Interest rates on corporate-owned life insurance are guaranteed at 3.0 or

                    American General Life Insurance Company

2.7 Future Life Policy Benefits and Policyholder Contract Deposits (continued)

4.0 percent, depending on policy form, and the weighted average rate credited in 2006 was 4.46 percent.

2.8 Guaranteed Minimum Death Benefits

A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product ("the GMDB"). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the principal invested, adjusted for withdrawals, accumulated with interest at rates up to 3 percent per annum (subject to certain caps). The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Prior to January 1, 2004, the Company expensed GMDB-related benefits in the period incurred, and therefore did not provide reserves for future benefits. Effective January 1, 2004, the Company provides reserves for future GMDB-related benefits pursuant to the adoption of Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholders' benefits in the consolidated statement of income.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholders' benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

2.9 Premium Recognition

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized in a constant relationship to insurance in force for life insurance contracts and to the amount of expected future benefit payments for annuity contracts.

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender

                    American General Life Insurance Company

2.9 Premium Recognition (continued)

charges and are included in other income in the consolidated statement of income. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC. Variable annuity and variable universal life fees, asset management fees and surrender charges are recorded as income when earned. Net retained broker dealer commissions are recognized as income on a trade date basis.

2.10 Reinsurance

The Company generally limits its exposure to loss on any single insured to $5.0 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $10.0 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

A receivable is recorded for reinsured benefits, both paid and pending, which is recoverable from the reinsurer. Total reinsurance recoverables on ceded reinsurance contracts are included in accounts receivable. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

2.11 Participating Policy Contracts

Participating life insurance accounted for approximately 2 percent of life insurance in force at December 31, 2006.

The portion of earnings allocated to participating policyholders is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $49.4 million, $56.4 million and $60.8 million in 2006, 2005 and 2004, respectively, and were included as part of policyholders' benefits in the consolidated statement of income.

2.12 Income Taxes

For the tax years ending December 31, 2006, 2005 and 2004, the Company will join in the filing of a consolidated federal income tax return with AGC Life Insurance Company and its life insurance company subsidiaries. The Company has a written agreement with AGC Life Insurance Company setting forth the manner in which the total consolidated federal income tax is allocated

                    American General Life Insurance Company

2.12 Income Taxes (continued)

to each entity that joins in the consolidation. Under this agreement, AGC Life Insurance Company agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, AGC Life Insurance Company agrees to reimburse the Company for the tax benefits from net losses and tax credits, if any, within a reasonable period of time after the filing of the consolidated federal income tax return for the year in which the losses are used.

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

2.13 Recently Issued Accounting Standards

FSP FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," replaces the measurement and recognition guidance set forth in Emerging Issue Task Force Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" and codifies certain existing guidance on impairment and accretion of income in periods subsequent to an other-than-temporary impairment, where appropriate. The Company's adoption of FSP FAS 115-1 on January 1, 2006 did not have a material effect on the Company's consolidated financial condition or results of operations.

On April 13, 2006, the Financial Accounting Standards Board ("FASB") issued FSP FIN 46(R)-6, "Determining the Variability to be Considered in Applying FASB Interpretation No. 46(R)" ("FIN 46(R)-6"). FIN 46(R)-6 affects the identification of which entities are variable interest entities (VIEs) through a "by design" approach in identifying and measuring the variable interests of the VIE and its primary beneficiary. The requirements became effective beginning in the third quarter of 2006 and are to be applied to all new VIEs with which the Company becomes involved. The new requirements need not be applied to entities that have previously been

                    American General Life Insurance Company

2.13 Recently Issued Accounting Standards (continued)

analyzed under FIN 46(R) unless a reconsideration event occurs. The adoption of this guidance did not have a material effect on the Company's consolidated financial condition or results of operations.

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). This statement was effective as of January 1, 2004 and requires the Company to recognize a liability for GMDB, as discussed in note 2.8, related to its variable annuity and variable life contracts and modifies certain disclosures and financial statement presentations for these products. The Company reported a one-time cumulative accounting charge upon adoption of $16.9 million to reflect the guaranteed minimum death benefit liability as of January 1, 2004. In addition, under SOP 03-01, variable annuity assets held in separate accounts will continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account ("separate account seed money") do not qualify for separate account accounting and reporting.

In December 2004, the FASB issued Statement No. 123 (revised 2004) ("FAS 123R"), "Share-Based Payment." FAS 123R replaces FASB Statement No. 123 ("FAS 123"), "Accounting for Stock-based Compensation," which superseded APB Opinion No. 25, "Accounting for Stock Issued to Employees" and amended FAS 95, "Statement of Cash Flows." FAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. On January 1, 2003, AIG adopted the recognition provisions of FAS 123. The effect of the compensation costs, as determined consistently with FAS 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of AIG and, therefore, are not presented herein. AIG adopted the provisions of the revised FAS 123R and its related interpretative guidance on January 1, 2006. The impact of adopting FAS 123R was not material to the consolidated financial position or results of operations of AIG or the Company.

At the June 2005 meeting, the EITF reached a consensus with respect to Issue No. 04-5, "Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights" (formerly, "Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole

                    American General Life Insurance Company

2.13 Recently Issued Accounting Standards (continued)

General Partner and the Limited Partners Have Certain Rights"). The Issue addresses what rights held by the limited partner(s) preclude consolidation in circumstances in which the sole general partner would consolidate the limited partnership in accordance with generally accepted accounting principles absent the existence of the rights held by the limited partner(s). Based on that consensus, the EITF also agreed to amend the consensus in Issue No. 96-16, "Investor's Accounting for an Investee When the Investor Has a Majority of the Voting Interest but the Minority Shareholders Have Certain Approval or Veto Rights." The guidance in this Issue was effective after June 29, 2005 for general partners of all new limited partnerships formed and for existing limited partnerships for which the partnership agreements are modified. For general partners in all other limited partnerships, the guidance in this Issue was effective beginning January 1, 2006. The effect of the adoption of this EITF Issue was not material to the Company's consolidated financial condition or results of operations.

On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B38, "Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option." This implementation guidance relates to the potential settlement of the debtor's obligation to the creditor that would occur upon exercise of the put option or call option, which meets the net settlement criterion in FAS 133 paragraph 9(a). The effective date of the implementation guidance was January 1, 2006. The adoption of this guidance did not have a material effect on the Company's consolidated financial condition or results of operations.

On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B39, "Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor." The conditions in FAS 133 paragraph 13(b) do not apply to an embedded call option in a hybrid instrument containing a debt host contract if the right to accelerate the settlement of the debt can be exercised only by the debtor (issuer/borrower). This guidance does not apply to other embedded derivative features that may be present in the same hybrid instrument. The effective date of the implementation guidance was January 1, 2006. The adoption of this guidance did not have a material effect on the Company's consolidated financial condition or results of operations.

On February 16, 2006, the FASB issued FAS No. 155, "Accounting for Certain Hybrid Financial Instruments" ("FAS 155"), an amendment of FAS 140 and FAS 133. FAS 155 permits the Company to elect to measure any hybrid financial instrument at fair value (with changes in fair value recognized in earnings) if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FAS 133. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis and is irrevocable. The Company elected to early adopt FAS 155 effective January 1, 2006

                    American General Life Insurance Company

2.13 Recently Issued Accounting Standards (continued)

and apply FAS 155 fair value measurement to certain investments in its available for sale portfolio that existed at December 31, 2005. The effect of this adoption resulted in a $4.9 million aftertax ($7.5 million pretax) increase to retained earnings as of January 1, 2006.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

On September 19, 2005, the AICPA issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FAS 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of the implementation guidance is January 1, 2007. The Company does not expect the implementation of SOP 05-1 to have a material effect on its consolidated financial condition or consolidated results of operations.

On July 13, 2006, the FASB issued FASB Interpretation 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The effective date of this implementation guidance is January 1, 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The implementation of FIN 48 is not material to the Company's consolidated financial condition.

On July 13, 2006, the FASB issued FASB Staff Position (FSP) No. FAS 13-2, Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2"). FSP 13-2 addresses how a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction affects the accounting for the lease by the lessor. The FSP is effective for fiscal years beginning after December 15, 2006. The Company expects to record an adjustment of $50 million, net of tax, to the beginning balance of retained earnings as of January 1, 2007 to reflect the cumulative effect of this change in accounting.

                    American General Life Insurance Company

2.13 Recently Issued Accounting Standards (continued)

In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently assessing the effect of implementing this guidance.

In February 2007, the FASB issued FAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items will be required to be reported in earnings in the current period. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently assessing the effect of implementing this guidance, which directly depends on the nature and extent of eligible items elected to be measured at fair value, upon initial application of the standard on January 1, 2008.

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows for the years ended December 31:

                                                  2006       2005       2004
                                               ---------- ---------- ----------
                                                        (In Thousands)
Investment income:
   Fixed maturities                            $3,393,034 $3,265,962 $3,101,785
   Equity securities                                2,852      3,435      8,070
   Mortgage loans on real estate                  287,872    273,270    229,921
   Investment real estate                          10,475      9,903     10,265
   Policy loans                                   103,191    100,787     99,421
   Other long-term investments                    165,395     32,396     82,767
   Short-term investments                          35,420     28,263     16,697
                                               ---------- ---------- ----------
Gross investment income                         3,998,239  3,714,016  3,548,926
Investment expenses                                35,419     80,130     63,577
                                               ---------- ---------- ----------
Net investment income                          $3,962,820 $3,633,886 $3,485,349
                                               ---------- ---------- ----------

                    American General Life Insurance Company

3.1 Investment Income (continued)

The carrying value of investments that produced no investment income during 2006 was less than 0.1 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

During 2006, 2005 and 2004, investment income from other long-term investments is primarily related to gains or losses associated with various partnership interests.

                    American General Life Insurance Company

3.2 Net Realized Investment Gains (Losses)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                  2006       2005       2004
                                               ---------  ---------  ---------
                                                        (In Thousands)
Fixed maturities:
   Gross gains                                 $ 125,224  $ 204,217  $ 270,273
   Gross losses                                 (341,900)  (329,543)  (256,398)
                                               ---------  ---------  ---------
Total fixed maturities                          (216,676)  (125,326)    13,875
Equity securities:
   Gross gains                                    17,272     36,750     12,999
   Gross losses                                   (1,424)       (23)    (5,958)
Partnerships:
   Gross gains                                     5,000      2,000          0
   Gross losses                                  (21,847)    (6,464)   (20,818)
Derivatives:
   Gross gains                                     2,000      5,162      1,000
   Gross losses                                  (46,720)         0    (32,852)
Other :
   Gross gains                                    11,752     39,909          0
   Gross losses                                  (39,011)    (4,859)   (31,683)
                                               ---------  ---------  ---------
Net realized investment gains (losses) before
  tax                                           (289,654)   (52,851)   (63,437)
Income tax benefit                               (99,042)   (18,498)   (22,203)
                                               ---------  ---------  ---------
Net realized investment gains (losses) after
  tax                                          $(190,612) $ (34,353) $ (41,234)
                                               =========  =========  =========

During 2006, 2005 and 2004, the Company's realized losses included write-downs of $222.3 million, $121.6 million and $63.1 million, respectively, for certain available for sale fixed maturity investments that experienced declines deemed other than temporary. The determination that a security has incurred an other-than-temporary decline in value and the amount of loss recognition requires the judgment of the Company's management and a continual review of its investments as discussed in Note 2.

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities

The following table summarizes the Company's gross unrealized losses and estimated fair values on fixed maturity securities available for sale and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2006 and 2005:

                                  Less than 12 Months    12 Months or More            Total
                                 --------------------  ---------------------  ---------------------
                                                           (In Thousands)
                                            Unrealized             Unrealized             Unrealized
December 31, 2006                Fair Value   Losses   Fair Value    Losses   Fair Value    Losses
-----------------                ---------- ---------- ----------- ---------- ----------- ----------
Fixed maturity securities
Corporate securities:
Investment- grade                $4,493,731 $(100,697) $ 5,835,318 $(194,125) $10,329,049 $(294,822)
Below investment-grade              319,848   (20,308)     251,021   (11,808)     570,869   (32,116)
Mortgage-backed securities        1,259,556   (15,702)   6,642,120  (121,012)   7,901,676  (136,714)
U.S. government obligations           9,408      (126)       5,094      (730)      14,502      (856)
Foreign governments                  10,164    (6,225)          --        --       10,164    (6,225)
State and political subdivisions    320,831    (5,074)   1,049,115   (35,459)   1,369,946   (40,533)
Collateralized bonds                 38,013      (987)      21,169    (1,331)      59,182    (2,318)
Redeemable preferred stocks          30,492    (5,081)          --                 30,492    (5,081)
Equity securities                     5,931    (1,048)          --        --        5,931    (1,048)
                                 ---------- ---------  ----------- ---------  ----------- ---------
   Total                         $6,487,974 $(155,248) $13,803,837 $(364,465) $20,291,811 $(519,713)
                                 ========== =========  =========== =========  =========== =========

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

                                  Less than 12 Months     12 Months or More           Total
                                 ---------------------  --------------------  ---------------------
                                                           (In Thousands)
                                             Unrealized            Unrealized             Unrealized
December 31, 2005                Fair Value    Losses   Fair Value   Losses   Fair Value    Losses
-----------------                ----------- ---------- ---------- ---------- ----------- ----------
Fixed maturity securities
Corporate securities:
Investment- grade                  6,047,418  (131,287)    467,666   (25,151)   6,515,084  (156,438)
Below investment-grade               899,747   (60,173)    208,079   (19,281)   1,107,826   (79,454)
Mortgage-backed securities         7,391,729  (119,489)    271,009    (8,492)   7,662,738  (127,981)
U.S. government obligations            4,175      (200)      2,080      (477)       6,255      (677)
Foreign governments                   94,476    (6,565)          0         0       94,476    (6,565)
State and political subdivisions     710,303   (17,311)    101,000    (7,000)     811,303   (24,311)
Collateralized bonds                  14,566      (933)     11,690      (792)      26,256    (1,725)
Equity securities                      2,794      (172)      1,742    (1,476)       4,536    (1,648)
                                 ----------- ---------  ----------  --------  ----------- ---------
Total                            $15,165,208 $(336,130) $1,063,266  $(62,669) $16,228,474 $(398,799)
                                 =========== =========  ==========  ========  =========== =========

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2006, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

Fixed maturity and equity securities classified as available-for-sale are reported at fair value. Amortized cost and fair value at December 31, 2006 and 2005 were as follows:

                                                           Gross      Gross
                                              Amortized  Unrealized Unrealized
                                                Cost        Gain       Loss    Fair Value
                                             ----------- ---------- ---------- -----------
                                                            (In Thousands)
December 31, 2006
Fixed maturity securities:
   Corporate securities:
       Investment-grade                      $28,818,873 $1,078,472 $(294,822) $29,602,523
       Below investment-grade                  3,512,776    208,715   (32,116)   3,689,375
   Mortgage-backed securities                 12,799,496    158,103  (136,714)  12,820,885
   U.S. government obligations                   175,439     29,639      (856)     204,222
   Foreign governments                           709,116     87,008    (6,225)     789,899
   State and political subdivisions            3,482,069     91,640   (40,533)   3,533,176
   Collateralized bonds                           99,611      1,740    (2,318)      99,033
   Redeemable preferred stocks                    75,273      2,211    (5,081)      72,403
                                             ----------- ---------- ---------  -----------
Total fixed maturity securities              $49,672,653 $1,657,528 $(518,665) $50,811,516
                                             =========== ========== =========  ===========
Equity securities                            $    43,908 $   41,454 $  (1,048) $    83,314
                                             =========== ========== =========  ===========
Separate account seed money                  $        -- $       -- $      --  $        --
                                             =========== ========== =========  ===========
Investment in AIG                            $     8,597 $   49,459 $      --  $    58,056
                                             =========== ========== =========  ===========

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

                                                           Gross      Gross
                                              Amortized  Unrealized Unrealized
                                                Cost        Gain       Loss    Fair Value
                                             ----------- ---------- ---------- -----------
                                                            (In Thousands)
December 31, 2005
Fixed maturity securities:
   Corporate securities:
       Investment-grade                      $28,425,624 $1,510,483 $(156,438) $29,779,669
       Below investment-grade                  3,504,754    145,856   (79,454)   3,571,156
   Mortgage-backed securities                 12,632,632    113,801  (127,981)  12,618,452
   U.S. government obligations                   175,470     34,052      (677)     208,845
   Foreign governments                           750,686     93,689    (6,565)     837,810
   State and political subdivisions            3,256,136    125,314   (24,311)   3,357,139
   Collateralized bonds                           83,537      1,875    (1,725)      83,687
   Redeemable preferred stocks                    53,808     13,196        --       67,004
                                             ----------- ---------- ---------  -----------
Total fixed maturity securities              $48,882,647 $2,038,266 $(397,151) $50,523,762
                                             =========== ========== =========  ===========
Equity securities                            $    33,457 $   34,552 $  (1,648) $    66,361
                                             =========== ========== =========  ===========
Separate account seed money                  $    64,000 $    3,000 $      --  $    67,000
                                             =========== ========== =========  ===========
Investment in AIG                            $     8,597 $   46,680 $      --  $    55,277
                                             =========== ========== =========  ===========

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

Net unrealized gains (losses) on securities included in accumulated other comprehensive income in shareholder's equity at December 31, 2006 were as follows:

                                               2006        2005        2004
                                            ----------  ----------  ----------
                                                      (In Thousands)
                                            ----------------------------------
Gross unrealized gains                      $1,748,441  $2,122,498  $2,988,563
Gross unrealized losses                       (519,713)   (398,799)   (165,639)
DPAC and other fair value adjustments         (148,357)   (316,972)   (587,095)
Deferred federal income taxes                 (380,906)   (497,287)   (792,305)
                                            ----------  ----------  ----------
Net unrealized gains on securities          $  699,465  $  909,440  $1,443,524
                                            ==========  ==========  ==========

The contractual maturities of fixed maturity securities at December 31, 2006 were as follows:

                                                                 2006
                                                        -----------------------
                                                         Amortized    Market
                                                           Cost       Value
                                                        ----------- -----------
                                                            (In Thousands)
Fixed maturity securities, excluding mortgage-backed
  securities:
   Due in one year or less                              $   507,531 $   516,401
   Due after one year through five years                  4,623,762   4,821,659
   Due after five years through ten years                11,368,512  11,597,441
   Due after ten years                                   20,373,352  21,055,130
Mortgage-backed securities                               12,799,496  12,820,885
                                                        ----------- -----------
Total fixed maturity securities                         $49,672,653 $50,811,516
                                                        =========== ===========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $16.4 billion, $29.5 billion and $28.7 billion, during 2006, 2005 and 2004, respectively.

At December 31, 2006, $47.6 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

                    American General Life Insurance Company

3.4 Mortgage Loans on Real Estate

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75 percent or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at December 31, 2006 and 2005:

                                           Outstanding Percent of    Percent
                                             Amount      Total    Nonperforming
                                           ----------- ---------- -------------
                                                      (In thousands)
December 31, 2006
Geographic distribution:
   South Atlantic                          $1,031,455     21.0%        0.0%
   Pacific                                  1,105,137     22.4         0.0
   Mid-Atlantic                             1,243,973     25.3         0.0
   East North Central                         501,226     10.2         2.6
   Mountain                                   196,097      4.0         0.0
   West South Central                         310,326      6.3         0.0
   East South Central                         241,600      4.9         0.0
   West North Central                          96,157      2.0        11.5
   New England                                174,664      3.6         0.0
   Canada                                      21,786      0.4         0.0
Allowance for losses                           (4,206)    (0.1)        0.0
                                           ----------    -----
Total                                      $4,918,215    100.0%        0.5%
                                           ==========    =====
Property type:
   Office                                  $2,035,908     41.4%         24
   Retail                                   1,147,946     23.4           0
   Industrial                                 467,101      9.5           0
   Apartments                                 778,821     15.8           0
   Hotel/motel                                179,171      3.6           0
   Other                                      313,474      6.4           0
Allowance for losses                           (4,206)    (0.1)          0
                                           ----------    -----
Total                                      $4,918,215    100.0%        0.5%
                                           ==========    =====

                    American General Life Insurance Company

3.4 Mortgage Loans on Real Estate (continued)

                                           Outstanding Percent of    Percent
                                             Amount      Total    Nonperforming
                                           ----------- ---------- -------------
                                                      (In thousands)
December 31, 2005
Geographic distribution:
   South Atlantic                          $  862,100     23.3%        0.0%
   Pacific                                    722,290     19.5         0.0
   Mid-Atlantic                               854,126     23.1         0.0
   East North Central                         395,301     10.7         8.9
   Mountain                                   129,504      3.5         0.0
   West South Central                         235,138      6.4         0.0
   East South Central                         202,805      5.5         0.0
   West North Central                         104,233      2.8        21.6
   New England                                172,029      4.7         0.0
   Canada                                      22,363       .6         0.0
Allowance for losses                           (4,679)    (0.1)        0.0
                                           ----------    -----
Total                                      $3,694,210    100.0%        2.1%
                                           ==========    =====
Property type:
   Office                                  $1,435,719     38.9%        5.6%
   Retail                                   1,044,521     28.3         0.2
   Industrial                                 426,077     11.4         0.0
   Apartments                                 520,486     14.1         0.0
   Hotel/motel                                 65,667      1.8         0.0
   Other                                      206,419      5.6         0.0
Allowance for losses                           (4,679)    (0.1)        0.0
                                           ----------    -----
Total                                      $3,694,210    100.0%        2.1%
                                           ==========    =====

Impaired mortgage loans on real estate and related interest income is not material.

                    American General Life Insurance Company

4. Deferred Policy Acquisitions Costs, Cost of Insurance Purchased and Sales Inducements

The following reflects deferred policy acquisition costs and cost of insurance purchased which will be amortized against future income and the related current amortization charges to income, excluding certain amounts deferred and amortized in the same period:

                                               2006        2005        2004
                                            ----------  ----------  ----------
                                                      (In Thousands)
Balance at January 1                        $3,972,384  $3,260,541  $2,913,067
   Capitalization                              921,193     833,211     719,346
   Accretion of interest/amortization         (188,138)   (375,941)   (279,149)
   Effect of unrealized (gains) losses on
     securities                                 99,677     259,223     (80,598)
   Effect of realized (gains) losses on
     securities                                 71,884      (4,650)    (12,125)
                                            ----------  ----------  ----------
Balance at December 31                      $4,877,000  $3,972,384  $3,260,541
                                            ==========  ==========  ==========

The Company adjusts DAC amortization ("a DAC unlocking") when estimates of current or future gross profits on FAS 97 products to be realized are revised. In 2006, DAC amortization was decreased by $134 million due to the combination of DAC and system migration of deferred annuities and interest sensitive life products.

A roll forward of the cost of insurance purchased ("CIP") for the years ended December 31 follows:

                                                    2006      2005      2004
                                                  --------  --------  --------
                                                         (In Thousands)
Balance at January 1                              $335,899  $324,920  $338,520
   Deferral of renewal commissions                       0         0     3,623
   Accretion of interest/amortization               (5,970)   (9,561)  (30,316)
   Effect of unrealized (gains) losses on
     securities                                     18,449    23,672    12,725
   Effect of realized (gains) losses on
     securities                                      3,091    (3,132)      368
                                                  --------  --------  --------
Balance at December 31                            $351,469  $335,899  $324,920
                                                  ========  ========  ========

CIP amortization expected to be recorded in each of the next five years, from 2007 through 2011, is $12.9 million, $12.5 million, $11.6 million, $8.3 million, and $7.0 million, respectively.

                    American General Life Insurance Company

4. Deferred Policy Acquisitions Costs, Cost of Insurance Purchased and Sales Inducements (continued)

Activity in sales inducement for the years ended December 31 follows:

                                                      2006     2005     2004
                                                    -------  -------  -------
                                                          (In Thousands)
Balance at January 1                                $46,960  $27,692  $20,000
   Deferrals                                         41,681   21,284    8,741
   Accretion of interest/amortization                (4,513)  (2,016)  (1,049)
   Effect of unrealized (gains) losses on
     securities                                      (2,000)      --       --
   Effect of realized (gains) losses on securities       --       --       --
                                                    -------  -------  -------
Balance at December 31                              $82,128  $46,960  $27,692
                                                    =======  =======  =======

5. Reserves for Guaranteed Benefits

Details concerning the Company's guaranteed minimum death benefit exposure including a return of net deposits plus a minimum return as of December 31, 2006 were as follows:

                                                   2006           2005
                                                 -------        -------
                                                      (In Millions)
Account value                                    $46,877        $45,297
Net amount at risk /(a)/                           1,322          1,801
Average attained age of contract holders              56             54
Range of guaranteed minimum return rates         0.00%-3.00%    0.00%-3.00%
--------
/(a)/ Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in reserves for fixed annuity contracts on the consolidated balance sheet:

                    American General Life Insurance Company

                                              2006   2005
                                              ----   ----
                                              (In Millions)
Balance at January 1                          $ 7    $10
Guaranteed benefits incurred                    4      5
Guaranteed benefits paid                       (6)    (8)
                                              ------ ------
Balance at December 31                        $ 5    $ 7
                                              ====== ======

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2006 and December 31, 2005:

    . Data used was 1,000 stochastically generated investment performance scenarios.

    .  Mean investment performance assumption was 10%.

    .  Volatility assumption was 16%.

    .  Mortality was assumed to be 70% to 87.5% of the 1983a table.

    .  Lapse rates vary by contract type and duration and range from 5% to 25%.

    .  The discount rate was 3% to 8%.

6. Other Assets

Other assets consisted of the following:

                                                 December 31
                                              -----------------
                                                2006     2005
                                              -------- --------
                                               (In Thousands)
Goodwill                                      $ 37,951 $ 39,765
Computer software, net                          72,566   96,184
Accounts receivable from brokers                53,960   14,582
Prepaid expenses                                37,875   39,304
Property and equipment, net                     60,012   45,366
Other assets                                    37,083   25,725
                                              -------- --------
Total other assets                            $299,447 $260,926
                                              ======== ========

                    American General Life Insurance Company

7. Federal Income Taxes

7.1 Tax Liabilities

Income tax liabilities were as follows:

                                                   December 31
                                              ---------------------
                                                 2006       2005
                                              ---------- ----------
                                                 (In Thousands)
Current tax receivables                       $   52,860 $   14,032
Net deferred tax liabilities                   1,280,317  1,389,968
                                              ---------- ----------
   Income tax payable                         $1,333,177 $1,404,000
                                              ========== ==========

The components of deferred tax liabilities and assets at December 31 were as follows:

                                                         2006        2005
                                                     -----------  ----------
                                                          (In Thousands)
Deferred tax liabilities applicable to:
   Deferred policy acquisition costs                 $ 1,418,736  $1,236,446
   Basis differential of investments                     218,891     215,648
   Net unrealized gains on debt and equity
     securities available for sale                       380,906     497,287
   Capitalized EDP                                        25,305      24,144
   Prepaid expenses                                        5,102      12,814
   Other                                                 239,478     143,258
                                                     -----------  ----------
Total deferred tax liabilities                         2,288,418   2,129,597
Deferred tax assets applicable to:
   Policy reserves                                    (1,003,225)   (713,177)
   Other                                                  (4,876)    (26,452)
                                                     -----------  ----------
Total deferred tax assets                             (1,008,101)   (739,629)
                                                     -----------  ----------
Net deferred tax liabilities                         $ 1,280,317  $1,389,968
                                                     ===========  ==========

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus." At January 1, 2005 the Company had

                    American General Life Insurance Company

7.1 Tax Liabilities (continued)

approximately $382 million of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless it is distributed as a dividend, or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. During 2005, the Company distributed cash dividends in excess of $382 million, thereby eliminating its policyholders' surplus account and its exposure to federal income taxation.

7.2 Tax Expense

Components of income tax expense (benefit) for the years ended December 31 were as follows:

                                                  2006       2005      2004
                                                --------  ---------  --------
                                                        (In Thousands)
Income tax at statutory percentage of
GAAP pretax income                              $512,820  $ 561,589  $513,629
Non-conventional fuel source credits             (89,803)  (142,767)  (96,202)
Dividends received deduction                     (24,419)   (28,583)  (19,828)
Prior year corrections                             7,113    (10,989)   (8,241)
Other credits, taxes and settlements             (13,406)     1,331     2,760
                                                --------  ---------  --------
Income tax expense                              $392,305  $ 380,581  $392,118
                                                ========  =========  ========

                    American General Life Insurance Company

8. Transactions With Affiliates

Notes receivable from affiliates were as follows:

                                               December 31, 2006    December 31, 2005
                                              -------------------- --------------------
                                              Par Value Book Value Par Value Book Value
                                              --------- ---------- --------- ----------
                                                           (In Thousands)
American General Corporation, 9.375%, due
  2008                                        $  4,725   $  4,297  $  4,725   $  4,091
Transatlantic Holdings Inc., Promissory
  notes, 5.75%, due 2015                       164,000    163,358   164,000    163,202
AGC Life, Promissory notes, 5.02%, due 2010    116,000    116,000   116,000    116,000
American General Corporation, Promissory
  notes, 5.57%, due 2011                       415,000    415,000   415,000    415,000
Castle Trust 2, Asset backed notes, 5.26%,
  due 2026                                      36,944     36,021    41,453     41,449
Castle Trust 2, Asset backed notes, 8.26%,
  due 2026                                      13,155     13,563    13,929     13,924
                                              --------   --------  --------   --------
Total notes receivable from affiliates        $749,824   $748,239  $755,107   $753,666
                                              ========   ========  ========   ========

Various AIG companies provide services to the Company, principally mortgage servicing and investment management services, provided by American International Group Global Investment Corporation ("AIGGIC") on a fee basis. The Company paid approximately $69.9 million, $66.9 million and $67.5 million for such services in 2006, 2005 and 2004, respectively. Accounts payable for such services at December 31, 2006 and 2005 were not material. The Company rents facilities and provides services on an allocated cost basis to various AIG companies. Beginning in 1998, amounts received by the Company from affiliates include amounts received by its wholly owned, non-life insurance subsidiary, AGLC. AGLC provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $354.8 million, $329.2 million and $337.0 million for such services and rent in 2006, 2005 and 2004, respectively. Accounts receivable for rent and services at December 31, 2006 and 2005 were not material.

As a matter of Company policy, derivative contracts are generally executed with AIG

                    American General Life Insurance Company

Financial Products Corp. ("AIGFP"), an affiliated financial products company. From time to time, derivatives will be entered into with unaffiliated parties in conjunction with private placement investments.

During 2004, the Company purchased 38.7% of the non-voting preferred equity issued by Castle Trust 2003-II LP ("Castle Trust 2") for $116,558,398. The remaining non-voting equity interest and 100% of the voting equity of Castle Trust are held by various affiliates of the Company. The business of Castle Trust 2, and its wholly owned subsidiaries, is limited to buying, owning, leasing and selling a portfolio of aircraft. The purchase was funded by a capital contribution received from AGC Life Insurance Company. The Company's investment in Castle Trust 2 is reported in partnerships on the consolidated balance sheet.

On January 14, 2004, the Company purchased $65 million of fixed-rate asset-backed notes issued by Castle Trust 2. The notes mature on November 15, 2026 and are included in notes receivable from affiliates on the consolidated balance sheet.

On December 29, 2004, the Company purchased from Ambler Holding Corp, a wholly-owned subsidiary of the Company's affiliate AIG Financial Products, all of its Class D membership interests in Spicer Energy II LLC ("Spicer") for a purchase price of $86,100,234. As a result, the Company's Class D interest represents 25.3% of the equity in Spicer's three synfuel facilities. The Company's investment in Spicer is reported in partnerships on the consolidated balance sheet.

Effective August 1, 2003, the Company and AIG Life Insurance Company of Bermuda ("AIGB") entered into a Cut-through Agreement pursuant to which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the Texas Department of Insurance. The amount of the retained liability on AIGB's books related to this agreement totaled $340,000 at December 31, 2006 and $345,000 at December 31, 2005. The Company believes the probability of loss under this agreement is remote.

Effective June 23, 2003, the Company entered into a Cut-through Agreement with AIG Life of Canada ("AIGC") pursuant to which claimants were granted a direct right of action against the Company in the event AIGC becomes insolvent or otherwise cannot or refuses to perform its obligations under certain structured settlement contracts issued by AIGC. On November 6, 2003, the Company filed the Cut-through Agreement with the Texas Department of Insurance (the

                    American General Life Insurance Company

Department). In early 2005, the Company discussed this Cut-through Agreement with the Department and a reserve was established under these contracts that would not exceed $300 million without the consent of the Department. In 2006, the Company again discussed the Cut-through Agreement with the Department. The Company requested that the maximum allowed reserve be increased to $500 million. The reserves recorded by AIGC, related to these contracts, totaled $362 million at December 31, 2006 and $231 million at December 31, 2005. The Company believes the probability of loss under this agreement is remote.

On December 7, 2005, the Company acquired 5.75% Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $163.2 million. Other affiliates of the Company are holders of the same class of securities.

On September 23, 2003, the Company purchased 68 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle Trust") for $182.3 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle Trust are held by affiliates of the Company. Castle Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle Trust and its wholly owned subsidiaries is limited to buying, owning, leasing and selling a portfolio of commercial jets. In December 2003, the FASB issued a "Revision to Interpretation No. 46, Consolidation of Variable Interest Entities" ("FIN46R") (See Note 2.14). In accordance with FIN46R, Castle Trust has been consolidated in the Company's consolidated financial statements for the years ending December 31, 2006, 2005 and 2004.

Effective May 31, 2006, ownership of American General Securities, Inc. (AGSI) was transferred from American General Equity Services Corp. (AGESC), a wholly owned subsidiary of the Company, to AIG Advisor Group, Inc., an indirect wholly owned subsidiary of AIG, through a series of related party dividends and contributions within AIG-owned companies.

On September 25, 2006, the Company purchased 27% of a nonaffiliated Mortgage Loan at its estimated fair market value of $8,767,005, from SunAmerica Life Insurance Company (an affiliate), which included a purchase premium of $492,885.

American Home Assurance Company ("American Home"), an indirect wholly owned subsidiary of AIG, has terminated the General Guarantee Agreement dated
March 3, 2003 ("the Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will continue to cover the

                    American General Life Insurance Company
policies, contracts and certificates with a date of issuance earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products.

9. Benefit Plans

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

10.Derivative Financial Instruments

10.1 Use of Derivative Financial Instruments

The Company's use of derivative financial instruments is generally limited to interest rate swaps, currency swaps, S&P 500 index options and Treasury note and U.S. long bond futures as economic hedges of certain financial assets and liabilities as follows:

Derivative Instrument                  Economically Hedged Item
---------------------                  ------------------------
Interest rate and currency swaps       Private placement bonds

S&P index options                      Equity-indexed policy liabilities on
                                       certain universal life and annuity
                                       policies

Treasury note and long bond futures    Bonds purchased for short-term
                                       (trading) purposes

The Company believes that such hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting.

With the exception of premiums required for the purchase of publicly-traded or over-the-counter (OTC) traded S&P 500 index options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

                    American General Life Insurance Company

10.2 Risks Inherent In the Use of Derivatives

Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective economic hedges, the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities). Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis. Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts. Procedures have been implemented at AIG Global Investment Group, the company's affiliated investment advisor, and within the Life Insurance Division to prevent and detect such mismatches.

10.3 Interest Rate and Currency Swap Agreements

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis and to convert certain fixed rates to different fixed rates. Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates.

Swap agreements have terms of two to twenty-two years. Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                                    2006    2005
                                                   ------  ------
                                                    (In Millions)
Interest rate swap agreements:
   Notional amount                                 $1,275  $1,320
   Fair value                                         (15)     (6)
Currency swap agreements :
   Notional amount                                 $  772     602
   Fair Value                                         (97)    (57)

                    American General Life Insurance Company

10.4 Index Options

S&P 500 index options (puts and calls) are purchased as economic hedges of index-based exposures inherent in the Company's equity-indexed universal life and annuity products. Such options generally have terms of one or two years. The Company has procedures in place to economically match option purchases to policy liabilities. Contracts outstanding at December 31 were as follows:

                                      2006           2005
                                 -------------- --------------
                                          Fair           Fair
                                 Notional Value Notional Value
                                 -------- ----- -------- -----
                                         (In Millions)
Calls:
   One-year (or less) contracts    $319    $26    $310    $10
   Two-year contracts                41      4      32      3

10.5 Futures

The Company purchases and sells short futures (Treasury note and U.S. long bond) to offset interest rate exposures on certain bonds purchased for the trading portfolio. All futures positions are closed out at the end of each quarter with the realized gains and losses recorded as a component of operating earnings.

                    American General Life Insurance Company

11.Fair Value of Financial Instruments

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below.

                                                  2006             2005
                                            ---------------- ----------------
                                             Fair   Carrying  Fair   Carrying
                                             Value   Amount   Value   Amount
                                            ------- -------- ------- --------
                                                      (In Millions)
   Assets
   Cash                                     $   247 $   247  $   222 $   222
   Fixed maturity and equity securities      51,198  51,198   50,739  50,739
   Mortgage loans on real estate              5,041   4,918    4,841   3,694
   Policy loans                               1,840   1,820    1,823   1,775
   Short-term investments                        42      42       84      84
   Derivative assets                             32      32       13      13
   Partnerships                               3,483   3,483    2,657   2,657
   Separate account seed money                   --      --       67      67
   Investment in ultimate Parent Company         58      58       55      55
   Notes receivable from affiliates             748     748      754     754
   Securities lending collateral             17,345  17,345   15,901  15,901
   Assets held in separate accounts          30,272  30,272   27,163  27,163

   Liabilities
   Investment contracts                      32,752  35,343   32,512  34,556
   Dividend accumulations                       884     884      898     898
   Derivative liabilities                       114     114       66      66
   Securities lending payable                17,345  17,345   15,901  15,901
   Liabilities related to separate accounts  30,272  30,272   27,163  27,163

The following methods and assumptions were used to estimate the fair value of financial instruments:

Cash and Short-Term Investments

Carrying value is considered to be a reasonable estimate of fair value.

                    American General Life Insurance Company

Fixed Maturity and Equity Securities

Fair value for fixed maturity securities was based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the Company estimated fair value using internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company used its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

Fair values for equity securities were based upon quoted market prices.

Mortgage Loans on Real Estate

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

Policy Loans

Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions incorporating market rates.

Investment in AIG

The fair value of the investment in the AIG is based on quoted market prices of AIG common stock.

Securities Lending Collateral / Securities Lending Payable

Carrying value is considered to be a reasonable estimate of fair value.

Assets and Liabilities Related to Separate Accounts

The fair value of separate account assets and liabilities was based on quoted net asset value per share of the underlying mutual funds held in separate accounts.

                    American General Life Insurance Company

Derivative Financial Instruments

Fair value of derivative liabilities is based on the use of valuation models that utilize, among other things, current interest, foreign exchange and volatility rates, as applicable

Investment Contracts

Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

Dividend Accumulation

Fair value of dividend accumulation is the accumulated value of dividend to be paid to the policyholder with interest.

Notes Receivable from Affiliates

Fair value of promissory notes and asset backed notes from affiliates were based on quoted market prices, where available. For investments not actively traded, fair value was estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

Partnerships

Fair value of partnerships is based upon the fair value of the net assets of these investments as determined by the general partners.

Separate Account Seed Money

Fair value is considered to be the market value of the underlying securities.

12.Commitments and Contingencies

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

                    American General Life Insurance Company

The Company is party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

The Company had unfunded investment commitments totaling $521.2 million of which $412.8 million was committed to fund limited partnership investments. The company also had $108.4 million in commitments relating to mortgage loans at December 31, 2006.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2006 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The liability is not material to the Company's consolidated statement of position. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's consolidated results of operations and financial position. Although the amount accrued represents the Company's best estimate of its liability, this estimate may change in the future.

On November 1, 2002, the Company and various affiliates entered into a one-year inter-affiliate credit facility (the "facility"), under which the Company commits to make loans to AIG. The maximum aggregate amount of the commitment is currently $145.0 million. Such loans may take

                    American General Life Insurance Company
the form of variable rate loans that pay the higher of the federal funds rate plus 0.5 percent or the prime rate, or fixed rate loans that pay LIBOR plus a specific margin. AIG has the option, at the commitment termination date to convert any outstanding loan balances to one-year term. After an initial one-year extension, effective October 29, 2004, the facility was amended annually to extend the commitment termination date. Effective October 28, 2006, the termination date was extended to October 27, 2007. The Company originally received annual facility fees of 0.045%. However, effective as of October 29, 2004, the facility fee was changed to 0.040%. Effective October 28, 2006 the facility fee was changed to .030%. No loans were funded during 2006 or 2005.

AGL owns interests in certain limited liability companies (LLCs) which invested in six coal synthetic fuel production facilities. The sale of coal synthetic fuel produced by these six facilities generated income tax credits. Since acquiring the facilities, AGL has recognized approximately $541 million of synfuel tax credits through December 31, 2006. By letters dated February 17, 2006, the IRS field agents have advised the LLCs that all six production facilities were placed in service before July 1, 1998 and that they will withdraw the 60-day letters issued to the LLCs.

The Company generates income tax credits as a result of investing in synthetic fuel under section production. Tax credits generated from the production and sale of synthetic fuel under the Internal Revenue Code are subject to an annual phase-out provision that is based on the average wellhead price of domestic crude oil. The price range within which the tax credits are phased-out was originally established in 1980 and is adjusted annually for inflation. Depending on the price of domestic crude oil for a particular year, all or a portion of the tax credits generated in that year might be eliminated. The Company evaluates the production levels of its synthetic fuel production facilities in light of the risk of phase-out of the associated tax credits. As a result of fluctuating domestic crude oil prices, the Company evaluates and adjusts production levels when appropriate in light of this risk. Regardless of the oil prices, the tax credits expire after 2007.

During 1997 and 1998, the Company participated in a workers' compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers' compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year.

Prior to 2006, net premiums and losses retained by the Company, after retro-cessions to various quota share reinsurers, were 100% retro-ceded to another AIG subsidiary, American General Assurance Company ("AGAC"). During 2006, the agreement with AGAC terminated and the

                    American General Life Insurance Company
retrocession was recaptured.

On February 9, 2006, AIG announced that it has reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolve outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to provide its variable products. It is expected that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its affiliates in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

                    American General Life Insurance Company

13.Reinsurance

Reinsurance transactions for the years ended December 31, 2006, 2005 and 2004 were as follows:

                                                                                     Percentage
                                                Ceded to    Assumed From             of Amount
                                                  Other        Other                  Assumed
                                  Gross Amount  Companies    Companies   Net Amount    to Net
                                  ------------ ------------ ------------ ----------- ----------
                                                         (In Thousands)
December 31, 2006
Life insurance in force           $589,468,232 $495,146,951  $2,816,826  $97,138,107    2.90%
                                  ============ ============  ==========  ===========
Premiums:
   Life insurance and annuities      3,366,468      525,132      12,259    2,853,595    0.43%
   Accident and health insurance        27,548        1,659         196       26,085    0.75%
                                  ------------ ------------  ----------  -----------
Total premiums                    $  3,394,016 $    526,791  $   12,455  $ 2,879,680    0.43%
                                  ============ ============  ==========  ===========
December 31, 2005
Life insurance in force           $502,899,091 $408,690,675  $3,081,688  $97,290,104    3.17%
                                  ============ ============  ==========  ===========
Premiums:
   Life insurance and annuities      3,200,493      456,696      14,397    2,758,194    0.52%
   Accident and health insurance        25,590        2,926       1,927       24,591    7.84%
                                  ------------ ------------  ----------  -----------
Total premiums                    $  3,226,083 $    459,622  $   16,324  $ 2,782,785    0.59%
                                  ============ ============  ==========  ===========
December 31, 2004
Life insurance in force           $410,133,222 $314,611,320  $2,814,650  $98,336,552    2.86%
                                  ============ ============  ==========  ===========
Premiums:
   Life insurance and annuities      2,903,136      395,625       9,307    2,516,818    0.37%
   Accident and health insurance        25,374        2,999       1,129       23,504    4.80%
                                  ------------ ------------  ----------  -----------
Total premiums                    $  2,928,510 $    398,624  $   10,436  $ 2,540,322    0.41%
                                  ============ ============  ==========  ===========

Reinsurance recoverable on paid losses was approximately $32.9 million, and $44.7 million, at December 31, 2006 and 2005, respectively. Reinsurance recoverable on unpaid losses was approximately $139.6 million, and $114.5 million at December 31, 2006 and 2005, respectively.

                    American General Life Insurance Company

Total reinsurance recoverables are included in Accounts Receivable on the Consolidated Balance Sheet.

In December 2002, the Company entered into a coinsured/modified coinsurance agreement with AIG Life Insurance Company of Bermuda ("AIGB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures 100% quota share of the Company's liability on virtually all level term and universal life products issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge.

14.Shareholder's Equity

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The Company's stock is held by its immediate parent, AGC Life Insurance Company.

The Company paid $200 million, $440 million and $300 million in dividends on common stock to AGC Life in 2006, 2005 and 2004, respectively. The Company also paid $680,000 in dividends on preferred stock to AGC Life in 2006, 2005 and 2004. In addition, the Company paid a stock dividend of $7.5 million to the Parent Company during 2006.

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 2006, approximately $10.4 billion of consolidated shareholder's equity represents net assets of the Company, which cannot be transferred, in the form of dividends, loans, or advances to the Parent Company. Approximately $4.6 billion of consolidated shareholder's equity is similarly restricted as to transfer from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to AGC Life are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10 percent of policyholders' surplus or the previous year's statutory net gain from operations.

                    American General Life Insurance Company

15.Subsequent Event

On February 28, 2007, the Company acquired Matrix Direct, Inc. ("Matrix Direct"), a direct marketer of life insurance, from Protective Life Corporation. The transaction was accounted for as a stock purchase of all of the outstanding capital stock of Matrix Direct. Although the acquisition cost is not material, less than .2% of the Company's equity, the Company will have the opportunity to further expand its sales of life insurance through this acquisition, as well as apply its direct marketing expertise to a more diverse set of products.

                        American Home Assurance Company

                               NAIC Code: 19380

                     Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                        American Home Assurance Company

                     Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                               Table of Contents

Report of Independent Auditors............................................. 2

Statements of Admitted Assets.............................................. 3

Statements of Liabilities, Capital and Surplus............................. 4

Statements of Income and Changes in Capital and Surplus.................... 5

Statements of Cash Flow.................................................... 6

Notes to Statutory Basis Financial Statements.............................. 7

                        Report of Independent Auditors

To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2006 and 2005, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2006 and 2005, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1 to the financial statements.

PRICEWATERHOUSECOOPERS LLP

New York, NY
April 26, 2007

                        American Home Assurance Company

                         Statements of Admitted Assets

                                Statutory Basis
                       As of December 31, 2006 and 2005
                                (000's Omitted)

 As of December 31,                                        2006        2005
 ------------------                                     ----------- -----------
 Cash and Invested Assets:

    Bonds, at amortized cost (NAIC market
      value: 2006 - $15,146,927; 2005 -
      $9,798,011)                                       $14,844,987 $ 9,663,980

    Stocks:

        Common stocks, at NAIC market value
          (Cost: 2006 - $1,602,207; 2005 -
          $1,575,109)                                     3,304,355   3,190,583
        Preferred stocks, primarily at NAIC
          market value (Cost: 2006 - $577,109;
          2005 - $539,993)                                  587,471     542,438
    Other invested assets, primarily at equity
      (Cost: 2006 - $1,171,367; 2005 -
      $2,109,071)                                         1,509,651   2,261,269
    Securities lending collateral                           203,323     295,591
    Short-term investments, at amortized cost
      (approximates NAIC market value)                      129,196      95,534
    Cash                                                    164,596      22,494
    Receivable for securities                                    --     164,069
                                                        ----------- -----------
           Total Cash and Invested Assets                20,743,579  16,235,958
                                                        ----------- -----------
 Investment income due and accrued                          203,764     234,067
 Agents' balances or uncollected premiums:
    Premiums in course of collection                        955,240     925,573
    Premiums and installments booked but
      deferred and not yet due                              371,971     355,388
    Accrued retrospective premiums                        1,606,389   1,267,421
 Amounts billed and receivable from high
   deductible policies                                       76,370     104,345
 Reinsurance recoverable on loss payments                   488,243     399,204
 Funds held by or deposited with reinsurers                  13,951      23,948
 Deposit accounting assets                                  809,537   1,336,343
 Deposit accounting assets - funds held                      94,279     432,987
 Federal and foreign income taxes recoverable
   from parent                                               63,569     794,462
 Net deferred tax assets                                    421,900     308,507
 Equities in underwriting pools and associations            858,614     577,679
 Electronic data processing equipment, less
   accumulated depreciation                                      --      93,882
 Receivable from parent, subsidiaries and
   affiliates                                             1,484,555   3,189,824
 Other admitted assets                                      179,243     178,400
                                                        ----------- -----------
           Total Admitted Assets                        $28,371,204 $26,457,988
                                                        =========== ===========

               See Notes to Statutory Basis Financial Statements

                        American Home Assurance Company

                Statements of Liabilities, Capital and Surplus

                                Statutory Basis
                       As of December 31, 2006 and 2005
                   (000's Omitted Except Share Information)

As of December 31,                                        2006         2005
------------------                                    -----------  -----------
                    Liabilities

Reserves for losses and loss adjustment expenses      $12,754,581  $11,620,078
Unearned premium reserves                               4,518,443    4,334,485
Commissions, premium taxes, and other expenses
  payable                                                 183,640      118,273
Reinsurance payable on paid loss and loss adjustment
  expenses                                                308,091      247,937
Funds held by company under reinsurance treaties          228,878      255,848
Provision for reinsurance                                 128,824      210,152
Ceded reinsurance premiums payable, net of ceding
  commissions                                             427,505      431,565
Retroactive reinsurance reserves - assumed                 23,242       32,893
Retroactive reinsurance reserves - ceded                  (61,283)     (65,044)
Deposit accounting liabilities                            172,296      486,910
Deposit accounting liabilities - funds held               703,508    1,006,426
Securities lending payable                                203,323      295,591
Collateral deposit liability                              613,043      505,755
Payable to parent, subsidiaries and affiliates          1,547,586    1,583,699
Payable for securities                                    110,581           --
Other liabilities                                         297,093      343,769
                                                      -----------  -----------
   Total Liabilities                                   22,159,351   21,408,337
                                                      -----------  -----------
                Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158
  shares authorized, 1,695,054 shares issued and
  outstanding                                              25,426       25,426
Capital in excess of par value                          2,779,526    2,779,526
Unassigned surplus                                      3,357,054    2,176,592
Special surplus funds from retroactive reinsurance         49,847       68,107
                                                      -----------  -----------
   Total Capital and Surplus                            6,211,853    5,049,651
                                                      -----------  -----------
   Total Liabilities, Capital, and Surplus            $28,371,204  $26,457,988
                                                      ===========  ===========

               See Notes to Statutory Basis Financial Statements

                        American Home Assurance Company

            Statements of Income and Changes in Capital and Surplus

                                Statutory Basis
                For the Years Ended December 31, 2006 and 2005
                                (000's Omitted)

For the Years Ended December 31,                          2006         2005
--------------------------------                       ----------  -----------
              Statements of Income

Underwriting Income:
   Premiums earned                                     $7,700,011  $ 7,045,820
                                                       ----------  -----------
Underwriting Deductions:
   Losses incurred                                      4,606,481    5,406,410
   Loss adjustment expenses incurred                      803,517    1,098,644
   Other underwriting expenses incurred                 1,825,815    1,584,477
                                                       ----------  -----------
Total Underwriting Deductions                           7,235,813    8,089,531
                                                       ----------  -----------
Net Underwriting Income (Loss)                            464,198   (1,043,711)
                                                       ----------  -----------
Investment Income:
   Net investment income earned                           702,426      630,678
   Net realized capital gains (net of capital
     gains taxes: 2006 - $29,092; 2005 - $20,492)          61,624       38,055
                                                       ----------  -----------
Net Investment Gain                                       764,050      668,733
                                                       ----------  -----------
Net loss from agents' or premium balances
  charged-off                                             (49,762)    (145,742)
Other gain, net of dividends to policyholders              63,978       91,947
                                                       ----------  -----------
Income (Loss) After Capital Gains Taxes and
  Before Federal Income Taxes                           1,242,464     (428,773)
Federal income tax expense (benefit)                      263,263     (243,047)
                                                       ----------  -----------
       Net Income (Loss)                               $  979,201  $  (185,726)
                                                       ==========  ===========
         Changes in Capital and Surplus

Capital and Surplus, as of December 31, Previous
  Year                                                 $5,049,651  $ 3,339,340
   Adjustment to beginning surplus                         55,538     (211,984)
                                                       ----------  -----------
Capital and Surplus, as of January 1,                   5,105,189    3,127,356
                                                       ----------  -----------
Changes in Capital and Surplus:
   Net income (loss)                                      979,201     (185,726)
   Change in net unrealized capital gains (net of
     capital gains taxes: 2006 - $121,173; 2005 -
     $13,354)                                             119,660      164,444
   Change in net deferred income tax                      (13,270)     112,728
   Change in non-admitted assets                          (80,352)    (322,775)
   Change in provision for reinsurance                     81,328      166,585
   Paid in capital and surplus                                 --    2,076,780
   Cash dividends to stockholder                               --      (31,732)
   Other surplus adjustments                                1,268           --
   Foreign exchange translation                            18,829      (58,009)
                                                       ----------  -----------
       Total Changes in Capital and Surplus             1,106,664    1,922,295
                                                       ----------  -----------
Capital and Surplus, December 31,                      $6,211,853  $ 5,049,651
                                                       ==========  ===========

               See Notes to Statutory Basis Financial Statements

                        American Home Assurance Company

                            Statements of Cash Flow

                                Statutory Basis
                For the Years Ended December 31, 2006 and 2005
                                (000's Omitted)

 For the Years Ended December 31,                         2006         2005
 --------------------------------                     -----------  -----------
                Cash From Operations

 Premiums collected, net of reinsurance               $ 6,433,712  $ 7,143,463
 Net investment income                                    787,413      604,156
 Miscellaneous income (expense)                            75,317      (53,776)
                                                      -----------  -----------
    Sub-total                                           7,296,442    7,693,843
                                                      -----------  -----------
 Benefit and loss related payments                      3,520,205    3,809,181
 Commission and other expense paid                      2,401,959    2,171,077
 Dividends paid to policyholders                            1,344          878
 Change in Federal and foreign income taxes              (438,538)      (3,783)
                                                      -----------  -----------
    Net Cash Provided from Operations                   1,811,472    1,716,490
                                                      -----------  -----------
                Cash From Investments

 Proceeds from investments sold, matured, or repaid
    Bonds                                               5,231,792    4,129,223
    Stocks                                              3,211,715    2,795,546
    Other                                               1,646,730    3,042,793
                                                      -----------  -----------
    Total Proceeds from Investments Sold, Matured,
      or Repaid                                        10,090,237    9,967,562
                                                      -----------  -----------
 Cost of investments acquired
    Bonds                                              10,488,316    5,803,573
    Stocks                                              3,180,130    3,071,743
    Other                                                 350,752    3,630,931
                                                      -----------  -----------
    Total Cost of Investments Acquired                 14,019,198   12,506,247
                                                      -----------  -----------
    Net Cash (Used in) Investing Activities            (3,928,961)  (2,538,685)
                                                      -----------  -----------
    Cash From Financing and Miscellaneous Sources

 Capital and Surplus paid-in, less treasury stock       1,326,780      750,000
 Dividends to stockholder                                      --      (47,598)
 Intercompany receivable and payable, net                 342,735      195,946
 Net deposit on deposit-type contracts and other
   insurance                                              262,411      285,727
 Other                                                    361,327     (332,847)
                                                      -----------  -----------
    Net Cash Provided from Financing Activities         2,293,253      851,228
                                                      -----------  -----------
    Net Change in Cash and Short-term Investments         175,764       29,033

 Cash and Short-term Investments:
    Beginning of year                                     118,028       88,995
                                                      -----------  -----------
    End of Year                                       $   293,792  $   118,028
                                                      ===========  ===========

               See Notes to Statutory Basis Financial Statements

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A. Organization

   The American Home Assurance Company (AHAC or the Company) is a direct wholly-owned subsidiary of the AIG Commercial Insurance Group, Inc., a Delaware corporation.

   On December 29, 2006, as part of a reorganization of the American International Group, Inc.'s (the Ultimate Parent or AIG) domestic property-casualty insurance operations, AIG contributed its 100% ownership of the Company's common stock to AIG Commercial Insurance Group, Inc., an indirect wholly-owned subsidiary of AIG (formerly known as NHIG Holding Corp.). Prior to the reorganization, the Company was a direct wholly-owned subsidiary of AIG. The ownership change had no effect on the Company's operations.

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, while through AIG's risk finance operation, the Company is a leading provider in customized structured products.

   The accompanying financial statements include the Company's U.S. operation and its Japan and Canadian branches.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


B. Summary of Significant Statutory Basis Accounting Policies

   Prescribed or Permitted Statutory Accounting Practices:

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

   The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

   The New York State Insurance Department has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; (2) under New York Insurance Law, electronic data processing (EDP) apparatus and related equipment constituting a data processing, record keeping, or accounting system is allowed as an admitted asset to be amortized over a ten year period provided that the cost exceeds $50,000 per system; NAIC SAP allows EDP equipment and operating system software as assets, subject to an aggregate limit of three percent of surplus and an amortization period not to exceed the lesser of three years or the useful life; (3) New York State Insurance Department Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance, including parental letter of credits, that are not permitted under NAIC SAP; and (4) goodwill admissibility rules differ between New York Insurance Law and NAIC SAP. In addition, New York Insurance Law Section 1414 requires that the shares of a subsidiary insurer be valued at the lesser of the subsidiary's market value or book value as shown by its last annual statement or report on examination, whichever is more recent.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by NY SAP is shown below:

     December 31,                                     2006        2005
     ------------                                  ----------  ----------
     Net Income (Loss), NY SAP                     $  979,201  $ (185,726)
     State Practices - (Deduction):
        Non-Tabular Discounting                       (21,866)    (31,431)
                                                   ----------  ----------
     Net Income (Loss), NAIC SAP                   $  957,335  $ (217,157)
                                                   ==========  ==========
     Statutory Surplus, NY SAP                     $6,211,853  $5,049,651
     State Prescribed Practices - (Charge):
        Non-Tabular Discounting                      (234,471)   (212,605)
        Regulation 20 - Other reinsurance credits    (133,123)   (208,499)
        Regulation 20 - Parental letter of credit    (383,651)   (400,458)
        EDP equipment and software                         --     (93,881)
                                                   ----------  ----------
     Total State Prescribed Practices                (751,245)   (915,443)
                                                   ----------  ----------
     Statutory Surplus, NAIC SAP                   $5,460,608  $4,134,208
                                                   ==========  ==========

   In 2006 and 2005, the Superintendent permitted the Company to utilize the independent audit of AIG to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. As of December 31, 2006, the aggregate value of equity investments to which this permitted practice applies amounted to $403,460. The Superintendent has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures. As of December 2006, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $131,697. In addition, the Superintendent has permitted the Company to account for investments in publicly traded affiliated common stocks at the quoted market value less a discount as prescribed by NAIC SAP. The difference between the carrying value and book value as of December 31, 2006 amounted to $251,881.

   The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2006 reporting period.

   Statutory Accounting Practices and Generally Accepted Accounting Principles:

   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   Under GAAP:

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus;

    c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

    d. Estimated undeclared dividends to policyholders are accrued;

    e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

    f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

    g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

    h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

    i. Deferred Federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

   Under NAIC SAP:

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

    d. Declared dividends to policyholders are accrued;

    e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


    f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

    g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

    i. Deferred Federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   Significant Statutory Accounting Practices:

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

   Invested Assets: The Company's invested assets are accounted for as follows:

    . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

    . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or the NAIC designated market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

       Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2006 and 2005, the NAIC market value of the Company's mortgage-backed securities approximated $160,750 and $165,005, respectively. Mortgage-backed securities

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

       include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

    . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or NAIC designated market values.

       Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP. The average discount rate is approximately 20.1%. Other investments in affiliates are included in common stocks based on the net worth of the entity.

    . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

    . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

       Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sales of options are determined on the basis of specific identification and are included in income.

       Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

       Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


    . Net Investment Gains (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

       Investment income due and accrued is assessed for collectibility. The Company writes-off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2006 and 2005, no investment income due and accrued was determined to be uncollectible or non-admitted.

    . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

   Revenue Recognition: Direct written premiums contracts are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2006 and 2005, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,606,389 and $1,267,421, respectively, net of non-admitted premium balances of $55,203 and $3,084, respectively.

   For the years ended December 31, 2006 and 2005, $684,635 and $510,615 of net written premiums were subject to retrospective rating features and amounted to 8.7% and 7.4% of total net written premiums, respectively.

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insurers the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the exposure period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

   As agreed with the Company's domiciliary state, the Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including incurred but not reported (IBNR)) exceeded $100 for compliance with the nine month rule as described in SSAP No. 62, entitled Property and Casualty Reinsurance (SSAP 62). Any such treaties for which the documentation required by SSAP 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the domiciliary insurance department.

   In early 2007, the Company discovered that certain foreign reinsurance treaties for the period January 1, 2005 to November 30, 2006 were not in compliance with the nine month rule as described in SSAP 62. As agreed with the Company's domiciliary state, the Company recorded these reinsurance treaties as prospective.

   The Company is unable to quantify the impact on policyholders' surplus or net income from the aforementioned practices regarding the nine month rule.

   Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the State of New York; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the State of New York. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

   Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (the Association or AIUOA). See Note 5 for a description of the AIUOA pooling arrangement and related financial statement presentation.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

   The Company discounts its loss reserves on workers' compensation claims.

   The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $1,676,681 and $1,671,598, as of December 31, 2006 and 2005, respectively. As of
   December 31, 2006 and 2005, the Company's tabular discount amounted to $238,180 and $184,289, respectively, all of which were applied against the Company's case reserves.

   The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the New York State Insurance Department. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $1,676,681 and $1,671,598 as of December 31, 2006 and 2005, respectively. As of
   December 31, 2006 and 2005, the Company's non-tabular discount amounted to $234,471 and $212,605, respectively, all of which were applied against the Company's case reserves.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

   Non-Admitted Assets: Certain assets, EDP equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2006 and 2005, depreciation and amortization expense amounted to $21,036 and $24,616, and accumulated depreciation as of December 31, 2006 and 2005 amounted to $107,392 and $88,562, respectively.

   Reclassifications: Certain balances contained in the 2005 financial statements have been reclassified to conform with the current year's presentation.

   During 2006 the Company recorded a pre-tax charge of $249,898 relating to the reconciliations and substantiation of certain balance sheet accounts. As agreed with the Company's domiciliary state, the Company has recorded all amounts as changes in estimate for 2006.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

During 2006 and 2005, the Company dedicated significant effort to the resolution of previously identified weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2005 and 2004 annual statements. The corrections of these errors resulted in an after tax statutory credit (charge) of $55,538 and ($211,984) as of December 31, 2005 and 2004, respectively.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the correction of these errors has been reported as an adjustment to unassigned surplus as of January 1, 2006 and 2005.

The impact of these corrections on policyholder surplus as of January 1, 2006 and 2005 is as follows:

                                                                  Policyholders
                                                                     Surplus
                                                                  -------------
Balance at December 31, 2005                                       $5,049,651

Correction of Error Adjustments:
   Asset admissibility                                                 (3,482)
   Foreign translation adjustment                                     102,290
   Federal income taxes                                               (43,270)
                                                                   ----------
       Total Correction of Error Adjustments                           55,538
                                                                   ----------
Balance at January 1, 2006, as Adjusted                            $5,105,189
                                                                   ==========

                                                                  Policyholders
                                                                     Surplus
                                                                  -------------
Balance at December 31, 2004, as Amended                           $3,339,340

Correction of Error Adjustments:
   Asset realization                                                 (229,448)
   Revenue recognition                                                (65,075)
   Federal income taxes                                                82,539
                                                                   ----------
       Total Correction of Error Adjustments                         (211,984)
                                                                   ----------
Balance at January 1, 2005, as Adjusted                            $3,127,356
                                                                   ==========

An explanation for each of the adjustments for prior period corrections is described below:

Asset Admissibility: The Company determined that certain receivables for high deductible policies should have been non-admitted.

Foreign Translation Adjustment: The Company determined that certain adjustments were required relating to the translation of balances for the Company's Canadian branch.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


Asset Realization: The Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

Revenue Recognition: The Company determined that certain revisions to revenues that were recognized in prior periods related to certain long-duration environmental insurance contracts were needed.

Federal Income Taxes (Current and Deferred): The change in Federal income tax expense is primarily related to an increase in provisions for potential tax exposures, corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above (see Note 9).

NOTE 3 - INVESTMENTS

Statutory Fair Value of Financial Instruments:

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2006 and 2005.

                                             2006                   2005
                                    ----------------------- ---------------------
                                     Carrying   Statutory    Carrying  Statutory
As of December 31,                    Amount    Fair Value    Amount   Fair Value
------------------                  ----------- ----------- ---------- ----------
Assets:
   Bonds                            $14,844,987 $15,146,927 $9,663,980 $9,798,011
   Common stocks                      3,304,355   3,684,898  3,190,583  3,592,207
   Preferred stocks                     587,471     588,334    542,438    541,945
   Other invested assets              1,509,651   1,509,651  2,261,269  2,261,269
   Securities lending collateral        203,323     203,323    295,591    295,591
   Cash and short-term investments      293,792     293,792    118,028    118,028
   Receivable for securities                 --          --    164,069    164,069

Liabilities:
   Securities lending payable       $   203,323 $   203,323 $  295,591 $  295,591
   Collateral deposit liability         613,043     613,043    505,755    505,755
   Payable for securities               110,581     110,581         --         --

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows: The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value*. The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.


--------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

The carrying value of all other financial instruments approximates fair value.

The amortized cost and NAIC market values* of the Company's bond investments as of December 31, 2006 and 2005 are outlined in the table below:

                                                                                             Gross      Gross
                                                                                Amortized  Unrealized Unrealized    NAIC *
                                                                                  Cost       Gains      Losses   Market Value
                                                                               ----------- ---------- ---------- ------------
As of December 31, 2006

   U.S. governments                                                            $   331,819  $  1,828   $ 2,571   $   331,076
   All other governments                                                         1,195,804     5,207     3,017     1,197,994
   States, territories and possessions                                           2,320,995    45,984       928     2,366,051

   Political subdivisions of states, territories and possessions                 3,319,677    79,061       796     3,397,942
   Special revenue and special assessment obligations and all non-guaranteed
     obligations of agencies and authorities and their political subdivisions    7,052,116   172,223     1,204     7,223,135
   Public utilities                                                                 45,542       186       460        45,268
   Industrial and miscellaneous                                                    579,034    10,772     4,345       585,461
                                                                               -----------  --------   -------   -----------
       Total Bonds, as of December 31, 2006                                    $14,844,987  $315,261   $13,321   $15,146,927
                                                                               ===========  ========   =======   ===========
As of December 31, 2005

   U.S. governments                                                            $   339,230  $  1,331   $ 4,491   $   336,070
   All other governments                                                         1,030,463     5,491     4,015     1,031,939
   States, territories and possessions                                           1,437,180    25,194     4,641     1,457,733
   Political subdivisions of states, territories and possessions                 1,971,726    34,761     2,780     2,003,707
   Special revenue and special assessment obligation and all non-guaranteed
     obligations of agencies and authorities and their political subdivisions    4,242,687    78,602     6,193     4,315,096
   Public utilities                                                                 46,234       634       226        46,642
   Industrial and miscellaneous                                                    596,460    13,179     2,815       606,824
                                                                               -----------  --------   -------   -----------
       Total Bonds, as of December 31, 2005                                    $ 9,663,980  $159,192   $25,161   $ 9,798,011
                                                                               ===========  ========   =======   ===========

As of December 31, 2006 and 2005, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $15,167,455 and $9,818,483, respectively.

--------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The amortized cost and NAIC market values* of bonds at December 31, 2006 and 2005, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                 2006                    2005
                                       ------------------------ -----------------------
                                        Amortized     NAIC *    Amortized     NAIC *
As of December 31,                        Cost     Market Value   Cost     Market Value
------------------                     ----------- ------------ ---------- ------------
Due in one year or less                $   981,727 $   981,280  $  957,757  $  954,751
Due after one year through five years      780,263     782,785     855,048     857,130
Due after five years through ten years  10,452,785  10,679,977   6,253,720   6,338,300
Due after ten years                      2,474,294   2,542,135   1,435,025   1,482,825
Mortgaged-backed securities                155,918     160,750     162,430     165,005
                                       ----------- -----------  ----------  ----------
   Total Bonds                         $14,844,987 $15,146,927  $9,663,980  $9,798,011
                                       =========== ===========  ==========  ==========

During 2006 and 2005, proceeds from the sales of the Company's bonds amounted to $4,370,165 and $3,278,300, respectively. During 2006 and 2005, the Company realized gross gains of $6,407 and $31,404, and gross losses of $21,502 and $17,304, respectively, related to these sales.

During 2006 and 2005, proceeds from the sales of the Company's equity investments amounted to $3,151,915 and $2,703,032, respectively. Gross gains of $222,465 and $132,690 and gross losses of $105,248 and $91,050 were realized on those sales in 2006 and 2005, respectively.

--------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The cost or amortized cost and NAIC market values* of the Company's common and preferred stocks as of December 31, 2006 and 2005 are set forth in the table below:

                                           December 31, 2006
                         ------------------------------------------------------
                          Cost or     Gross      Gross      NAIC *
                         Amortized  Unrealized Unrealized   Market    Carrying
                           Cost       Gains      Losses     Value      Value
                         ---------- ---------- ---------- ---------- ----------
Common Stocks:

   Affiliated            $  610,842 $1,517,992  $60,010   $2,068,824 $2,068,824
   Non-affiliated           991,365    266,605   22,439    1,235,531  1,235,531
                         ---------- ----------  -------   ---------- ----------
       Total             $1,602,207 $1,784,597  $82,449   $3,304,355 $3,304,355
                         ---------- ----------  -------   ---------- ----------
Preferred Stocks:

   Affiliated            $       -- $       --  $    --   $       -- $       --
   Non-affiliated           577,109     11,225       --      588,334    587,471
                         ---------- ----------  -------   ---------- ----------
       Total             $  577,109 $   11,225  $    --   $  588,334 $  587,471
                         ========== ==========  =======   ========== ==========

                                           December 31, 2005
                         ------------------------------------------------------
                          Cost or     Gross      Gross      NAIC *
                         Amortized  Unrealized Unrealized   Market    Carrying
                           Cost       Gains      Losses     Value      Value
                         ---------- ---------- ---------- ---------- ----------
Common Stocks:

   Affiliated            $  602,396 $1,521,619  $ 68,346  $2,055,669 $2,055,669
   Non-affiliated           972,712    198,989    36,787   1,134,914  1,134,914
                         ---------- ----------  --------  ---------- ----------
       Total             $1,575,108 $1,720,608  $105,133  $3,190,583 $3,190,583
                         ========== ==========  ========  ========== ==========
Preferred Stocks:

   Affiliated            $       -- $       --  $     --  $       -- $       --
   Non-affiliated           539,993     10,710     8,758     541,945    542,438
                         ---------- ----------  --------  ---------- ----------
       Total             $  539,993 $   10,710  $  8,758  $  541,945 $  542,438
                         ========== ==========  ========  ========== ==========

As of December 31, 2006 and 2005, the Company held derivative investments of $0 and $(572), respectively.

--------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2006 and 2005 is set forth in the table below:

                                                            12 Months          Greater than
                                                             or Less             12 Months              Total
                                                      --------------------- ------------------- ---------------------
                                                        Fair     Unrealized  Fair    Unrealized   Fair     Unrealized
Description of Securities                               Value      Losses    Value     Losses     Value      Losses
-------------------------                             ---------- ---------- -------- ---------- ---------- ----------
As of December 31, 2006:

   U. S. Governments                                  $  101,082  $   767   $ 73,937  $ 1,804   $  175,019  $  2,571
   All Other Governments                                 683,798    1,753     57,405    1,264      741,203     3,017
   States, territories and possessions                   135,854      161     64,833      767      200,687       928
   Political subdivisions of states, territories and
     possessions                                          80,117      277     35,991      519      116,108       796
   Special revenue                                       289,115      808     39,210      396      328,325     1,204
   Public utilities                                        1,236       14     18,342      446       19,578       460
   Industrial and miscellaneous                           68,790      458    108,020    3,887      176,810     4,345
                                                      ----------  -------   --------  -------   ----------  --------
   Total Bonds                                         1,359,992    4,238    397,738    9,083    1,757,730    13,321
                                                      ----------  -------   --------  -------   ----------  --------
   Common Stock                                          189,762   29,564    283,252   52,885      473,014    82,449
                                                      ----------  -------   --------  -------   ----------  --------
   Total Stocks                                          189,762   29,564    283,252   52,885      473,014    82,449
                                                      ----------  -------   --------  -------   ----------  --------
   Total Bonds and Stocks                             $1,549,754  $33,802   $680,990  $61,968   $2,230,744  $ 95,770
                                                      ==========  =======   ========  =======   ==========  ========
As of December 31, 2005:

   U. S. Governments                                  $  263,575  $ 3,780   $ 14,643  $   711   $  278,218  $  4,491
   All Other Governments                                 831,441    3,520     19,830      495      851,271     4,015
   States, territories and possessions                   368,996    3,419     51,889    1,222      420,885     4,641
   Political subdivisions of states, territories and
     possessions                                         380,044    2,347     23,929      433      403,973     2,780
   Special revenue                                       549,541    4,212     72,215    1,981      621,756     6,193
   Public utilities                                       16,300      188      1,661       38       17,961       226
   Industrial and miscellaneous                          115,026    2,247     14,784      568      129,810     2,815
                                                      ----------  -------   --------  -------   ----------  --------
   Total Bonds                                         2,524,923   19,713    198,951    5,448    2,723,874    25,161
                                                      ----------  -------   --------  -------   ----------  --------
   Common Stock                                          421,479   31,543    215,755   73,590      637,234   105,133
   Preferred Stock                                       276,755    6,666     40,807    2,092      317,562     8,758
                                                      ----------  -------   --------  -------   ----------  --------
   Total Stocks                                          698,234   38,209    256,562   75,682      954,796   113,891
                                                      ----------  -------   --------  -------   ----------  --------
   Total Bonds and Stocks                             $3,223,157  $57,922   $455,513  $81,130   $3,678,670  $139,052
                                                      ==========  =======   ========  =======   ==========  ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

     a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer); or

     b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

     c. In the opinion of Company's management, it is probable that the Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

As of December 31, 2006, the Company has both the ability and intent to hold these investments to recovery.

During 2006 and 2005, the Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $17,934 and $972, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $776 and $2,542, respectively.

During 2006 and 2005, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

   For the Years Ended December 31,                              2006   2005
   --------------------------------                             ------ ------
   Grshm Global Investment Fund ll K4                           $2,559 $   --
   Morgan Stanley III                                               --  1,684
   Items less than $1.0 million                                  1,051     11
                                                                ------ ------
      Total                                                     $3,610 $1,695
                                                                ====== ======

As of December 31, 2006 and 2005, securities with a market value of $199,380 and $289,449, respectively, were on loan. The Company receives as collateral 102.0% of the market value of domestic transactions and 105.0% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral.

Securities carried at an amortized cost of $2,565,608 and $2,270,251 were deposited with regulatory authorities as required by law as of December 31, 2006 and 2005, respectively.

Other invested assets include $966,546 of collateralized loans as of December 31, 2005. As agreed with the Company's domiciliary state, these loans represented the Company's entire investment in life settlements and were

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

accounted for as collateral loans in accordance with SSAP No. 21, entitled Other Admitted Assets. The admitted value of the loans were not in excess of the cost (including capitalization of interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans was at least equal to the outstanding amount of such loans. On June 29, 2006, the Company entered into a transaction that was not objected to by the Insurance Department of the State of New York which resulted in the satisfaction of the loans. As of December 31, 2006, the Company has no collateralized loans.

During 2006 and 2005, included in Net Investment Income Earned were investment expenses of $7,329 and $7,139, respectively, and interest expense of $98,741 and $77,243, respectively.

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2006 and 2005 is set forth in the table below:

                                                       2006          2005
                                                   ------------  -----------
   Reserves for Losses and LAE, Beginning of Year  $ 11,620,078  $ 9,357,799

   Adjustments for prior period corrections                  --     (165,738)
   Incurred losses and LAE related to:
      Current accident year                           5,343,020    5,111,414
      Prior accident years                               66,978    1,393,640
                                                   ------------  -----------
          Total Incurred Losses and LAE               5,409,998    6,505,054
                                                   ------------  -----------
   Paid losses and LAE related to:
      Current accident year                          (1,265,788)  (1,284,778)
      Prior accident years                           (3,009,707)  (2,792,259)
                                                   ------------  -----------
          Total Paid Losses and LAE                  (4,275,495)  (4,077,037)
                                                   ------------  -----------
   Reserves for Losses and LAE, as of December 31, $ 12,754,581  $11,620,078
                                                   ============  ===========

During 2006 and 2005 calendar years, estimated ultimate incurred losses and LAE attributable to insured events of prior years increased by $66,978 and $1,393,640, respectively. The Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors & officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005 (see
Note 12.B. for further information concerning the Company's asbestos and environmental reserves).

As of December 31, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $198,524 and $188,050, respectively.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $6,322,799 and $7,425,539, respectively (exclusive of inter-company pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS

A. National Union Inter-company Pooling Agreement

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

   In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in the table below:

                                                      NAIC Co. Participation
   Member Company                                       Code      Percent
   --------------                                     -------- -------------
   National Union                                      19445       38.0%
   American Home Assurance Company                     19380       36.0%
   Commerce and Industry Insurance Company             19410       10.0%
   New Hampshire Insurance Company                     23481        5.0%
   The Insurance Company of the State of Pennsylvania  19429        5.0%
   AIG Casualty Company (formerly known as
     Birmingham Fire Insurance Company of
     Pennsylvania)                                     19402        5.0%
   AIU Insurance Company                               19399        1.0%
   American International Pacific Insurance Company    23795        0.0%
   American International South Insurance Company      40258        0.0%
   Granite State Insurance Company                     23809        0.0%
   Illinois National Insurance Company                 23817        0.0%

   Subject to regulatory approval, American International Pacific Insurance Company (AIP) will be removed from the National Union inter-company pooling agreement and added as a participant in AIG's Personal Lines Pool. AIP's pooling participation percentage in the AIG Personal Lines Pool will be zero percent.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


B. American International Underwriters Overseas Association Pooling Arrangement

   AIG formed AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

                                                      NAIC Co. Participation
   Member Company                                       Code      Percent
   --------------                                     -------- -------------
   American International Underwriters Overseas,
     Limited                                              --       67.0%
   New Hampshire Insurance Company (NHIC)              23481       12.0%
   National Union                                      19445       11.0%
   American Home Assurance Company (AHAC)              19380       10.0%

   In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

   At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premiums and funds withheld, as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves, unearned premiums and funds withheld are recorded on a gross basis. As of December 31, 2006 and 2005, the Company's interest in the AIUOA amounted to $858,614 and $581,410, respectively, gross of the following amounts, after consideration of the National Union inter-company pooling agreement.

   As of December 31,                                        2006     2005
   ------------------                                      -------- --------
   Loss and LAE reserves                                   $778,277 $622,815
   Unearned premium reserves                                337,926  284,060
   Funds held                                                17,712   15,740

   Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2006 and 2005, the Company's interest in AIG Europe S.A. amounted to $32,575 and $25,858, respectively.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


C. Guarantee Arrangements

   The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

   The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

   The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The guarantees that were in effect as of December 31, 2006 are included in the table below:

                                                                Date   Policyholder   Invested   Estimated Policyholder
Guaranteed Company                                             Issued  Obligations     Assets      Loss      Surplus
------------------                                            -------- ------------ ------------ --------- ------------
AIG Hawaii Insurance Company, Inc.                            11/05/97 $     95,738 $    162,307    $--    $    69,612
American International Insurance Company                      11/05/97      335,804      785,981     --        357,830
AIG Mexico Seguros Interamericana, S.A. de C.V.               12/15/97       93,868       87,395     --         78,395
American International Insurance Company of California,
  Inc.                                                        12/15/97      144,248       56,694     --         22,827
American International Insurance Company of New Jersey        12/15/97      109,426       55,929     --         29,210
AIG Advantage Insurance Company(formerly Minnesota
  Ins. Co.)                                                   12/15/97       34,592       52,177     --         21,703
Landmark Insurance Company, Limited                         * 03/02/98      423,761      521,339     --        114,836
AIG Europe S.A.                                               03/02/98    2,278,448    1,211,630     --      1,363,948
AIG Edison Life Insurance Company                             09/15/98   20,854,923   21,353,910     --      1,348,668
AIG SunAmerica Life Assurance Company                   (+) * 01/04/99    4,239,331    4,576,100     --        797,911
First SunAmerica Life Insurance Company                     * 01/04/99    4,547,648    4,914,123     --        397,499
SunAmerica Life Insurance Company                       (+) * 01/04/99   35,545,269   46,184,379     --      4,557,590
AIG Europe (Netherlands) N.V.                                 11/01/02      606,697      151,940     --        167,456
American General Life Insurance Company                 (+)   03/03/03   23,712,805   26,595,082     --      2,575,981
American General Life and Accident Insurance Company          03/03/03    7,644,336    8,687,269     --        563,418
The United States Life Insurance Company of the City of
  NY                                                          03/03/03    3,374,806    3,972,505     --        426,210
The Variable Annuity Life Insurance Company             (+)   03/03/03   29,499,828   34,152,961     --      3,726,128
AIG Czech Republic Posjistovna, A.S.                          03/03/03       16,701       24,897     --         23,910
Lloyds Syndicate 1414                                         12/15/04      944,323      864,322     --        108,634
                                                                       ------------ ------------    ---    -----------
   Total Guarantees                                                    $134,502,552 $154,410,940    $--    $16,751,766
                                                                       ============ ============    ===    ===========

--------
+  This guarantee was terminated as to policies written after December 29, 2006.
*  The guaranteed company is also backed by a support agreement issued by AIG.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


D. Investments in Affiliates

   As of December 31, 2006 and 2005, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                       Equity at   Change in
    Affiliated Common Stock        Ownership   Cost   December 31,  Equity
    Investments                     Percent    2006       2006       2006
    -----------------------        --------- -------- ------------ ---------
    AIG Hawaii Insurance Company,
      Inc.                          100.00%  $ 10,000  $   69,612  $  9,783
    AIG Non Life Holding Company
      (Japan), Inc.                 100.00%   124,477     401,018    69,103
    American International Realty
      Corporation                    31.47%    29,581      44,044    18,696
    Eastgreen, Inc.                  13.42%    12,804      14,222       287
    Pine Street Real Estate
      Holdings Corporation           31.47%     5,445       2,816   (18,531)
    AIG Mexico Industrial,
      I.L.L.C.                       49.00%     9,463       2,442     1,425
    American International Life
      Assurance Company              22.48%    70,387     157,619     1,090
    American International
      Insurance Company              25.00%    25,000      89,457    13,559
    AIG Claim Service, Inc.          50.00%    48,962      46,675   (12,204)
    Transatlantic Holdings, Inc.     33.34%    34,055   1,048,323   (86,094)
    21st Century Insurance Group     16.65%   240,668     192,596    16,041
                                             --------  ----------  --------
       Total Common Stocks -
         Affiliates                          $610,842  $2,068,824  $ 13,155
                                             ========  ==========  ========

                                                       Equity at   Change in
    Affiliated Common Stock        Ownership   Cost   December 31,  Equity
    Investments                     Percent    2005       2005       2005
    -----------------------        --------- -------- ------------ ---------
    AIG Hawaii Insurance Company,
      Inc.                          100.00%  $ 10,000  $   59,829  $ (2,590)
    AIG Non Life Holding Company
      (Japan), Inc.                 100.00%   124,477     331,915    63,241
    American International Realty
      Corporation                    31.47%    29,581      25,348    (1,932)
    Eastgreen, Inc.                  13.42%    12,804      13,935       355
    Pine Street Real Estate
      Holdings Corporation           31.47%     5,445      21,347         4
    AIG Mexico Industrial,
      I.L.L.C.                       49.00%     1,017       1,017        --
    American International Life
      Assurance Company              22.48%    70,387     156,529    20,123
    American International
      Insurance Company              25.00%    25,000      75,898     4,380
    AIG Claim Service, Inc.          50.00%    48,963      58,879     2,350
    Transatlantic Holdings, Inc.     33.34%    34,055   1,134,417    90,652
    21st Century Insurance Group     16.65%   240,667     176,555    28,153
                                             --------  ----------  --------
       Total Common Stocks -
         Affiliates                          $602,396  $2,055,669  $204,736
                                             ========  ==========  ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see Note 2).

   The Company has ownership interests in certain affiliated real estate holding companies.

   The remaining equity interest in these investments, except for 21st Century Insurance Group and Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

   From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2006 and 2005, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $1,032,694 and $912,569, respectively.

E. Other Related Party Transactions

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2006 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2006. No transactions (excluded reinsurance and cost allocation transactions) occurred during 2005 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2005.

                                           Assets Received      Assets Transferred
                                            by the Company        by the Company
                                        ---------------------- ---------------------
Date of      Explanation of    Name of  Statement              Statement
Transaction   Transaction     Affiliate   Value    Description   Value   Description
----------- ----------------- --------- ---------- ----------- --------- -----------
06/29/2006  Loan Satisfaction A100 LLC  $1,170,421    Cash        $--        n/a
06/29/2006  Loan Satisfaction    AIRCO  $  239,966    Cash        $--        n/a

   The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

   The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2006 and 2005.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., and AIG Domestic Claims, Inc. for data center systems, investment services, salvage and subrogation, and claims management, respectively. In connection with these services, the fees paid by the Company to these affiliates during 2006 and 2005 are outlined in the table below:

   For the Years Ended December 31,                          2006     2005
   --------------------------------                        -------- --------
   AIG Technology, Inc.                                    $ 24,562 $ 26,700
   AIG Global Investment Corp.                                6,047    4,565
   AIG Domestic Claims, Inc.                                117,231  110,589
                                                           -------- --------
      Total                                                $147,840 $141,854
                                                           ======== ========

   As of December 31, 2006 and 2005, short-term investments included amounts invested in the AIG Managed Money Market Fund of $100,915 and $73,379, respectively.

   Federal and foreign income taxes recoverable from AIG as of December 31, 2006 and 2005 amounted to $63,569 and $794,462, respectively.

   During 2005, the Company sold $191,606 of premium receivables without recourse to AI Credit Corporation, and recorded losses of $3,436. There were no premium receivable sales in 2006.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   As of December 31, 2006 and 2005, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

    As of December 31,                                    2006       2005
    ------------------                                 ---------- ----------
    AIG (see Note 11)                                  $       -- $1,326,780
    Balances with pool member companies                 1,434,952  1,768,006
    Balances with less than 0.5% of admitted assets        49,603     95,038
                                                       ---------- ----------
    Receivable from Parent, Subsidiaries and
      Affiliates                                       $1,484,555 $3,189,824
                                                       ========== ==========
    Balances with pool member companies                $1,449,305 $1,549,731
    Balances with less than 0.5% of admitted assets        98,281     33,968
                                                       ---------- ----------
    Payable to Parent, Subsidiaries and Affiliates     $1,547,586 $1,583,699
                                                       ========== ==========

Note 6 - Reinsurance

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


During 2006 and 2005, the Company's net premiums written and net premiums earned were comprised of the following:

For the Years Ended
December 31,                            2006                     2005
-------------------            ----------------------- -----------------------
                                 Written     Earned      Written      Earned
                               ----------- ----------- ----------- -----------
Direct premiums                $ 7,514,507 $ 7,180,260 $ 6,522,919 $ 6,219,261
Reinsurance premiums
  assumed:
   Affiliates                   11,336,822  11,001,341  11,104,687  11,235,985
   Non-affiliates                   48,750     243,681      23,903    (176,461)
                               ----------- ----------- ----------- -----------
       Gross Premiums           18,900,079  18,425,282  17,651,509  17,278,785
                               ----------- ----------- ----------- -----------
Reinsurance premiums
  ceded:
   Affiliates                    9,833,954   9,534,749   9,252,497   9,022,390
   Non-affiliates                1,182,156   1,190,522   1,247,759   1,210,575
                               ----------- ----------- ----------- -----------
       Net Premiums            $ 7,883,969 $ 7,700,011 $ 7,151,253 $ 7,045,820
                               =========== =========== =========== ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2006 and 2005 with the return of the unearned premium reserve is as follows:

                    Assumed Reinsurance    Ceded Reinsurance            Net
                   --------------------- --------------------- ---------------------
                    Unearned              Unearned              Unearned
                    Premium   Commission  Premium   Commission  Premium    Commission
                    Reserves    Equity    Reserves    Equity    Reserves     Equity
                   ---------- ---------- ---------- ---------- ----------  ----------
December 31, 2006
   Affiliates      $5,579,685  $675,713  $3,844,106  $423,050  $1,735,579   $252,663
   Non-affiliates      11,551     1,399     496,499    54,641    (484,948)   (53,242)
                   ----------  --------  ----------  --------  ----------   --------
   Totals          $5,591,236  $677,112  $4,340,605  $477,691  $1,250,631   $199,421
                   ==========  ========  ==========  ========  ==========   ========
December 31, 2005
   Affiliates      $5,444,204  $663,323  $3,544,901  $413,904  $1,899,303   $249,419
   Non-affiliates       6,481       790     504,864    58,948    (498,383)   (58,158)
                   ----------  --------  ----------  --------  ----------   --------
   Totals          $5,450,685  $664,113  $4,049,765  $472,852  $1,400,920   $191,261
                   ==========  ========  ==========  ========  ==========   ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                                            Unearned     Paid    Reserves for
                                            Premium   Losses and  Losses and
                                            Reserves     LAE         LAE
                                           ---------- ---------- ------------
  December 31, 2006
     Affiliates                            $3,844,106  $ 82,387  $14,899,524
     Non-Affiliates                           496,499   405,856    2,873,315
                                           ----------  --------  -----------
     Total                                 $4,340,605  $488,243  $17,772,839
                                           ==========  ========  ===========
  December 31, 2005
     Affiliates                            $3,544,901  $ 91,985  $14,577,562
     Non-Affiliates                           504,864   307,219    3,542,634
                                           ----------  --------  -----------
     Total                                 $4,049,765  $399,204  $18,120,196
                                           ==========  ========  ===========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The Company's unsecured reinsurance recoverables as of December 31, 2006 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                         NAIC Co.
  Reinsurer                                                Code     Amount
  ---------                                              -------- -----------
  Affiliates:
     National Union Pool Companies                           --   $15,644,476
     American International Reinsurance Co. Ltd              --     1,623,719
     American International Insurance Company             32220       438,594
     American International Underwriters Overseas,
       Ltd.                                                  --       412,665
     Transatlantic Reinsurance Company                    19453       270,098
     AIG Global Trade and Political Risk Insurance
       Co.                                                10651       103,009
     United Guaranty Insurance Company                    11715        63,190
     Lexington Insurance Company                          19437        50,273
     American International Life Assurance Co. NY
       (US)                                               60607        22,165
     Hartford Steam Boiler Inspection and Insurance
       Co.                                                11452        12,701
     National Union Fire Ins Company of Vermont              --         5,487
     Ascot Syndicate Lloyds 1414                             --         3,600
     Starr Excess Liability Insurance Company, Ltd.       10932         3,115
     Universal Insurance Company Limited                     --         1,121
     Other                                                   --        14,847
                                                                  -----------
         Total Affiliates                                          18,669,060
                                                                  -----------
     Munich Re Group                                         --       240,118
     Lloyd's                                                 --       274,819
     Swiss Re Group                                          --       324,144
                                                                  -----------
         Total Non Affiliates                                         839,081
                                                                  -----------
  Total Affiliates and Non Affiliates                             $19,508,141
                                                                  ===========

During 2006 and 2005, the Company reported in its statements of income $12,318 and $43,141, respectively, of statutory underwriting losses, which were comprised of premiums earned of $0 and $(1,710), respectively, less losses incurred of $12,318 and $41,431 respectively, as a result of commutations with the following reinsurers:

       Company                                             2006    2005
       -------                                            ------- -------
       Trenwick America                                   $ 8,280 $    --
       Alea Group                                           2,432      --
       SCOR Reinsurance Company                                --  42,442
       Other reinsurers below $1 million                    1,606     699
                                                          ------- -------
       Total                                              $12,318 $43,141
                                                          ======= =======

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005, the Company had reinsurance recoverables on paid losses in dispute of $78,472 and $141,589, respectively.

During 2006 and 2005, the Company wrote-off reinsurance recoverables balances of $30,849 and $65,282, respectively.

NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2006, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                        Assumed     Ceded
                                                       ---------  --------
    Reserves Transferred:
       Initial Reserves                                $ 216,347  $453,727
       Adjustments - prior year(s)                      (171,243)  (33,563)
       Adjustments - current year                         (2,455)    8,416
                                                       ---------  --------
       Balance as of December 31, 2006                    42,649   428,580
                                                       ---------  --------
    Paid Losses Recovered:
       Prior year(s)                                      12,212   355,120
       Current year                                        7,195    12,177
                                                       ---------  --------
       Total Recovered as of December 31, 2006            19,407   367,297
                                                       ---------  --------
       Carried Reserves as of December 31, 2006        $  23,242  $ 61,283
                                                       =========  ========
    Consideration Paid or Received:
       Initial Reserves                                $ 201,597  $276,437
       Adjustments - prior year(s)                      (180,000)  (18,869)
       Adjustments - current year                            (15)    4,538
                                                       ---------  --------
       Total Paid as of December 31, 2006              $  21,582  $262,106
                                                       =========  ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


                                                         Assumed   Ceded
                                                         ------- --------
      Special Surplus from Retroactive Reinsurance:
         Initial surplus gain or loss realized             $--   $ 47,559
         Adjustments - prior year(s)                        --     20,548
         Adjustments - current year                         --    (18,260)
                                                           ---   --------
         Balance as of December 31, 2006                   $--   $ 49,847
                                                           ===   ========

The Company's retroactive reinsurance balance (by reinsurer) as of December 31, 2006, is set forth in the table below:

     Reinsurer                                              Assumed  Ceded
     ---------                                              ------- -------
        American International Reins. Co.                   $    -- $45,664
        PEG Reinsurance Co.                                      --   8,830
        Lyndon Property Ins. Company                             --   1,780
        American International Specialty Lines
          Insurance Company                                  17,247      --
        Commerce and Industry Insurance Company of
          Canada                                              5,930      --
        All other reinsurers below $1.0 million                  65   5,009
                                                            ------- -------
            Total                                           $23,242 $61,283
                                                            ======= =======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005, the Company's deposit assets and liabilities were comprised of the following:

                                   Deposit     Deposit   Funds Held Funds Held
                                   Assets    Liabilities   Assets   Liabilities
                                  ---------- ----------- ---------- -----------
December 31, 2006:
   Direct                         $       --  $ 77,954    $     --  $       --
   Assumed                                --    94,342      94,279          --
   Ceded                             809,537        --          --     703,508
                                  ----------  --------    --------  ----------
   Total                          $  809,537  $172,296    $ 94,279  $  703,508
                                  ==========  ========    ========  ==========

                                   Deposit     Deposit   Funds Held Funds Held
                                   Assets    Liabilities   Assets   Liabilities
                                  ---------- ----------- ---------- -----------
December 31, 2005:
   Direct                         $       --  $ 56,768    $     --  $       --
   Assumed                                --   430,142     432,987      91,467
   Ceded                           1,336,343        --          --     914,959
                                  ----------  --------    --------  ----------
   Total                          $1,336,343  $486,910    $432,987  $1,006,426
                                  ==========  ========    ========  ==========

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2006 and 2005 is set forth in the table below:

                                         2006                    2005
                                ----------------------  ----------------------
                                 Deposit      Deposit    Deposit      Deposit
                                  Assets    Liabilities   Assets    Liabilities
                                ----------  ----------- ----------  -----------
Balance at January 1            $1,336,343  $  486,910  $1,638,716  $  465,475
   Deposit activity, including
     loss recoveries              (654,672)   (343,610)   (446,464)    (11,942)
   Interest income or expense,
     net of amortization of
     margin                        113,438      28,996      90,901      33,377
   Non-admitted asset portion       14,428          --      53,190          --
                                ----------  ----------  ----------  ----------
Balance as of December 31       $  809,537  $  172,296  $1,336,343  $  486,910
                                ==========  ==========  ==========  ==========

                                         2006                    2005
                                ----------------------  ----------------------
                                Funds Held  Funds Held  Funds Held  Funds Held
                                  Assets    Liabilities   Assets    Liabilities
                                ----------  ----------- ----------  -----------
Balance at January 1            $  432,987  $1,006,426  $  424,685  $1,089,396
   Contributions                        --      60,915       1,425          --
   Withdrawals                    (355,065)   (422,715)    (15,788)   (154,798)
   Interest                         16,357      58,882      22,665      71,828
                                ----------  ----------  ----------  ----------
Balance as of December 31       $   94,279  $  703,508  $  432,987  $1,006,426
                                ==========  ==========  ==========  ==========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $630,370 and $1,192,231, respectively.

During 2006, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets and funds held on deposit accounting liability of $406,719 and $273,291, respectively. During 2006, the Company commuted $40,267 of the deposit assets and $40,267 of the funds held on deposit accounting liability with Union Excess with no impact to net income. During 2005, the Company commuted $258,052 of the deposit assets with Union Excess and Richmond resulting in losses of $3,737.

During 2006, the Company commuted contracts that were accounted for as deposit accounting. The largest commutations resulted in a decline in the following: deposit accounting assets - $97,009, funds held on deposit accounting - $332,073, deposit accounting liability - $314,735 and funds held on deposit accounting liability - $82,054.

Note 9 - Federal Income Taxes

The Company files a consolidated U.S. Federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate Federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The Federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Ultimate Parent. As of December 31, 2006 and 2005, the U.S. Federal income tax rate applicable to ordinary income was 35.0%.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2006 and 2005 are as follows:

   As of December 31,                                    2006        2005
   ------------------                                 ----------  ----------
   Gross deferred tax assets                          $1,236,352  $1,252,733
   Gross deferred tax liabilities                       (267,583)   (149,521)
   Non-admitted deferred tax assets in accordance
     with SSAP No.10, income taxes                      (546,869)   (794,705)
                                                      ----------  ----------
   Net Admitted Deferred Tax Assets                   $  421,900  $  308,507
                                                      ==========  ==========
   Change in Deferred Tax Assets Non-admitted         $  247,836  $ (299,271)
                                                      ==========  ==========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


During 2006 and 2005, the Company's current Federal income tax expense (benefit) was comprised of the following:

     For the Years Ended December 31,                     2006      2005
     --------------------------------                   -------- ---------
     Income tax expense (benefit) on net underwriting
       and net investment income                        $261,144 $(252,358)
     Federal income tax adjustment - prior year            2,119     9,311
                                                        -------- ---------
     Current Income Tax Expense (Benefit)               $263,263 $(243,047)
                                                        ======== =========
     Income Tax on Realized Capital Gains               $ 29,092 $  20,492
                                                        ======== =========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The composition of the Company's net deferred tax assets as of December 31, 2006 and 2005, and changes in deferred income taxes for 2006 is set forth in the table below:

As of December 31,                                                          2006        2005       Change
------------------                                                       ----------  ----------  ---------
Deferred Tax Assets

   Loss reserve discount                                                 $  476,856  $  499,838  $ (22,982)
   Non-admitted assets                                                      160,128     206,602    (46,474)
   Unearned premium reserve                                                 316,291     303,414     12,877
   Partnership adjustments                                                   33,192          --     33,192
   Pension adjustments                                                           --       7,328     (7,328)
   Reserves                                                                 183,902      75,662    108,240
   Other temporary difference                                                65,983      54,878     11,105
   Deferred tax remediation - adjustments to December 31, 2005 surplus           --     105,011   (105,011)
                                                                         ----------  ----------  ---------
       Gross Deferred Tax Assets                                          1,236,352   1,252,733    (16,381)
   Non-admitted deferred tax assets                                        (546,869)   (689,694)   142,825
   Non-admitted deferred tax - adjustments to December 31, 2005 surplus          --    (105,011)   105,011
                                                                         ----------  ----------  ---------
       Admitted Deferred Tax Assets                                         689,483     458,028    231,455
                                                                         ----------  ----------  ---------
Deferred Tax Liabilities
   Unrealized capital gains                                                (236,490)   (115,317)  (121,173)
   Partnership adjustments                                                       --      (4,047)     4,047
   Other temporary differences                                              (31,093)    (30,157)      (936)
                                                                         ----------  ----------  ---------
   Gross Deferred Tax Liabilities                                          (267,583)   (149,521)  (118,062)
                                                                         ----------  ----------  ---------
       Net Admitted Deferred Tax Assets                                  $  421,900  $  308,507  $ 113,393
                                                                         ==========  ==========  =========
   Gross deferred tax assets                                              1,236,352   1,252,733    (16,381)
   Gross deferred tax liabilities                                          (267,583)   (149,521)  (118,062)
                                                                         ----------  ----------  ---------
   Net Deferred Tax Assets                                               $  968,769  $1,103,212   (134,443)
                                                                         ==========  ==========
   Income tax effect of unrealized capital (gains) / losses                                        121,173
                                                                                                 ---------
   Change in Net Deferred Income Taxes                                                           $ (13,270)
                                                                                                 =========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the year ended December 31, 2006 are as follows:

                                                                           Amount    Tax Effect
                                                                         ----------  ----------
Income before Federal income taxes                                       $1,271,556  $ 445,045
Book to tax adjustments:
   Tax exempt income and dividends received deduction, net of proration    (455,068)  (159,274)
   Intercompany dividends                                                   (21,938)    (7,678)
   Meals and entertainment                                                    1,543        540
   Non-deductible penalties                                                   2,410        844
   Change in non-admitted assets                                            132,784     46,474
   Federal income tax adjustment - prior year                                    --     (6,222)
   Foreign tax credits                                                           --    (14,104)
                                                                         ----------  ---------
   Total Book to Tax Adjustments                                           (340,269)  (139,420)
                                                                         ----------  ---------
Federal taxable income                                                   $  931,287  $ 305,625
                                                                         ==========  =========

Current Federal income tax expense                                                   $ 263,263
Income tax on net realized capital gains                                                29,092
Change in deferred income taxes                                                         13,270
                                                                                     ---------
Total Federal income tax benefit                                                     $ 305,625
                                                                                     =========

The amount of Federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

                    Current year                   $222,388
                    First preceding year           $     --

The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2006 and 2005. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $372,256 during 2006 and ($43,213) during 2005.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A. Pension

   Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

   AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to
   64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

   Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

   The Company's share of net expense for the qualified pension plan was $9,000 and $6,500 for the years ended December 31, 2006 and 2005, respectively.

B. Stock Option and Deferred Compensation Plans

   Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. During 2006 and 2005, AIG allocated $6,242 and $2,177, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

   Post-retirement Benefit Plans

   AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

   The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2006 and 2005 were $184,884 and $140,100, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $282 and $200 for 2006 and 2005, respectively.

   AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2006 and 2005 are set forth in the table below:

   As of December 31,                          2006              2005
   ------------------                    ----------------  ----------------
   Discount rate                               6.00%             5.50%
   Rate of compensation increase
     (average)                                 4.25%             4.25%
   Measurement date                      December 31, 2006 December 31, 2005
   Medical cost trend rate                      N/A               N/A

C. Post-employment Benefits and Compensated Absences

   AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A. Capital and Surplus

   The portion of unassigned surplus as of December 31, 2006 and 2005 represented by each item below is as follows:

                                                    2006         2005
                                                -----------  -----------
       Unrealized gains                         $ 2,013,671  $ 1,725,717
       Non-admitted asset values                $(1,448,058) $(1,378,106)
       Provision for reinsurance                $  (128,824) $  (210,152)

   During 2005, the board of directors of AIG, authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Ultimate
   Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Ultimate Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the Insurance Department of the State of New York.

B. Risk-Based Capital Requirements

   The NAIC has adopted a Risk-based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2006 reporting period.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


C. Dividend Restrictions

   Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2006, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2006) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. As of December 31, 2006, the maximum dividend payment, which may be made without prior approval during 2007, is approximately $621,185.

   Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

NOTE 12 - CONTINGENCIES

A. Legal Proceedings

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Other legal proceedings include the following:

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. The trial court is currently considering, under standards mandated by the Alabama Supreme Court, whether a class action can be certified and whether the defendants in the case brought by the intervenors should be dismissed.

   On September 2, 2005, certain AIG companies including American Home Assurance Company (American Home), AIU Insurance Company (AIUI) and New Hampshire Insurance Company (NHIC) (the AIG Plaintiffs) sued The Robert Plan Corporation (RPC), an agency servicing personal auto assigned risk business, certain affiliated entities, and two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Plaintiffs and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. As of December 31, 2005, RPC was terminated as the AIG Plaintiffs' agent with respect to claims administration of the personal auto assigned risk business, and as of March 31, 2006, RPC was terminated as the AIG Plaintiffs' agent with respect to underwriting of personal auto assigned risk business. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. Each side then filed a partial motion to dismiss some of the counts asserted by the other side. RPC also moved for summary judgment on one of its breach of contract causes of action (relating to RPC's assertion that the AIG Plaintiffs are responsible to pay approximately $7,000 of RPC's income taxes). On April 10, 2007, the Court granted the AIG Plaintiffs' motion with respect to four of RPC's counterclaims and denied the rest of the motion; granted RPC's motion to dismiss with respect to two of the AIG Plaintiffs' claims and denied the rest; and denied RPC's motion for summary judgment on the tax issue. Additionally, on February 8, 2007, the AIG Plaintiffs moved for leave to amend their complaint against RPC and to add Lincoln General Insurance Company and Kingsway Financial Services Inc. as additional defendants, alleging tortious interference with contract claims related to certain transactions between those entities and RPC. Following the production of certain documents by RPC, on March 7, 2007, the AIG Plaintiffs filed another motion for leave to amend their complaint to add additional claims against RPC, individual shareholders of RPC and Lincoln General, including claims for breach of covenants, tortious interference with contract and fraudulent conveyance. The motion also seeks a preliminary injunction prohibiting RPC from paying creditors other than ordinary course trade creditors. The AIG Plaintiffs' motion is scheduled to be heard on May 3, 2007. The AIG Plaintiffs believe RPC's counterclaims, including its previously asserted counterclaim for fraud, are without merit and intend to defend them vigorously.

   Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of April 23, 2007, eligible policyholders entitled to receive approximately $358,600 (or 95.6%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. Amounts remaining in the Excess Casualty Fund may be used by AIG to settle claims from other policyholders relating to such practices through January 31, 2008, after which they will be distributed pro rata to participating policyholders.

   Various state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. It is possible that additional civil or regulatory proceedings will be filed.

   Specifically, on February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The complaint claims that AIG thereby violated Minnesota state law prohibiting unfair and deceptive practices, that AIG violated Minnesota state law prohibiting uniform deceptive trade practices, that AIG violated Minnesota's Prevention of Fraud Act, that AIG is liable for common law fraud, and that AIG is liable under a theory of unjust enrichment. The State of Minnesota seeks injunctive relief, damages, penalties and interest. By agreement of the parties, AIG's time to answer the complaint in this action or otherwise move with respect to the complaint was extended indefinitely to permit the parties to pursue settlement.

   Moreover, the National Workers Compensation Reinsurance Pool, on behalf of its participant members, has communicated to AIG that such members may assert claims with respect to the underpayment of residual market assessments on workers compensation premium. In addition, several state insurance guaranty associations and funds have communicated that they may assert claims with respect to the Company's underreporting of workers compensation premium. And, in August 2006, the National Association of Insurance Commissioners (the NAIC) formed a Settlement Review Working Group to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In April 2007, the NAIC Settlement Review Working Group commenced its own investigation into the Company's underreporting of workers compensation premium, which is being directed by the State of Indiana.

   Since October 19, 2004, AIG and certain subsidiaries have been named as defendants in numerous complaints that were filed in federal court and in state court and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust and anti-racketeering laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   for insurance coverage and with regard to the practices involving compensation paid to insurance producers in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey.

   On August 15, 2005, the plaintiffs in the multidistrict litigation filed a Corrected First Consolidated Amended Commercial Class Action Complaint that names AIG and the following additional AIG subsidiaries as defendants: AIUI, American Home, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, NHIC, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania (the Commercial Complaint). Also on August 15, 2005, AIG, American Home, and AIG Life Insurance Company were named as defendants in a Corrected First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA (the Employee Benefits Complaint). On October 3, 2006, the District Court reserved in part and denied in part motions filed by the insurer defendants and broker defendants to dismiss these complaints. The Court also ordered the plaintiffs in both actions to file supplemental statements of particularity to elaborate on the allegations in their complaints. Plaintiffs filed their supplemental statements on October 25, 2006, and the AIG defendants, along with other insurer and broker defendants, filed renewed motions to dismiss on November 30, 2006. On
   April 5, 2007, the Court granted the defendants' renewed motions to dismiss the Commercial and Employee Benefits Complaints with respect to the antitrust and RICO claims. The claims were dismissed without prejudice and the plaintiffs were given 30 days to file amended complaints. On April 11, 2007, the Court stayed all proceedings, including all discovery, that are part of the multidistrict litigation until any renewed motions to dismiss the amended complaints are resolved. On April 19, 2007, plaintiffs sought an additional 30 days in which to file amended complaints, and on April 23, 2007, the Court gave plaintiffs an additional 15 days. Accordingly, plaintiffs' amended complaints are due on May 22, 2007.

   A number of complaints making allegations similar to those in the Commercial Complaint have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multidistrict litigation. The AIG defendants have also sought to have state court actions making similar allegations stayed pending resolution of the multidistrict litigation.

   On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

   AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, has been named as a defendant in a putative class action lawsuit that is currently pending in the 14th Judicial District Court for the State of Louisiana. Plaintiffs are medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint seeks monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants are injured workers whose employers are named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

   On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC is appealing the class certification ruling and is seeking an appeal from the jurisdictional ruling. AIGDC believes that it has meritorious defenses to plaintiffs' claims. The Company is not presently a named party to the lawsuit, and it cannot predict its ultimate liability as an insurer or reinsurer of various workers compensation policies at issue in this matter.

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   The Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Asbestos and Environmental Reserves

   The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2006 and 2005, gross and net of reinsurance credits, are as follows:

                                             Asbestos Losses     Environmental Losses
                                         ----------------------  ------------------
                                            2006        2005       2006       2005
                                         ----------  ----------  --------   --------
Direct :
Loss and LAE reserves, beginning of year $1,087,625  $  693,044  $288,676   $256,889
   Incurred losses and LAE                  159,878     489,955   (75,819)    63,051
   Calendar year paid losses and LAE       (149,366)    (95,374)  (34,473)   (31,264)
                                         ----------  ----------  --------   --------
Loss and LAE Reserves, end of year       $1,098,137  $1,087,625  $178,384   $288,676
                                         ==========  ==========  ========   ========
Assumed:
Loss and LAE reserves, beginning of year $   97,399  $   90,162  $  6,561   $  6,626
   Incurred losses and LAE                   14,332      14,722    (1,462)       830
   Calendar year paid losses and LAE        (14,387)     (7,485)     (151)      (895)
                                         ----------  ----------  --------   --------
Loss and LAE Reserves, end of year       $   97,344  $   97,399  $  4,948   $  6,561
                                         ==========  ==========  ========   ========
Net of Reinsurance:
Loss and LAE reserves, beginning of year $  518,246  $  348,261  $134,977   $142,025
   Incurred losses and LAE                   83,696     209,273   (22,324)    16,410
   Calendar year paid losses and LAE        (68,837)    (39,288)  (20,443)   (23,458)
                                         ----------  ----------  --------   --------
Loss and LAE Reserves, end of year       $  533,105  $  518,246  $ 92,210   $134,977
                                         ==========  ==========  ========   ========

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2006 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C. Leases

   The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through 2021. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. In 2006 and 2005, the total lease expense was $38.5 million and $34.8 million, respectively.

   At January 1, 2007, the minimum annual aggregate rental commitments are as follows:

          2007                                               $ 40,630
          2008                                                 40,143
          2009                                                 37,875
          2010                                                 37,367
          2011                                                 35,585
          Thereafter                                          253,990
                                                             --------
          Total minimum lease payments                       $445,590
                                                             ========

   Certain rental commitments have renewal options extending through the year 2031. Some of these renewals are subject to adjustments in future periods.

   The Company is not involved in any material sales-leaseback transactions.

D. Other Contingencies

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

   As of December 31, 2006, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

   In connection therewith, as of December 31, 2006, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $781,163 and included unrecorded loss contingencies of $758,100.

   As part of its private equity portfolio investment the Company may be called upon for an additional capital investment of up to $640,408, as of December 31, 2006. The Company expects only a small portion of this

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   portfolio will be called during 2007.

   As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS

A. September 11, 2001 Events

   As of December 31, 2006 and 2005, the Company's ultimate losses and LAE as a result of the September 11th events gross, ceded and net of reinsurance, is set forth in the table below:

   As of December 31,                                     2006       2005
   ------------------                                  ---------  ---------
   Gross of reinsurance                                $ 448,183  $ 448,183
   Ceded reinsurance                                    (386,704)  (386,704)
                                                       ---------  ---------
      Net of Reinsurance                               $  61,479  $  61,479
                                                       =========  =========

   All contingencies and unpaid claims or losses resulting from the September 11th events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term.

B. Other

   The Company underwrites a significant concentration of its direct business with brokers.

   As of December 31, 2006 and 2005, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,833,600 and $3,700,000, respectively. As of December 31, 2006 and 2005, the amount billed and recoverable on paid claims amounted to $332,913 and $397,395, respectively, of which $19,716 and $16,600, respectively, were non-admitted.

   The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2006 and 2005, policyholder dividends amounted to $1,344 and $19, respectively, and were reported as Other Gains in the accompanying statements of income.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   As of December 31, 2006 and 2005, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

    As of December 31,                                    2006       2005
    ------------------                                 ---------  ---------
    Guaranty funds receivable or on deposit            $  18,220  $  20,098
    Loss funds on deposit                                 92,573     71,016
    Outstanding loss drafts - suspense accounts          489,807    509,571
    Accrued recoverables                                   4,691      6,780
    Other                                                  3,176     17,681
    Allowance for doubtful accounts                     (429,224)  (446,746)
                                                       ---------  ---------
       Total Other Admitted Assets                     $ 179,243  $ 178,400
                                                       =========  =========

   Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2006 the Company's liability for insolvency assessments amounted to $31,000 with a related asset for premium tax credits of $18,200. Of the amount accrued, the Company expects to pay approximately $12,800 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $12,100 of premium tax offset credits and the associated liability in years two through five. The remaining $6,100 will be realized between years five and ten.

   The Company routinely assesses the collectibility of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2006 and 2005, the Company had established an allowance for doubtful accounts of $429,224 and $446,746, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

   During 2005, the Company recorded $145,742 of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   As of December 31, 2006 and 2005, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

  Other Liabilities                                         2006      2005
  -----------------                                       --------  --------
  Other liabilites, includes suspense accounts, expense
    account balances and certain accruals                 $107,092  $175,986
  Accrued retrospective premiums                            77,001    50,624
  Accounts payable                                          23,744    23,160
  Deferred commission earnings                              10,039    37,787
  Service carrier liabilty                                   2,336     5,919
  Retroactive reinsurance payable                          (14,859)  (12,171)
  Amounts withheld or retained by company for account of
    others                                                  28,058    31,331
  Policyholder funds on deposit                             11,572    12,578
  Loss clearing                                             12,166    13,610
  Liability for pension and severance pay                    2,705     4,945
  Remmittances and items not allocated                      37,240        --
                                                          --------  --------
  Total Other Liabilities                                 $297,094  $343,769
                                                          ========  ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


NOTE 14 - SUBSEQUENT EVENTS

On January 24, 2007, the Company's Ultimate Parent announced that it had submitted a letter to the board of directors of 21st Century Insurance Group (21st Century) proposing to acquire the outstanding 38.16% publicly held shares of 21st Century for $19.75 per share in cash. The Ultimate Parent and its subsidiaries own approximately 61.84% of the outstanding shares of 21st Century, including 16.65% of the outstanding shares that are owned by the Company. The aggregate cash consideration payable by the Ultimate Parent would be approximately $690 million. Following the transaction, the Ultimate Parent and its subsidiaries will own 100% of 21st Century.

In February 2007, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2006 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary.

Effective upon the date of filing of the Company's 2006 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2005 surplus position.

Subject to regulatory approval, AIP will be removed from the National Union inter-company pooling agreement and added as a participant in AIG's Personal Lines Pool. AIP's pooling participation percentage in the AIG Personal Lines Pool will be zero percent.

On March 30th, 2007, the Company paid a dividend of $500,000 to its parent, AIG Commercial Insurance Group, Inc.

                           PART C: OTHER INFORMATION

Item 26. Exhibits

(a)  Board of Directors Resolution.

     (1) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (1)

(b)  Custodian Agreements. Inapplicable.

(c)  Underwriting Contracts.

     (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (25)

     (2) Form of Selling Group Agreement. (26)

     (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)  Contracts.

     (1) Specimen form of the "Platinum Investor(R) Survivor II" Flexible Premium Variable Universal Life Insurance Policy (Policy Form No. 01206). (23)

     (2) Specimen form of Extension of Maturity Date Rider, Accumulation Value version (Maturity Extension Rider), Form No. 99110. (42)

     (3) Specimen form of Extension of Maturity Date Rider, Death Benefit version (Maturity Extension Rider), Form No. 99111. (42)

(e)  Applications.

     (1) Specimen form of Life Insurance Application - Part A, Form No. AGLC 100565-2003. (17)

     (2) Specimen form of Life Insurance Application - Part B, Form No. AGLC 100566-2003. (17)

     (3) Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC 0461-2001 Rev0406. (41)

     (4) Form of Service Request Form, Form No. AGLC0463 Rev0506. (41)

    (5)  Form of Cash Disbursement Request Form, Form No. AGLC0109 Rev0904.
         (38)

    (6)  Form of Assignment Form, Form No. AGLC0205 Rev0904. (38)

    (7) Form of Electronic Funds Authorization Form, Form No. AGLC0220 Rev0904. (38)

    (8)  Form of Name and Address Change Form, Form No. AGLC0222 Rev0904. (38)

    (9)  Form of Change of Ownership Form, Form No. AGLC0113 Rev0705. (38)

    (10) Form of Cash Surrender Request Form, Form No. AGLC0112 Rev0403. (38)

    (11) Form of Change of Beneficiary Form, Form No. AGLC0108 Rev0904. (38)

    (12) Specimen form of Limited Temporary Life Insurance Application, Form No. AGLC101431-2005. (40)

    (13) Form of Reinstatement or Reduction of Premium Rate Application for Life Insurance Form, Form No. AGLC 100440-2002. (38)

    (14) Form of In-Force Change Application Form, Form No. AGLC 100386-2002.
         (38)

    (15) Form of Service Request Form, Form No. AGLC0107 0904. (38)

(f) Depositor's Certificate of Incorporation and By-Laws.

    (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

    (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (4)

    (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (35)

(g) Reinsurance Contracts.

    (1) Form of Reinsurance Agreement between American General Life Insurance Company and General & Cologne Life Re of America. (46)

    (2) Form of Reinsurance Agreement between American General Life Insurance Company and Munich American Reassurance Company. (46)

    (3) Form of Reinsurance Agreement between American General Life Insurance Company and RGA Reinsurance Company. (46)

    (4) Form of Reinsurance Agreement between American General Life Insurance Company and Swiss Re Life & Health America, Inc. (46)

(h) Participation Agreements.

    (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (5)

    (1)(b) Form of Amendment Four to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated.
           (16)

    (1)(c) Form of Amendment Six to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated.
           (28)

    (2)(a) Form of Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated. (29)

    (3)(a) Form of Participation Agreement by and between American General Life Insurance Company, Warburg Pincus Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc.
           (18)

    (4)(a) Form of Participation Agreement Between American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (5)

    (4)(b) Amendment to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated December 1, 1998. (7)

    (4)(c) Form of Amendment Two to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated as of September 1, 1999. (34)

  (4)(d) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated as of October 31, 2003. (34)

  (5)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (18)

  (5)(b) Form of Amendment No. 1 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (23)

  (6)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (18)

  (6)(b) Form of Amendment No. 1 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (23)

  (7)(a) Form of Participation Agreement by and between Variable Insurance Products Fund III, Fidelity Distributors Corporation and American General Life Insurance Company. (29)

  (8)(a) Form of Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of October 1, 2002. (15)

  (8)(b) Form of Amendment No. 3 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of March 31, 2006. (39)

  (9)(a) Form of Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and American General Life Insurance Company. (22)

  (10)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (18)

  (10)(b) Form of Amendment No. 1 to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (23)

  (11)(a) Form of Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II. (18)

  (11)(b) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust I. (29)

  (12)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (5)

  (12)(b) Form of Amendment Five to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (18)

  (12)(c) Form of Amendment Six to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (23)

  (12)(d) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and American General Life Insurance Company dated December 19, 2005. (46)

  (13)(a) Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP., Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (8)

  (13)(b) Amendment Number One to Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (10)

  (13)(c) Form of Amendment Seven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Securities Incorporated. (16)

  (13)(d) Form of Amendment Eight to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (23)

  (13)(e) Form of Amendment Nine to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (24)

  (13)(f) Form of Amendment Ten to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (27)

  (13)(g) Form of Amendment Eleven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (12)

  (14)(a) Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (14)

  (14)(b) Form of Assignment and Modification Agreement to Fund Participation Agreement (formerly known as Sales Agreement) by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (14)

  (14)(c) Form of Amendment to Fund Participation Agreement by and between Neuberger & Berman Management Inc., Neuberger & Berman Advisors Management Trust and American General Life Insurance Company. (45)

  (15)(a) Form of Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (20)

  (15)(b) Form of Amendment No. 1 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (38)

  (16)(a) Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (18)

  (16)(b) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (38)

  (17)(a) Form of Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (15)

  (17)(b) Form of Amendment No. 1 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (38)

  (18)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (5)

  (19)(a) Form of Participation Agreement by and among American General Life Insurance Company and SunAmerica Series Trust. (19)

  (19)(b) Form of Addendum to Fund Participation Agreement For Class A Shares by and between SunAmerica Series Trust and American General Life Insurance Company. (32)

  (19)(c) Form of Amendment to Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company. (12)

  (20)(a) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (8)

  (20)(b) Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (7)

  (20)(c) Form of Amendment Six to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated. (16)

  (20)(d) Form of Amendment Seven to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated. (23)

  (20)(e) Form of Amendment Eight to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc. (24)

  (21)(a) Form of Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (18)

  (22)(a) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (9)

  (22)(b) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998.
          (7)

  (22)(c) Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (18)

  (22)(d) Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (16)

  (22)(e) Form of Amendment Four to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (12)

  (23)(a) Form of Administrative Services Agreement between American General Life Insurance Company and fund distributor. (4)

  (24)(a) Form of Amended and Restated Administrative Services Agreement between American General Life Insurance Company and AIM Advisors, Inc. (32)

  (25)(a) Form of Services Agreement Class O between Fred Alger Management, Inc. and American General Life Insurance Company. (29)

  (26)(a) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (14)

  (26)(b) Form of Amendment Two to Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (32)

  (27)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Credit Suisse Asset Management, LLC. (18)

  (28)(a) Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation. (3)

  (28)(b) Amendment to Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of December 1, 1998. (3)

  (29)(a) Form of Amended and Restated Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective May 1, 2006. (45)

  (30)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (18)

  (30)(b) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (45)

  (31)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (11)

  (31)(b) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective November 1, 2001. (21)

  (32)(a) Form of Administrative Services Agreement by and between Goldman, Sachs & Co. and American General Life Insurance Company. (22)

  (33)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (18)

  (34)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and JPMorgan Chase Bank, effective May 1, 2003. (29)

  (35)(a) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management, Inc. and American General Life Insurance Company. (32)

  (36)(a) Form of Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrard LLP and Morgan Stanley Dean Witter Investment Management Inc. (13)

  (36)(b) Form of Amendment One to Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrard LLP and Morgan Stanley Dean Witter Investment Management Inc. (12)

  (37)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (14)

  (37)(b) Form of Amendment to Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (12)

  (38)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (20)

  (38)(b) Form of Amendment No. 1 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (38)

  (39)(a) Form of Services Agreement by and between American General Life Insurance Company and Pacific Investment Management, LLC. (18)

  (40)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (18)

  (41)(a) Form of Marketing and Administrative Services Support Agreement between American General Life Insurance Company and Putnam Retail Management Limited Partnership. (39)

  (42)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and SunAmerica Asset Management Corp. (19)

  (43)(a) Form of Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000 (20)

  (43)(b) Form of Amendment Two to Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated May 14, 2002. (33)

  (44)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and American General Life Insurance Company. (46)

  (45)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and American General Life Insurance Company. (46)

  (46)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and American General Life Insurance Company. (46)

  (47)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Credit Suisse and American General Life Insurance Company. (46)

  (48)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Dreyfus and American General Life Insurance Company. (46)

  (49)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American General Life Insurance Company. (46)

  (50)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and American General Life Insurance Company. (46)

  (51)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Goldman Sachs and American General Life Insurance Company. (47)

  (52)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and American General Life Insurance Company. (46)

    (53)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between J.P. Morgan and American General Life Insurance Company. (46)

    (54)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and American General Life Insurance Company. (46)

    (55)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and American General Life Insurance Company. (46)

    (56)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and American General Life Insurance Company. (46)

    (57)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and American General Life Insurance Company. (46)

    (58)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Pioneer and American General Life Insurance Company. (46)

    (59)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and American General Life Insurance Company. (46)

    (60)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica and American General Life Insurance Company. (46)

    (61)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between UIF Morgan Stanley and American General Life Insurance Company. (46)

    (62)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and American General Life Insurance Company. (46)

    (63)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Van Kampen and American General Life Insurance Company. (46)

    (64)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and American General Life Insurance Company. (46)

(i) Administrative Contracts.

    (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company.
            (30)

    (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (30)

    (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (30)

    (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (30)

    (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (30)

    (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (30)

    (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (32)

(j) Other Material Contracts.

    (1) General Guarantee Agreement from American Home Assurance Company on behalf of American General Life Insurance Company. (35)

    (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (43)

(k) Legal Opinion.

    (1) Opinion and Consent of Pauletta P. Cohn, General Counsel, Life Insurance Operations of American General Life Companies. (23)

    (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (36)

(l) Actuarial Opinion.

    (1) Opinion and Consent of American General Life Insurance Company's actuary. (23)

(m) Calculation. None

(n) Other Opinions.

    (1) Consent of Independent Registered Public Accounting Firm,
        PricewaterhouseCoopers LLP. (Filed herewith)

(o) Omitted Financial Statements. None

(p) Initial Capital Agreements. None

(q) Redeemability Exemption.

    (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for the Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2007. (46)

(r) Powers of Attorney.

    (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (37)

    (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by Charles H. Dangelo, Director, and Neil Anthony Faulkner, Director, and David Neil Fields, Director, and Kenneth Vincent Harkins, Director, of American Home Assurance Company. (44)

--------
(1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.

(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(3) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on January 15, 1999.

(4) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(5) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(6) Incorporated by reference to Pre-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 033-44745) of American General Life Insurance Company Separate Account A filed on April 24, 1998.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.

(8) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1997.

(9) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on August 25, 1999.

(11) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.

(12) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D filed on December 17, 2003.

(13) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 12, 2000.

(14) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.

(15) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on December 2, 2004.

(16) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.

(17) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.

(18) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(19) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on April 24, 2002.

(20) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.

(21) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2001.

(22) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-90787) of American General Life Insurance Company Separate Account VL-R filed on December 19, 2003.

(23) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2001.

(24) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on May 13, 2002.

(25) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(26) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(27) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on January 23, 2003.

(28) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on February 21, 2003.

(29) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(30) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(31) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2004.

(32) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(33) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(34) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on June 10, 2004.

(35) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(36) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on October 24, 2005.

(37) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-6 (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on March 31, 2006.

(38) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.

(39) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2006.

(40) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on November 8, 2005.

(41) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-6 (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2006.

(42) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on August 18, 2004.

(43) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on December 12, 2006.

(44) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 12, 2006.

(45) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on December 14, 2006.

(46) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(47) Incorporated by reference to Post-Effective Amendment No. 16 to Form N-6 (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

Item 27. Directors and Officers of the Depositor

Name and Principal            Positions and Offices with Depositor
Business Address              American General Life Insurance Company
------------------            -----------------------------------------------
Rodney O. Martin, Jr.         Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff           Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David J. Dietz                Director
830 Third Avenue
New York, NY 10022

Mary Jane B. Fortin           Director, Executive Vice President and Chief
2929 Allen Parkway            Financial Officer
Houston, TX 77019

David L. Herzog               Director
70 Pine Street
New York, NY 10270

Richard A. Hollar             Director, Chairman-Life Profit Center and
750 West Virginia Street      Independent Distribution and Chief Executive
Milwaukee, WI 53204           Officer-Life Profit Center and Independent
                              Distribution

Royce G. Imhoff, II           Director, President-Independent Distribution
2929 Allen Parkway
Houston, TX 77019

David W. O'Leary              Director, President-Specialty Markets Group and
2929 Allen Parkway            Chief Executive Officer-Specialty Markets Group
Houston, TX 77019

Gary D. Reddick               Director
2929 Allen Parkway
Houston, TX 77019

Name and Principal             Positions and Offices with Depositor
Business Address               American General Life Insurance Company
------------------             -----------------------------------------------
Christopher J. Swift           Director
2929 Allen Parkway
Houston, TX 77019

James W. Weakley               Director, President-AIG Benefit Solutions
2929 Allen Parkway             Profit Center and Chief Executive Officer-AIG
Houston, TX 77019              Benefit Solutions Profit Center

Matthew E. Winter              Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Thomas L. Booker               President-Annuity Profit Center
2727 Allen Parkway
Houston, TX 77019

Richard C. Schuettner          President-AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

James P. Steele                President-Structured Settlements
205 E. 10th Street
Amarillo, TX 79101

Don M. Ward                    President-Financial Institution Marketing Group
2929 Allen Parkway
Houston, TX 77019

David R. Armstrong             Executive Vice President-AIG Benefit Solutions
3600 Route 66                  & AIG Financial Institution Solutions Profit
Neptune, NJ 07754              Center

Rebecca G. Campbell            Executive Vice President-Human Resources
2929 Allen Parkway
Houston, TX 77019

Rodney N. Hook                 Executive Vice President-AIG Benefit Solutions
3600 Route 66                  Profit Center and Chief Risk Officer-AIG
Neptune, NJ 07754              Benefit Solutions Profit Center

Gary Parker                    Executive Vice President and Chief Product
2929 Allen Parkway             Officer
Houston, TX 77019

Name and Principal           Positions and Offices with Depositor
Business Address             American General Life Insurance Company
------------------           ------------------------------------------------
Dan E. Trudan                Executive Vice President-Individual Product
750 West Virginia St.        Operations
Milwaukee, WI 53204

Steven D. Anderson           Senior Vice President-Life Profit Center &
2727 Allen Parkway           Independent Distribution and Chief Financial
Houston, TX 77019            Officer-Life Profit Center & Independent
                             Distribution

Erik A. Baden                Senior Vice President-Strategic Marketing and
2727 Allen Parkway           Business Development
Houston, TX 77019

Wayne A. Barnard             Senior Vice President, Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein          Senior Vice President and Chief and Appointed
2727-A Allen Parkway         Actuary
Houston, TX 77019

Jeffrey H. Carlson           Senior Vice President and Chief Information
2727 Allen Parkway           Officer
Houston, TX 77019

James A. Galli               Senior Vice President and Chief Business
830 Third Avenue             Development Officer
New York, NY 10022

Robert M. Goldbloom          Senior Vice President-Terminal Funding Annuities
80 Pine Street
New York, NY 10005

William F. Guterding         Senior Vice President
830 Third Avenue
New York, NY 10022

Robert F. Herbert, Jr.       Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

S. Douglas Israel            Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Name and Principal         Positions and Offices with Depositor
Business Address           American General Life Insurance Company
------------------         -------------------------------------------------
Kyle L. Jennings           Senior Vice President, General Counsel and Chief
2929 Allen Parkway         Compliance Officer
Houston, TX 77019

Althea R. Johnson          Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller             Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Simon J. Leech             Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Kent D. Major              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland       Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Mark R. McGuire            Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo           Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien        Senior Vice President, Chief Marketing Officer -
2929 Allen Parkway         Independent Agency Group
Houston, TX 77019

William J. Packer          Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko              Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal             Positions and Offices with Depositor
Business Address               American General Life Insurance Company
------------------             -----------------------------------------------
Dennis H. Roberts              Senior Vice President, Chief Distribution
2727 Allen Parkway             Officer - Independent Agency Group
Houston, TX 77019

Robert E. Steele               Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Frederic R. Yopps              Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Chris Ayers                    Vice President
2727-A Allen Parkway
Houston, TX 77019

Edward F. Bacon                Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                 Vice President
2727 Allen Parkway
Houston, TX 77019

Michael B. Boesen              Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura J. Borowski              Vice President
750 West Virginia St.
Milwaukee, WI 53204

James B. Brown                 Vice President
2727 Allen Parkway
Houston, TX 77019

David W. Butterfield           Vice President
3600 Route 66
Neptune, NJ 07754

Valerie A. Childrey            Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

Name and Principal             Positions and Offices with Depositor
Business Address               American General Life Insurance Company
------------------             -----------------------------------------------
Mark E. Childs                 Vice President
2727 Allen Parkway
Houston, TX 77019

Robert M. Cicchi               Vice President
2727 Allen Parkway
Houston, TX 77019

James Cortiglia                Vice President
3600 Route 66
Neptune, NJ 07754

Steven A. Dmytrack             Vice President
2929 Allen Parkway
Houston, TX 77019

Elizabeth Dobbs                Vice President
2727 Allen Parkway
Houston, TX 77019

Douglas M. Donnenfield         Vice President
750 West Virginia Street
Milwaukee, WI 53204

Timothy M. Donovan             Vice President
2727 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi            Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

John T. Fieler                 Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Patrick S. Froze               Vice President
750 West Virginia Street
Milwaukee, WI 53204

Brad J. Gabel                  Vice President
750 West Virginia Street
Milwaukee, WI 53204

Name and Principal             Positions and Offices with Depositor
Business Address               American General Life Insurance Company
------------------             -----------------------------------------------
Frederick J. Garland, Jr.      Vice President
2727 Allen Parkway
Houston, TX 77019

Lisa Gerhart                   Vice President
2727 Allen Parkway
Houston, TX 77019

Liza Glass                     Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard L. Gravette            Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer           Vice President
6363 Forest Park Road
Dallas, TX 75235

Daniel J. Gutenberger          Vice President and Medical Director
70 Pine Street
New York, NY 10270

Joel H. Hammer                 Vice President
70 Pine Street
New York, NY 10270

D. Leigh Harrington            Vice President
2727 Allen Parkway
Houston, TX 77019

Keith C. Honig                 Vice President
1 SunAmerica Center
Los Angeles, CA 90067

Stephen D. Howard              Vice President
2929 Allen Parkway
Houston, TX 77019

Janna M. Hubble                Vice President
2929 Allen Parkway
Houston, TX 77019

Name and Principal             Positions and Offices with Depositor
Business Address               American General Life Insurance Company
------------------             -----------------------------------------------
Walter P. Irby                 Vice President
2727 Allen Parkway
Houston, TX 77019

Sharla A. Jackson              Vice President
205 E. 10th Street
Amarillo, TX 79101

Stephen C. Kennedy             Vice President
750 West Virginia Street
Milwaukee, WI 53204

Gary J. Kleinman               Vice President and Real Estate Investment
70 Pine Street                 Officer
New York, NY 10270

Michael J. Krugel              Vice President
750 West Virginia Street
Milwaukee, WI 53204

Charles L. Levy                Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Robert J. Ley                  Vice President
70 Pine Street
New York, NY 10270

Jerry L. Livers                Vice President
2727 Allen Parkway
Houston, TX 77019

Gwendolyn J. Mallett           Vice President
2727 Allen Parkway
Houston, TX 77019

W. Larry Mask                  Vice President, Real Estate Investment Officer
2727 Allen Parkway             and Assistant Secretary
Houston, TX 77019

Melvin C. McFall               Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Depositor
Business Address                American General Life Insurance Company
------------------              -----------------------------------------------
Beverly A. Meyer                Vice President
750 West Virginia Street
Milwaukee, WI 53204

Candace A. Michael              Vice President
2727 Allen Parkway
Houston, TX 77019

Anne K. Milio                   Vice President
2727 Allen Parkway
Houston, TX 77019

Sylvia A. Miller                Vice President
#1 Franklin Square
Springfield, IL 62713

Michael R. Murphy               Vice President
750 West Virginia Street
Milwaukee, WI 53204

David W. Napoli                 Vice President
2727 Allen Parkway
Houston, TX 77019

Carl T. Nichols                 Vice President and Medical Director
205 E. 10th Street
Amarillo, TX 79101

Rick Niu                        Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Deanna D. Osmonson              Vice President and Chief Privacy Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.            Vice President, Real Estate Investment Officer
2929 Allen Parkway              and Assistant Secretary
Houston, TX 77019

Lori J. Payne                   Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Depositor
Business Address                American General Life Insurance Company
------------------              -----------------------------------------------
Cathy A. Percival               Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Andrew J. Rasey                 Vice President
2727 Allen Parkway
Houston, TX 77019

Rodney E. Rishel                Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Terri Robbins                   Vice President
175 Water Street
New York, NY 10038

Walter J. Rudecki, Jr.          Vice President
2929 Allen Parkway
Houston, TX 77019

John Rugel                      Vice President
750 West Virginia Street
Milwaukee, WI 53204

Dale W. Sachtleben              Vice President
#1 Franklin Square
Springfield, IL 62713

Richard W. Scott                Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

Michael C. Sibley               Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

T. Clay Spires                  Vice President and Tax Officer
2929 Allen Parkway
Houston, TX 77019

Name and Principal          Positions and Offices with Depositor
Business Address            American General Life Insurance Company
------------------          -------------------------------------------------
Dale A. Stewart             Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

Gregory R. Thornton         Vice President
#1 Franklin Square
Springfield, IL 62713

Veronica Torralba           Vice President
2929 Allen Parkway
Houston, TX 77019

J. Alan Vale                Vice President
2929 Allen Parkway
Houston, TX 77019

Christian D. Weiss          Vice President
#1 Franklin Square
Springfield, IL 62713

Cynthia P. Wieties          Vice President
2727 Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck           Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones             Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file number 001-08787, accession number 0000950123-07-003026, filed March 1, 2007.

                            Subsidiaries of AIG

                                                                  Percentage
                                                                   of Voting
                                                                  Securities
                                                  Jurisdiction of   held by
                                                   Incorporation   Immediate
                                                  or Organization Parent/(1)/
                                                  --------------- -----------
 American International Group, Inc./(2) /               Delaware         /(3)/
   AIG Capital Corporation                              Delaware      100
    AIG Capital India Private Limited                                  99
                                                           India         /(4)/
      AIG Global Asset Management Company
        (India) Private Limited                            India       99/(5)/
    AIG Consumer Finance Group, Inc.                    Delaware      100
      AIG Bank Polska S.A.                                Poland     99.9
      AIG Credit S.A.                                     Poland      100
      Compania Financiera Argentina S.A.               Argentina      100
    AIG Equipment Finance Holdings, Inc.                Delaware      100
      AIG Commercial Equipment Finance, Inc.            Delaware      100
        AIG Commercial Equipment Finance
          Company Canada                                  Canada      100
      AIG Rail Services, Inc.                           Delaware      100
    AIG Finance Holdings, Inc.                          New York      100
      AIG Finance (Hong Kong) Limited                  Hong Kong      100
    AIG Global Asset Management Holdings
      Corp.                                             Delaware      100
      AIG Asset Management Services, Inc.               Delaware      100
        Brazos Capital Management, L.P.                 Delaware      100
      AIG Capital Partners, Inc.                        Delaware      100
      AIG Equity Sales Corp.                            New York      100
      AIG Global Investment Corp.                     New Jersey      100
      AIG Securities Lending Corp.                      Delaware      100
    AIG Global Real Estate Investment Corp.             Delaware      100
    International Lease Finance Corporation           California     67.2/(6)/
   AIG Credit Corp.                                     Delaware      100
    A.I. Credit Consumer Discount Corp.             Pennsylvania      100
    A.I. Credit Corp.                              New Hampshire      100
    AICCO, Inc.                                         Delaware      100
    AICCO, Inc.                                       California      100
    AIG Credit Corp. of Canada                            Canada      100
    Imperial Premium Funding, Inc.                      Delaware      100
   AIG Egypt Insurance Company, S.A.E.                     Egypt     89.9
   AIG Federal Savings Bank                                  USA      100
   AIG Financial Advisor Services, Inc.                 Delaware      100
    AIG Financial Advisor Services (Europe),
      S.A.                                            Luxembourg      100
   AIG Financial Products Corp.                         Delaware      100
    AIG Matched Funding Corp.                           Delaware      100
    Banque AIG                                            France       90/(7)/
   AIG Funding, Inc.                                    Delaware      100
   AIG Global Trade & Political Risk
    Insurance Company                                 New Jersey      100
   AIG Israel Insurance Company Ltd.                      Israel      100
   AIG Life Holdings (International) LLC                Delaware      100
    AIG Star Life Insurance Co., Ltd.                      Japan      100

                        Subsidiaries of AIG

                                                                  Percentage
                                                                   of Voting
                                                                  Securities
                                                  Jurisdiction of   held by
                                                   Incorporation   Immediate
                                                  or Organization Parent/(1)/
                                                  --------------- -----------
American International Reinsurance
  Company, Ltd.                                          Bermuda      100
  AIG Life Edison Insurance Company                        Japan       90/(8)/
     American International Assurance
       Company, Limited                                Hong Kong      100
     American International Assurance
       Company (Australia) Limited                     Australia      100
     American International Assurance
       Company (Bermuda) Limited                         Bermuda      100
       American International
         Assurance Co. (Vietnam)
         Limited                                         Vietnam      100
       Tata AIG Life Insurance
         Company Limited                                   India       26
     Nan Shan Life Insurance Company,
       Ltd.                                               Taiwan       95
  AIG Life Insurance Company                            Delaware       79/(9)/
  AIG Life Insurance Company of
   Puerto Rico                                       Puerto Rico      100
  AIG Life Insurance Company
   (Switzerland) Ltd.                                Switzerland      100
  AIG Liquidity Corp.                                   Delaware      100
  AIG Private Bank Ltd.                              Switzerland      100
  AIG Property Casualty Insurance
   Group, Inc.                                          Delaware      100
   AIG Commercial Insurance Group,
     Inc.                                               Delaware      100
     AIG Aviation, Inc.                                  Georgia      100
     AIG Casualty Company                           Pennsylvania      100
  AIG Risk Management, Inc.                             New York      100
     AIU Insurance Company                              New York       52/(10)/
     American Home Assurance Company                    New York      100
       AIG Domestic Claims, Inc.                        Delaware       50/(11)/
       AIG Hawaii Insurance Company                       Hawaii      100
          American Pacific Insurance
            Company                                       Hawaii      100
       American International
         Insurance Company                              New York       50/(12)/
          AIG Advantage Insurance
            Company                                    Minnesota      100
          American International
            Insurance Company of
            California                                California      100
          American International
            Insurance Company of New
            Jersey                                    New Jersey      100
       American International Realty
         Corp.                                          Delaware     31.5/(13)/
       Pine Street Real Estate
         Holdings Corp.                            New Hampshire     31.4/(14)/
          Transatlantic Holdings, Inc.                  Delaware     33.3/(15)/
       Transatlantic Reinsurance
         Company                                        New York      100
              Putnam Reinsurance
                Company                                 New York      100
              Trans Re Zurich                        Switzerland      100
     American International Surplus
       Lines Agency, Inc.                             New Jersey      100
     Audubon Insurance Company                         Louisiana      100
       Agency Management Corporation                   Louisiana      100
          The Gulf Agency, Inc.                          Alabama      100
       Audubon Indemnity Company                     Mississippi      100
     Commerce and Industry Insurance
       Company                                          New York      100
     Commerce and Industry Insurance
       Company of Canada                                  Canada      100
     The Insurance Company of the
       State of Pennsylvania                        Pennsylvania      100
     Landmark Insurance Company                       California      100
     National Union Fire Insurance
       Company of Pittsburgh, Pa                    Pennsylvania      100
       American International
         Specialty Lines Insurance
         Company                                          Alaska       70/(16)/
       Lexington Insurance Company                      Delaware       70/(17)/

                        Subsidiaries of AIG

                                                                  Percentage
                                                                   of Voting
                                                                  Securities
                                                  Jurisdiction of   held by
                                                   Incorporation   Immediate
                                                  or Organization Parent/(1)/
                                                  --------------- -----------
       AIG Centennial Insurance
         Company                                    Pennsylvania      100
          AIG Auto Insurance Company
            of New Jersey                             New Jersey      100
          AIG Preferred Insurance
            Company                                 Pennsylvania      100
          AIG Premier Insurance
            Company                                 Pennsylvania      100
              AIG Indemnity Insurance
                Company                             Pennsylvania      100
       JI Accident & Fire Insurance
         Co. Ltd.                                          Japan       50
     National Union Fire Insurance
       Company of Louisiana                            Louisiana      100
     National Union Fire Insurance
       Company of Vermont                                Vermont      100
     21st Century Insurance Group                     California     33.0/(18)/
       21st Century Casualty Company                  California      100
       21st Century Insurance Company                 California      100
       21st Century Insurance Company
         of the Southwest                                  Texas      100
     Starr Excess Liability Insurance
       Company, Ltd.                                    Delaware      100
       Starr Liability Insurance
         International Ltd.                              Ireland      100
   New Hampshire Insurance Company                  Pennsylvania      100
     AI Network Corporation                             Delaware      100
     AIG Europe, S.A.                                     France     70.4/(19)/
     American International Pacific
       Insurance Company                                Colorado      100
     American International South
       Insurance Company                            Pennsylvania      100
     Granite State Insurance Company                Pennsylvania      100
     Illinois National Insurance Co.                    Illinois      100
     New Hampshire Indemnity Company,
       Inc.                                         Pennsylvania      100
       AIG National Insurance
         Company, Inc.                                  New York      100
     New Hampshire Insurance
       Services, Inc.                              New Hampshire      100
   Risk Specialists Companies, Inc.                     Delaware      100
  AIG Marketing, Inc.                                   Delaware      100
  American International Insurance
   Company of Delaware                                  Delaware      100
  Hawaii Insurance Consultants, Inc.                      Hawaii      100
AIG Retirement Services, Inc.                           Delaware      100
  SunAmerica Life Insurance Company                      Arizona      100
   SunAmerica Investments, Inc.                          Georgia       70/(20)/
     AIG Advisor Group, Inc.                            Maryland      100
       Advantage Capital Corporation                    New York      100
       American General Securities
         Incorporated                                      Texas      100
       FSC Securities Corporation                       Delaware      100
       Royal Alliance Associates, Inc.                  Delaware      100
       SunAmerica Securities, Inc.                      Delaware      100
     AIG SunAmerica Life Assurance
       Company                                           Arizona      100
       AIG SunAmerica Asset
         Management Corp.                               Delaware      100
     AIG SunAmerica Capital Services,
       Inc.                                             Delaware      100
  First SunAmerica Life Insurance
   Company                                              New York      100
AIG Technologies, Inc.                             New Hampshire      100
AIG Trading Group, Inc.                                 Delaware      100
  AIG International, Inc.                               Delaware      100
AIGTI, Inc.                                             Delaware      100

                            Subsidiaries of AIG

                                                                  Percentage
                                                                   of Voting
                                                                  Securities
                                                  Jurisdiction of   held by
                                                   Incorporation   Immediate
                                                  or Organization Parent/(1)/
                                                  --------------- -----------
 AIU Holdings, LLC                                      Delaware      100
   AIG Central Europe & CIS Insurance
    Holdings Corporation                                Delaware      100
    AIG Bulgaria Insurance and Reinsurance
      Company EAD                                       Bulgaria      100
    AIG Czech Republic pojistovna, as             Czech Republic      100
    AIG Kazakhstan Insurance Company, S.A.            Kazakhstan     88.8
   AIG Memsa, Inc.                                      Delaware      100
    AIG Hayleys Investment Holdings
      (Private) Ltd.                                   Sri Lanka       80
      Hayleys AIG Insurance Company, Ltd.              Sri Lanka      100
    AIG Iraq                                            Delaware      100
    AIG Lebanon, S.A.L                                   Lebanon      100
    AIG Libya, Inc.                                        Libya      100
    AIG Sigora A.S                                        Turkey      100
    Tata AIG General Insurance Company
      Limited                                              India       26
   AIU Africa Holdings, Inc.                            Delaware      100
    AIG Kenya Insurance Company, Limited                   Kenya      100
 AIU North America, Inc.                                New York      100
 American General Corporation                              Texas      100
   AGC Life Insurance Company                           Missouri      100
    AIG Life Holdings (Canada), ULC                       Canada      100
      AIG Assurance Canada                                Canada      100
      AIG Life Insurance Company of Canada                Canada      100
    AIG Life of Bermuda, Ltd.                            Bermuda      100
    American General Life and Accident
      Insurance Company                                Tennessee      100
    American General Life Insurance Company                Texas      100
      AIG Annuity Insurance Company                        Texas      100
      AIG Enterprise Services, LLC                      Delaware      100
      American General Annuity Service
        Corporation                                        Texas      100
      American General Life Companies, LLC              Delaware      100
      American General Property Insurance
        Company                                        Tennessee     51.8/(21)/
        American General Property Insurance
          Company of Florida                             Florida      100
      The United State Life Insurance
        Company in the City of New York                 New York      100
      The Variable Annuity Life Insurance
        Company                                            Texas      100
        VALIC Retirement Services Company                  Texas      100
   American General Assurance Company                   Illinois      100
    American General Indemnity Company                  Illinois      100
   American General Bancassurance Services,
    Inc.                                                Illinois      100
   American General Finance, Inc.                        Indiana      100
    American General Auto Finance, Inc.                 Delaware      100
    American General Finance Corporation                 Indiana      100
      Merit Life Insurance Co.                           Indiana      100
      MorEquity, Inc.                                     Nevada      100
        Wilmington Finance, Inc.                        Delaware      100
      Yosemite Insurance Company                         Indiana      100
        CommoLoCo, Inc.                              Puerto Rico      100
    American General Financial Services of
      Alabama, Inc.                                     Delaware      100

                            Subsidiaries of AIG

                                                                 Percentage
                                                                  of Voting
                                                                 Securities
                                                 Jurisdiction of   held by
                                                  Incorporation   Immediate
                                                 or Organization Parent/(1)/
                                                 --------------- -----------
   American General Investment Management
    Corporation                                        Delaware      100
   American General Realty Investment
    Corporation                                           Texas      100
   Knickerbocker Corporation                              Texas      100
 American International Life Assurance
   Company of New York                                 New York     77.5/(22)/
 American International Underwriters
   Corporation                                         New York      100
 American International Underwriters
   Overseas, Ltd.                                       Bermuda      100
   A.I.G. Colombia Seguros Generales S.A.              Colombia      100
   AIG Brasil Companhia de Seguros                       Brazil       50
   AIG Direct Marketing Company Ltd.                     Taiwan      100
    Central Insurance Company Limited                    Taiwan      100
   AIG Europe (Ireland) Limited                         Ireland      100
   AIG Europe (UK) Limited                              England      100
   AIG General Insurance (Thailand) Company
    Limited                                            Thailand      100
   AIG General Insurance (Vietnam) Company
    Limited                                             Vietnam      100
   AIG MEMSA Insurance Company Ltd.                 United Arab
                                                       Emirates      100
   AIG Takaful B.S.C.                                   Bahrain      100
   American International Insurance Company
    of Puerto Rico                                  Puerto Rico      100
   American International Underwriters GmBH             Germany      100
   La Meridional Compania Argentina de Seguros        Argentina      100
   La Seguridad de Centroamerica Compania de
    Seguros S.A.                                      Guatemala      100
   Richmond Insurance Company Limited                   Bermuda      100
   Underwriters Adjustment Company                       Panama      100
 American Life Insurance Company                       Delaware      100
   AIG Life (Bulgaria) Z.D.A.D.                        Bulgaria      100
   ALICO, S.A.                                           France      100
   First American Polish Life Insurance and
    Reinsurance Company,                                 Poland      100
   Inversiones Interamericana S.A. (Chile)                Chile      100
   Pharaonic American Life Insurance Company              Egypt     71.6
   Unibanco AIG Seguros S.A.                             Brazil     47.8/(23)/
 American Security Life Insurance Company,
   Ltd.                                            Lichtenstein      100
 Delaware American Life Insurance Company              Delaware      100
 HSB Group, Inc.                                       Delaware      100
   The Hartford Steam Boiler Inspection and
    Insurance Company                               Connecticut      100
    The Hartford Steam Boiler Inspection and
      Insurance Company of                          Connecticut      100
    HSB Engineering Insurance Limited                   England      100
      The Boiler Inspection and Insurance
        Company of Canada                                Canada      100
 Mt. Mansfield Company, Inc.                            Vermont      100
 The Philippine American Life and General
   Insurance Company                                Philippines     99.7
   Pacific Union Assurance Company                   California      100
   Philam Equitable Life Assurance Company,
    Inc.                                            Philippines     95.3
   Philam Insurance Company, Inc.                   Philippines      100
 United Guaranty Corporation                     North Carolina     36.3/(24)/
   A.I.G. Mortgage Holdings Israel, Ltd.                 Israel     82.1
    E.M.I.-Ezer Mortgage Insurance Company,
      Limited                                            Israel      100
   AIG United Guaranty Agenzia DI
    Assicurazione S.R.L                                   Italy      100

                              Subsidiaries of AIG

                                                                  Percentage
                                                                   of Voting
                                                                  Securities
                                                  Jurisdiction of   held by
                                                   Incorporation   Immediate
                                                  or Organization Parent/(1)/
                                                  --------------- -----------
 AIG United Guaranty Insurance (Asia) Limited          Hong Kong      100
 AIG United Guaranty Re, Ltd.                            Ireland      100
 United Guaranty Insurance Company                North Carolina      100
 United Guaranty Mortgage Insurance Company       North Carolina      100
 United Guaranty Mortgage Insurance Company
   Canada                                                 Canada      100
 United Guaranty Mortgage Insurance Company of
   North Carolina                                 North Carolina      100
 United Guaranty Partners Insurance Company              Vermont       80
 United Guaranty Residential Insurance Company    North Carolina     75.0/(25)/
   United Guaranty Credit Insurance Company       North Carolina      100
   United Guaranty Insurance Company of North
    Carolina                                      North Carolina      100
   United Guaranty Mortgage Indemnity Company     North Carolina      100
 United Guaranty Residential Insurance Company
   of North                                       North Carolina      100
 United Guaranty Services, Inc.                   North Carolina      100
                                                  North Carolina
--------
(1)   Percentages include directors' qualifying shares.
(2) All subsidiaries listed are consolidated in the accompanying financial statements. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(3) The common stock is owned approximately 14.1 percent by C.V. Starr & Co., Inc., Edward E. Matthews, Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC, Starr International Company, Inc., The Maurice R. Greenberg and Corinne P. Greenberg Family Foundation, Inc. and the Universal Foundation, Inc.
(4)   Also owned 1 percent by AIG Global Investment Corp.
(5)   Also owned 1 percent by AIG Capital Corporation.
(6) Also owned 32.77 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(7)   Also owned 10 percent by AIG Matched Funding Corp.
(8)   Also owned 10 percent by a subsidiary of American Life Insurance Company.
(9)   Also owned 21 percent by Commerce and Industry Insurance Company.
(10) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of the Pittsburgh, Pa., and 8 percent by AIG Casualty Company.
(11)  Also owned 50 percent by The Insurance Company of the State of
      Pennsylvania.
(12)  Also owned 25 percent by Commerce and Industry Insurance Company and
      25 percent by AIU Insurance Company.
(13)  Also owned by 11 other AIG subsidiaries.
(14)  Also owned by 11 other AIG Subsidiaries.
(15)  Also owned 25.85 percent by AIG.
(16) Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.
(17) Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.
(18) Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.
(19)  100 percent held together with AIG companies.
(20)  Also owned 30 percent by AIG Retirement Services, Inc.
(21) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(22)  Also owned 22.48 percent by American Home Assurance Company.
(23) Also owned 1.7 percent by American International Underwriters Overseas, Ltd. and 0.48 percent by American Home Assurance Company.
(24) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95% by New Hampshire Insurance Company and
      0.86 percent by The Insurance Company of the State of Pennsylvania.
(25) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

Item 29. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

American General Life Insurance Company

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgment in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or
(3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or
(4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by the company's By-laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of the company's By-Laws.

Item 30. Principal Underwriters

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for American General Life Insurance Company Separate Account A and American General Life Insurance Company Separate Account D, which both offer interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of American General Life Insurance Company affiliates.

(b) Management.

Name and Principal           Positions and Offices with Underwriter
Business Address             American General Equity Services Corporation
------------------           -------------------------------------------------
Matthew E. Winter            Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire              Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

David W. O'Leary             Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Larry E. Blews               Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.       Vice President
2727-A Allen Parkway
Houston, TX 77019

Deanna D. Osmonson           Vice President and Anti-Money Laundering
2727 Allen Parkway           Compliance Officer
Houston, TX 77019

T. Clay Spires               Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Name and Principal      Positions and Offices with Underwriter
Business Address        American General Equity Services Corporation
------------------      -------------------------------------------------

Rhonda Washington       Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck       Secretary
70 Pine Street
New York, NY 10270

Sarah L. Hosker         Assistant Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones         Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming         Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore        Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

                                         Compensation on
                     Net Underwriting Events Occasioning the
Name of Principal     Discounts and       Deduction of a      Brokerage     Other
Underwriter            Commissions     Deferred Sales Load   Commissions Compensation
-----------------    ---------------- ---------------------- ----------- ------------
American General
  Equity Services
  Corporation               0                   0                 0           0

Item 31. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713.

Item 32. Management Services    Not applicable.

Item 33. Fee Representation

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary W. Parker and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 30th day of April, 2007.

                                   AMERICAN GENERAL LIFE INSURANCE COMPANY
                                   SEPARATE ACCOUNT VL-R
                                   (Registrant)

                               BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
                                   (On behalf of the Registrant and itself)

                               BY: ROBERT F. HERBERT, JR.
                                   -----------------------------------
                                   ROBERT F. HERBERT, JR.
                                   SENIOR VICE PRESIDENT, TREASURER
                                   AND CONTROLLER

                                    AGL - 1

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Depositor and Registrant, in the capacities and on the dates indicated.

Signature                              Title                      Date
---------                              -----                      ----

RODNEY O. MARTIN, JR.         Director and Chairman          April 30, 2007
---------------------       of the Board of Directors
RODNEY O. MARTIN, JR.

MATTHEW E. WINTER            Director, President and         April 30, 2007
---------------------        Chief Executive Officer
MATTHEW E. WINTER

MARY JANE B. FORTIN            Director, Executive           April 30, 2007
---------------------          Vice President and
MARY JANE B. FORTIN          Chief Financial Officer

M. BERNARD AIDINOFF                 Director                 April 30, 2007
---------------------
M. BERNARD AIDINOFF

DAVID J. DIETZ                      Director                 April 30, 2007
---------------------
DAVID J. DIETZ

DAVID L. HERZOG                     Director                 April 30, 2007
---------------------
DAVID L. HERZOG

RICHARD A. HOLLAR                   Director                 April 30, 2007
---------------------
RICHARD A. HOLLAR

ROYCE G. IMHOFF II                  Director                 April 30, 2007
---------------------
ROYCE G. IMHOFF II

                                    AGL - 2

Signature                             Title                      Date
---------                             -----                      ----

DAVID W. O'LEARY                   Director                 April 30, 2007
--------------------
DAVID W. O'LEARY

GARY D. REDDICK                    Director                 April 30, 2007
--------------------
GARY D. REDDICK

CHRISTOPHER J. SWIFT               Director                 April 30, 2007
--------------------
CHRISTOPHER J. SWIFT

JAMES W. WEAKLEY                   Director                 April 30, 2007
--------------------
JAMES W. WEAKLEY

                                    AGL - 3

                                                                      333-65170
                                                                      811-08561

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 30th day of April, 2007.

                                         AMERICAN HOME ASSURANCE COMPANY

                                         By: ROBERT S. SCHIMEK
                                             ----------------------------------
                                             ROBERT S. SCHIMEK
                                             SENIOR VICE PRESIDENT AND
                                             TREASURER

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                 Title                      Date
---------                                 -----                      ----

*KRISTIAN PHILIP MOOR            Director and Chairman          April 30, 2007
------------------------
 KRISTIAN PHILIP MOOR

*JOHN QUINLAN DOYLE             Director and President          April 30, 2007
------------------------
 JOHN QUINLAN DOYLE

*ROBERT S. SCHIMEK       Director, Senior Vice President, and   April 30, 2007
------------------------               Treasurer
 ROBERT S. SCHIMEK

*MERTON BERNARD AIDINOFF               Director                 April 30, 2007
------------------------
 MERTON BERNARD AIDINOFF

*CHARLES H. DANGELO                    Director                 April 30, 2007
------------------------
 CHARLES H. DANGELO

*NEIL ANTHONY FAULKNER                 Director                 April 30, 2007
------------------------
 NEIL ANTHONY FAULKNER

*DAVID NEIL FIELDS                     Director                 April 30, 2007
------------------------
 DAVID NEIL FIELDS

*KENNETH VINCENT HARKINS               Director                 April 30, 2007
------------------------
 KENNETH VINCENT HARKINS

*DAVID LAWRENCE HERZOG                 Director                 April 30, 2007
------------------------
 DAVID LAWRENCE HERZOG

*ROBERT EDWARD LEWIS                   Director                 April 30, 2007
------------------------
 ROBERT EDWARD LEWIS

*WIN JAY NEUGER                        Director                 April 30, 2007
------------------------
 WIN JAY NEUGER

*NICHOLAS SHAW TYLER                   Director                 April 30, 2007
------------------------
 NICHOLAS SHAW TYLER

*NICHOLAS CHARLES WALSH                Director                 April 30, 2007
------------------------
 NICHOLAS CHARLES WALSH

* BY: ROBERT S. SCHIMEK
      -------------------------------
      ROBERT S. SCHIMEK
      ATTORNEY-IN-FACT
      (Exhibit (r)(2) to the Registration Statement)

                                 EXHIBIT INDEX

Item 26. Exhibits

    (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                      E-1